As filed with the Securities and Exchange Commission on April 30, 2026
Registration No. 333-267180

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 6

FIDELITY & GUARANTY LIFE INSURANCE COMPANY
(Name of Insurance Company)

801 Grand Avenue, Suite 2600, Des Moines IA 50309
(Address of Insurance Company’s Principal Executive Offices)
(866) 846-4660
(Insurance Company’s Telephone Number, including Area Code)

Christopher Blunt
Marek Olearnik, Esq.
c/o Fidelity & Guaranty Life Insurance Company
801 Grand Avenue, Suite 2600, Des Moines IA 50309
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth, Esq.
Partner
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0100

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).
Check each box that appropriately characterizes the Registrant:
☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒	Insurance Company relying on Rule 12h-7 under the Exchange Act
☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act

F&G CONFIDENCE BUILDER
Individual Single Premium Deferred Index-Linked Annuity Contract
Issued By:
FIDELITY & GUARANTY LIFE INSURANCE COMPANY
Prospectus Dated: May 1, 2026

This prospectus provides information you should know before you purchase the F&G Confidence Builder Contract (the “Contract”). The prospectus describes the Contract between the Owner (“you”) and Fidelity & Guaranty Life Insurance Company (“F&G,” the “Company,” “us,” “we” or “our”). The Contract is a single premium deferred index-linked annuity contract with a minimum Premium Payment of $25,000 that is designed to help you invest on a tax-deferred basis and meet long-term financial goals. The Company does not allow additional Premium Payments after the initial Premium Payment. Certain words and phrases used and capitalized throughout the prospectus are defined in the section titled “Defined Terms.”
Please read this prospectus before investing and keep it for future reference.
Under the Contract, you may allocate your Premium to the Fixed Interest Strategy, which guarantees principal and a rate of interest for a 1-year crediting period, and one or more of the Index-Linked Interest Strategies that are available under the Contract. Each Index-Linked Interest Strategy has an applicable Crediting Method and is tied to a market index. At the end of a defined time period (a “Crediting Period”), we will credit to your Contract an amount of interest (which may be positive, negative, or equal to zero) based on the Index performance and Crediting Method of the Indexed-Linked Strategy in which you invested. For additional information about each Index-Linked Interest Strategy and the Fixed Interest Strategy, please see Appendix A: Investment Options Available Under the Contract.
Each Crediting Method includes a “Buffer,” which provides limited protection against a negative Index Change for a Crediting Period or, for an Annual Lock Crediting Method, for each Contract Year during a Crediting Period. When you invest in an Indexed-Linked Interest Strategy, if there is negative Index performance for the Crediting Period, or, for an Annual Lock Crediting Method, for each Contract Year during a Crediting Period, you risk any losses that exceed the amount of the Buffer. At the end of a Crediting Period, you could lose up to 90% of your investment in an Index- Linked Interest Strategy with a Buffer of 10%, and up 80% of your investment in an Index-Linked Interest Strategies with a Buffer of 20%. If you select an Index-Linked Interest Strategy with an Annual Lock Crediting Method, on the Crediting Date, at the end of a Crediting Period you could lose significantly more due to compounding annual losses. We will always offer an Index-Linked Interest Strategy with the protection of at least a 10% Buffer.
Each Crediting Method has either has a “Cap Rate,” which is the maximum percentage change that can be credited under an Index-Linked Interest Strategy for a Crediting Period; or a “Performance Trigger Rate,” which is the percentage that will be credited if the Index Change is positive or equal to zero for a Crediting Period. The Cap Rate or the Performance Trigger Rate may limit the amount that will be credited to your Contract, and you may earn less than the Index return during the Crediting Period. We may change Cap Rates and Performance Trigger Rates for each Crediting Period, subject to the Guaranteed Minimum Cap Rate of 2% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period; 6% for a point to point Index-Linked Interest Strategy with a three-year Crediting Period; 3% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period where the Index is Hindsight 20/20; 12% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period with any other Index; and 2% for each year of an Annual Lock Index-Linked Interest Strategy with a six-year Crediting Period; and the Guaranteed Minimum Performance Trigger Rate of 0.50% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period.
Any interest credited to your Contract, as well as our obligations under the Contract, either as a result of investing in an Index-Linked Interest Strategy or the Fixed Interest Strategy, are subject to our financial strength and claims-paying ability.
The Contract is a complex investment and involves risks, including potential loss of principal. You should speak with a financial professional about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, negative contract adjustments, taxes and tax penalties. Before the end of a Crediting Period for an Index-Linked Interest Strategy, if you take a surrender or any withdrawal (including systematic withdrawals and required minimum distributions), or if you annuitize, or if the death benefit is paid, the transaction will be based on the Strategy Interim Value of your investment in that Index-Linked Interest Strategy, which is calculated by using a formula that takes into account the value of a specific set of hypothetical derivatives and changes in interest rates that impact the value of the fixed income assets supporting your Contract. Also, if you take a withdrawal or surrender from your Contract at the end of a Crediting Period during the first six Contract Years, your withdrawal or surrender will be subject to an adjustment for changes in interest rates that impact the value of the fixed income assets supporting your Contract (an “Asset Adjustment”). A withdrawal during a Crediting Period, or, during the first six Contract Years, on the Crediting Date will reduce your Account Value on a proportionate, rather than a dollar-for-dollar, basis. Under extreme conditions, you could lose up to 100% of your investment in an Index-Linked Interest Strategy if you remove funds before the Crediting Date or on the Crediting Date prior to the sixth Contract Anniversary.
The Contract does not provide tax deferral benefits, beyond those already provided under the Internal Revenue Code, for a Contract purchased as a Qualified Contract, such as an Individual Retirement Annuity (“IRA”). Amounts withdrawn from the Contract prior to age 59 1/2 may also be subject to taxes and a 10% federal penalty. Investors should consult with their tax advisor for more information.
You may cancel the Contract without charge within 30 days after you receive it. If you cancel your Contract during this period, we will issue a refund including all charges that may have been deducted from your Contract and you will not be subject to a surrender charge, although we may apply a Contract Adjustment. Your state’s law will determine the amount you will receive. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board, or any other government agency.
Additional information about certain investment products, including index-linked annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

DEFINED TERMS
We have used simple, clear language as much as possible in this prospectus. However, by the very nature of the Contracts certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Account Value	The total amount attributable to your Contract during the Accumulation Phase at any given time. Your Account Value is the sum of your Strategy Account Values and your Fixed Interest Strategy Value at any given time. Your Account Value may not necessarily equal your Cash Surrender Value.

Accumulation Phase	The period beginning on the Effective Date and ending on the Maturity Date.

Adjusted Index Change	The net change percentage in the Index Value of an Index from the start of a Crediting Period to the end of the Crediting Period, after any applicable adjustment for the Crediting Method applicable to an Index-Linked Interest Strategy. The Adjusted Index Change for an Index-Linked Interest Strategy represents the rate at which we credit interest at the end of a Crediting Period. The Adjusted Index Change may be positive, negative, or equal to zero.

Annuitant	The natural person(s) on whose life (or lives) annuity payments under the Contract are based.

Asset Adjustment	An adjustment to your Strategy Base Value used to determine the Strategy Interim Value based on the Bloomberg US Aggregate Yield to Worst Index to account for changes in interest rates that impact the value of the fixed income assets supporting your Contract since the Contract’s Effective Date. On a Crediting Date prior to the sixth Contract Anniversary, your Strategy Account Value also includes the Asset Adjustment.

Beneficiary	The person or entity designated by the Owner to receive any Contract benefits upon the Owner’s death during the Accumulation Phase.

Business Day	Any day that the New York Stock Exchange (“NYSE”) is open for regular trading. A Business Day ends at the same time that regular trading on the NYSE closes (typically, 4:00 PM Eastern Time).

Buffer	A Buffer protects against a negative Index Change until the protection level has been exceeded. The Buffer represents the maximum negative Index Change that will not result in a negative Adjusted Index Change for a given Crediting Period. If the Index Change for the Crediting Period is negative, and the negative Index Change is within the Buffer, then the Index-Linked Interest credited to the Strategy Account Value is zero. If the negative Index Change exceeds the Buffer, then negative Index-Linked Interest is credited to the extent that the Index Change extends beyond the Buffer. The Buffer provides limited protection against negative Index-Linked Interest being credited to your Contract for a Crediting Period. For example, if the Buffer is 20% and the Index Change for the Crediting Period is negative 35%, negative Index-Linked Interest of 15% would be credited to the Index-Linked Interest Strategy.

Cap Rate	An element of certain Crediting Methods. The Cap Rate represents the maximum Adjusted Index Change that can be credited under an Index-Linked Interest Strategy for a Crediting Period. It limits the potential positive Index-Linked Interest that may be credited for a Crediting Period. Each Index-Linked Interest Strategy that is subject to a Cap Rate has its own Cap Rate.

Cash Surrender Value	The amount that you will receive if you surrender your Contract (i.e., take a full withdrawal) during the Accumulation Phase. The Cash Surrender Value equals your Account Value minus any surrender charge.

Code	Internal Revenue Code of 1986, as amended.

Commuted Value	The commuted value of remaining guaranteed annuity payments is determined by discounting the remaining guaranteed annuity payments at an annually compounded interest rate which is one percent more than the rate we use to determine those payments. The commuted value will always be less than the sum of the remaining guaranteed annuity payments. The commuted value is calculated as of the date a lump sum payment will be made.

Contract	The F&G Confidence Builder Contract, which is a single premium deferred index-linked annuity contract between F&G and you, as the Owner.

Contract Adjustment	An Asset Adjustment and/or Equity Adjustment used to determine your Strategy Interim Value for an Index-Linked Interest Strategy.

Contract Anniversary	The annual anniversary of the Effective Date of your Contract.

Contract Year	The 12-month period starting on the Effective Date and each anniversary of your Effective Date while the Contract remains in force.

Crediting Date	The last day of a Crediting Period.

Crediting Method	The Cap Rate or the Performance Trigger Rate; the Buffer; and the calculating methodology (Point to Point or Annual Lock) that determines the applicable Index-Linked Interest credited for a Strategy at the end of a Crediting Period. A “Point to Point” methodology measures the net performance of the applicable Index between the beginning of the first day of a Crediting Period and Crediting Date, while an “Annual Lock methodology measures the net performance of the applicable Index each Contract Year during the Crediting Period.

Crediting Period	The investment period over which performance of an Index is measured to determine the amount of Index-Linked Interest credited for an Index-Linked Interest Strategy, or, for the Fixed Interest Strategy, the one-year period over which interest is credited at a specified declared rate. A Crediting Period is designated for each Index-Linked Interest Strategy and may be one, three, or six years. You may only reallocate your Strategy Account Value or Fixed Interest Strategy Value among the Fixed Interest Strategy and/ or one or more Index-Linked Interest Strategies at the end of a Crediting Period. You may not reallocate your Strategy Account Value or Fixed Interest Strategy Value until the end of a Crediting Period.

Effective Date	The date when the Contract is issued and the Premium is allocated to the Fixed Interest Strategy and/or one or more of the Index-Linked Interest Strategies for the initial Crediting Period.

Equity Adjustment	An adjustment to your Strategy Base Value used to determine the Strategy Interim Value based on the value of a specific set of hypothetical derivatives.

F&G (or the “Company,” “we,” “us,” or “our”)	Fidelity & Guaranty Life Insurance Company.

Fixed Interest Strategy	The Investment Option under the Contract that provides for guaranteed interest, and is subject to a guaranteed minimum interest rate. The Fixed Interest Strategy is part of the Separate Account.

Fixed Interest Strategy Value	The amount of your Account Value allocated to the Fixed Interest Strategy at any given time.

General Account	The account that holds all of F&G’s assets, including all assets held in the Separate Account.

Guaranteed Minimum Cap Rate	The Guaranteed Minimum Cap Rate is 2% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period; 6% for a point to point Index-Linked Interest Strategy with a three-year Crediting Period; 3% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period where the Index is Hindsight 20/20; 12% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period with any other Index; and 2% for each year of an Annual Lock Index-Linked Interest Strategy with a six-year Crediting Period.

Guaranteed Minimum Performance Trigger Rate	The Guaranteed Minimum Performance Trigger Rate is 0.50% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period.

Income Phase	The period beginning on the Maturity Date during which we make annuity payments to the Payee(s).

Income Phase Death Benefit Recipient	The person entitled during the Income Phase to any payments to be made under an annuity option after the death of the Annuitant(s). The Income Phase Death Benefit Recipient is the first person(s) living on the date of such death in the following order: (i) Owner(s) or a surviving joint Owner; (ii) the Beneficiary(ies); or (iii) the estate of the last owner to die.

Index	The market index used to determine the Index Change for a Strategy. Each Index is comprised of or defined by certain securities or by a combination of certain securities and other instruments.

Index Change	The net change percentage in the Index Value of an Index from the start of a Crediting Period to the end of the Crediting Period, before any applicable adjustment for the Crediting Method applicable to an Index-Linked Interest Strategy. If the start or end of a Crediting Period is not on a Business Day, we will use the Index Value on the next Business Day to calculate the Index Change.

Index Value	The closing value of an Index on any Business Day. If an Index Value is not published for a Business Day, we will use the closing Index Value from the next Business Day.

Index-Linked Interest Strategy	An Investment Option under the Contract that provides for credited interest (either positive, negative, or equal to zero) based on the performance of a particular Index and the applicable Crediting Method.

Index-Linked Interest	The dollar amount of interest credited under an Index-Linked Interest Strategy at the end of a Crediting Period. Index-Linked Interest can be positive, negative or equal to zero.

Investment Options	The Index-Linked Interest Strategies and the Fixed Interest Strategy.

IRS	The Internal Revenue Service.

Maturity Date	The date the Income Phase begins. The Maturity Date is the Contract Anniversary on or first following the Annuitant’s (or oldest Annuitant’s if a Joint Annuitant is named) 100th birthday. You may change the Maturity Date to an earlier date following the first Contract Anniversary.

Owner	The person(s) or legal entity entitled to exercise all rights and privileges under the Contract. Any reference to Owner in this prospectus includes any joint Owner. References to “you” in this prospectus refer to the Owner or a prospective Owner. In the case of a Qualified Contract, the Owner must be a natural person and joint Owners are not allowed.

Payee	The person(s) or entity (or entities) designated by you to receive annuity payments during the Income Phase. You are the Payee unless you designate another person or entity as the Payee.

Performance Trigger Rate	The Performance Trigger Rate is the percentage that will be credited if the Index Change is positive or equal to zero for a Crediting Period. For an Index-Linked Interest Strategy with a Performance Trigger Rate, if the Index Change is equal to zero or greater for a Crediting Period, the Adjusted Index Change will be equal to the Performance Trigger Rate for that Crediting Period. The Performance Trigger Rate limits the potential positive Index-Linked Interest that will be credited for a Crediting Period if the Index Change exceeds the Performance Trigger Rate. Each Index-Linked Interest Strategy that is subject to a Performance Trigger Rate has its own Performance Trigger Rate.

Premium	The single premium paid to us under the Contract, less any applicable taxes due at the time the payment is made.

Qualified/ Non‑Qualified Contract	A Qualified Contract is purchased as part of an individual retirement plan or an employer-sponsored plan. Currently, we offer two types of Qualified Contracts: (1) a traditional IRA, and (2) a Roth IRA. The Contract is not available for purchase by qualified retirement plans, as a “section 403(b) contract,” or in the form of a Simplified Employee Pension or SIMPLE Retirement Account. A Non-Qualified Contract is a Contract that is not a Qualified Contract.

Rollover Contribution	A transfer of “eligible” funds between a qualified retirement plan and a traditional or Roth IRA that takes one of these forms: (1) direct transfer—funds are paid directly from one qualified retirement plan or IRA to another; (2) trustee-to-trustee transfer—funds held in a traditional IRA are transferred directly to another traditional IRA or funds held in a Roth IRA are transferred directly to another Roth IRA; or (3) a 60-Day Rollover—funds held in a qualified retirement plan or IRA are distributed directly to you and within 60 days you deposit all or a portion of them in an IRA or qualified retirement plan. You should consult with your tax advisor about the applicable requirements for making a rollover contribution and about what funds are “eligible” for such a transfer.

Separate Account	F&G’s Separate Account ILA-1. We hold certain investments supporting the assets allocated to the Index-Linked Interest Strategies and the Fixed Interest Strategy in F&G Separate Account ILA-1, which we established under the laws of Iowa. Separate Account ILA-1 is a non-insulated separate account. Assets in Separate Account ILA-1 are part of F&G’s General Account, are chargeable with the claims of any of our contract owners as well as our creditors and are subject to the liabilities arising from any of our other business. Separate Account ILA-1 is not registered or regulated under the Investment Company Act of 1940, as amended.

Strategy Account Value	During a Crediting Period, you have a Strategy Account Value for each Index-Linked Interest Strategy in which you invest. On the Effective Date, your Strategy Account Value equals the Premium you allocate the Index-Linked Interest Strategy. On each Business Day other than the Effective Date or a Crediting Date during the first six Contract Years, your Strategy Account Value equals your Strategy Interim Value. On a Crediting Date during the first six Contract Years, your Strategy Account Value includes the Asset Adjustment. Your Strategy Account Value is the amount available for withdrawals, surrenders, annuitization and death benefits.

Strategy Base Value	For each Index-Linked Interest Strategy in which you invest, your Strategy Base Value is an amount used to calculate (i) your Strategy Account Value on the first Business Day of the Crediting Period; (ii) your Strategy Interim Value on each other Business Day; and (iii) your Index-Linked Interest credited on the last Business Day of the Crediting Period. Your Strategy Base Value is not a cash value under the Contract. Your Strategy Base Value will be adjusted for any withdrawals you make during the Crediting Period.

Strategy Interim Value	For each Index-Linked Interest Strategy in which you invest, your Strategy Account Value equals your Strategy Interim Value on any Business Day except for the Effective Date and a Crediting Date. The Strategy Interim Value is calculated by using a formula that takes into account the Equity Adjustment and the Asset Adjustment to your Strategy Base Value.

Surrender Charge Period	The first six Contract Years.

OVERVIEW OF THE CONTRACT
This summary provides a brief overview of the F&G Confidence Builder Contract. You should carefully read the entire prospectus before you decide whether to purchase the Contract. The Contract may not be currently available in all states, may vary in your state, or may not be available from all selling firms or from all financial professionals.
What is the purpose of the Contract? The Contract is designed to help you invest on a tax-deferred basis and meet your long-term financial goals, such as funding your retirement. During the Accumulation Phase, you can access your funds by taking withdrawals of your Account Value (which may be subject to a surrender charge of up to 7% and other adjustments based on Strategy Interim Values and Asset Adjustments). During the Income Phase, we pay guaranteed income in the form of annuity payments. The Contract also will pay a death benefit to your Beneficiaries in the event of death of the Owner or the Annuitant during the Accumulation Phase. All payments under the Contract are subject to the terms and conditions described in this prospectus. You should not buy the Contract as a short-term investment, if you plan on taking withdrawals before the end of the Surrender Charge Period (which is the first six Contract Years), or if you anticipate taking significant withdrawals from your Strategy Account Values. You should understand that while the Contract provides some protection against loss, you can lose money under the Contract. It is possible to lose your entire principal investment and previously credited Index-Linked Interest You should not buy the Contract if you are not willing to assume the risks associated with the Contract.
The Contract may be purchased as either “qualified” or “non-qualified” under the Internal Revenue Code. A Non-Qualified Contract will provide you with certain tax deferral features under the Code. If you purchase a Qualified Contract, the Contract will not provide you tax deferral benefits in addition to those already provided by your IRA or Roth IRA, and you should only buy the Contract for its other features.
What are the phases of the Contract?
Accumulation (Savings) Phase
During the accumulation phase, you can allocate your Contract Value to one or more of the available Index- Linked Interest Strategies and/or the Fixed Interest Strategy.
Index-Linked Interest Strategies. Each Index-Linked Interest Strategy credits Index-Linked Interest (either positive, negative, or equal to zero) at the end of a Crediting Period based, in part, on the performance of a particular Index. You could lose a significant amount of money if the Index declines in value.
We limit the negative Index Change used in calculating the Index Linked Interest on the Crediting Date by applying a Buffer to absorb negative Index Change up to the amount of the Buffer. For example, if the Index- Linked Interest Strategy has a Buffer of 10%, if the Index Return is -25%, the crediting rate would be -15% (the amount that the Index Change exceeds the Buffer) on the Crediting Date, meaning that your Strategy Account Value will show a 15% decrease from your Strategy Base Value. For Index-Linked Interest Strategies with an Annual Lock Crediting Method, the Buffer will absorb negative Index Change up to the amount of the Buffer each Contract Year during the Crediting Period. We will always offer an Index-Linked Interest Strategy with the protection of at least a 10% Buffer.
If the Index Change is positive or zero, we determine whether it must be adjusted for the Cap Rate or the Performance Trigger Rate, which may limit the positive return used to determine the Adjusted Index Change, as follows:

•
If the Crediting Method for the Index-Linked Interest Strategy includes a Cap Rate, the Cap Rate is the maximum positive Adjusted Index Change for a given Crediting Period. For example, if the Index Change is 12% and the Cap Rate is 8%, the crediting rate would be 8% (the lesser of the Index Change and the Cap Rate) on the Crediting Date, meaning that your Strategy Account Value will show an 8% increase from your Strategy Base Value. For Index-Linked Interest Strategies with an Annual Lock Crediting Method, we limit the annual performance to the lesser of the Index Change or the Cap Rate each Contract Year during the Crediting Period. We will not establish an Cap Rate below the Guaranteed Minimum Cap Rate of 2% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period; 6% for a point to point Index-Linked Interest Strategy with a three- year Crediting Period; 3% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period where the Index is Hindsight 20/20; 12% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period with any other Index; and 2% for each year of an Annual Lock Index-Linked Interest Strategy with a six-year Crediting Period.

•
If the Crediting Method for the Index-Linked Interest Strategy includes a Performance Trigger Rate, if the Index Change is at least zero, the Adjusted Index Change is the Performance Trigger Rate for a given Crediting Period. For example, if the Index Change is 8% and the Performance Trigger Rate is 5%, the crediting rate would be 5% on the Crediting Date, meaning that your Strategy Account Value will show a 5% increase from your Strategy Base Value. We will not establish an Index Trigger Rate below the Guaranteed Minimum Performance Trigger Rate of 0.50% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period.

Fixed Interest Strategy. The Fixed Interest Strategy credits interest during each Crediting Period based on a guaranteed rate set by us. The guaranteed minimum interest rate (for the Fixed Interest Strategy) will never be less than 0.15%.
Additional information about each Index-Linked Interest Strategy and the Fixed Interest Strategy is provided in Appendix A: Investment Options Available Under the Contract.
Annuity (Income) Phase
If your Contract enters the Income Phase, we will make annuity payments to the Payee(s) based on the annuity option that you select. Each annuity option is based on the life of at least one Annuitant. The value of the annuity payments that we make will depends in part on your Cash Surrender Value on the Maturity Date. As of the Maturity Date, the only payments that we will make under the Contract are annuity payments (or a lump sum payment). It will not be possible to take withdrawals and the death benefit will not be payable upon death. Once your Contract enters the Income Phase, you cannot switch back to the Accumulation Phase.
The annuity option that you select will determine, among other things, the amount of your annuity payments and their frequency. Annuity payments will start at the end of the first payment period that begins on the Maturity Date. You may select from three annuity options under the Contract. The available annuity options are:

•	Income for Fixed Period;

•	Life Income with Guaranteed Period; or

•	Joint and Survivor Income with Guaranteed Period.
What are the Features of the Contract?
The Contract provides for the accumulation of retirement savings and income. The Contract offers death benefit protection and offers various payout options.
Access to Your Money
You may take withdrawals from your Contract at any time during the Accumulation Phase. However, if you take a partial withdrawal or surrender your Contract (i.e., a full withdrawal), your withdrawal may be subject to a surrender charge, and withdrawals from your Strategy Account Values during a Crediting period will be based on respective Strategy Interim Values. Surrenders and withdrawals on a Crediting Date during the first six Contract Years will be based on Strategy Account Values that includes an Asset Adjustment. Repetitive withdrawals (a form of systematic partial withdrawals) are also available during the Accumulation Phase. If you are under age 59 1⁄2, amounts you withdraw from the Contract may also be subject to a 10% additional federal tax.
When you take a withdrawal from your Fixed Interest Strategy, your Fixed Interest Strategy Value is reduced by the dollar amount of the withdrawal, including any applicable surrender charges. When you take a withdrawal from an Index-Linked Interest Strategy, the applicable Strategy Account Value is reduced in the same manner. However, if you take a withdrawal from an Index-Linked Interest Strategy, the withdrawal will also cause a proportional reduction (perhaps significant reduction) to your Strategy Base Value. A reduction in your Strategy Base Value negatively impacts your Strategy Account Value because the Strategy Base Value is what is used to calculate the Index-Linked Interest to be credited at the end of the Crediting Period. Overall, withdrawals may result in a loss of principal and previously-credited interest due to adjustments and charges that may be imposed even if Index Performance has been positive.
Death Benefits
If you die during the Accumulation Phase, your Contract provides for a death benefit equal to the greater of:

(a)	Your Account Value (subject to Strategy Interim Values during a Crediting Period or including the Asset Adjustment on a Crediting Date during the first six Contract Years); or

(b)	Your Premium, reduced proportionately by the percentage reduction in the Account Value for each partial withdrawal, including any surrender charge deduction.
The death benefit is not payable during the Income Phase and will terminate without value as of the Maturity Date.
What Contract Adjustments May Apply to Transactions in the Contract?
On each Business Day other than the Effective Date or a Crediting Date, if you surrender your Contract, take a withdrawal (including systematic withdrawals and required minimum distributions), annuitize or if a death benefit is paid, your Strategy Account Value equals your Strategy Interim Value. Your Strategy Interim Value on a given Business Day is intended to reflect the value of your investment in an Index-Linked Interest Strategy on that particular day. Changes to your Strategy Interim Value are not directly tied to the performance of the relevant Index (although Index performance impacts your Strategy Interim Value). Instead, your Strategy Interim Value for an Index-Linked Interest Strategy is calculated on any day other than a Crediting Date using a formula that takes into account (i) an Equity Adjustment to your Strategy Base Value based on the value of a specific set of hypothetical derivatives; and (ii) an Asset Adjustment to your Strategy Base Value based on the Bloomberg US Aggregate Yield to Worst Index to account for changes in interest rates that impact the value of the fixed income assets supporting your Contract.
On a Crediting Date prior to the sixth Contract Anniversary, your Strategy Account Value will include the Asset Adjustment. Accordingly, if you surrender your Contract, take a withdrawal, annuitize or if a death benefit is paid on a Crediting Date prior to the sixth Contract Anniversary, those transactions will be based on the Strategy Account Value including the Asset Adjustment, and your Strategy Base Value for the following Crediting Period will be adjusted proportionally.
You could lose a significant amount of money due to Contract Adjustments (Equity Adjustments and Asset Adjustments) if amounts are removed from an Index-Linked Interest Strategy prior to the Crediting Date. You could also lose a significant amount of money due to Asset Adjustments if amounts are removed from an Index-Linked Interest Strategy on a Crediting Date prior to the sixth Contract Anniversary. Your Strategy Account Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Index-Linked Interest Strategy until a Crediting Date on or after the sixth Contract Anniversary.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus

Are There Charges or Adjustments for Early Withdrawals?
Yes. If you surrender your Contract or withdraw money from the Contract for up to 6 years following the Contract’s Effective Date, you will be assessed a surrender charge of up to 7% of Account Value withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment. This loss will be greater if there is a negative Contract Adjustment, taxes, or tax penalties.

There is a Contract Adjustment for amounts removed from an Index-Linked Interest Strategy before the Crediting Date, or, prior to the sixth Contract Anniversary, on a Crediting Date, which could be negative. You could lose up to 100% of your Strategy Base Value due to the Contract Adjustment in extreme situations. For example, if you allocate $100,000 to an Index-Linked Interest Strategy with a 3-year Crediting Period and later withdraw the entire amount before the 3 years have elapsed, you could lose up to $100,000 of your investment. This loss will be greater (but never more than 100%) if you also have to pay a surrender charge, taxes and tax penalties. If you surrender your Contract, take a withdrawal, annuitize or if a death benefit is paid from an Index-Linked Interest Strategy on any date prior to the Crediting Date, or, prior to the sixth Contract Anniversary, on a Crediting Date, your Contract Value in the Index-Linked Interest Strategy will be subject to the Contract Adjustment.

FEE TABLE

FEES, CHARGES AND ADJUSTMENTS – SURRENDER CHARGES

FEES, CHARGES AND ADJUSTMENTS – CONTRACT ADJUSTMENTS

ADDITIONAL INFORMATION ABOUT THE INDEX- LINKED INTEREST STRATEGIES – STRATEGY ACCOUNT VALUE

Are There Transaction Charges?	No. There are no charges for transactions other than surrender charges and Contract Adjustments.	Not applicable

Are There Ongoing Fees and Expenses?
Yes. There is an implicit ongoing fee on the Index-Linked Interest Strategies to the extent that your participation in Index gains is limited by each Index-Linked Interest Strategy’s Cap Rate or Performance Trigger Rate. This means that your returns may be lower than Index returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

Not applicable

RISKS	Location in Prospectus

Is There a Risk of Loss from Poor Performance?	Yes. You could lose money by investing in the Contract. If you invest in an Index-Linked Interest Strategy, at the end of a Crediting Period, under extreme circumstances, you could lose up to 90% of your investment in an Index- Linked Interest Strategy with a 10% Buffer and up to 80%	PRINCIPAL RISKS OF INVESTING IN THE CONTRACT - MARKET RISK AND RISK OF LOSS IN

of your investment in an Index-Linked Interest Strategy with a 20% Buffer. If you select an Index-Linked Interest Strategy with an Annual Lock Crediting Method, the Buffer Percentage applies each Contract Year during the Crediting Period, and at the end of a Crediting Period you could lose significantly more due to compounding annual losses. We will always offer an Index-Linked Crediting Strategy with the protection of at least a 10% Buffer.

INDEX-LINKED INTEREST STRATEGIES

Is this a Short- Term Investment?
No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the Contract is designed to provide for the accumulation of retirement savings and income on a long- term basis. As such, you should not use the Contract as a short-term investment or savings vehicle.

A surrender charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties. If you surrender your Contract, take a withdrawal, annuitize or if a death benefit is paid from an Index-Linked Interest Strategy on any date prior to the Crediting Date, or, prior to the sixth Contract Anniversary, on a Crediting Date, your Contract Value in the Index- Linked Interest Strategy will be subject to the Contract Adjustment.

Strategy Account Value in an Index-Linked Interest Strategy will be reallocated on the Crediting Date according to your instructions. If you have not provided us with instructions, your investment in an Index-Linked Interest Strategy or the Fixed Income Strategy will automatically be invested in the same Index-Linked Interest Strategy or the Fixed Income Strategy for the next Crediting Period. If the same Index-Linked Interest Strategy is not available, we will instead transfer your Strategy Account Value to the Fixed Interest Strategy.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT - EARLY WITHDRAWAL AND LIQUIDITY RISK

What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Indices for the Index-Linked Interest Strategies under the Contract. Each Investment Option, including the Fixed Interest Strategy, will have its own unique risks. You should review the Investment Options before making an investment decision.

For investments in an Index-Linked Interest Strategy, the Cap Rate or Performance Trigger Rate may limit positive Index performance (e.g., limited upside). For example:

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If the Index-Linked Interest Strategy has a Cap Rate, if the Index Change is 12% and the Cap Rate is 8%, the Adjusted Index Change would be 8% on the Crediting Date. In the case of an Index-Linked Interest Strategy with an Annual Lock Crediting Method, the Cap Rate will apply to the performance of the Index each Contract Year during the Crediting Period; and
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT - INDEX- LINKED INTEREST STRATEGY RISK and - FIXED INTEREST STRATEGY RISK

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If the Index-Linked Interest Strategy has a Performance Trigger Rate, if the Index Change is equal to or greater than zero and the Index Trigger Rate is 5%, the Adjusted Index Change would be 5% on the Crediting Date.

This may result in you earning less than the Index Change.

For investments in an Index-Linked Interest Strategy, the Buffer will limit negative returns on a Crediting Date (e.g., limited protection in the case of market decline). For example:

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If the Index Change is -25% and the Buffer is 10%, the Adjusted Index Change would be -15% (the amount that the Index Change exceeds the Buffer) on the Crediting Date. In the case of an Index-Linked Interest Strategy with an Annual Lock Crediting Method, the Buffer will apply to the performance of the Index each Contract Year during the Crediting Period.

Each Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Change and will cause the Index to underperform a direct investment in the securities composing the Index.

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. The Company is solely responsible to the Contract owner for the Account Value and the guaranteed benefits. The general obligations including the Fixed Interest Strategy and Index-Linked Interest Strategies under the Contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at https://www.fglife.com/about.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT - OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY

RESTRICTIONS	Location in Prospectus

Are There Restrictions on the Investment Options?	Yes. You cannot transfer out of an Index-Linked Interest Strategy to another Investment Option prior to the Crediting Date. If you do not want to remain invested in an Index- Linked Interest Strategy until Crediting Date, your only options are to make withdrawals out of the Index-Linked Interest Strategy or surrender the Contract. The amount you would receive would be subject to Contract Adjustments, and may be subject to surrender charges, taxes and tax penalties.	ADDITIONAL INFORMATION ABOUT THE INDEX- LINKED INTEREST STRATEGIES

At least 30 days prior to the end of a Crediting Period, we will send written notice with instructions for how you can obtain the Cap Rates and Performance Trigger Rates that we have established by that time for the next Crediting Period. We can change the Cap Rates and Performance Trigger Rates for each Crediting Period, subject to the Guaranteed Minimum Cap Rate and the Guaranteed Minimum Performance Trigger Rate, respectively. There is no guarantee that any particular Index-Linked Interest Strategy will be available for the entire time that you own your Contract. We may add or remove an Index or an Index-Linked Interest Strategy during the time that you own the Contract. Therefore, an Index-Linked Interest Strategy may not be available for you to invest your Strategy Account Value after a Crediting Date. We reserve the right to stop offering all but one Index-Linked Interest Strategy (the S&P 500® Index with a 1-Year Crediting Period, Buffer Rate of 10% and a Cap).

We have the right to substitute an alternative index prior to the Crediting Date if the Index is discontinued, if there is a substantial change in the calculation of the Index, if the fees to use an Index substantially increase, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive. If we substitute an index for an existing Index-Linked Interest Strategy during a Crediting Period, we will not change the Buffer and the Cap Rate or Performance Trigger Rate for the Crediting Period. We would select a new Index that is similar to the old Index based on factors such as asset class, Index composition, strategy or methodology inherent to the Index and Index liquidity.

Are There Any Restrictions on Contract Benefits?
Yes.

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Withdrawals will reduce the death benefit, perhaps by more than the amount withdrawn.

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The death benefit is not payable during the Income Phase and will terminate without value as of the Maturity Date.

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The waiver of surrender charges for impairment, nursing home confinement and terminal illness are not available until after the first Contract Anniversary.

BENEFITS AVAILABLE UNDER THE CONTRACT DEATH BENEFIT FEES, CHARGES AND ADJUSTMENTS

TAXES	Location in Prospectus

What are the Contract’s Tax Implications?	You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. There is no additional tax benefit to you if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the Contract.	TAXES

CONFLICTS OF INTEREST	Location in Prospectus

How are Investment Professionals Compensated?
Some financial professionals may receive compensation for selling the Contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this Contract over another investment.

ADDITIONAL INFORMATION - DISTRIBUTION

Should I Exchange My Contract?	Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing Contract.	ADDITIONAL INFORMATION -DISTRIBUTION

FEE TABLE
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making Withdrawals from an Investment Option or from the Contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes fees and expenses that you will pay at the time that you buy the Contract, surrender or make Withdrawals from an Investment Option or from the Contract, or transfer Contract Value between Investment Options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Surrender Charge (as a percentage of the amount withdrawn)(1)	7.00%
Transfer Fee	None

(1)
The charge percentage is deducted upon a withdrawal of amounts in excess of the free withdrawal amount. The free withdrawal amount during the first Contract Year is 10% of your Premium payment. The free withdrawal amount for each of the following five Contract Years is 10% of your Account Value on the immediately preceding Contract Anniversary. Important exceptions and limitations may eliminate or reduce this charge. For a complete description of charges, please see FEES, CHARGES AND ADJUSTMENTS – SURRENDER CHARGES in the prospectus.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Investment Option or from the Contract before the expiration of a specified period.

Adjustments
Maximum Potential Loss Due to Contract Adjustments (as a percentage of Account Value removed from an Index-Linked Interest Strategy)(1)	100%

(1)
We apply Contract Adjustments to determine your Strategy Interim Value for your Index-Linked Interest Strategies if you surrender your Contract, take a withdrawal, annuitize or if a death benefit is paid from an Index-Linked Interest Strategy prior to the Crediting Date or, prior to the sixth Contract Anniversary, on a Crediting Date. The actual amount of the Strategy Interim Value calculation is determined using a formula that takes into account (i) an Equity Adjustment to your Strategy Base Value based on the value of a specific set of hypothetical derivatives; and (ii) an Asset Adjustment to your Strategy Base Value based on the Bloomberg US Aggregate Yield to Worst Index to account for changes in interest rates that impact the value of the fixed income assets supporting your Contract. If you surrender your Contract, take a withdrawal, annuitize or if a death benefit is paid from an Index-Linked Interest Strategy prior to the Crediting Date, the Buffer will not apply. See ADDITIONAL INFORMATION ABOUT THE INDEX-LINKED INTEREST STRATEGIES–STRATEGY ACCOUNT VALUE for more information.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
The risks identified below are the principal risks of investing in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus. You should carefully consider the following factors, in addition to the matters set forth elsewhere in this prospectus, prior to purchasing the Contract.
MARKET RISK AND RISK OF LOSS IN INDEX-LINKED INTEREST STRATEGIES
An investment in this Contract is subject to the risk of poor investment performance of the Index-Linked Interest Strategies to which you have allocated Account Value. You can lose money by investing in this Contract, including loss of principal and/or prior earnings. While limited protection from losses is provided under your Contract through a Buffer, you bear some level of the risk of decline in your Account Value resulting from the performance of the Index-Linked Interest Strategies and the risk of losses may be significant. Under extreme circumstances, at the end of a Crediting Period, you could lose up to 90% of your investment in an Index‑Linked Interest Strategy with a 10% Buffer and up to 80% of your investment in an Index-Linked Interest Strategy with a 20% Buffer. If you select an Index-Linked Interest Strategy with an Annual Lock Crediting Method, the Buffer Percentage applies each Contract Year during the Crediting Period, and at the end of a Crediting Period you could lose significantly more due to compounding annual losses. We will always offer an Index-Linked Interest Strategy with the protection of at least a 10% Buffer. If you take a Withdrawal from an Index-Linked Interest Strategy prior to the Crediting Date, it will be based on the Strategy Interim Value and the Buffer will not apply. See Early Withdrawal and Liquidity Risk, below.
An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
EARLY WITHDRAWAL AND LIQUIDITY RISK
The Contract is intended to be a long-term investment that you may use to help save for retirement. The Contract is not suitable as a short-term investment. If you take withdrawals from your Contract during the Surrender Charge Period, surrender charges and Contract Adjustments may apply. In addition, if you make withdrawals from the Contract before you attain age 59 1⁄2, the amounts you withdraw may also be subject to a 10% additional federal tax. This Contract may not be appropriate for you if you expect to take withdrawals that will be subject to surrender charges, Contract Adjustments or additional federal taxes.
You can transfer Account Value among the Index-Linked Interest Strategies and the Fixed Interest Strategy only at the end of a Crediting Period, which may be as long as six years. This restricts your ability to react to changes in market conditions during Crediting Period. You should consider whether the inability to reallocate Account Value during a Crediting Period meets your financial needs. We must receive your transfer request at least two Business Days prior to the end of a Crediting Period. If we do not receive a transfer request, no transfers will occur and your then existing allocation will remain in place for the next Crediting Period. This will occur even if the Index, Cap Rate or Performance Trigger Rate associated with the Index-Linked Interest Strategy has changed since you last selected the Index-Linked Interest Strategy. Under such circumstances, the Index-Linked Interest Strategy may no longer be appropriate for your investment goals. If you fail to transfer Strategy Account Value at the beginning of a Crediting Period and do not wish to remain invested in a particular Index-Linked Interest Strategy for the remainder of the Crediting Period, your only option will be to surrender the related Strategy Account Value.
Surrendering all or withdrawing a portion of your Account Value may cause you to incur surrender charges, negative Contract Adjustments based on the Strategy Interim Value of the Index-Linked Interest Strategy, and negative tax consequences. If you withdraw Account Value allocated to an Index-Linked Interest Strategy prior to the end of a Crediting Period (including through a repetitive withdrawal) or, during the first six Contract

Years, on a Crediting Date, the withdrawal will cause a reduction to your Strategy Base Value. If you take a withdrawal from an Index-Linked Interest Strategy prior to a Crediting Date or on a Crediting Date prior to the sixth Contract Anniversary, in extreme circumstances, you could lose up to 100% of the amount withdrawn due to negative Contract Adjustments (i.e., a complete loss of your Premium and any prior earnings).
When you take such a withdrawal, your Strategy Base Value will be immediately reduced in a proportion equal to the reduction in your Strategy Account Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Strategy Base Value will negatively impact your Strategy Account Value for the remainder of the Crediting Period and may result in a lower amount of Index-Linked Interest being credited, if any, at the end of the Crediting Period.
Once your Strategy Base Value is reduced due to a withdrawal, there is no way under the Contract to increase your Strategy Base Value during the remainder of the Crediting Period. See ADDITIONAL INFORMATION ABOUT THE INDEX-LINKED INTEREST STRATEGIES—Impact of Withdrawals from Index-Linked Interest Strategies for additional information about how withdrawals affect your Strategy Account Values.
Withdrawals could significantly reduce the minimum death benefit by an amount greater than the value withdrawn, because your Premium will be reduced in proportion to reductions in your Account Value.
See “Interim Value Risk” below for information on how early withdrawal risks relate to our Interim Value calculation.
We may defer payments made under this Contract for up to six months if the applicable insurance regulatory authority approves such deferral.
RISK OF LOSS RELATED TO SURRENDER CHARGES
There is a risk of loss of principal and previously-credited Index-Linked Interest if you take a withdrawal from your Contract or surrender it during the first six Contract Years when we will deduct a surrender charge. This risk exists even if you are invested in an Index-Linked Interest Strategy with an Index that is performing positively as of the date of your withdrawal.
INDEX-LINKED INTEREST STRATEGY RISK
An investment in an Index-Linked Interest Strategy is not an investment in the Index or in the securities tracked by the Index. Your investment in the Index-Linked Interest Strategies is subject to the risk of poor performance and can vary depending on the performance of the underlying Indices. Each Index-Linked Interest Strategy will have its own unique risks, and you should review the available Index-Linked Interest Strategies carefully before making an investment decision. When you invest in an Index-Linked Interest Strategy, you will be exposed to certain risks, including the following:
Index Risk
If you allocate money to an Index-Linked Interest Strategy for a Crediting Period, the value of your investment will depend in part on the performance of the applicable Index or Indexes. The performance of an Index is based on changes in the values of the securities or other instruments that comprise or define the Index. The securities and instruments comprising or defining the Indexes are subject to a variety of investment risks, many of which are complicated and interrelated. These risks may affect capital markets generally, specific market segments, or specific issuers. The performance of the Indexes may fluctuate, sometimes rapidly and unpredictably. Negative Index performance may cause you to lose money on your investment in the Contract. The historical performance of an Index or an Index-Linked Interest Strategy does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Crediting Period.

While it is not possible to invest directly in an Index, if you choose to allocate amounts to an Index-Linked Interest Strategy, you are indirectly exposed to the investment risks associated with the applicable Index. Because each Index is comprised or defined by a collection of securities, each Index is largely exposed to market risk and issuer risk.
You may earn less than the positive return of an Index due to the Cap Rate or Performance Trigger applicable to an Index-Linked Interest Strategy, because any positive return of the Index is subject to a maximum in the form of the Cap Rate or Performance Trigger Rate. Your returns may be lower than those earned by a shareholder of a mutual fund or exchange-traded fund (“ETF”) designed to track the same Index.
Market risk is the risk that market fluctuations may cause the value of a security to fluctuate, sometimes rapidly and unpredictably. Issuer risk is the risk that the value of an issuer’s securities may decline for reasons directly related to the issuer, as opposed to the market generally.
Provided below is a summary of other important investment risks to which the Indexes are exposed. For more information on the Indexes, see ADDITIONAL INFORMATION ABOUT THE INDEX-LINKED INTEREST STRATEGIES—Indexes.

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S&P 500® Index. The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies.

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Russell 2000® Index. The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. Small-capitalization companies are more likely to fail than larger companies.

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Nasdaq-100® Index. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on the Nasdaq Stock Market, including companies across all major industry groups except financial companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, those securities may not perform as well as the securities of companies in other sectors or the market as a whole. Also, any securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).

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MSCI EAFE Index. The MSCI EAFE Index is an equity index that captures large and mid-cap representation across developed markets around the world. The securities comprising the MSCI EAFE Price Return Index are subject to the risks related to investments in foreign markets (e.g. increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). In general, foreign markets may be less liquid, more volatile, and subject to less government supervision than domestic markets.

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Hindsight 20/20 Index-Linked Interest Strategy. The Index-Linked Interest Strategy is linked to the performance of the BofA MP Growth Index, the BofA MP Balanced Index or the BofA Defensive Index (together, the “BofA MP Indices”). The Company determines the performance of the Hindsight 20/20 Index-Linked Interest Strategy based on whichever of the BofA MP Indices has performed best during the applicable Crediting Period.

Each of the BofA MP Indices follows a rules-based methodology designed to provide exposure to four markets: U.S. large-capitalization companies, U.S. Treasury bonds, U.S. high yield corporate bonds, and gold. To provide such exposure, each BofA MP Index is comprised of four ETFs providing exposure to those four markets, respectively: SPDR S&P 500 ETF Trust (SPY); iShares 7-10 Year Treasury Bond ETF (IEF); iShares iBoxx High Yield Corporate Bond ETF (HYG); and SPDR Gold Shares (GLD). The target weightings for the ETFs differ among the BofA MP Indices based on their respective “growth,” “balanced,” and “defensive” methodologies. Notwithstanding the names of the BofA MP Indices, there is no assurance that any of their methodologies will achieve “growth,” “balance,” or “defensiveness,” enhance performance or reduce risk. Moreover, the Indices may underperform a direct investment in the underlying ETFs.
Risks relating to the BofA MP Indices

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The BofA MP Indices may not be successful or outperform any alternative strategy. Each BofA MP Index follow a rules-based strategy that operates on the basis of pre-determined rules. No assurance can be given that the strategy will be successful or that any BofA MP Index will outperform any alternative strategy that might be employed. Each BofA MP Index strategy may have objectives, features and/or constituents that are similar to those of other indices or for which other underlying components may be better suited to achieve the stated objective. Each BofA MP Index operates independently and does not necessarily enhance, modify or seek to outperform any other BofA MP Index. Each BofA MP Index is not itself an investment or instrument and does not give any person any entitlement to, or ownership interest in, any underlying asset referenced (directly or indirectly) by such index.

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Limited Operating History. The BofA MP Indices were established on February 7, 2023, and therefore each has a limited operating history. Past performance should not be considered indicative of future performance. No assurance, representation or warranty is given with respect to the future performance of any BofA MP Index or that it will achieve its objective.

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Interactions between underlying ETFs. Changes in the values of the underlying ETFs may not result in a comparable change in the value of each BofA MP Index. Because the underlying ETF weights are set at each rebalancing date in accordance with the pre-determined allocation for the applicable strategy, movements in the value of the underlying ETF will not affect each Index equally. Also, although the weights are rebalanced on a quarterly basis, in between rebalancings the value of each underlying ETF may fluctuate significantly and as a result the weights will vary. Performance of the underlying ETFs may become highly correlated from time to time, including periods in which there is a substantial decline in the assets represented by one or more underlying ETFs. High correlation between underlying ETFs during periods of negative returns could have a materially adverse effect on the performance of each BofA MP Index. Price movements between the underlying ETFs may not correlate with each other. At a time when the value of an underlying ETF increases, the value of other underlying ETFs may not increase as much or may decline. Therefore, increases in the values of some of the underlying ETFs may be moderated, or more than offset, by lesser increases or declines in the values of other Underlying ETFs.

When you select a Hindsight 20/20 Index-Linked Interest Strategy for investment, you are exposed to the investment risks of the four ETFs that comprise the BofA MP Indexes, such as the following:
Primary Market Exposures

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Equity Risk. Equity securities (e.g., common stocks) are subject to changes in value. The values of equity securities may be volatile and can be influenced by a number of factors, such as changes in (or perceived changes in) general capital markets, specific market segments, or specific issuers, and factors such as economic and political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues.

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Fixed Income Risk. Fixed income instruments (e.g., bonds) are subject to investment risks such as interest rate risk (i.e., negative fluctuations in market value due to changes in interest rates) and credit risk (i.e., the risk of default by the obligors). The market price of a fixed income instrument can be volatile and influenced by a number of factors, particularly its duration, yield as compared to current market interest rates, and the actual or perceived credit quality of the issuer.

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Commodity Related Risk. The price of gold has fluctuated widely over the past several years. Several factors may affect the price of gold, including global gold supply and demand; global or regional political, economic or financial events and situations; investors’ expectations with respect to the rate of inflation; interest rates; investment and trading activities of hedge funds and commodity funds; and other economic variables. The possibility of large-scale distress sales of gold in times of crisis may have a negative impact on the price of gold. There is a risk that some or all of the gold bars held by the Custodian or any subcustodian on behalf of the GLD ETF could be lost, damaged or stolen and the value of the GLD ETF could diminish materially.

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Government Bond Risk. The prices of government bonds are significantly influenced by the creditworthiness of the governments that issue them. Any decline or perceived decline in a government’s creditworthiness, as a result of a credit rating downgrade or otherwise, may cause the prices of that government’s bonds to fall, perhaps significantly, and may cause increased volatility in local or global credit markets. In recent years, U.S. rating agencies have downgraded the creditworthiness and/or assigned negative outlooks to the U.S. and may do so again in the future.

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High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or below “Baa3” by Moody’s), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.

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Large-Capitalization Company Risk. In general, large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.

Additional ETF Investment Risks

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Concentration Risk. An ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the ETF’s investments more than the market as a whole, to the extent that the ETF’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class. The ETF may be more adversely affected by the underperformance of those securities and/ or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political, sustainability-related or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.

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Issuer Business and Credit Risks. The performance of the ETF depends on the performance of individual securities to which the ETF has exposure. The ETF may be adversely affected if an issuer of underlying securities held by the ETF is unable or unwilling to repay principal or interest when due. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.

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Market Trading Risks. Each ETF faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation/redemption process. Any of these factors, among others, may lead to an ETF’s shares trading at a premium or discount to net asset value.

•	Passive Strategy/Index Risk. The ETFs are not actively managed. Rather, they each attempt to track the performance of an unmanaged index of securities, or, in the case of GLD, the value of a commodity. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the ETFs will hold constituent securities of the respective indices they track regardless of the current or projected performance of a specific security or a particular industry or market sector, and in the case of GLD, the ETF will invest solely in gold. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the ETFs’ returns to be lower than if they employed an active strategy.

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Tracking Risk. While the ETFs are intended to track the performance of their respective indexes as closely as possible (i.e., to achieve a high degree of correlation with the index), their returns may not match or achieve a high degree of correlation with the return of the indices due to expenses and transaction costs incurred in adjusting their portfolios. In addition, it is possible that an ETF may not always fully replicate the performance of the index due to the unavailability of certain securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted). The HYG ETF uses a representative sampling indexing strategy and does not fully replicate its underlying index and may hold securities not included in its underlying index. As a result, the ETF is subject to the risk that the HYG’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

In addition, because the performance of each of the BofA MP Indices is reduced by the provider of the Index by a negative adjustment to the performance of three of the four underlying ETFs (SPY, IEF, and HYG), the performance of the BofA MP Indices will underperform the performance of the ETFs which comprise the BofA MP Indices. In each case, the underlying ETF’s daily performance is reduced by an annualized percentage. The annualized reduction for SPY, IEF, and HYG is 2.0%, 1.0%, and 5.0%, respectively. This negative adjustment is intended to approximate the dividend yield in respect of each ETF based on average dividends over the history of the indices that the ETFs seek to track so that the BofA MP Indices approximate the price return of the indexes tracked by each underlying ETF. While these negative performance adjustments are not charges under your Contract, they reduce the performance of each BofA MP Index and may therefore negatively impact the performance of your Contract if you choose to invest in the Hindsight 20/20 Index-Linked Interest Strategy.
The S&P 500® Index, The Russell 2000® Index, the Nasdaq-100® Index and the MSCI EAFE Index are price return indexes, not total return indexes, meaning the Index Change does not include any dividends or other distributions paid by the component companies. As discussed above, the performance of the BofA MP Indices is reduced by a negative adjustment to the performance of three of the four underlying total return ETFs to approximate returns without dividends or distributions paid by the component companies, in other words, the price return. This will reduce each Index’s Index performance and will cause the Index to underperform a direct investment in the companies included in the Index. The Indexes that include non-U.S. companies use exchange rate methodologies that may impact an Index’s performance. These considerations may negatively impact the performance of your Index-Linked Interest Strategies.
Point to Point Index Change Calculation Risk
We calculate the Index Change by comparing the value of the Index between two specific points in time, the beginning of the first day of the Crediting Period and the Crediting Date, which means the performance of the Index may be negative or flat even if the Index performed positively for some or most of the time periods between those two specific points in time. This is true even for Index-Linked Interest Strategies with Crediting Periods that are multiple years in length.
Limiting Positive Index Change Risk
If you choose to allocate amounts to an Index-Linked Interest Strategy with a Cap Rate or a Performance Trigger Rate, the highest possible Adjusted Index Change that you may achieve is limited by the Cap Rate or Performance Trigger Rate. The Cap Rate or Performance Trigger Rate therefore limits the positive Index-Linked

Interest, if any, that may be credited to your Contract for a given Crediting Period. Cap Rates do not guarantee a certain amount of Index-Linked Interest. The Adjusted Index Change for an Index-Linked Interest Strategy may be less than the positive return of the Index. This is because any positive return of the Index is subject to a maximum in the form of a Cap Rate or Performance Trigger Rate. Cap Rates and Performance Trigger Rates for Index-Linked Interest Strategies with Crediting Periods of longer than one year are for the entire Crediting Period and are not annualized except for Index-Linked Interest Strategies with an Annual Lock Crediting Method.
We set the Cap Rates and Performance Trigger Rates in our discretion. You bear the risk that we will not set the Cap Rates higher than the Guaranteed Minimum Cap Rate and that we will not set the Performance Trigger Rates higher than the Guaranteed Minimum Performance Trigger Rate.
The Cap Rates and Performance Trigger Rates for the initial Crediting Period will be disclosed to you at the time you apply for a Contract and will be no lower for 30 days thereafter. If your Contract is issued after that 30 day period, the Cap Rate or Performance Trigger Rate for any Index-Linked Interest Strategy to which you have allocated Premium will be based on our then-current rates, which you will not know until the Effective Date of your Contract. If those rates are lower on the Effective Date of your Contract than at the time of your application and you are dissatisfied with those rates, you may cancel your Contract within 30 days and have the amount of your Premium, or your Account Value (based on your Strategy Interim Values), if greater, returned to you without any surrender charges. There may be tax consequences when you cancel your Contract. Please consult with your tax advisor.
Changes to the Cap Rates and Performance Trigger Rates, if any, occur at the beginning of the next Crediting Period. We will send written notice at least 30 days prior to each Crediting Period instructing you how to obtain the Cap Rates and Performance Trigger Rates that we have established by that time for the next Crediting Period. You do not have the right to reject any new Cap Rates or Performance Trigger Rates for the next Crediting Period. If you do not like a new Cap Rate or Performance Trigger Rate for a particular Index-Linked Interest Strategy, at the end of the current Crediting Period, you may transfer your Strategy Account Value to another Index-Linked Interest Strategy or to the Fixed Interest Strategy without charge. If you are invested in an Index-Linked Interest Strategy during a Crediting Period and do not submit a transfer request to us at least two Business Days prior to the end of the Crediting Period, we will continue your investment in that Index-Linked Interest Strategy for another Crediting Period. If we are not offering the same Index-Linked Interest Strategy for another Crediting Period and you fail to instruct us how to reallocate that portion of your Account Value at the end of the Crediting Period, we will automatically transfer the entire amount of your Account Value allocated to that Index-Linked Interest Strategy to the Fixed Interest Strategy at the end of the Crediting Period. Once invested for a new Crediting Period, that portion of your Account Value and any interest earned thereon will remain in the Index-Linked Interest Strategy or Fixed Interest Strategy to which you were automatically allocated for the entire new Crediting Period under terms that may be less favorable than under the prior Index-Linked Interest Strategy.
If you do not want to invest in any Investment Option under the Contract, your only option will be to surrender your Contract. Surrendering your Contract may cause you to incur surrender charges and may have negative tax consequences. If you surrender your Contract during a Crediting period, your payment will be based on the Strategy Interim Values of the Index-Linked Interest Strategies in which you are invested. If you surrender your Contract on a Crediting Date during the first six Contract Years, your payment will be based on Strategy Account Values that include the Asset Adjustment.
Possibility of Losses Despite Limits on Negative Index Change Risk
When you allocate money to an Index-Linked Interest Strategy, you are not investing in the associated Index, or in any securities or other instruments included in that Index. If you allocate money to an Index-Linked Interest Strategy, Index fluctuations may cause the Index Change to be negative even after the application of the Buffer. This would reduce your Strategy Account Value. Any portion of your Account Value allocated to an Index-Linked Interest Strategy will benefit from the protection afforded under the Buffer only for that Crediting Period.

Buffers for Index-Linked Interest Strategies with Crediting Periods of longer than one year are for the entire Crediting Period and are not annualized except for Index-Linked Interest Strategies with an Annual Lock Crediting Method.
You assume the risk that you will incur a loss and that the amount of the loss will be significant. The Buffer protects you against losses only on a Crediting Date, and only up to the percentage stated, and you will bear any loss in excess of the Buffer. For example, if you invest in an Index-Linked Interest Strategy with a 10% Buffer, you may lose up to 90% of your investment and if you invest in an Index-Linked Interest Strategy with a 20% Buffer, you may lose up to 80% of your investment. If you select an Index-Linked Interest Strategy with an Annual Lock Crediting Method, you could lose more than 90% of your investment in the case of an Index- Linked Interest Strategy with a Buffer of 10% or more than 80% of your investment in the case of an Index- Linked Interest Strategy with a Buffer of 20%. You also bear the risk that sustained negative Index Change may result in zero or negative Index-Linked Interest being credited to your Strategy Account Value over multiple Crediting Period. If an Index-Linked Interest Strategy is credited with negative Index-Linked Interest for multiple Crediting Periods, the cumulative loss may exceed the stated limit of the Buffer for any single Crediting Period. The Buffer for an Index-Linked Interest Strategy will not change while we continue to offer that Index- Linked Interest Strategy.
Strategy Interim Value Risk
If you choose to allocate amounts to an Index-Linked Interest Strategy, Index-Linked Interest will not be credited to your Account Value until the end of the Crediting Period. This means that amounts withdrawn prior to the end of a Crediting Period will not be credited with Index-Linked Interest. This includes Account Value applied to pay a death benefit or to an annuity payout option. Your Strategy Interim Value is the amount available for withdrawals, surrenders, annuitization and death benefits on any day other than the end of a Crediting Period. You should consider the risk that the Strategy Interim Value could be less than your original investment (including previously credited interest) even when the applicable Index is performing positively. You could lose up to your entire Strategy Account Value in an Index-Linked Interest Strategy due to use of the Strategy Interim Value.
If you take a withdrawal from an Index-Linked Interest Strategy with an Annual Lock Crediting Method prior to the end of the Crediting Period, your withdrawal will be based on the Strategy Interim Value on the date of the withdrawal, and not the gains or losses locked in for the completed Contract Years during the Crediting Period. An Index-Linked Interest Strategy with an Annual Lock Crediting Method is not appropriate for investors who intend to take withdrawals during the Crediting Period.
We determine the Strategy Interim Value by applying a formula which is not directly tied to the actual performance of the applicable Index. Instead, on each Business Day, we calculate the Strategy Interim Value by applying adjustments to your Strategy Base Value. The adjustments are comprised of two components: (1) an Equity Adjustment based on the value of a specific set of hypothetical derivatives; and (2) an Asset Adjustment that tracks changes in interest rates based on the Bloomberg US Aggregate Yield to Worst Index. The Asset Adjustment accounts for changes in interest rates that impact the value of the fixed income assets supporting your Contract. This means that even if the Index Change is positive, it is possible that the Strategy Interim Value may not have increased. Additionally, on any Crediting Date prior to the sixth Contract Anniversary, your Strategy Interim Value will be determined by applying an Asset Adjustment to the Strategy Base Value (after we credit Index-Linked Interest, if any, for the Crediting Period that ends on that Crediting Date. The Equity Adjustment and the Asset Adjustment are intended to protect us when you make a withdrawal from your Contract. These values provide us with protection from the trading risk that we will have to incur and/or reflect changes in the Strategy Account Value of each Index-Linked Interest Strategy throughout the Crediting Period, including on the Crediting Date. You bear the investment risk of taking such withdrawals.
On any day, if you wish to obtain your Strategy Interim Value, you may contact our Home Office. Your Strategy Interim Value is calculated at the end of each Business Day and may be more or less than the value quoted.

Risk that We May Eliminate or Substitute an Index
There is no guarantee that any particular index underlying an Index-Linked Interest Strategy will be available for the entire duration that you own your Contract. We may replace an Index if it is discontinued, if there is a substantial change in the calculation of the Index, if the fees to use an Index substantially increase, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive. If we substitute an Index, the performance of the new Index may differ from the original Index. This may negatively affect the Index-Linked Interest that you earn during that Crediting Period, and you may earn less Index-Linked Interest than if we continued to use the original Index for the entire Crediting Period. We may replace an Index at any time during a Crediting Period, however, we will notify you in writing 30 days prior to replacing an Index. If we replace an Index, this does not cause a change in the Cap Rate, Performance Trigger Rate or Buffer. You will have no right to reject the replacement of an Index, and you will not be permitted to transfer Strategy Account Values until the end of a Crediting Period even if we replace the Index during the Crediting Period. The new Index and the replaced Index (which you may have previously chosen) will likely not be identical with respect to their component securities or other instruments, although we will select a new Index that is similar to the old Index based on factors such as asset class, Index composition, strategy or methodology inherent to the Index and Index liquidity. We will not substitute any Index until the new Index has received any necessary regulatory approvals. At the end of the Crediting Period, you may transfer your Strategy Account Value to another Index-Linked Interest Strategy or to the Fixed Interest Strategy without charge. If you do not want to remain invested in the relevant Index-Linked Interest Strategy for the remainder of the Crediting Period, your only option will be to withdraw the related Strategy Account Value, which may cause you to incur surrender charges, the use of Strategy Interim Values to determine certain values under your Contract, and negative tax consequences.
You should evaluate whether our ability to make the changes described above, and your ability to react to such changes, are appropriate based on your investment goals. When such changes occur, you should also evaluate whether those changes are appropriate based on your investment goals and, if not, you should evaluate your options under the Contract, which may be limited and may have negative consequences associated with them, as described in this section.
Risk that We May Eliminate an Index-Linked Interest Strategy
There is no guarantee that any particular Index-Linked Interest Strategy will be available for the entire duration that you own your Contract. We may add or remove an Index or an Index-Linked Interest Strategy during the time that you own the Contract. We will not add any Index or Index-Linked Interest Strategy until the new Index or Index-Linked Interest Strategy has received any necessary regulatory approval. Any addition, substitution, or removal of an Index-Linked Interest Strategy or Index will be communicated to you in writing. If we add or remove an Index (as opposed to replacing an Index), the changes will not be effective for your Contract until the start of the next Crediting Period. Adding, replacing or removing an Index does not cause a change in the Buffer for the applicable Index-Linked Interest Strategy. Any new Index-Linked Interest Strategy will have a new Cap Rate of at least the Guaranteed Minimum Cap Rate or Performance Trigger Rate of at least the Guaranteed Minimum Trigger Rate, and a Buffer of at least 10%.
We reserve the right to stop offering all but one of the Index-Linked Interest Strategies offered under this Contract. If we stop offering these strategies, you will be limited to investing in one Index-Linked Interest Strategy (the S&P 500® Index with a 1-Year Crediting Period, Buffer Rate of 10% and a Cap). At that time, you may choose to surrender your Contract, but you may be subject to surrender charges, asset adjustment charges, taxes, and tax penalties, and if you purchase another retirement vehicle, it may have different features, fees, and risks than this Contract.
You should evaluate whether our ability to make the changes described above, and your ability to react to such changes, are appropriate based on your investment goals. When such changes occur, you should also evaluate whether those changes are appropriate based on your investment goals and, if not, you should evaluate your options under the Contract, which may be limited and may have negative consequences associated with them, as described in this section.
FIXED INTEREST STRATEGY RISK
The effective annual interest rate for any Crediting Period will never be lower than 0.15%. The effective annual interest rate represents the rate of daily compounded interest over a 12-month period. You bear the risk that we will never declare an interest rate for the Fixed Interest Strategy higher than the guaranteed minimum interest rate. See INVESTMENT OPTIONS - Fixed Interest Strategy for additional details.
OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY
Our General Account assets support the guarantees under the Contract and are subject to the claims of our creditors. As such, the guarantees under the Contract are subject to our financial strength and claims-paying ability. There is a risk that we may default on those guarantees. The assets in the Separate Account are also subject to our creditors. You should consider our financial strength and claims-paying ability in meeting the guarantees under the Contract.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct our annuity business activities. Because our annuity business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, and unauthorized release of confidential customer information. For instance, cyber-attacks may: interfere with our processing of Contract transactions, including the processing of orders from our website; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. There may be an increased risk of cyberattacks during periods of geo-political or military conflict (such as Russia’s invasion of Ukraine and the resulting response by the United States and other countries).
Cyber security risks may also affect the Indexes. Breaches in cyber security may cause an Index’s performance to be incorrectly calculated, which could affect the calculation of values under the Contract. We are not responsible for the calculation of any Index. Breaches in cyber security may also negatively affect the value of the securities or other instruments that comprise or define the Indexes.
We are also exposed to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities and could result in the closure of one or more of our offices, or interruptions in mail delivery, telephone communications, or other electronic communications.
Although we use reasonable procedures, including recording all telephone instructions and requiring certain personal identification information to prevent unauthorized account access, we cannot assure you that telephone or Internet activity will be completely secure or free of delays or malfunctions. If we permit telephone or Internet transfers, you choose to make transfers by telephone or Internet, you are assuming the risk of loss that may occur despite our reasonable efforts to verify identity. We are not responsible for the negligence or wrongful acts of third parties.

ABOUT THE COMPANY AND HOW TO CONTACT US
Fidelity & Guaranty Life Insurance Company is an Iowa stock life insurance company. We offer annuities, life insurance products, pension risk transfer solutions and funding agreements and are licensed to do business in the District of Columbia, Puerto Rico and all states except New York.
Our obligations under the Contract (including the Index-Linked Interest Strategies, Fixed Interest Strategy, death benefits, income payments and other benefits available under the Contract) are obligations of Fidelity & Guaranty Life Insurance Company and are subject to the Company’s financial strength and claims-paying ability. Certain assets supporting the Index-Linked Interest Strategies are held in an uninsulated Separate Account, which, like the assets held in the Company’s General Account, are subject to the claims of the Company’s creditors. The Company is obligated to pay all amounts promised to investors under the Contracts.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act with respect to registered non- variable insurance contracts (such as the Contract) that we issue.
F&G’s principal place of business is located at 801 Grand Ave., Suite 2600, Des Moines, IA 50309.
If you need more information, or you wish to submit a request, you should contact us at the following:
Service Center: For all written communications, general correspondence and other transactional requests, please contact us at:
F&G Service Center
P.O. Box 81497
Lincoln, NE 68501-1497
For Overnight Mail: F&G Service Center
777 Research Drive
Lincoln, NE 68521
We will not deem correspondence, including transactional requests including applications and Premium payments to be received by us until picked up at our Service Center.
Customer Service by Phone: 1-888-513-8797
Online Service: www.fglife.com

THE ANNUITY CONTRACT
This prospectus describes the Contract, which is an agreement between F&G and you, the Owner. The Contract is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as funding your retirement. Under the Contract we promise to pay an income in the form of annuity payments, beginning on the Maturity Date. A death benefit may also become payable upon your death. All payments under the Contract are subject to the terms and conditions in the Contract, which are described in this prospectus.
During the Accumulation Phase, you may access your money under the Contract by taking withdrawals of your Account Value. Withdrawals may be subject to surrender charges and withdrawals from your Strategy Account Values during a Crediting Period will be based on respective Strategy Interim Values. Withdrawals on a Crediting Date during the first six Contract Years will be based on Strategy Account Values that include the Asset Adjustment. During the Income Phase, we will pay guaranteed income in the form of annuity payments. The Contract also has a death benefit that may become payable during the Accumulation Phase. The death benefit is not payable during the Income Phase.
The Contract is available as a Non-Qualified Contract, which will provide you with certain tax deferral features under the Code. The Contract is also available as a Qualified Contract. If you purchase the Contract as a Qualified Contract, the Contract will not provide you tax deferral benefits in addition to those already provided by your IRA or Roth IRA.
STATE VARIATIONS
This prospectus describes the material rights and obligations under the Contract. Certain provisions of the Contract may be different from the general description in this prospectus due to variations required by state law. For example, state law may require different right to examine provisions, and may impose different issue age limitations. The state in which your Contract is issued also governs whether or not certain options, or charges are available or will vary under your Contract. Please see Appendix B for a listing of material state variations. Any state variations will be included in your Contract or in riders or endorsements attached to your Contract. The Contract is not available in New York, Puerto Rico or any state in which we are licensed that has not approved the Contract for issuance.
FINANCIAL INTERMEDIARY VARIATIONS
Variations in contract benefits or features described in this prospectus may be imposed without our knowledge by some financial institutions or broker-dealers through which the Contract was sold. For example, your financial professional may not recommend a particular Index-Linked Interest Strategy or contract benefit to you. Because of the breadth of our distribution network and our agreements with our distribution partners, we cannot obtain pertinent information regarding such variations without unreasonable effort and expense. If you have any questions about any limitations, restrictions, or other variations related to the Index-Linked Interest Strategies, contract benefits or other contract features available to you, please reach out to your financial institution or broker-dealer.
OWNER
You, as the Owner, may exercise all ownership rights under the Contract. The Contract must be issued prior to the Owner attaining age 81 (the “maximum issue age”).
Joint Owners: A Non-Qualified Contract can be owned by joint Owners. Each joint Owner has equal ownership rights and must exercise those rights jointly, unless both Owners direct us otherwise in writing. Only two Owners are allowed per Contract. If the Contract is owned by joint Owners, the signatures of both Owners are needed to exercise rights under the Contract, unless we are directed otherwise by both joint Owners in writing. An Owner who is a non-natural person (e.g., a corporation or trust) may not name a joint Owner.

ANNUITANT
You initially name the Annuitant and any joint Annuitant on your Contract application. This designation may be changed at any time prior to the Maturity Date by sending us a signed and dated written request. However, if the Contract is owned by a non-natural person (e.g., a corporation or trust), the Annuitant(s) may not be changed. Unless you specify otherwise, a change in Annuitant is effective as of the date you signed the notice of change. However, we are not responsible for any legitimate actions that we take under the Contract (including payments) prior to receiving the notice.
If you designate someone else as Annuitant, that person must not be older than the maximum issue age on the Contract Date.
Only two Annuitants are allowed per Contract. Each Annuitant must be no older than the maximum issue age as of the Contract Date.
BENEFICIARY
The Beneficiary is the person(s) or entity (or entities) that you designate to receive any death benefit paid under the Contract during the Accumulation Phase, as described in the section titled “Death Benefit.” You initially name the Beneficiary (or Beneficiaries) on your Contract application and you may change a Beneficiary at any time by sending us a signed and dated written request. If you have designated a Beneficiary as irrevocable, the Beneficiary must consent in writing to any change. A new Beneficiary designation revokes any prior designation and is effective when signed by you. We are not responsible for the validity of any Beneficiary designation or for any legitimate actions we may take under the Contract (including payments) prior to receiving a request to change a Beneficiary. After your death, the Beneficiary has the right to receive any death benefit payable under the Contract or to change the Payee for remaining annuity payments. Beneficiaries should notify us of your death as promptly as possible.
ASSIGNMENT
To the extent allowed by state law, we reserve the right to refuse our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. You may request to assign or transfer your rights under the Contract by sending us a signed and dated request. We will not be bound by an assignment until we acknowledge it. If you assign your benefits, the death benefit amount may be adjusted. See the section titled Death Benefit.
Unless you specify otherwise, an assignment or transfer is effective as of the date you signed the notice of change. However, we are not responsible for any legitimate actions (including payments) that we take under the Contract prior to receiving the notice. We are not responsible for the validity of any assignment or transfer. To the extent allowed by law, payments under the Contract are not subject to legal process for the claims of creditors.
A Qualified Contract may not be assigned except as permitted by the Code.

PURCHASING THE CONTRACT
If you are younger than age 81, you may purchase the Contract by completing an application and submitting a minimum Premium payment of $25,000 through an authorized producer. Only one Premium payment is allowed under the Contract. For IRAs and Roth IRAs, because the minimum Premium payment we accept exceeds the annual contribution limits for IRAs and Roth IRAs, your Premium payment must include a Rollover Contribution.
We will not deem correspondence, including transactional inquiries including applications and Premium payments to be received by us until picked up at our Service Center address.
We reserve the right not to accept third-party checks. In some circumstances and at our discretion, we may accept third-party checks that are from a rollover or transfer from other financial institutions.
We reserve the right to refuse any Premium payment that exceeds $1.5 million and any Premium payment that, when aggregated with previous Premium payments made under other contracts issued by us, exceeds $1.5 million. Additionally, we reserve the right to refuse any Premium payment that does not meet our minimum Premium payment requirements, is not in good order, or is otherwise contrary to law for F&G to accept. In addition, we reserve the right to refuse any application. If we refuse your application, we will return your Premium payment to you.
Your application will not be considered to be in good order and your Contract will not be issued until your Premium payments from all sources have been received by us. The Cap Rates and Performance Trigger Rates for the initial Crediting Period will be disclosed to you at the time you apply for a Contract and will be no lower for 30 days thereafter. If your Contract is issued after that 30 day period, if the Cap Rate or Performance Trigger Rate for any Index-Linked Interest Strategy to which you have allocated Premium is lower on the Effective Date of your Contract than it was at the time of your application, you may cancel your contract within 30 days and have the amount of your Premium, or your Account Value (which will be the Strategy Interim Value) if greater, returned to you without any surrender charges. See Right to Examine, below.
ALLOCATING YOUR PREMIUM PAYMENT
You tell us how to apply your Premium payment by specifying in the Contract application your desired allocation (by percentage) among the Fixed Interest Strategy and the available Index-Linked Interest Strategies. Your Premium payment will be allocated according to your instructions on the Contract’s Effective Date.
RIGHT TO EXAMINE
You may cancel the Contract without charge by returning it to us or to your F&G registered representative within 30 days after you receive your Contract. If you cancel your Contract during this period, we will issue a refund including all charges that may have been deducted from your Contract and you will not be subject to a surrender charge. Your state’s law will determine the amount you will receive. This amount will either be:

(a)	Your Account Value on the Business Day we receive your request, which may be more or less than your original Premium payment and will be determined based on Strategy Interim Values;

(b)	The amount of your Premium payment; or

(c)	The greater of (a) or (b).
If you are canceling your Contract because the Cap Rate or Performance Trigger Rate for any Index-Linked Interest Strategy to which you have allocated Premium has changed between the time of your application and the Effective Date of your Contract, the amount you will receive is determined in accordance with (c).

If we are required to return the amount of your Premium payment or the greater of (a) or (b) above, F&G will be subject to the investment risk if you cancel your Contract during the right to examine period.
The amount of your refund may depend on if your Contract is a replacement of another insurance or annuity contract. If your Contract is an IRA or Roth IRA and you cancel within the first 7 days, you will receive the greater of (a) or (b) above. After the first 7 days, your state’s law will determine the amount you will receive as described above.
For a state-by-state description of material variations of this Contract, including the right to examine period, see Appendix B. Unless otherwise stated in Appendix B, the amount you will receive upon exercise of your right to cancel during the right to examine period will be your Account Value on the Business Day we receive your request.

INVESTMENT OPTIONS
The Contract provides that you must allocate your Premium payment among the available Investment Options on the Effective Date for the initial Crediting Period. You may reallocate your Account Value in any Investment Option among the available Investment Options for subsequent Crediting Periods following the end of a Crediting Period by providing new allocation instructions to us, as discussed under the section titled “Transfers.” You may not reallocate your Account Value in the Fixed Interest Strategy or any Index-Linked Interest Strategy until the end of the Crediting Period applicable to the Fixed Interest Strategy or the Index-Linked Interest Strategy.
Currently, the Investment Options offered under the Contract are the Fixed Interest Strategy and the Index- Linked Interest Strategies. The Fixed Interest Strategy credits compound interest at a guaranteed rate. Each Index-Linked Interest Strategy credits interest determined by the performance of a particular Index and the applicable Crediting Method. The Index-Linked Interest credited at the end of a Crediting Period for any Index- Linked Interest Strategy may be positive, negative, or equal to zero.
CREDITING PERIOD
Each Crediting Period for the Fixed Interest Strategy is one year. The Crediting Period for an Indexed-Linked Interest Strategy may be one, three or six years. The initial Crediting Period begins on your Contract’s Effective Date. Each subsequent Crediting Period begins at the end of the prior Crediting Period. If any beginning/ending date of a Crediting Period is not a Business Day, the beginning/ending date will be the next Business Day.
FIXED INTEREST STRATEGY
The Fixed Interest Strategy credits compound interest based on rates that are set and guaranteed by us. Any portion of your Account Value allocated to the Fixed Interest Strategy for a Crediting Period will be credited with the interest rate established for that Crediting Period, which will apply for the entire Crediting Period. Once a Crediting Period is over, we will declare a new interest rate for the next Crediting Period.
Information regarding the features of the Fixed Interest Strategy, including (i) its name, (ii) its Crediting Period, and (iii) its minimum guaranteed interest rate, is available in an appendix to the prospectus. See APPENDIX A—INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
The interest rate for the Fixed Interest Strategy for the initial Crediting Period will be set forth in your Contract. Prior to the beginning of each subsequent Crediting Period, we will send written notice at least 30 days prior to the Crediting Period indicating how you may obtain the interest rate for the Fixed Interest Strategy for the next Crediting Period.
The effective annual interest rate for any Crediting Period will never be lower than the minimum interest rate allowed by state law, which will never be less than 0.15%. The effective annual interest rate represents the rate of daily compounded interest over a 12-month period. You bear the risk that we will never declare an interest rate for the Fixed Interest Strategy higher than the guaranteed minimum interest rate.
Payments from the Fixed Interest Strategy are also subject to minimum amounts required by state law. These minimum amounts only apply upon annuitization from the Fixed Interest Strategy, payment of a death benefit upon death of the Owner, or a full withdrawal from the Fixed Interest Strategy. We guarantee that if one of these events occurs, then the proceeds from the Fixed Interest Strategy (the amount applied to annuity payments or paid for a full withdrawal or death benefit) will be at least equal to the minimums required by state law. If necessary to meet this minimum, charges will be waived.

INDEX-LINKED INTEREST STRATEGIES
Each Index-Linked Interest Strategy credits positive or negative Index-Linked Interest at the end of each Crediting Period based, in part, by the performance of a particular Index or Indices and the applicable Crediting Method. An investment in an Index-Linked Interest Strategy is not an investment in the Index or in any Index Fund. You could lose a significant amount of money if the Index declines in value, or due to Contract Adjustments if amounts are removed from an Index-Linked Interest Strategy prior to the end of its Crediting Period or, prior to the sixth Contract Anniversary, on any Crediting Date. Each Crediting Method measures the net performance of the applicable Index between the beginning of the first day of a Crediting Period and Crediting Date (i.e., “Point to Point”) or each Contract Year during the Crediting Period (i.e., “Annual Lock”) subject to either the Cap Rate or the Performance Trigger Rate, and the Buffer. Cap Rates, Performance Trigger Rates and Buffers apply to an entire Crediting Period for Point to Point Index-Linked Interest Strategies and apply to each Contract Year in a Crediting Period for Annual Lock Index- Linked Interest Strategies.
Information regarding the features of each currently offered Index-Linked Interest Strategy, including (i) its name, (ii) a brief statement describing the assets that the Index seeks to track, (iii) its Crediting Period, (iv) its Index Crediting Methodology; (v) its current limit on Index loss, and (vi) its minimum limit on Index gain, is available in an appendix to the prospectus. See APPENDIX A—INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

ADDITIONAL INFORMATION ABOUT THE INDEX-LINKED INTEREST STRATEGIES
INDEXES
Currently, each Index-Linked Interest Strategy credits interest based on the performance of one of the following Indexes, each covering different asset classes.
S&P 500® Index (SPX). Widely regarded as the best gauge of the U.S. stock market, this world-renowned index tracks the performance of 500 large companies in leading industries of the U.S. economy.
Russell 2000® Index (RTY). The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
Nasdaq-100 Index® (NDX). The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/ wholesale trade and biotechnology.
MSCI EAFE Index (MXEA). MSCI EAFE Index is an equity index that captures large and mid-cap representation across 21 developed markets around the world, including Europe, Australasia and the Far East, excluding the United States and Canada. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.
Hindsight 20/20 Index-Linked Investment Strategy. The Company determines the performance of the Hindsight 20/20 Index-Linked Interest Strategy based on the best performance for the applicable period among three Bank of America MP Indices (the “BofA MP Indices”): the BofA MP Growth Index, the BofA MP Balanced Index and the BofA Defensive Index (together, the “BofA MP Indices”).
The Bank of America MP Indices (the “BofA MP Indices”) are designed to provide exposure to four markets: U.S. large-capitalization companies, U.S. Treasury bonds, U.S. high yield corporate bonds, and the price of gold, as reflected by the underlying exchange traded funds (ETFs) set out below. Target weightings for each of the underlying components in the indexes differ based on the strategy of the respective index: “growth,” “balanced,” and “defensive”. For each Index, the U.S. Large Cap equity component is represented by the SPDR S&P 500 ETF Trust (SPY); the high-yield U.S. corporate bond component is represented by iShares iBoxx High Yield Corporate Bond ETF (HYG); the US government bond component is represented by iShares 7-10 Year Treasury Bond ETF (IEF)); and the gold component is represented by SPDR Gold Shares ETF (GLD), with different target weights based on the applicable methodology (growth, balanced, or defensive), as follows:

BofA MP Indices	Index Bloomberg Ticker	Underlying ETF Target Weights
		SPY	GLD	HYG	IEF
BofA MP Growth Index	BOFAMPGR	75%	5%	15%	5%
BofA MP Balanced Index	BOFAMPBA	60%	10%	20%	10%
BofA MP Defensive Index	BOFAMPDE	40%	20%	20%	20%
Each Index automatically rebalances allocations on a quarterly basis to the target weightings on the last index calculation day in the month of March, June, September and December. Each of the BofA MP Indices is a proprietary index, sponsored and calculated by Merrill Lynch International. Merrill Lynch International is not affiliated with the Company and has no obligations under the Contract.
In order to track the price return of the indexes underlying the underlying ETFs, the performance of each of the BofA MP Indices is reduced by the provider of the Index by a negative adjustment to the performance of three of the four underlying ETFs that is intended to approximate the dividend yield in respect of each of the applicable underlying ETFs based on historical averages and trends from April 12, 2007 (the base date of the BofA MP Indices) through year end of 2021. In each case, the daily performance of SPY, IEF, and HYG is reduced by an annualized percentage of 2.0%, 1.0%, and 5.0%, respectively.
Because the negative adjustment is fixed while actual dividends paid vary over time, the performance of the BofA MP Indices will differ from the performance of comparable price return indexes. For any underlying ETF where the actual dividend paid is less than the annual adjustment amount, such underlying ETF will underperform and will therefore have a negative impact on the performance of the BofA MP Indices. Conversely, for any underlying ETF where the actual dividend paid exceeds the annual adjustment amount, that underlying ETF will outperform and therefore, should have a positive impact on the performance of the BofA MP Indices.
Underlying ETFs
The following is a brief description of each of the underlying ETFs.

•	SPDR S&P 500 ETF Trust (SPY)
The SPY seeks to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500® Index.

•	iShares 7-10 Year Treasury Bond ETF (IEF)
IEF seeks to track the investment results of the ICE® U.S. Treasury 7-10 Year Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

•	SPDR Gold Shares (GLD)
The investment objective of GLD is to reflect the performance of the price of gold bullion, less GLD’s expenses.

•	iShares iBoxx High Yield Corporate Bond ETF (HYG)
The HYG seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “IBOXHY”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, which is designed to provide a broad representation of the U.S. dollar-denominated high yield liquid corporate bond market.
Following the occurrence of certain events with respect to an underlying ETF, the affected ETF may be replaced by a substitute component. These events generally include events that could materially interfere with the ability of market participants to transact in, or events that could materially change the underlying economic exposure of, positions with respect to any ETF. The substitution of an ETF may affect the performance of each BofA MP Index, and therefore, the return on your investment in the Hindsight 20/20 Indexed-Linked Interest Strategy.
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Cap Rate and a hypothetical 10% Buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Index-Linked Interest Strategy. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index-Linked Interest Strategy, and does not reflect Contract fees and charges, including surrender charges and Contract Adjustments, which reduce performance.

[1]
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

[1]
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

[1]
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

[1]
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

BofA MP Indices (Hindsight 20/20 Strategy)[1]
30%
25%
20%
15%
10%
5%
0%
18.2%
19.9%
5.0%
5.0%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
BofA MP Growth Index Annual Return
BofA MP Balanced Index Annual Return
BofA MP Defensive Index Annual Return
Highest Index Return
Hindsight 20/20 Annual Return After Applying 5% Cap and 10% Buffer

[1]
The BofA MP Indices commenced operations in mid-2023. Hindsight 20/20 Annual Return After Applying 5% Cap and - 10 Buffer is based on the best performance for the applicable year among the three BofA MP Indices. The Hindsight 20/20 Strategy is only available with a 6-year point to point Crediting Period and actual returns will be based on the best performance for the full Crediting Period among the three BofA MP Indices. The performance of the BofA MP Indices is reduced by a negative adjustment to the performance of three of the four underlying total return ETFs to approximate returns without dividends or distributions paid by the component companies, in other words, the price return. This will reduce each Index’s Index performance and will cause the Index to underperform a direct investment in the companies included in the Index.

NEW, REMOVED OR REPLACED INDICES AND INDEX-LINKED INTEREST STRATEGIES
We reserve the right to add, remove or replace any Index-Linked Interest Strategy or Index in the future, subject to any necessary regulatory approvals. If we replace an Index, this will not cause a change in the Cap Rate, Performance Trigger Rate or Buffer for the current Crediting Period. Adding, replacing or removing an Index does not cause a change in the Buffer because those elements do not change while we continue to offer that Index-Linked Interest Strategy. Any new Index-Linked Interest Strategies based on the performance of a newly added Index will have a new Buffer and Cap Rate or Performance Trigger Rate, provided that a Cap Rate will never be lower than the Guaranteed Minimum Cap Rate, a Performance Trigger Rate will never be lower than the Guaranteed Minimum Performance Trigger Rate and the Buffer will never be lower than 10%. Changes to the Cap Rates or Performance Trigger Rates, if any, occur at the start of the next Crediting Period. If we add or remove an Index (as opposed to replacing an Index with another Index), the changes will not be effective for your Contract until the start of the next Crediting Period.
We may remove or replace an Index if it is discontinued, the Index is no longer available to us, if the fees to use an Index substantially increase, or if the Index’s calculation changes substantially. Additionally, we may replace an Index if hedging instruments become difficult to acquire or the cost of hedging becomes excessive. We may do so at the end of a Crediting Period or during a Crediting Period. We will notify you in writing at least 30 days before we replace an Index.

If we replace an Index, we will select a new Index that is similar to the old Index. In making this evaluation, we will look at factors such as asset class, Index composition, strategy or methodology inherent to the Index and Index liquidity. If we replace an Index during a Crediting Period, we will calculate the Index Change using the old Index as of the replacement date. After the replacement date, we will calculate the Index Change using the new Index, but with a modified starting Crediting Period value for the new Index. The modified starting Crediting Period value for the new Index on the replacement date will reflect the Index Change for the old Index from the start of the Crediting Period to the replacement date.
Example. This example shows how we would calculate the Index Change during a Crediting Period during which an Index was replaced.
Index Change on replacement date for old Index

Old Index Value at beginning of Crediting period	100
Old Index Value on replacement date	103
Index Change for old Index on replacement date	(103 /100) ‑ 1 = 3%
This 3% Index Change on the replacement date is then used to calculate the modified beginning of Crediting Period Index Value for the new index.
Modified starting Crediting Period Index Value for new index

Index Change for old Index on replacement date	3%
Index Value for new index on replacement date	1000
Modified starting Crediting Period Index Value for new index	1000 /(100% + 3%) = 970.87
The Index Change calculation for that Crediting Period is then based on the change between the modified starting Crediting Period Index Value for the new index, and the end of Crediting Period Index Value for the new index.
Additional Index information, including disclaimers, may be found in Appendix C. The investment risks associated with the Indexes are discussed under the section titled “Index Risk.”
STRATEGY ACCOUNT VALUE
When you allocate Account Value to an Index-Linked Interest Strategy for a Crediting Period, your investment in the Index-Linked Interest Strategy is represented by a Strategy Account Value. Your Strategy Account Value reflects the portion of your Account Value attributable to that Index-Linked Interest Strategy at any given time. If you allocate Account Value to multiple Index-Linked Interest Strategies for a Crediting Period, you will have a separate Strategy Account Value for each Index-Linked Interest Strategy in which you are invested. Your Strategy Account Value is the amount available for withdrawals, surrenders, annuitization and death benefits.
Your Strategy Account Value for an Index-Linked Interest Strategy will be calculated at the close of each Business Day of the Crediting Period as follows:

•	On the Effective Date, your Strategy Account Value will equal your Strategy Base Value for that Index-Linked Interest Strategy.

•
On each Business Day other than a Crediting Date, your Strategy Account Value on a given Business Day will equal your Strategy Interim Value. We calculate your Strategy Interim Value at the close of each such Business Day by applying an Equity Adjustment and an Asset Adjustment to your Strategy Base Value. These values are intended to protect us when you make a withdrawal from your Contract. These values provide us with protection from the trading risk that we will have to incur and/or reflect changes in the Strategy Account Value of each Index-Linked Interest Strategy throughout the Crediting Period, including on the Crediting Date.

•
The Equity Adjustment, which may be positive, negative or zero, reflects changes in the value of a hypothetical portfolio of derivative instruments that are used to hedge market risks allowing us to support the Index-Linked Interest associated with each Index-Linked Interest Strategy. The value of these instruments can be affected by factors such as Index performance, volatility, and interest rates. Each Business Day, we calculate the Equity Adjustment by comparing the fair value on that day of the hypothetical portfolio of derivative instruments with the unamortized initial cost of those derivatives, less the cost of unwinding the derivative positions. On a Crediting Date, the Equity Adjustment is equal to zero.

•
The Asset Adjustment, which may be positive, negative or zero, is to account for changes in market interest rates that impact the value of a hypothetical portfolio of fixed income assets supporting your Contract. The value of these instruments can be affected by market interest rates and the time remaining to the sixth Contract Anniversary. Each Business Day, we calculate the Asset Adjustment by comparing the value of the Bloomberg US Aggregate Yield-to-Worst Index on the Effective Date with the value of the Bloomberg US Aggregate Yield-to-Worst Index at the end of that day. We do not apply an Asset Adjustment on or after the sixth Contract Anniversary.

See the Statement of Additional Information for additional details of how the Equity Adjustment, the Asset Adjustment and your Strategy Interim Values are calculated.

•
On the Crediting Date of a Crediting Period, your Strategy Base Value will be increased or decreased by the amount of Index-Linked Interest credited to the Index-Linked Interest Strategy, which may be positive, negative, or equal to zero. This may also be expressed through the following formula: Strategy Base Value x (1 + Adjusted Index Change). Prior to the sixth Contract Anniversary, if you surrender your Contract, take a withdrawal, annuitize or if a death benefit is paid on the Crediting Date, the Strategy Account Value for purposes of the transaction will be determined by applying an Asset Adjustment to the Strategy Base Value (after we credit Index-Linked Interest, if any, for the Crediting Period that ends on that Crediting Date). The Asset Adjustment is applied only during the Surrender Charge Period. If you surrender your Contract, take a withdrawal, annuitize or if a death benefit is paid on a Crediting Date on or after the sixth Contract Anniversary, your Strategy Account Value will not be subject to any adjustment.

Example. Assume that you allocate $50,000 to an Index-Linked Interest Strategy on the Effective Date with a 5% Cap Rate. On the first Business Day of the Crediting Period, your Strategy Base Value is $50,000. Your Strategy Account Value will increase and decrease according to changes in your Strategy Interim Value while you continue to have Account Value allocated to the Strategy, but you will only be impacted by the Strategy Interim Value if you take a withdrawal, surrender your contract, annuitize or we if we pay a death benefit during a Crediting Period. For instance, if at the close of the tenth Business Day the applicable Asset Adjustment results a positive adjustment of $1,500 and the applicable Equity Adjustment results in a negative adjustment of $1,000, then your Strategy Interim Value will equal $50,500 (i.e., $50,000 + $1,500 -$1,000), so your Strategy Account Value at that time will be $50,500. Then, if at the close of the eleventh Business Day the applicable Asset Adjustment results a positive adjustment of $1,000 and the applicable Equity Adjustment results in a negative adjustment of $3,000, then your Strategy Interim Value will equal $48,000 (i.e., $50,000 + $1,000 -$3000), so your Strategy Account Value at that time will be $48,000. On the Crediting Date, assuming an Adjusted Index Change of 5%, your Strategy Base Value at the close of the Crediting Date will be credited with $2,500 of Index-Linked Interest (i.e., 5% of $50,000) and your new Strategy Base Value will be $52,500 (i.e., $50,000 +$2,500). If you take a withdrawal, surrender your contract, annuitize or we if we pay a death benefit on a Crediting Date during the first six Contract Years, your Strategy Account Value for purposes of calculating the transaction will include the Asset Adjustment. In this case, your Strategy Account Value (after application of Index-Linked Interest to the Strategy Base Value) will be $52,500 and if the Asset Adjustment results in a negative adjustment of $3,500, your Strategy Account Value for purposes of calculating the transaction will be $49,000 (i.e., $52,500 – $3,500 = $49,000).

INDEX-LINKED INTEREST
For each Index-Linked Interest Strategy to which you allocate Account Value, on the Crediting Date, we will credit your Strategy Base Value with Index-Linked Interest. Index-Linked Interest may be positive, negative, or equal to zero.

•	If the Index-Linked Interest is positive, your Strategy Base Value will increase by a dollar amount equal to the positive Index-Linked Interest.

•	If the Index-Linked Interest is negative, your Strategy Base Value will decrease by a dollar amount equal to the negative Index-Linked Interest.

•	If the Index-Linked Interest is equal to zero, no interest will be credited and your Strategy Base Value will not change.
If you allocate Account Value to more than one Index-Linked Interest Strategy, the Index-Linked Indexed Strategies in which you invest will credit separate Index-Linked Interest on their respective Crediting Dates. Even if you receive positive Index-Linked Interest for one or more Index-Linked Interest Strategies for a Crediting Period, your overall gain for that Crediting Period will be reduced by any negative Index-Linked Interest you receive for any other Index-Linked Interest Strategies for that Crediting Period, and the negative Index-Linked Interest may cause you to incur an overall loss during that Crediting Period.
CREDITING METHODS
To determine the Index-Linked Interest credited to an Index-Linked Interest Strategy at the end of a Crediting Period, we calculate the Adjusted Index Change for that Index-Linked Interest Strategy. We calculate the Adjusted Index Change by applying the applicable Crediting Method. The Contract provides for three Crediting Methods: (1) Point to Point Cap Rate with Buffer; (2) Point to Point Performance Trigger Rate with Buffer;
and	(3) Annual Lock Cap Rate with Buffer.
Each Crediting Method includes the following elements:

•	The Crediting Period;

•	The Index Change (either “Point to Point,” from the beginning of the first day of the Crediting Period to the Crediting Date, or “Annual Lock” for each Contract Year in the Crediting Period);

•
Either the Cap Rate or the Performance Trigger Rate (applied from the beginning of the first day of the Crediting Period to the Crediting Date for Point to Point Index-Linked Interest Strategies, or for each Contract Year in the Crediting Period for Annual Lock index-Linked Interest Strategies); and

•
The Buffer (applied from the beginning of the first day of the Crediting Period to the Crediting Date for Point to Point Index-Linked Interest Strategies, or for each Contract Year in the Crediting Period for Annual Lock Index-Linked Interest Strategies).

Each of these elements and each of the Crediting Methods is explained below, along with examples of how the Adjusted Index Change is determined for each Crediting Method in the case of both positive and negative Index Changes.
Crediting Period. The Crediting Period for an Index-Linked Interest Strategy is either one, three or six years. Crediting Periods begin on your Contract’s Anniversary Date. Amounts must remain in an Index-Linked Interest Strategy until the end of its Crediting Period to be credited with Index-Linked Interest, and to avoid a possible Contract Adjustment in addition to potential surrender charges and tax consequences. A Contract Adjustment will apply if you take a surrender or any withdrawal (including systematic withdrawals and required minimum distributions), or if you annuitize, or if the death benefit is paid during a Crediting Period, or, during the first six Contract Years, on a Crediting Date. See STRATEGY ACCOUNT VALUE earlier in this section for more information.

Index Change. To calculate the Adjusted Index Change, we first calculate the Index Change. The Index Change for a Point to Point Index-Linked Interest Strategy is the net change percentage in the Index Value from the beginning of the first day of a Crediting Period to the Crediting Date, before any applicable adjustment for either the Cap Rate or Performance Trigger Rate and the Buffer. The Index Change for an Annual Lock Index-Linked Interest Strategy is determined from the start of each Contract Year to the end of each Contract Year in a Crediting Period, before any applicable adjustment for the Cap Rate and the Buffer.
Example: Assume that you allocate Account Value to a Point to Point Index-Linked Interest Strategy using the S&P 500® Index and between the beginning of the first day of the Crediting Period and the Crediting Date, the value of the securities comprising the S&P 500® increases by 5%. The Index Change for that Index-Linked Interest Strategy would be 5%. If instead the S&P 500® decreased by 5%, the Index Change for the Index-Linked Interest Strategy would be -5%.
After the Index Change is calculated, we next calculate the Adjusted Index Change. The Adjusted Index Change reflects any applicable adjustments for either the Cap Rate or the Performance Trigger Rate, which may limit Index Gains if the Index Change is positive or equal to zero and the Buffer, which will limit Index losses if the Index Change is negative. Index-Linked Interest will be credited to the Strategy Base Value at a rate equal to the Adjusted Index Change.
Limit on Index Losses. The Buffer for an Index-Linked Interest Strategy represents the amount of negative Index Change that may occur before you are credited with a negative Index-Linked Interest for a Point to Point Index-Linked Interest Strategy or a negative Adjusted Index Change applies for a Contract Year in a Crediting Period for an Annual Lock Index-Linked Interest Strategy.
Each Index-Linked Interest Strategy will specify the Buffer for that strategy. Depending on which Index-Linked Interest Strategy you select, the Buffer will provide protection from a negative Index Change of up to 10% or up to 20%. We set the Buffer for each Index-Linked Interest Strategy at our sole discretion. We consider various factors in determining the Buffer, including the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
Before selecting an Index-Linked Interest Strategy for investment, you should consider in consultation with your financial professional the limits on Index losses that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Generally, assuming the same Index and Crediting Period length, an Index-Linked Interest Strategy that provides more protection from Index losses will tend to have less potential for Index gains. Conversely, assuming the same Index and Crediting Period length, an Index-Linked Interest Strategy that provides less protection from Index losses will generally tend to have more potential for Index gains.
The following examples illustrate how we calculate and credit interest calculated under an Index-Linked Interest Strategy when the Index Return is negative assuming hypothetical Index Changes and hypothetical limits on Index losses. The examples assume no Withdrawals.
Example 1: Assume that you allocate Account Value to a Point to Point Index-Linked Interest Strategy with a Crediting Method that includes a Buffer of 10% and, at the end of the Crediting Period, the Index Change is -8%. In this case, to calculate the Adjusted Index Change, we would compare the Buffer of 10% to the Index Change of -8%. Because the negative Index Change (-8%) does not exceed the Buffer of 10%, the Adjusted Index Change would be 0%. As a result, we would not credit any Index-Linked Interest to your Strategy Base Value because the Adjusted Index Change equaled 0%. In this example, the Buffer provided complete downside protection by preventing you from being credited with negative Index-Linked Interest.
Example 2: Assume that you allocate Account Value to an Index-Linked Interest Strategy with a Crediting Method that includes a Buffer of 10% and, at the end of the Crediting Period, the Index Change is -15%. In this case, to calculate the Adjusted Index Change, we would compare the Buffer of 10% to the Index Change of

-15%. Because the negative Index Change (-15%) exceeds the Buffer of 10%, the Adjusted Index Change would be -5% (i.e., -15% reduced by the Buffer of 10%). As a result, we would credit Index-Linked Interest to your Strategy Base Value based on an Adjusted Index Change of -5%. In this example, the Buffer provided downside protection because it did limit your loss from -15% to -5%, but it did not provide complete downside protection.
See “ANNUAL LOCK INDEX-LINKED INTEREST STRATEGIES” for examples for an Annual Lock Index- Linked Interest Strategy.
The Buffer for an Index-Linked Interest Strategy will not change while we continue to offer that Index- Linked Interest Strategy. However, we reserve the right to add and remove Index-Linked Interest Strategies as available Investment Options. As such, the limits on Index loss offered under the Contract may change from one Crediting Period to the next, provided that we will always offer an Index-Linked Interest Strategy with the protection of at least a 10% Buffer. The Buffer provides only limited protection from downside risk. You should understand that the Buffer does not provide absolute protection against negative Index-Linked Interest. You may lose money.
Limits on Index Gains: We will limit positive Index Change used in calculating the Adjusted Index Change through the Cap Rate or Performance Trigger Rate, as follows:
Cap Rate. If the Crediting Method for an Index-Linked Interest Strategy includes a Cap Rate, the Cap Rate represents the maximum positive Adjusted Index Change for a given Crediting Period for a Point to Point Index-Linked Interest Strategy or for a Contract Year during a Crediting Period for an Annual Lock Index- Linked Interest Strategy. We set the Cap Rate for each Index-Linked Interest Strategy prior to the beginning of a Crediting Period, and the Cap Rate may vary between Index-Linked Interest Strategies. A Cap Rate for a Crediting Period may be higher or lower than the Cap Rates for previous or future Crediting Period. In no event will a Cap Rate be lower than the Guaranteed Minimum Cap Rate of 2% for a point to point Index‑Linked Interest Strategy with a one-year Crediting Period; 6% for a point to point Index-Linked Interest Strategy with a three-year Crediting Period; 3% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period where the Index is Hindsight 20/20; 12% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period with any other Index; and 2% for each year of an Annual Lock Index-Linked Interest Strategy with a six-year Crediting Period.
The following examples illustrate how we calculate and credit interest at the end of a Crediting Period under an Index-Linked Interest Strategy that utilizes a Cap Rate when the Index Return is positive assuming hypothetical Index Returns and hypothetical Cap Rates. The examples assume no Withdrawals.
Example 1: Assume that you allocate Account Value to a Point to Point Index-Linked Interest Strategy for a Crediting Period with a Cap Rate of 6%. Also assume that at the end of the Crediting Period, the Index Change is 5%. In this case, to calculate the Adjusted Index Change, we would compare the Cap Rate of 6% to the Index Change of 5%. Because the Index Change (5%) is less than the Cap Rate (6%), the Adjusted Index Change would be 5%. As a result, we would credit Index-Linked Interest to your Strategy Base Value at the Adjusted Index Change of 5%. In this example, the Cap Rate did not limit your potential gain.
Example 2: Assume that you allocate Account Value to a Point to Point Index-Linked Interest Strategy for a Crediting Period with a Cap Rate of 6%. Also assume that at the end of the Crediting Period, the Index Change is 12%. In this case, to calculate the Adjusted Index Change, we would compare the Cap Rate of 6% to the Index Change of 12%. Because the Index Change (12%) is higher than the Cap Rate (6%), the Adjusted Index Change would be 6%. As a result, we would credit Index-Linked Interest to your Strategy Base Value at the Adjusted Index Change of 6%. In this example, the Cap Rate limited your potential gain.
See “ANNUAL LOCK INDEX-LINKED INTEREST STRATEGIES” for examples for an Annual Lock Index- Linked Interest Strategy. The Cap Rates do not guarantee a certain amount of Index-Linked Interest. The

Cap Rates benefit us because they limit the amount of positive Index-Linked Interest that we may be obligated to credit for any Crediting Period. We set the Cap Rates at our discretion. You bear the risk that we will not set the Cap Rates higher than the Guaranteed Minimum Cap Rate.
Performance Trigger Rate. If the Crediting Method for an Index-Linked Interest Strategy includes a Performance Trigger Rate, the Performance Trigger Rate represents the positive Adjusted Index Change for a given Crediting Period if the Index Change for the Crediting Period is zero or greater. We set the Performance Trigger Rate for each Index-Linked Interest Strategy prior to the beginning of a Crediting Period, and the Performance Trigger Rate may vary between Index-Linked Interest Strategies. A Performance Trigger Rate for a Crediting Period may be higher or lower than the Performance Trigger Rates for previous or future Crediting Periods. In no event will a Performance Trigger Rate be lower than the Guaranteed Minimum Performance Trigger Rate of 0.5% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period.
The following examples illustrate how we calculate and credit interest at the end of a Crediting Period under an Index-Linked Interest Strategy that utilizes a Performance Trigger Rate when the Index Return is zero or positive assuming hypothetical Index Changes and hypothetical Performance Trigger Rates. The examples assume no Withdrawals.
Example 1: Assume that you allocate Account Value to an Index-Linked Interest Strategy for a Crediting Period with a Performance Trigger Rate of 6%. Also assume that at the end of the Crediting Period, the Index Change is 3%. Because the Index Change is zero or greater (3%), the Adjusted Index Change will equal the Performance Trigger Rate (6%). As a result, we would credit Index-Linked Interest to your Strategy Base Value at the Adjusted Index Change of 6%. In this example, the Performance Trigger Rate was greater than the Index Change.
Example 2: Assume that you allocate Account Value to an Index-Linked Interest Strategy for a Crediting Period with a Performance Trigger Rate of 6%. Also assume that at the end of the Crediting Period, the Index Change is 10%. Because the Index Change is zero or greater (10%), the Adjusted Index Change will equal the Performance Trigger Rate (6%). As a result, we would credit Index-Linked Interest to your Strategy Base Value at the Adjusted Index Change of 6%. In this example, the Performance Trigger Rate limited your potential gain.
The Performance Trigger Rates do not guarantee a certain amount of Index-Linked Interest unless the applicable Index Change is zero or greater. The Performance Trigger Rates benefit us because they limit the amount of positive Index-Linked Interest that we may be obligated to credit for any Crediting Period. We set the Performance Trigger Rates at our discretion. You bear the risk that we will not set the Performance Trigger Rates higher than the Guaranteed Minimum Performance Trigger Rate.
Determination of Crediting Rates. The Cap Rates and Performance Trigger Rates for your initial Crediting Periods will be set forth in your Contract, will be disclosed to you at the time you apply for a Contract and will be no lower for 30 days thereafter. If your Contract is issued after that 30 day period, the Cap Rate or Performance Trigger Rate for any Index-Linked Interest Strategy to which you have allocated Premium will be based on our then-current rates, which will be set forth in your Contract, and you will not know them until the Effective Date of your Contract. If those rates are lower on the Effective Date of your Contract than at the time of your application and you are dissatisfied with those rates, you may cancel your Contract within 30 days and have the amount of your Premium, or your Account Value (based on Strategy Interim Values), if greater, returned to you without any surrender charges. Prior to the beginning of each subsequent Crediting Period, we will mail to you a 30-day advance written notice indicating how you may obtain the Cap Rates and Performance Trigger Rates that we have established by that time for the next Crediting Period. Information about current Cap Rates and Performance Trigger Rates can be found at https://success.fglife.com/rila/rates and is incorporated in this prospectus by reference.
We determine Cap Rates and Performance Trigger Rates for each new Crediting Period at our discretion, subject to the Guaranteed Minimum Cap Rates and Guaranteed Minimum Performance Trigger Rates. We consider a number of factors when declaring Cap Rates and Performance Trigger Rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading call and put options and other derivative instruments on the available Indices. The costs of these instruments impact the rates we declare, and those costs can be impacted by market conditions and forces. We also consider sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. You bear the risk that we may declare lower Cap Rates or Performance Trigger Rates for future Crediting Periods, and that such rates could be as low as the Guaranteed Minimum Cap Rates or Guaranteed Minimum Performance Trigger Rates for that Index-Linked Interest Strategy. Rates offered for new Crediting Periods may be different from those offered to new investors or offered to you at Contract issuance.
Before selecting an Index-Linked Interest Strategy for investment, you should consider in consultation with your financial professional the limits on Index gains that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Generally, assuming the same Index and Crediting Period length, an Index-Linked Interest Strategy that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Crediting Period length, an Index-Linked Interest Strategy that provides more potential for Index gains will generally tend to have less protection from Index losses.
See Appendix D for additional examples of each Crediting Method.
ANNUAL LOCK INDEX-LINKED INTEREST STRATEGIES. The Annual Lock Crediting Method is a multi-year Index-Linked Interest Strategy that applies the Buffer and Cap separately for each Contract Year during the Crediting Period. If the Crediting Method for an Index-Linked Interest Strategy has an Annual Lock, the Adjusted Index Change will be calculated in the same manner as for a Point to Point Index-Linked Interest Strategy, except it will be calculated on each Contract Anniversary. However, no Index Interest Credit will be credited to the Index-Linked Interest Strategy until the Crediting Date at the end of the Crediting Period.
If you take a withdrawal from an Index-Linked Interest Strategy with an Annual Lock Crediting Method prior to the end of the Crediting Period, your withdrawal will be based on the Strategy Interim Value on the date of the withdrawal, and not the gains or losses locked in for the completed Contract Years during the Crediting Period. An Index-Linked Interest Strategy with an Annual Lock Crediting Method is not appropriate for investors who intend to take withdrawals during the Crediting Period. Please see the example below, which illustrates the risk of taking withdrawals from an Index-Linked Interest Strategy with an Annual Lock Crediting Method.
The Adjusted Index Change for the full Crediting Period will equal the cumulative result of each successive Adjusted Index Change for each Contract Year during the Crediting Period. On the first Contract Anniversary during the Crediting Period, the performance equals the Adjusted Index Change for that Contract Year multiplied by the Strategy Base Value for the Index-Linked Interest Strategy. This performance amount is added to or deducted from the amount of the Strategy Base Value to form the Annual Lock Amount. The Annual Lock Amount is used to calculate the performance for the next Contract Year during the Crediting Period. On each Contract Anniversary during the Crediting Period thereafter, the return for the year is equal to the Adjusted Index change for that Contract Year multiplied by the Annual Lock Amount. This amount is credited to or deducted from the Annual Lock Amount, which becomes the new Annual Lock Amount for the next Contract Year.
On the Crediting Date, Interest-Linked Interest is credited to the Strategy Base Value in the amount of the difference between the Annual Lock Amount for the Contract Anniversary that is the Crediting Date and the Strategy Base Value. For example, if the Strategy Base Value is $100,000 and the Annual Lock Amount for the Contract Anniversary that is the Crediting Date is $129,112, you will be credited with Index-Linked Interest in the amount of $29,112 on the Crediting Date. A more detailed example is below.
Because of the cumulative impact of the Annual Lock, if you incur a loss in one Contract Year during the Crediting Period, it will reduce the amount invested for the next Contract year during the Crediting Period. In a continuing down market, you could lose in excess of the percentage remaining after the Buffer. For example, if the Buffer is 10%, in a continuing down market, you could lose more than 90% of your investment. On the other hand, if you incur a gain in one Contract Year during the Crediting Period, it will increase the Annual Lock Amount for the next Contract Year, upon which future gains or losses (if any) will be calculated.
The Annual Lock Amount is used only to calculate the performance of an Index-Linked Interest Strategy on each Contract Anniversary during the Crediting Period. This amount is not available for surrender, withdrawal, transfer, annuitization or as a Death Benefit. In addition to adjustments to the Annual Lock Amount, withdrawals during the Crediting Period also reduce the Annual Lock Amount and the Strategy Base Value in the same proportion that withdrawals reduce the Strategy Interim Value.
The following examples illustrate how we calculate and credit interest at the end of a Crediting Period under an Index-Linked Interest Strategy that utilizes an Annual Lock crediting methodology assuming hypothetical Index Changes and hypothetical limits on Index gains and losses. The examples assume no withdrawals unless otherwise indicated.
Example 1: The following example demonstrates the impact of the Cap Rate and Buffer on an Index-Linked Interest Strategy with a 6-Year Annual Lock and assumes no withdrawals have been made.
Strategy Start Date = 10/21/2023
Index-Linked Interest Strategy = 6-Year with Annual Lock Cap Rate with Buffer
Cap Rate = 10%
Buffer = 10%
Index Value at Beginning of Crediting Period = 1,000
Initial Strategy Account Value = $100,000
Strategy Base Value at Beginning of Crediting Period = $100,000

Contract Anniversary	Index Value	Index Change	Adjusted Index Change	Annual Lock Amount on Contract Anniversary
10/21/2024	1,120	+12%	+10%	$110,000
10/21/2025	1,064	-5%	0%	$110,000
10/21/2026	1,149	+8%	+8%	$118,800
10/21/2027	977	-15%	-5%	$112,860
10/21/2028	1,104	+13%	+10%	$124,146
10/21/2029	1,148	+4	+4%	$129,112
In this example, the Index-Linked Interest crediting to the Strategy Base Value on the Crediting Date is $29,112, which is the difference between the Strategy Base Value and the Annual Lock Amount on the Crediting Date.
The Strategy Base Value on the Crediting Date is $129,112, which is the sum of the Strategy Base Value (i.e., $100,000) and the Index-Linked Interest (i.e., $29,112).
The Index-Linked Interest is not credited to your Strategy Base Value until the end of the 6-year Crediting Period. Until that time, your Strategy Account Value be subject to the Strategy Interim Value calculations. The Annual Lock Amount on each Contract Anniversary is not available to you and is used only for the purpose of calculating the Index-Linked Interest ultimately credited on the Crediting Date.

Example 2: The following example demonstrates the impact of the Cap Rate and Buffer on an Index-Linked Interest Strategy with a 6-Year Annual Lock and assumes a $20,000 withdrawal during the third year of the strategy.
Strategy Start Date = 10/21/2023
Index-Linked Interest Strategy = 6-Year with Annual Lock Cap Rate with Buffer
Cap Rate = 10%
Buffer = 10%
Index Value at Beginning of Crediting Period = 1,000 Initial Strategy Account Value = $100,000
Strategy Base Value at Beginning of Crediting Period = $100,000
Strategy Interim Value at date of Withdrawal = $90,000

Contract Anniversary	Index Value	Index Change	Adjusted Index Change	Annual Lock Amount on Contract Anniversary	Strategy Base Value
10/21/2024	1,120	12%	10%	$110,000	$100,000
10/21/2025	1,064	-5%	0%	$110,000	$100,000

Withdrawal of $20,000 out of $90,000 Strategy Interim Value results in proportional reduction in Annual Lock Amount and Strategy Base Value				$85,556	$77,778

10/21/2026	1,149	8%	8%	$92,400	$77,778
10/21/2027	977	-15%	-5%	$87,780	$77,778
10/21/2028	1,104	13%	10%	$96,558	$77,778
10/21/2029	1.148	4%	4%	$100,420	$77,778
In this example, the Index-Linked Interest crediting to the Strategy Base Value on the Crediting Date is $22,642, which is the difference between the Strategy Base Value and the Annual Lock Amount on the Crediting Date.
The Strategy Base Value on the Crediting Date is $100,420 which is the sum of the Strategy Base Value (i.e., $77,778) and the Index-Linked Interest (i.e., $22,642).
The Index-Linked Interest is not credited to your Strategy Base Value until the end of the 6-year Crediting Period. Until that time, your Strategy Account Value be subject to the Strategy Interim Value calculations. The Annual Lock Amount on each Contract Anniversary is not available to you and is used only for the purpose of calculating the Index-Linked Interest ultimately credited on the Crediting Date.
Example 3: The following example demonstrates the impact of the Cap Rate and Buffer on an Index-Linked Interest Strategy with a 6-Year Annual Lock during a continuing down market and assumes no withdrawals have been made.
Strategy Start Date = 10/21/2023
Index-Linked Interest Strategy = 6-Year with Annual Lock Cap Rate with Buffer
Cap Rate = 10%
Buffer = 10%
Index Value at Beginning of Crediting Period = 1,000
Initial Strategy Account Value = $100,000
Strategy Base Value at Beginning of Crediting Period = $100,000

Contract Anniversary	Index Value	Index Change	Adjusted Index Change	Annual Lock Amount on Contract Anniversary
10/21/2024	950	-5%	0%	$100,000
10/21/2025	836	-12%	-2%	$98,000
10/21/2026	669	-20%	-10%	$88,200
10/21/2027	568	-15%	-5%	$83,790
10/21/2028	563	-1%	0%	$83,790
10/21/2029	495	-12%	-2%	$82,114
In this example, the negative Index-Linked Interest crediting to the Strategy Base Value on the Crediting Date is -$17,886, which is the difference between the Strategy Base Value and the Annual Lock Amount on the Crediting Date. The Strategy Base Value on the Crediting Date is $82,114, which is the sum of the Strategy Base Value (i.e., $100,000) and the negative Index-Linked Interest (i.e., -$17,886). If you had invested in a point to point strategy (without the Annual Lock feature, but with the same Cap Rate and Buffer) over this same 6 year period, the negative Index-Linked Interest credited to the Strategy Base Value on the Crediting Date would have been -$40,500 and the Strategy Base Value on the Crediting Date would have been $59,500 (i.e., $100,000- $40,500). This is because in an Annual lock Strategy, the Buffer is applied each year of the Crediting Period, but for a point to point strategy, the Buffer is applied only on the Crediting Date.
Example 4: The following example demonstrates the impact of the Cap Rate and Buffer on an Index-Linked Interest Strategy with a 6-Year Annual Lock during a continuing down market and assumes a withdrawal of
$20,000 during the third year of the strategy.
Strategy Start Date = 10/21/2023
Index-Linked Interest Strategy = 6-Year with Annual Lock Cap Rate with Buffer
Cap Rate = 10%
Buffer = 10%
Index Value at Beginning of Crediting Period = 1,000
Initial Strategy Account Value = $100,000
Strategy Base Value at Beginning of Crediting Period = $100,000
Strategy Interim Value at date of Withdrawal = $90,000

Contract Anniversary	Index Value	Index Change	Adjusted Index Change	Annual Lock Amount on Contract Anniversary	Strategy Base Value
10/21/2024	950	-5%	0%	$100,000	$100,000
10/21/2025	836	-12%	-2%	$98,000	$100,000
Withdrawal of $20,000 out of $90,000 Strategy Interim Value results in proportional reduction in Annual Lock Amount and Strategy Base Value				$76,222	$77,778
10/21/2026	669	-20%	-10%	$68,600	$77,778
10/21/2027	568	-15%	-5%	$65,170	$77,778
10/21/2028	563	-1%	0%	$65,170	$77,778
10/21/2029	495	-12%	-2%	$63,867	$77,778
In this example, the negative Index-Linked Interest crediting to the Strategy Base Value on the Crediting Date is
-$13,911, which is the difference between the Strategy Base Value and the Annual Lock Amount on the Crediting Date. The Strategy Base Value on the Crediting Date is $63,867, which is the sum of the Strategy Base Value (i.e., $77,778) and the negative Index-Linked Interest (i.e., -$13,911).

IMPACT OF WITHDRAWALS FROM INDEX-LINKED INTEREST STRATEGIES
Under the Contract, you are permitted to take full or partial withdrawals at any time during the Accumulation Phase. Withdrawals may be subject to surrender charges.
If you withdraw Account Value allocated to an Index-Linked Interest Strategy during a Crediting Period or, during the first six Contract Years, on a Crediting Date, the withdrawal will cause a reduction to your Strategy Base Value. Your Strategy Base Value will be immediately reduced in a proportion equal to the reduction in your Strategy Account Value (which will be the Strategy Interim Value during the Crediting Period, or the Strategy Base Value adjusted by the Asset Adjustment on a Crediting Date).
This means that partial withdrawals (including systematic withdrawals and Required Minimum Distributions under the Contract) during a Crediting Period or, during the first six Contract Years, on a Crediting Date could result in a greater reduction in your Strategy Account Value. In addition, any partial withdrawal will proportionately reduce your Strategy Base Value, which could be significantly more than the dollar amount of your withdrawal. This will reduce any gains at the end of the Crediting Period.
You should fully understand how a withdrawal from an Index-Linked Interest Strategy reduces your Strategy Base Value, because reductions in your Strategy Base Value always result in reductions (perhaps significant reductions) to your Strategy Account Value for the remainder of the current and subsequent Crediting Periods. A withdrawal from an Annual Lock Index-Linked Interest Strategy will also result in the Annual Lock Value being immediately reduced in a proportion equal to the reduction in your Strategy Account Value.
Reductions to your Strategy Base Value will negatively impact your Strategy Account Value in three ways.

•
First, a reduction in your Strategy Base Value may cause your Strategy Interim Values for the remainder of the Crediting Period to be lower than if you did not take the withdrawal. Because your Strategy Account Value is set equal to your Strategy Interim Value on any given Business Day, lower Strategy Interim Values will result in lower Strategy Account Values.

•
Second, at the end of the Crediting Period, any positive Index-Linked Interest credited to you will be lower than if you did not take the withdrawal. This is because the Adjusted Index Change is applied to your Strategy Base Value in order to calculate your Index-Linked Interest, and a withdrawal reduces your Strategy Base Value.

•
Third, your Strategy Base Value for successive crediting periods will be lower than if you did not take a withdrawal (unless you transfer additional Account Value to the Index-Linked Interest Strategy).

TRANSFERS
TRANSFER REQUESTS
You may transfer Account Value among the available Index-Linked Interest Strategies, and between the available Index-Linked Interest Strategies and the Fixed Interest Strategy, free of charge at the end of each Crediting Period. You may not make a transfer during a Crediting Period, so you may not transfer funds out of an Index-Linked Interest Strategy with a three-year or six-year Crediting Period for several years. If no transfer request is made prior to the end of a Crediting Period, your investment in an Index-Linked Interest Strategy or the Fixed Income Strategy will automatically be invested in the same Index-Linked Interest Strategy or the Fixed Income Strategy for the next Crediting Period.
The amount of Account Value allocated to an Index-Linked Interest Strategy at the beginning of a Crediting Period must be at least $2,000. If any transfer reduces a Strategy Account Value to less than $2,000, the entire amount remaining in that Index-Linked Interest Strategy will be automatically transferred to the Fixed Interest Strategy. We will reject any transfer request to the extent that it would result in less than $2,000 being allocated under your Contract to the Index-Linked Interest Strategy receiving the reallocated Account Value.
Transfer requests may be submitted in writing to our Service and must be signed by the Owner. We must receive your transfer request at our Service Center at least two Business Days prior to the end of a Crediting Period. At our discretion, we may accept transfer requests by telephone or, if available, by Internet.
If we receive your request on a non-Business Day or after the close of a Business Day, your request will be deemed to be received on the next Business Day. In addition, your transfer request will not be deemed to be received until it is in good order. A transfer request will be in good order if it contains all the information that we need to process the transaction.
AUTOMATIC TRANSFER FROM AN INDEX-LINKED INTEREST STRATEGY TO THE FIXED INTEREST STRATEGY
If you are invested in an Index-Linked Interest Strategy during a Crediting Period and we decide not to offer that Index-Linked Interest Strategy for the next Crediting Period, you must submit a transfer request to us no less than two Business Days prior to the end of the Crediting Period instructing us how to reallocate that portion of your Account Value at the end of the Crediting Period. If you fail to do so, we will automatically transfer the entire amount of your Account Value allocated to that Index-Linked Interest Strategy to the Fixed Interest Strategy at the end of the Crediting Period and that portion of your Account Value and any interest earned thereon will remain in the Fixed Interest Strategy unless we are otherwise instructed.

ACCESS TO YOUR MONEY DURING THE ACCUMULATION PHASE
TYPES OF WITHDRAWALS
Your Account Value in the Contract may be accessed in the following ways during the Accumulation Phase:

•	by taking partial withdrawals (including repetitive withdrawals, a form of systematic partial withdrawals); and

•	by taking a full withdrawal (i.e., surrendering your Contract).
Your Contract’s Account Value and the Strategy Base Value for any Index-Linked Interest Strategy will decline whenever you take partial withdrawals. If you take a partial withdrawal and, immediately after the withdrawal, your Account Value would be less than $2,000, we will instead pay you the Cash Surrender Value and terminate your Contract. If you take a full withdrawal, we will pay you the Cash Surrender Value and terminate your Contract. You may not take withdrawals greater than your Cash Surrender Value.
Partial withdrawals and full withdrawals may be subject to surrender charges. See the section titled FEES, CHARGES AND ADJUSTMENTS—Surrender Charge” for more information about surrender charges. Eligible withdrawals under the required minimum distributions waiver, impairment waiver, nursing home confinement waiver or the terminal illness waiver are not subject to surrender charges.
Any additional withdrawals are not permissible during the Income Phase.
PARTIAL WITHDRAWALS
During the Accumulation Phase, you can make partial withdrawals from your Account Value at any time by sending a signed request to our Service Center. The withdrawal request must be accompanied with all the information we need to process it. Unless you tell us otherwise, partial withdrawals will be taken proportionately from the Fixed Interest Strategy and Index-Linked Interest Strategies based on how your Account Value is allocated. You may request that your withdrawals be taken only from Investment Options you select proportionately based on how your Account Value is allocated to those Investment Options at the time of the withdrawal. Repetitive partial withdrawals must be at least $100 and one-time partial withdrawals must be at least $500. If your Account Value is less than $500, you may only surrender the Contract for the Cash Surrender Value.
As part of your withdrawal request, you may indicate the Business Day on which you would like to take the withdrawal, including if you would like to take the withdrawal at the end of the current Crediting Periods for your investments. If you indicate the Business Day on which your withdrawal should be taken, we must receive your withdrawal request in good order no later than the close of the Business Day on which you wish to take the withdrawal. If you do not indicate the Business Day on which to take the withdrawal, your withdrawal will be taken on the Business Day that we receive your request. If we receive your request in good order on a non‑Business Day or after the close of a Business Day, it will be deemed to be received on the next Business Day.
Partial withdrawals taken from an Index-Linked Interest Strategy may negatively impact (perhaps significantly) your Strategy Account Value for the remainder of the Crediting Period. See ADDITIONAL INFORMATION ABOUT THE INDEX-LINKED INTEREST STRATEGIES—Impact of Withdrawals from Index-Linked Interest Strategies.
FULL WITHDRAWALS
You can take a full withdrawal (i.e., surrender your Contract for its Cash Surrender Value) at any time during the Accumulation Phase by sending a signed request to our Service Center in good order. A surrender request will be in good order if it contains all the information that we need to process the transaction. All benefits under the Contract will be terminated as of the Business Day that we receive your surrender request. The Cash Surrender Value will be as of the Business Day that we process the transaction. We will pay you the Cash Surrender Value within seven calendar days thereof.

As part of your withdrawal request, you may indicate the Business Day on which you would like to take the withdrawal, including if you would like to take the withdrawal at the end of the current Crediting Period for your investments. If you indicate the Business Day on which your withdrawal should be taken, we must receive your withdrawal request in good order no later than the close of the Business Day on which you wish to take the withdrawal. If you do not indicate the Business Day on which to take the withdrawal, your withdrawal will be taken on the Business Day that we receive your request. If we receive your request in good order on a non-Business Day or after the close of a Business Day, it will be deemed to be received on the next Business Day.
REPETITIVE WITHDRAWALS (A FORM OF SYSTEMATIC PARTIAL WITHDRAWALS)
Repetitive withdrawals allow you to automatically withdraw payments of a pre-determined dollar amount or a fixed percentage of Account Value on a monthly, quarterly, semi-annual or annual basis. You may request repetitive withdrawals by completing the appropriate form and sending it to our Service Center.
Repetitive withdrawals may be used to avoid tax penalties for premature withdrawals or to satisfy minimum distribution requirements of Qualified Contracts. To avoid a premature withdrawal penalty, they must be set up as a series of substantially equal periodic payments made at least annually and based on:

•	your life expectancy; or

•	the joint life expectancy of you and your Beneficiary.
Repetitive withdrawals based on life expectancy are intended to deplete your Account Value over the life expectancy through withdrawals that are substantially equal (as outlined in IRS guidance). To begin repetitive withdrawals based on life expectancy, you must verify your age in order for us to calculate the monthly, quarterly, semi-annual or annual withdrawal amount. We calculate the amount of a repetitive withdrawal based on life expectancy by dividing the Account Value by the life expectancy of the Owner as determined by using the IRS single-life life expectancy table or for IRA required minimum distributions, the appropriate IRS table. If repetitive withdrawals are based on joint-life life expectancy, we divide the Account Value by the joint-life expectancy of the Owner and the Beneficiary by using the IRS joint-life life expectancy table or for IRA required minimum distributions, the appropriate IRS table.
Repetitive withdrawals that are based on life expectancy may allow you to avoid the early withdrawal tax penalty of 10% that you would otherwise pay for taking withdrawals prior to age 59 1⁄2. If you take additional withdrawals or otherwise modify or stop these repetitive withdrawals, there may be tax consequences and penalties. You should talk to your tax professional for more information on taking repetitive withdrawals to avoid the 10% tax penalty. If you make repetitive withdrawals that are not based on life expectancy, the same restrictions, income taxes, and tax penalties that apply to random withdrawals may also apply to repetitive withdrawals.
If you receive a repetitive withdrawal, like any other partial withdrawal, the repetitive withdrawal will cause a reduction (perhaps significant reduction) to your Strategy Base Value. Reductions to your Strategy Base Value will negatively impact your Strategy Account Value and may result in a lower amount of Index-Linked Interest being credited, if any, at the end of the Crediting Period. In addition, repetitive withdrawals may be subject to surrender charges. You should carefully consider how taking repetitive withdrawals can negatively impact your investment in the Contract. See PRINCIPAL RISKS OF INVESTING IN THE CONTRACT—EARLY WITHDRAWAL AND LIQUIDITY RISK, ADDITIONAL INFORMATION ABOUT THE INDEX-LINKED INTEREST STRATEGIES—Impact of Withdrawals from Index-Linked Interest Strategies, and FEES, CHARGES AND ADJUSTMENTS—Surrender Charge for more information.
You should consult your tax and financial advisor(s) prior to beginning, modifying, or stopping repetitive withdrawals. We do not provide tax advice and you will be responsible for any errors in calculations or tax penalties associated therewith.

FEES, CHARGES AND ADJUSTMENTS
SURRENDER CHARGE
You may take partial withdrawals or surrender your Contract (i.e., take a full withdrawal) at any time during the Accumulation Phase. A surrender charge may be imposed when you take a partial or full withdrawal during the Surrender Charge Period (the first six Contract Years). A surrender charge may be imposed when the Maturity Date is during the Surrender Charge Period. After the sixth Contract Year, there are no surrender charges under the Contract.
If a surrender charge applies to a withdrawal, the charge will be a percentage of the amount withdrawn in excess of your free withdrawal amount. See Free Withdrawal Amount below. If you take a partial withdrawal, we will deduct the surrender charge from the amount withdrawn unless you tell us to deduct the surrender charge from your remaining Account Value. If your remaining Account Value is not sufficient to pay the surrender charge, we will deduct the surrender charge from the amount withdrawn. If you take a full withdrawal, the surrender charge is calculated as part of your Cash Surrender Value.
The applicable surrender charge percentage will depend on the Contract Year during which the withdrawal is taken. The schedule below sets forth the surrender charge percentages under the Contract. The surrender charge schedule starts at 7% and declines until the seventh Contract Year when it reaches 0%.

Contract Year	1	2	3	4	5	6	7+
Surrender Charge (as a percentage of the amount withdrawn in excess of the free withdrawal amount)	7%	7%	6%	5%	4%	3%	0%
All withdrawals during the first six Contract Years are subject to surrender charges, except:

•	withdrawals during a Contract Year that, in the aggregate, do not exceed the free withdrawal amount;

•	withdrawals for required minimum distributions;

•	withdrawals while subject to eligible impairment;

•	withdrawals while subject to eligible nursing home confinement; and

•	withdrawals in the case of an eligible terminal illness.
Withdrawals under the waivers for required minimum distributions, eligible impairment, eligible nursing home confinement or eligible terminal illness are in lieu of, and not in addition to, the free withdrawal amount. Your free withdrawal amount is reduced by any withdrawal under any of these waivers. Waivers are subject to availability by state. Please refer to Appendix B for availability in your state.
Death benefits under the Contract are not subject to surrender charges.
Surrender charges are intended to compensate us for expenses incurred in connection with the promotion, sale, and distribution of the Contracts. We intend to use revenue generated from surrender charges for any legitimate corporate purpose.
CONTRACT ADJUSTMENTS
In addition to surrender charges, if, during a Crediting Period prior to the Crediting Date, you take a withdrawal (including systematic withdrawals), surrender your Contract, your Contract enters the Income Phase or we pay a death payment, the transaction will be based on your Strategy Interim Values in the Index-Linked Interest Strategies. The application of the Strategy Interim Values to such transactions could result in a loss and will not be subject to the Buffers for the Index-Linked Interest Strategies. In extreme circumstances, for any and all Index-Linked Interest Strategies, you may lose up to 100% of your Strategy Account Value in the Index-Linked Interest Strategies, including your principal and previously credited Index-Linked Interest.
If you take a withdrawal, surrender your Contract, your Contract enters the Income Phase or we pay a death payment on a Crediting Date during the first six Contract Years, the transaction will be based on your Strategy Account Value, subject to the Asset Adjustment. The application of the Asset Adjustment to such transactions could result in a loss and will not be subject to the Buffers for the Index-Linked Interest Strategies. In extreme circumstances, for any and all Index-Linked Interest Strategies, you may lose up to 100% of your Strategy Account Value in the Index-Linked Interest Strategies, including your principal and previously credited Index- Linked Interest.
We calculate your Strategy Interim Value at the close of each such Business Day by applying an Equity Adjustment and an Asset Adjustment to your Strategy Base Value. These values are intended to protect us when you make a withdrawal from your Contract. These values provide us with protection from the trading risk that we will have to incur and/or reflect changes in the Strategy Account Value of each Index-Linked Interest Strategy throughout the Crediting Period, including on the Crediting Date.

•
The Equity Adjustment, which may be positive, negative or zero, reflects changes in the value of a hypothetical portfolio of derivative instruments that are used to hedge market risks allowing us to support the Index-Linked Interest associated with each Index-Linked Interest Strategy. The value of these instruments can be affected by factors such as Index performance, volatility, and interest rates. Each Business Day, we calculate the Equity Adjustment by comparing the fair value on that day of the hypothetical portfolio of derivative instruments with the unamortized initial cost of those derivatives, less the cost of unwinding the derivative positions. On a Crediting Date, the Equity Adjustment is equal to zero.

•
The Asset Adjustment, which may be positive, negative or zero, is to account for changes in market interest rates that impact the value of a hypothetical portfolio of fixed income assets supporting your Contract. The value of these instruments can be affected by market interest rates and the time remaining to the sixth Contract Anniversary. Each Business Day, we calculate the Asset Adjustment by comparing the value of the Bloomberg US Aggregate Yield-to-Worst Index on the Effective Date with the value of the Bloomberg US Aggregate Yield-to-Worst Index at the end of that day. We do not apply an Asset Adjustment on or after the sixth Contract Anniversary.

See the Statement of Additional Information for additional details of how the Equity Adjustment, the Asset Adjustment and your Strategy Interim Values are calculated.
Partial withdrawals taken from an Index-Linked Interest Strategy may negatively impact (perhaps significantly, and by an amount greater than the value withdrawn) your Strategy Account Value for the remainder of the Crediting Period, the Death Benefit and Account Value available for annuitization. See ADDITIONAL INFORMATION ABOUT THE INDEX-LINKED INTEREST STRATEGIES—Impact of Withdrawals from Index-Linked Interest Strategies.
On any day, if you wish to obtain your Strategy Interim Value, you may contact our Home Office. Your Strategy Interim Value is calculated at the end of each Business Day, can fluctuate daily and may be more or less than the value provided at the time you contact us.
FREE WITHDRAWAL AMOUNT
During the first six Contract Years, you may take withdrawals during each Crediting Period up to your free withdrawal amount without the imposition of surrender charges. Withdrawals under the waivers for required minimum distributions, eligible impairment, eligible nursing home confinement or eligible terminal illness are in lieu of, and not in addition to, the free withdrawal amount. Your free withdrawal amount for any Contract Year is reduced by any withdrawal under any of these waivers. Any aggregate withdrawals in excess of your free withdrawal amount in any Contract Year may be subject to surrender charges. After the sixth Contract Year, no surrender charge applies under the Contract.
We determine your free withdrawal amount at the beginning of each Contract Year during the first six Contract Years. Your free withdrawal amount during the first Contract Year is 10% of your Premium payment. Your free withdrawal amount for each of the following five Contract Years is 10% of your Account Value on the immediately preceding Contract Anniversary.
Withdrawals, including free withdrawals, are based on your Account Value, and are subject to Strategy Interim Value calculations during Crediting Periods and are subject to the Asset Adjustment on Crediting Dates during the first six Contract Years, regardless of any waiver of surrender charges. See Contract Adjustments, above, for additional information.
Example of the Surrender Charge and the Free Withdrawal Amount
The following example illustrates how the surrender charge and the free withdrawal amount apply to the Contract.
Assume:

•	Your Premium payment was $100,000.

•	You did not make any withdrawals from your Contract during the first Contract Year.

•	On the first Contract Anniversary, your Account Value is $110,000, and your free withdrawal amount therefore is $11,000 (10% of $110,000).

•	During your second Contract Year, you take a partial withdrawal of $20,000 that is subject to a surrender charge of 7%.

•	Your Strategy Base Value immediately prior to the withdrawal is $110,000.

•	Your Account Value (based on Strategy Interim Values) immediately prior to the withdrawal is $95,000.

•	You instruct us to deduct the surrender charge from your remaining Account Value rather than the amount withdrawn. Therefore, your Account Value is reduced by $20,000 plus the surrender charge.
Because your free withdrawal amount is $11,000, the portion of the partial withdrawal subject to a surrender charge is the amount of the withdrawal of $20,000 that is in excess of $11,000, which is $9.000 (i.e., $20,000— $11,000 = $9,000). Additionally, because you elected to have the withdrawal charge deducted from your remaining Account Value, you also pay a surrender charge on the amount of the surrender charge. To calculate your surrender charge of 7%, we use the following formula:

surrender charge =	withdrawal charge percentage x amount of withdrawal in excess of free withdrawal / (100%-withdrawal charge percentage)
This results in a surrender charge of approximately $677 (i.e., 7% x $9.000/(100%-7%). After subtracting the partial withdrawal ($20,000) and the surrender charge ($677), your Account Value (based on your Strategy Interim Values) would be approximately $74,323. Your Strategy Base Value for the Crediting period commencing on that day would be reduced in proportion to your Strategy Interim Value. Your Strategy Interim Value was reduced by approximately 21.8% ($20,677/$95,000), so your Strategy Base Value would be reduced by approximately $23,942 (i.e., $110,000 multiplied by $20,677/$95,000), and would be approximately $86,058.

REQUIRED MINIMUM DISTRIBUTION WAIVER
If approved in your state, we may waive surrender charges on required minimum distributions from Qualified Contracts required under the Code. The amount of your required minimum distribution eligible for the waiver is determined annually based on the fair market value of the Contract on December 31st occurring immediately prior to the beginning of a calendar year, in accordance with Code, and as if the Contract is your only retirement plan or account. For this purpose, if Your Contract was issued after December 31st occurring immediately prior to the calendar year, then the fair market value of Your Contract on that date is zero and the resulting required minimum distribution eligible for waiver of surrender charges for that calendar year is also zero.
To receive a surrender charge waiver for required minimum distributions, you must request the waiver in writing to our Service Center and include your election of either a single lump-sum payment or systematic payments. If the amount of your required minimum distribution exceeds the total free withdrawal amount available under your Contract during a Contract Year, we reserve the right to defer payment of the excess amount until the next Contract Year if the next Contract Year begins before the end of the calendar year. The unused portion of the waiver in any year cannot be carried over to a subsequent calendar year. Withdrawals under the waiver for required minimum distributions are in lieu of, and not in addition to, the free withdrawal amount. Your free withdrawal amount is reduced by any withdrawal under the waiver for required minimum distributions. Withdrawals are based on your Account Value, which may be subject to Strategy Interim Value calculations, regardless of any waiver of surrender charges. See Contract Adjustments, above, for additional information.
IMPAIRMENT WAIVER
If approved in your state, after the first Contract Anniversary, upon your request in writing to our Service Center, we may waive surrender charges on withdrawals that you make while you are impaired. To receive a surrender charge waiver for impairment, your impairment must begin after the Effective Date and must have continued for at least 60 consecutive days. The 60-day requirement may begin during the first Contract Year, but no waiver will apply until after the first Contract Year and no surrender charge during the first Contract Year will be waived. You must provide written proof of impairment from your attending physician providing sufficient detail as to your impairment.
Withdrawals under the waiver for impairment are in lieu of, and not in addition to, the free withdrawal amount. Your free withdrawal amount is reduced by any withdrawal under the waiver for impairment. Withdrawals are based on your Account Value, which may be subject to Strategy Interim Value calculations, regardless of any waiver of surrender charges. See Contract Adjustments, above, for additional information.
Please see your Contract for more information regarding the impairment waiver.
NURSING HOME CONFINEMENT WAIVER
If approved in your state, after the first Contract Anniversary, upon your request in writing to our Service Center, we may waive surrender charges on withdrawals you make while you are confined in a nursing home for a period of at least 60 consecutive days if you were not confined to a nursing home prior to the Effective Date. The 60‑day requirement may begin during the first Contract Year, but no waiver will apply until after the first Contract Year and no surrender charge during the first Contract Year will be waived. You must provide written proof of your confinement in an eligible nursing home while confined or within 90 days of when you were last confined.
Withdrawals under the waiver for nursing home confinement are in lieu of, and not in addition to, the free withdrawal amount. Your free withdrawal amount is reduced by any withdrawal under the waiver for nursing home confinement. Withdrawals are based on your Account Value, which may be subject to Strategy Interim Value calculations, regardless of any waiver of surrender charges. See Contract Adjustments, above, for additional information.

Please see your Contract for more information regarding the nursing home confinement waiver.
TERMINAL ILLNESS WAIVER
If approved in your state, after the first Contract Anniversary, upon your request in writing to our Service Center, we may waive surrender charges on withdrawals that you make while you are terminally ill and not expected to live more than 12 months. To be eligible for a surrender charge waiver for a terminal illness, you must be diagnosed with a terminal illness after the Effective Date. You must provide written proof of the terminal illness, such as certification by an eligible physician who provides medical care to you regarding your terminal illness.
Withdrawals under the waiver for terminal illness are in lieu of, and not in addition to, the free withdrawal amount. Your free withdrawal amount is reduced by any withdrawal under the waiver for terminal illness. Withdrawals are based on your Account Value, which may be subject to Strategy Interim Value calculations, regardless of any waiver of surrender charges. See Contract Adjustments, above, for additional information.
Please see your Contract for more information regarding the terminal illness waiver.

ANNUITY PAYMENTS
INCOME PHASE
If your Contract enters the Income Phase, we will make annuity payments to the Payee(s) based on the annuity option that you select. Each annuity option is based on the life of at least one Annuitant. The value of the annuity payments that we make will depends in part on your Cash Surrender Value on the Maturity Date. This means that if the Maturity Date is (i) during a Crediting period, your Account Value will be based on respective Strategy Interim Values; (ii) the Maturity Date falls on a Crediting Date during the first six Contract Years, your Account Value will be based on Strategy Account Values that include the Asset Adjustment; and (iii) during the Surrender Charge Period, your payments will be based on your Account Value less surrender charges.
As of the Maturity Date, the only payments that we will make under the Contract are annuity payments (or a lump sum payment). It will not be possible to take withdrawals and the death benefit will not be payable upon death. Once your Contract enters the Income Phase, you cannot switch back to the Accumulation Phase.
The Maturity Date is fixed on the Effective Date as the Contract Anniversary on the Annuitant’s (or oldest Annuitant’s if a Joint Annuitant is named) 100th birthday. You may elect an earlier, but not a later, Maturity Date following the first Contract Anniversary by providing written notice to our Service Center. On the Maturity Date, your Contract will enter the Income Phase and annuity payments must begin unless you surrender your Contract prior to the Maturity Date. If you do not surrender your contract prior to the Maturity Date, the Income Phase will begin automatically. We will send notice to you prior to the scheduled Maturity Date and request that you verify all the information that we currently have on file.
The annuity option that you select will determine, among other things, the amount of your annuity payments and their frequency. Annuity payments will start at the end of the first payment period that begins on the Maturity Date.
You name the Annuitant(s) in your Contract application and may name the Payee(s) at any time prior to the Maturity Date. You may change a Payee or an Annuitant at any time prior to the Maturity Date by submitting a written request to our Service Center. You may elect and change the annuity option at any time prior to the Maturity Date by submitting an election form to our Service Center. The election form may be obtained through a written request, by phone, or by downloading the form from our website. After the Maturity Date, no such changes will be permitted. Changes in an Annuitant may affect the benefits available under this Contract and any riders or endorsements. We reserve the right to refuse Your request to change the Annuitant(s) if we receive the request more than 30 days after you signed it.
If you transfer the right to receive annuity payments to someone else, there may be gift and income tax consequences. If premium taxes are required by state law, these taxes will be deducted from your Account Value before the annuity payments are calculated.
ANNUITY OPTIONS
You may choose one of the annuity options listed below or any other option you want and that we agree to provide. You may choose for payments to be made on a monthly, quarterly, semi-annual or annual basis. With the exception of the Income for a Fixed Period option, each other annuity option listed below is a life annuity option. This means that the number of annuity payments a Payee receives depends, at least in part, on how long an Annuitant lives.
The available annuity options are as follows:
Income for a Fixed Period. The Payee receives annuity payments for the number of years and months chosen. If the Annuitant or Joint Annuitant dies before the end of the fixed period, the remaining annuity payments, as scheduled, will be paid to the Income Phase Death Benefit Recipient. Alternatively, the Income Phase Death Benefit Recipient may elect to receive a lump sum equal to the Commuted Value of the remaining scheduled payments.
Life Income with Guaranteed Period. The Payee receives annuity payments for the longer of the Annuitant’s life or a guaranteed period selected by you and agreed to by us. The amount of the annuity payments may be affected by the length of the guaranteed period you select. A shorter guaranteed period will result in higher annuity payments during the Annuitant’s life and fewer or no remaining guaranteed payments to the Payee. A longer guaranteed period will result in lower annuity payments. If the Annuitant dies before the guaranteed payments have been made, the remaining payments will be made to the Income Phase Death Benefit Recipient. Alternatively, the Income Phase Death Benefit Recipient may elect to receive a lump sum equal to the Commuted Value of the remaining scheduled payments.
Joint and Survivor Life Income with Guaranteed Period. The Payee receives annuity payments for the longer of the Annuitant’s life, the joint Annuitant’s life or a guaranteed period selected by you and agreed to by us. The full benefit amount will continue to be paid to the Payee until the later of the first death of either the Annuitant or joint Annuitant and the end of the guaranteed period. If only one Annuitant is alive when the guaranteed period ends, a percentage of the payment amount will continue to be paid to the Payee. You name the joint Annuitant, Payee and payment percentages at the time you elect this option. The joint Annuitant and payment percentages cannot be changed once the Income Phase begins. Choosing lower percentages to be paid after the death of either Annuitant results in higher payments while both Annuitants are living. If both Annuitants die before the guaranteed payments have been made, the remaining payments will be made to the Income Phase Death Benefit Recipient. Alternatively, the Income Phase Death Benefit Recipient may elect to receive a lump sum equal to the Commuted Value of the remaining scheduled payments.
If you do not choose an annuity option prior to the Maturity Date, if there is one Annuitant, we will make monthly annuity payments under the Life Income with Guaranteed Period annuity option, and if there is a joint Annuitant, we will make monthly annuity payments under the Joint and Survivor Life Income with Guaranteed Period annuity option. In either case the guaranteed period will be the default guaranteed period set forth in your Contract.
Not all forms of an annuity option will satisfy required minimum distribution rules for Qualified Contracts. See the section titled TAXES and consult your tax advisor for more information.
We may choose to distribute your Account Value in a lump sum if it is equal to or less than $2,000 or if monthly annuity payments would be less than $20. You may elect to have payments delivered by mail or electronically transferred to a bank account.
Proof of Age or Sex. We may require proof of age or sex before beginning annuity payments under any annuity option based on life or life expectancy. If the age or sex of any Annuitant has been misstated, annuity payments will be based on the corrected information. Underpayments will be made up in a lump sum with the next scheduled payment. We will deduct overpayments in equal amounts over any remaining guaranteed payment period or 10 years, whichever is less. We will credit interest on underpayments and will charge interest on overpayments. We may require evidence satisfactory to us that an Annuitant is living before we make any payment.

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.

Standard Benefits

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal Amount	Provides for an amount that may be withdrawn each Contract Year without incurring Surrender Charges	None
•
Only available during the accumulation period

•
Withdrawals of Free Withdrawal Amount may be based on Strategy Interim Values and subject to taxes and tax penalties

•
All Withdrawals, including under the waivers for required minimum distributions, eligible impairment, eligible nursing home confinement or eligible terminal illness count against Free Withdrawal Amount

•
Unused Free Withdrawal Amount not available in future Contract Years

Death Benefit	Upon death, provides for death benefit payment equal to greater of Account Value or Premium payment (reduced proportionately for withdrawals)	None
•
Only available during the accumulation period

•
Contract Value component may reflect Contract Adjustments

•
Premium payment component subject to proportional reductions for prior withdrawals by the percentage reduction in the Strategy Account Values and the Fixed Interest Strategy Value for each partial withdrawal

•
Death benefit is Account Value following a transfer of ownership except under limited circumstances

Required Minimum Distribution Waiver of Surrender Charges	Provides for waiver of Surrender Charges on required minimum distributions from Qualified Contracts required under the Code	None
•
Must request the waiver in writing

•
Withdrawals may be subject to Contract Adjustments and taxes

•
In lieu of, and is not in addition to, Free Withdrawal Amount

•
If required minimum distribution exceeds the total free withdrawal amount available, we reserve the right to defer payment of the excess amount until the next Contract Year if the next Contract Year begins before the end of the calendar year

•
Unused portion of the waiver in any year cannot be carried over to a subsequent calendar year

Impairment Waiver of Surrender Charges	Provides for waiver of Surrender Charges on withdrawals while you are impaired	None
•
Must request the waiver in writing including written proof of impairment

•
Impairment must begin after the Effective Date and continued for at least 60 consecutive days

•
No waiver will apply until after the first Contract Year

•
Withdrawals may be subject to Contract Adjustments, taxes and tax penalties

•
In lieu of, and is not in addition to, Free Withdrawal Amount

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Nursing Home Confinement Waiver of Surrender Charges	Provides for waiver of Surrender Charges on withdrawals while you are confined in a nursing home	None
•
Must provide written proof of your confinement in an eligible nursing home while confined or within 90 days of when you were last confined

•
Confinement must begin after the Effective Date and continue for at least 60 consecutive days

•
No waiver will apply until after the first Contract Year

•
Withdrawals may be subject to Contract Adjustments, taxes and tax penalties

•
In lieu of, and is not in addition to, Free Withdrawal Amount

Terminal Illness Waiver of Surrender Charges	Provides for waiver of Surrender Charges on withdrawals when you are diagnosed with a terminal illness (not expected to live more than 12 months)	None
•
Must provide written proof of the terminal illness

•
Must be diagnosed after the Effective Date

•
Withdrawals may be subject to Contract Adjustments, taxes and tax penalties

•
In lieu of, and is not in addition to, Free Withdrawal Amount

DEATH BENEFIT
If you die during the Accumulation Phase, the Contract provides for a death benefit equal to the greater of:

(a)	Your Account Value; or

(b)
Your Premium payment reduced proportionately by the percentage reduction in the Strategy Account Values and the Fixed Interest Strategy Value for each partial withdrawal, including the impact of any surrender charge deduction.

If the Death Benefit is paid during a Crediting period, your Account Value will be based on respective Strategy Interim Values. If the Death Benefit is paid on a Crediting Date during the first six Contract Years, your Account Value will be based on Strategy Account Values that include the Asset Adjustment.
If we permit you to transfer ownership of the Contract or assign the Contract, the death benefit will equal your Account Value, unless the new owner or assignee is required under applicable law to hold the Contract and the proceeds of any benefits under the Contract for the benefit of the original Owner or you have assigned the Contract solely for the purpose of effectuating a replacement of the Contract that qualifies as an exchange under Section 1035 of the Code.
The death benefit will terminate on the Maturity Date and will not be payable once the Income Phase begins under any circumstances. This means the death benefit will terminate without value when the Contract is annuitized.
Death of Annuitant. If the Annuitant is not an Owner and the Annuitant dies before the Maturity Date, no Death Benefit will be paid if an Annuitant or Joint Annuitant dies before the Maturity Date unless the Owner is a
Non-Natural Person, in which case the death of an Annuitant will be treated as the death of an Owner.
If the Annuitant is not an Owner and the Annuitant dies before the Maturity Date, you must notify us within
90 days and designate a new Annuitant. If no designation is made within 90 days after the Annuitant’s death, the Owner (or oldest joint Owner) named in the application will become the Annuitant.
DUE PROOF OF DEATH
The amount of the death benefit is subject to fluctuation until we receive due proof of death. Most importantly, if the Contract is invested in at least one Index-Linked Interest Strategy at the time that a death benefit becomes payable, the amount of the death benefit may decrease in value until we receive due proof of death. Thus, eligible recipients of the death benefit should notify us of an Owner’s death and provide us due proof of death as promptly as possible to limit the risk of a decline in the death benefit.
We will determine the amount of the death benefit on the Business Day that we receive at our Home Office due proof of death, which includes the following information:

•	Proof of death acceptable to us, such as a certified copy of a death certificate;

•	Written payment directions from at least one eligible recipient of the death benefit; and

•	Any other documents, forms or information we may require.
The amount of the death benefit will include any interest required by state law. When we process the claim, all funds that are not paid out immediately will be transferred to the Fixed Interest Strategy, including, in the case of multiple Beneficiaries, the proportionate interest of each Beneficiary from whom we do not have payment instructions.

RECIPIENT OF DEATH BENEFIT
Upon the death of a natural Owner during the Accumulation Phase, the death benefit is payable to the following:

•	Surviving Owner; or if none, then

•	Surviving primary Beneficiaries; or if none, then

•	Surviving contingent Beneficiaries; or if none, then

•	Estate of the last Owner to die.
For a Contract owned by a non-natural Owner, upon the death of the Annuitant during the Accumulation Phase, the death benefit is payable to the following:

•	Surviving primary Beneficiaries; or if none, then

•	Surviving contingent Beneficiaries; or if none, then

•	The non-natural Owner.
If a person entitled to receive the death benefit dies before the death benefit is distributed, we will pay the death benefit to that person’s named beneficiary or, if none, to that person’s estate.
PAYMENT OPTIONS
The recipient of the death benefit may elect to have the death benefit paid as:

(a)	A lump sum payment or series of withdrawals that are completed within five years from the date of death; or

(b)	Payments made over the Beneficiary’s life or life expectancy; or

(c)
Annuity Payments made over a person’s life or life expectancy. The life expectancy election must be made within 60 days from our receipt of proof of death. Annuity Payments must begin within one year from the date of death. Once Annuity Payments begin, they cannot be changed.

Life and life expectancy payouts of death benefits may not satisfy required minimum distribution rules under Qualified Contracts. See the section titled TAXES and consult your tax advisor for more information. If the death benefit is payable to the Owner’s estate, we will make a lump sum payment. Different death benefit elections may be available to certain Beneficiaries.
SPOUSAL CONTINUATION
In limited circumstances, when the Owner dies, if the spouse of the deceased Owner is entitled to receive a death benefit, the spouse may have the option to continue the Contract instead. Under federal tax law, the spouse’s option to continue the Contract is contingent upon whether the deceased Owner and the spouse were legally married under applicable state law. See the section titled TAXES for more information.
The spouse may either elect to receive the amount of the death benefit or continue the Contract. If the spouse chooses to continue the Contract, the Account Value will not be adjusted even if the Death Benefit as calculated above would exceed the Account Value.
Upon the death of a spouse who becomes the owner of the Contract as a result of spousal continuation, the death benefit will be equal to the greater of:

(a)	the Account Value; or

(b)
Your Premium payment reduced proportionately by the percentage reduction in the Strategy Account Values and the Fixed Interest Strategy Value for each partial withdrawal, including the impact of any surrender charge deduction.

Only one spousal continuation is permitted per Contract.
DEATH DURING THE INCOME PHASE
If an Owner dies during the Income Phase, then any amounts paid after the Owner’s death will depend on which annuity option was selected. If an Owner dies while annuity payments are being paid, we will pay the remaining annuity payments, if any, in accordance with that option. If the Annuitant is not an Owner and dies after the Annuity Date, then we will continue paying any remaining annuity payments due under the annuity option in effect to the Income Phase Death Benefit Recipient designated by the Owner. The remaining annuity payments will be distributed at least as rapidly as under the annuity option then in effect. See the section titled ANNUITY PAYMENTS for more information.

TAXES
This section discusses how the federal income tax applies to annuities in general. This information is not complete and is not intended as tax advice. Tax laws and their interpretations are complex and subject to change. We cannot predict the probability that any changes in the interpretation of the laws, or the laws themselves, will occur. No attempt is made to discuss state or other tax laws. F&G does not guarantee the tax treatment of any Contract or any transaction involving a Contract. You bear the complete risk that the Contract may not be treated as an “annuity contract” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. You should consult a competent tax advisor about the possibilities of tax law changes and your individual circumstances.
ANNUITY CONTRACTS IN GENERAL
Different tax rules apply to Premium payments made to annuity contracts and distributions from annuity contracts depending on how you take money out and whether the annuity contract is a Non-Qualified Contract or a Qualified Contract.
NON-QUALIFIED CONTRACTS
Individuals may purchase Non-Qualified Contracts without any Premium payment limits imposed under the Code. The Premium payments are normally not deductible but taxes on the increases in the value of the Contract are generally deferred until an actual or deemed distribution occurs, such as a distribution in the form of a lump sum payment, a partial withdrawal, or as annuity payments under the option elected.
Your cost basis in the Contract equals the total amount of the after-tax Premium payment remaining in the Contract. Under the Code, you generally are taxable on the “income on the contract” at the time it is received. The “income on the Contract” generally means the excess of the Account Value over the “investment in the Contract.” The investment in the Contract, in turn, equals the aggregate amount of premiums paid less the non-taxable portion of amounts previously distributed from the Contract. Amounts distributed from a Contract are treated first as a taxable distribution of the income on the Contract, to the extent thereof, and second as a non-taxable distribution of the investment in the Contract. In the case of a full surrender of the Contract, the distribution is taxable income to the extent the amount received exceeds the investment in the Contract.
Distributions of income on the contract are includable in gross income and taxed at ordinary income rates. See also the discussion under Medicare Tax below. In certain situations, an ordinary loss deduction may be available upon the full surrender of a contract if the proceeds of the surrender are less than the investment in the Contract. However, the deduction will be a nondeductible miscellaneous itemized deduction. You should consult your tax advisor about any loss resulting from the surrender of a non-qualified annuity contract.
Contracts not owned for the benefit of natural persons, e.g., contracts owned by a corporation or certain other entities, are generally not treated as annuities for federal income tax purposes and any earnings are taxed as ordinary income in the current year. Exceptions may apply. For example, contracts held by a trust which holds the annuity contract as an agent for a natural person are treated as annuity contracts. Purchasers who are not natural persons should consult their own tax counsel or other tax advisor before purchasing the Contract.
In addition to ordinary income tax, Section 72(q) of the Code imposes a ten percent (10%) penalty on the income portion of any premature withdrawals from a non-qualified annuity contract. The penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1⁄2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) as a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; or

(e) which are allocable to Premium payments made prior to August 14, 1982. With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed but for the exception, plus interest for the tax years in which the exception was used. There may be other exceptions to the 10% tax penalty and additional conditions to the 10% penalty exceptions described above. Before you make a withdrawal from a Non-Qualified Contract, you should consult your tax advisor to determine the tax treatment of the withdrawal and whether the 10% penalty tax will apply.
DISTRIBUTIONS AT DEATH
In order to be treated as an annuity contract for tax purposes, a Non-Qualified Contract must comply with Code Section 72(s), which provides that:

1.
If an owner dies before annuity payments begin, the entire interest in the contract must be distributed within five years after the date of the owner’s death. If payable to a designated beneficiary, the distributions may be paid over the life or life expectancy of that designated beneficiary, so long as the payouts begin within one year of the Owner’s death. If the sole designated beneficiary is the spouse of the owner, the contract may be continued in the name of the spouse as owner; or

2.
If the owner dies on or after annuity payments begin, the remainder of any interest in the contract must be distributed at least as rapidly as provided for in the method in effect on the date of death.

If the owner is not a natural person, then for purposes of these distribution rules, the annuitant is considered the owner. In addition, when the owner is not a natural person, a change in the annuitant is treated as the death of the Owner.
QUALIFIED CONTRACTS
The Contract may be purchased as a Qualified Contract. At this time, the only types of Qualified Contracts available for purchase are a traditional IRA and a Roth IRA. You do not have to purchase an annuity contract to qualify for the tax deferral offered by these Qualified Contracts. There may be other investment vehicles that can be purchased for your retirement plan. However, an annuity contract has features and benefits other than tax deferral that may make it an appropriate investment for your retirement plan. Numerous special tax rules apply to the participants in qualified plans and to annuity contracts used in connection with qualified plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with qualified plans. Other than those qualified contract types listed above, we do not offer contracts purchased as part of your employer’s retirement plan. You should consult your tax advisor regarding these features and benefits before you buy a Qualified Contract.
Qualified contracts are subject to special rules and limits on Premium payments and distributions that vary according to the type of IRA. You may be able to make a Rollover Contribution from other qualified plans and qualified contracts to this Qualified Contract. Ineligible or excess contributions to Qualified Contracts can result in substantial penalties. Tax penalties of 10% or more may apply to certain distributions; for example if you are under age 59 1⁄2 and an exception to the penalty does not apply.
Traditional IRAs. Contributions to a traditional IRA are subject to an annual contribution limit discussed below, except in the case of a Rollover Contribution. Such contributions may be deductible in whole or in part. A traditional IRA is subject to limitations on eligibility, contributions, transferability and distributions. Under certain conditions, distributions from other IRAs and other retirement plans may be rolled over or transferred on a tax deferred basis into an IRA in the form of Rollover Contribution. Purchasers of IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs. Under applicable limitations, individuals may also contribute nondeductible contributions to Roth IRAs. These Roth IRAs are also subject to limitations on eligibility, contributions, transferability and distributions. “Qualified distributions” from Roth IRAs are excluded from gross income. “Qualified distributions” are distributions which (a) are made more than five years after the taxable year of the first contribution to a Roth IRA, and (b) meet any of the following conditions: (1) the annuity owner has reached age 59 1⁄2; (2) the distribution is paid to a beneficiary after the owner’s death; (3) the annuity owner is disabled; or
(4) the distribution will be used for first time home purchase. (Qualified distributions for first time home purchases may not exceed $10,000.) Non-qualified distributions are includable in taxable gross income only to the extent that they exceed the contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to the 10% penalty tax.
You may convert a traditional IRA to a Roth IRA. You will be required to include the taxable portion of the conversion in your gross income, but you will not be required to pay the 10% penalty tax. However, a 10% penalty tax may apply to a conversion from an IRA if distributions occur during the five taxable years beginning with the year in which the conversion was made. You should consult a tax advisor before converting an IRA to a Roth IRA.
IRAs in General. If your Contract is issued as an IRA or Roth IRA, then we will issue the Contract with language intended to qualify the Contract for tax purposes as an IRA or Roth IRA. We will also provide the necessary administrative procedures to administer the IRAs and Roth IRAs in accordance with IRS requirements governing the sponsors of IRAs and Roth IRAs subject to the accuracy and completeness of the information you provide us.
The Contract is also available for purchase as an investment by an IRA or Roth IRA custodial or trust account. In that case, we will issue a Non-Qualified Contract to the custodian or trustee for the benefit of the underlying IRA owner, as the tax qualification requirements will appear in the account and the custodian or trustee is responsible for administering the account in accordance with IRS requirements. However, the rights of any person to benefits may be subject to the terms and conditions of the IRA or Roth IRA account, regardless of the terms and conditions of the Contract. In addition, we will not be bound by the terms and conditions of the account to the extent such terms and conditions contradict the Contract, unless we consent.
Limits on Annual Contributions. Under federal tax law, traditional IRAs and Roth IRAs both limit the amount of annual contributions an individual can contribute to his or her traditional IRA or Roth IRA. The IRA and Roth IRA annual contribution limit for 2026 is the smaller of your taxable compensation or $7,500. This amount is lower than the minimum Premium payment of $25,000 that we accept. Therefore, you may only contribute an initial Premium payment that includes Rollover Contributions from other eligible retirement plans that, together with any annual contribution made at the time of Contract issuance, is at least sufficient to meet our minimum Premium payment. Rollover Contributions generally will not be subject to annual contribution limits.
Traditional or Roth IRA owners age 50 or older may be able to make additional “catch-up” contributions each year. For 2026, the catch up amount is $1,100 ($8,600 in total). A rollover from or conversion of a traditional IRA to a Roth IRA is generally subject to tax.
Required Minimum Distributions. Generally, Qualified Contracts (except for Roth IRAs) must make required minimum distributions. For traditional IRAs, you must begin receiving required minimum distributions by April 1 of the year following the year in which you reach the applicable age. For individuals who reached age 70 1⁄2 before January 1, 2020, the applicable age is 70 1⁄2. For individuals who reach age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after December 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75 (the required beginning date). There is a 25% penalty tax on the shortfall if you fail to take required minimum distributions, which may be reduced to 10% if corrected within a two-year correction period.

The required minimum distribution rules require that the entire interest in the Contract generally must be distributed not later than the required beginning date or distributed, beginning not later than the required beginning date, over the life or life expectancy of the owner, or the joint lives or joint life expectancy of the owner and his or her designated beneficiary. These requirements do not apply to a Roth IRA during the owner’s life. Required minimum distributions from all IRAs you own may be taken in the form of withdrawals from
(1) the IRA Account Value prior to the Contract’s Annuity Date, or (2) from one or more of the other IRAs that you own, to the extent permitted under federal tax law.
Generally, if the owner of a traditional IRA or Roth IRA dies the entire interest of the owner must be distributed by December 31st of the year that is the tenth anniversary of the owner’s death or in the case of an “eligible designated beneficiary,” over the life or life expectancy of the eligible designated beneficiary if such distributions begin no later than December 31st of the year after the date of the owner’s death. An “eligible designated beneficiary” includes spouses, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased owner, and children who have not reached the age of majority (but only until they reach the age of majority). If your spouse is your beneficiary and your contract permits, your spouse may delay the start of required minimum distributions until December 31st of the year in which you would have reached your applicable age. The spouse beneficiary of an IRA may elect to roll over the death proceeds into his or her own traditional IRA (or a Roth IRA and pay tax on the taxable portion of the death proceeds) and treat the traditional IRA (or Roth IRA) as his or her own. Non-spouse beneficiaries may also be able to roll over death proceeds to an inherited IRA. If you die after required minimum distributions have begun, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code. Roth IRAs are not subject to the required minimum distributions rule while the owner is alive. Distributions from a Roth IRA may be deferred until the death of the owner.
Tax Treatment of Withdrawals. To the extent Premium payments have a zero cost basis (were made with pre-tax dollars), withdrawals will be taxed as ordinary income. In addition to ordinary income tax, Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of certain distributions from Qualified Contracts. To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another eligible plan; no tax penalty will be imposed. The following is a list of some of the distributions to which the tax penalty will not apply: (a) distributions made on or after the date on which the owner reaches ages 59 1⁄2; (b) distributions following the death or disability of the owner as defined by the Code; (c) distributions made after separation from service after attainment of age 55; (d) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of such owner and his or her beneficiary; (e) distributions made to the owner to the extent such distributions do not exceed the amount allowable as a deduction under Section 213 of the Code to the owner for amounts paid during the taxable year for medical care; (f) distributions made to pay health insurance premiums for an unemployed owner; (g) distributions made to pay qualified higher education expenses; (h) distributions made to an owner for first time home purchases; (i) distributions due to an IRS levy; (j) “qualified reservist distributions,” as defined by the Code; (k) distributions to qualified public safety employees from a governmental defined benefit plan after attaining age 50 and separating from service; (l) distributions up to $5,000 in connection with the birth or adoption of a child; and (m) distributions to terminally ill individuals. The exception stated in (c) above does not apply to an IRA and Roth IRA. There may be other exceptions to the 10% tax penalty and additional conditions to the 10% penalty exceptions described above. Before you make a withdrawal, you should consult your tax advisor to determine the tax treatment of the withdrawal and whether the 10% penalty tax will apply.
TAXATION OF ANNUITY PAYMENTS
Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment (or “amount received as an annuity”) is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined using an exclusion ratio in a manner that is designed to allow you to recover your after-tax investment in the contract. The exclusion amount for annuity payments based on a fixed annuity is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain) bears to the expected return under the contract. For Qualified Contracts, the after-tax investment may be zero. The exclusion ratio is determined when annuity payments start. It is applied to each annuity payment over the expected stream of annuity payments, so that each annuity payment is taxable in part and tax free in part. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. If the annuity payments stop as a result of the Annuitant’s death before full recovery of the investment in the Contract, you should consult a competent tax advisor to determine whether the unrecovered investment in the Contract is deductible. Owners, Payees and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.
As mentioned above, distributions prior to age 59 1⁄2 are subject to a 10% penalty tax, subject to certain exceptions. One exception is for distributions that are part of a series of substantially equal periodic payments (made not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary. Another is the exception for annuity payments made pursuant to a partial or complete annuitization of your Non-Qualified Contract. Whether annuity payments made prior to age 59 1⁄2 satisfy either of these exceptions will depend on the manner in which such payments are made under the facts and circumstances of each case.
DEATH BENEFITS
Any death benefits paid under the Contract are generally taxable to the Beneficiary. The rules governing taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.
EFFECT OF CIVIL UNIONS AND DOMESTIC PARTNERSHIPS
For non-qualified and qualified annuities, there may be certain distribution options or elections available under federal tax law to beneficiaries who are “spouses” as defined under federal tax law. For federal tax law purposes, a “spouse” is a person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. Accordingly, these same options are not available to surviving beneficiaries who are “civil union partners,” “domestic partners” or other similar relationships as recognized under the laws of certain states. The administration of spousal rights and the related tax reporting for the Contract will be done in a manner consistent with federal tax law requirements. The rights and benefits of civil union, domestic partnerships and other similar relationships under federal law are complex. Therefore, you should contact your legal advisor to discuss the availability of options and elections available to your surviving partner.
EXCHANGES
From time to time we may offer programs under which certain annuity contracts previously issued by us may be exchanged for the Contracts offered by this prospectus. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax advisor. Generally you can exchange one Non-Qualified Contract for another in a tax free exchange under Section 1035 of the Code. In addition, if your Contract is a Qualified Contract, then it will generally qualify as a tax free rollover or transfer. However, if the transaction takes the form of a 60-day rollover, only one such rollover is permitted during any one-year period.
You can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. The limit will apply by aggregating all of your IRAs, including Roth IRAs, effectively treating them as one IRA for purposes of the limit. Trustee-to-trustee transfers between IRAs and rollovers from traditional to Roth IRAs are not limited.

If you exchange part of an existing contract for this Contract, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a taxable withdrawal from the existing contract and then purchased this Contract. Subject to certain exceptions, some or all of the amount exchanged into this Contract could be includable in your income and subject to the 10% tax described in the “Non-Qualified Contracts” section of this prospectus.
If you are considering a partial exchange of an annuity contract, you should consider the conditions described by Revenue Procedure 2011-38. Under Rev. Proc. 2011-38: (1) the period of time after which cash can be withdrawn from either contract is 180 days beginning on the date of the transfer and (2) annuity payments that satisfy the newly enacted partial annuitization rule under Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract.
In a private letter ruling, the IRS allowed the beneficiary of a series of several fixed and variable qualified inherited annuities to complete an exchange under Section 1035 of the Code of those contracts into a new variable annuity so long as the technical requirements for the exchange under Section 1035 of the Code were honored, and the beneficiary committed to taking post-death distributions from the new annuity at least as rapidly as were occurring under the old contract. While a private letter ruling gives an insight into the IRS’ view, legally it only applies to the taxpayer who requested the ruling. A beneficiary contemplating an exchange under
Section 1035 of the Code of an inherited annuity contract should consult with their tax advisor.
Before making an exchange, you should compare both contracts carefully. You may have to pay a surrender charge on your existing annuity contract; other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity contract for this one unless you determine that, after knowing all the facts, the exchange is in your best interest. Also, you should consult your tax advisor in connection with an exchange involving the Contract, especially if you anticipate making a withdrawal from either contract.
A transfer or assignment of ownership of a contract, the designation of an annuitant, the selection of certain annuity dates, or the exchange of a contract may result in certain tax consequences to you that are not discussed here. An owner contemplating any such transfer, assignment or exchange should consult with their tax advisor.
MULTIPLE CONTRACTS
All deferred non-qualified annuity contracts that are issued by F&G (or any affiliate) to the same owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount. As a result, withdrawals from any such contracts will be taxed based upon the income in all of the contracts aggregated in the same calendar year. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. For purposes of the aggregation rule, contracts received in a 1035 exchange will be considered issued in the year of the exchange. Also, all traditional IRAs you own will be treated as one IRA for tax purposes. You should consult a tax advisor prior to purchasing more than one annuity contract in any calendar year or owning more than one IRA.
TAX WITHHOLDING
Generally, federal income tax is withheld from the taxable portion of non-periodic payments at a rate of
10%. Withholding on periodic payments as defined by the Code is at the same rate as wages. Typically, you may elect not to have income taxes withheld or to have withholding done at a different rate. Special withholding rules apply to United States citizens residing outside the United States and to nonresident aliens.
FEDERAL ESTATE TAXES
While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
AMERICAN TAXPAYER RELIEF ACT OF 2012/TAX CUTS AND JOBS ACT
The American Taxpayer Relief Act: (1) permanently provides for a maximum federal estate tax rate, gift tax rate and generation skipping transfer tax rate of 40% with an inflation-adjusted $5 million lifetime unified estate and gift tax exclusion and a $5 million generation skipping transfer exclusion; (2) makes permanent “portability” between spouses which allows the estate of a decedent who is survived by a spouse to permit the surviving spouse to use the decedent’s unused $5 million lifetime exclusion; and (3) extends a number of generation skipping transfer provisions. The Tax Cuts and Jobs Act temporarily doubles the exemption amount, indexed for inflation, for estate, gift and generation-skipping taxes from the $5 million base, set in 2011, to the new $10 million base, effective for tax years 2018 through 2025.
MEDICARE TAX
Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the 3.8% Medicare tax on investment income. Thus, in certain circumstances, this tax will be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes that may be imposed by your country of citizenship or residence. You should consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to purchasing the Contract.
FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain Indexes to foreign jurisdictions to the extent permitted under federal tax law.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

OTHER INFORMATION
GENERAL ACCOUNT
The General Account is made up of all of F&G’s assets, including the Separate Account. It does not include any insulated separate accounts established by the Company. F&G exercises sole discretion over the investment of General Account assets, and bears the associated investment risks. You will not share in the investment experience of General Account assets. The General Account invests its assets in accordance with state insurance law. All of the assets of the General Account are chargeable with the claims of any of our contract owners as well as our creditors and are subject to the liabilities arising from any of our other business.
UNREGISTERED SEPARATE ACCOUNT
We place certain assets supporting the Index-Linked Index Strategies and the Fixed Interest Strategy in the Separate Account. We have exclusive and absolute ownership and control of the assets of the Separate Account. You do not share in the investment performance of assets allocated to the Separate Account. The Separate Account is not registered under the Investment Company Act of 1940, as amended. It is non-unitized, non‑insulated and was established under the laws of Iowa solely for the purpose of supporting our obligations under the Contract. Like the assets held in our General Account, all of the assets of the Separate Account are chargeable with the claims of any of our contract owners as well as our creditors and are subject to the liabilities arising from any of our other business.
CHANGES TO THE SEPARATE ACCOUNT
Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account. We will not make any such changes without receiving any necessary approval of any applicable state insurance department. We will notify you of any changes in writing. These changes include, among others, the right to:

•	Manage the Separate Account under the direction of a committee at any time;

•	Make any changes required by applicable law or regulation; and

•	Modify the provisions of the Contract to reflect changes to the Index-Linked Interest Strategies and the Separate Account and to comply with applicable law.
Some, but not all, of these future changes may be the result of changes in applicable laws or interpretations of law. We reserve the right to make other structural and operational changes affecting the Separate Account.
SUSPENSION OF PAYMENTS OR TRANSFERS
We may suspend or delay the payment of death benefits and withdrawals, the calculation of annuity payments, and transfers when we cannot calculate a Strategy Account Value under any of the following circumstances:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	the closing value of an Index is not published;

•	trading on the New York Stock Exchange is restricted;

•	the calculation of the Strategy Interim Value is not reasonably practical due to an emergency; or

•	during any other period when a regulator, by order, so permits.
If a value for an Index cannot be obtained on any day due to any of these circumstances, we will use the value of the Index as of the next Business Day that the value is available. If the beginning day of a Crediting Period falls on a Business Day for which we cannot obtain a value for an Index, the beginning day of the Crediting Period will not change.

DISTRIBUTION
The Contracts are distributed by F&G Securities. F&G Securities is a wholly-owned subsidiary of F&G and is located at 801 Grand Ave., Suite 2600, Des Moines, Iowa 50309. It is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). No amounts are retained by F&G Securities for acting as principal underwriter for the Separate Account, but its expenses are covered by F&G. F&G Securities will use its best efforts to perform its distribution services, but is not required to sell any number or dollar amount of Contracts. We may stop offering the Contracts at any time.
The Contracts are sold by broker-dealers who have a current sales agreement with F&G Securities and F&G, through individuals who, in addition to being licensed to sell annuity contracts under state insurance laws, are also registered representatives of the broker-dealers.
We generally pay the broker-dealers who sell our Contracts on a commission basis. The amount and timing of commissions paid to selling broker-dealers may vary depending on the selling agreements and the Contract sold but will not be more than 7% of the Premium payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7%.
Broker-dealers typically share a portion of the commissions they receive with their registered representatives who solicited sales of the Contracts, depending on the agreement between the broker-dealer and the registered representative. If you would like information about what your registered representative and his or her broker-dealer received in connection with your Contract, please ask your registered representative.
We also pay allowances, bonuses and other incentives to some broker-dealers and/or other distributors of the Contracts. A bonus dependent upon persistency is one type of bonus that we may pay. These additional incentives or payments are calculated in different ways and are not offered to all broker-dealer firms. Other payments can be for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. We also provide non-cash compensation to broker-dealers and their registered representatives, including providing (or covering costs associated with) conferences, seminars and other marketing events and expenses, and items of small value, such as promotional gifts, meals or tickets to sporting or entertainment events. The non-cash compensation programs are subject to, and designed to comply with, applicable laws, including FINRA regulations.
The compensation paid to your broker-dealer and registered representative (including any allowances, bonuses, non-cash compensation and other incentive payments) could create an incentive for your registered representative, and the broker-dealer with which they are associated, to recommend the Contract because they will receive more compensation for the Contract than for other investments they could recommend.
Certain of F&G Securities’ registered persons who act as wholesalers will provide sales support and training for registered representatives who sell the Contracts through broker-dealers with sales agreements. F&G Securities’ wholesalers may receive bonus compensation based on sales of the Contracts made by broker-dealers with whom such wholesalers work. F&G and F&G Securities also contract with firms to act as wholesalers for us and assist us in marketing our Contracts to broker-dealers and their registered representatives. Some wholesalers are also called “independent marketing organizations” and provide training, marketing and other sales-related functions for us. Some wholesalers also provide administrative services to us in connection with the Contracts. Wholesalers are typically paid commissions and overrides on Contract sales.
AMENDMENTS TO THE CONTRACT
We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

ACCOUNT STATEMENTS
At least once each calendar year during the Accumulation Phase, we will send you an annual statement that will show your Account Value, any transactions made to your Contract during the year, any surrender charge deductions, the amount of the death benefit, and any Index-Linked Interest credited to your Index-Linked Interest Strategies. Each statement will show information as of a date not more than four months prior to the mailing date. On request, we will send you a current statement with the information described above.
CERTAIN TRANSACTIONS
Certain transactions may be permitted by telephone and electronically on the Internet and may require that we have properly signed authorization for your Contract on record. In addition, you may authorize someone else to make transactions by telephone, and if available on the Internet, on your behalf. F&G will not be liable for any failure to question or challenge such requests as long as there is a valid signed authorization on record at F&G. Transactions submitted by Internet will require certain identification information, such as a password or personal identification information.
Although we use reasonable procedures, including recording all telephone instructions and requiring certain personal identification information to prevent unauthorized account access, we cannot assure you that telephone or Internet activity will be completely secure or free of delays or malfunctions. If you choose to make transactions by telephone or Internet, you must be willing to assume the risk of loss that may occur despite our reasonable efforts to verify identity. We are not responsible for the negligence or wrongful acts of third parties.
FINANCIAL STATEMENTS
The financial statements of Fidelity & Guaranty Life Insurance Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, are included in the Statement of Additional Information and have been audited by Ernst & Young LLP, independent auditors. They should be considered only as they relate to our ability to meet our obligations under the Contract. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.
LEGAL PROCEEDINGS
We are regularly a party to litigation, arbitration proceedings and governmental examinations in the ordinary course of our business. While we cannot predict the outcome of any pending or future litigation or examination, we do not believe that any pending matter, individually or in the aggregate, will have a material adverse effect on our business.

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
Index-Linked Interest Strategies
The following is a list of Index-Linked Interest Strategies currently available under the Contract. We may change the features of the Index-Linked Interest Strategies listed below (including the Index and the current limits on Index gains), offer new Index-Linked Interest Strategies and terminate existing Index-Linked Interest Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://success.fglife.com/rila/rates.
Note: If amounts are removed from an Index-Linked Interest Strategy before the end of its Crediting Period or, prior to the sixth Contract Anniversary, on a Crediting Date, we will apply a Contract Adjustment. This may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Crediting Period.
See ADDITIONAL INFORMATION ABOUT THE INDEX-LINKED INTEREST STRATEGIES of the prospectus for a description of the Index-Linked Interest Strategies’ features. See FEES, CHARGES AND ADJUSTMENTS of the prospectus for more information about Contract Adjustments.

Index	Type of Index	Crediting Period	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (for the life of the Index‑Linked Interest Strategy)

S&P 500® Index[1]	Large-cap U.S. companies	1 Year	Point‑to‑Point	10% Buffer	2.00% Cap Rate

S&P 500® Index[1]	Large-cap U.S. companies	1 Year	Point-to-Point	20% Buffer	2.00% Cap Rate

S&P 500® Index[1]	Large-cap U.S. companies	1 Year	Point-to-Point	10% Buffer	0.50% Performance Trigger Rate

S&P 500® Index[1]	Large-cap U.S. companies	3 Year	Point-to-Point	10% Buffer	6.00% Cap Rate

S&P 500® Index[1]	Large-cap U.S. companies	3 Year	Point-to-Point	20% Buffer	6.00% Cap Rate

S&P 500® Index[1]	Large-cap U.S. companies	6 Year	Point-to-Point	10% Buffer	12.00% Cap Rate

S&P 500® Index[1]	Large-cap U.S. companies	6 Year	Point-to-Point	20% Buffer	12.00% Cap Rate

S&P 500® Index[1]	Large-cap U.S. companies	6 Year	Annual Lock	10% Buffer	2.00% Cap Rate

Russell 2000® Index[1]	Small-cap U.S. companies	1 Year	Point-to-Point	10% Buffer	2.00% Cap Rate

Russell 2000® Index[1]	Small-cap U.S. companies	1 Year	Point-to-Point	20% Buffer	2.00% Cap Rate

Russell 2000® Index[1]	Small-cap U.S. companies	1 Year	Point-to-Point	10% Buffer	0.50% Performance Trigger Rate

Russell 2000® Index[1]	Small-cap U.S. companies	3 Year	Point-to-Point	10% Buffer	6.00% Cap Rate

Russell 2000® Index[1]	Small-cap U.S. companies	3 Year	Point-to-Point	20% Buffer	6.00% Cap Rate

Russell 2000® Index[1]	Small-cap U.S. companies	6 Year	Point-to-Point	10% Buffer	12.00% Cap Rate

Russell 2000® Index[1]	Small-cap U.S. companies	6 Year	Point-to-Point	20% Buffer	12.00% Cap Rate

Russell 2000® Index[1]	Small-cap U.S. companies	6 Year	Annual Lock	10% Buffer	2.00% Cap Rate

Nasdaq-100 Index®[1]	Largest U.S. and non-U.S. companies listed on the Nasdaq Stock Market except financial companies	1 Year	Point-to-Point	10% Buffer	2.00% Cap Rate

Nasdaq-100 Index®[1]	Largest U.S. and non-U.S. companies listed on the Nasdaq Stock Market except financial companies	1 Year	Point-to-Point	10% Buffer	0.50% Performance Trigger Rate

MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	1 Year	Point-to-Point	10% Buffer	2.00% Cap Rate

MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	1 Year	Point-to-Point	20% Buffer	2.00% Cap Rate

Index	Type of Index	Crediting Period	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (for the life of the Index‑Linked Interest Strategy)

MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	1 Year	Point-to-Point	10% Buffer	0.50% Performance Trigger Rate

MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	3 Year	Point-to-Point	10% Buffer	6.00% Cap Rate

MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	3 Year	Point-to-Point	20% Buffer	6.00% Cap Rate

MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	6 Year	Point-to-Point	10% Buffer	12.00% Cap Rate

MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	6 Year	Point-to-Point	20% Buffer	12.00% Cap Rate

MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	6 Year	Annual Lock	10% Buffer	2.00% Cap Rate

Hindsight 20/20[2]	Best performance of three asset allocation indices	6 Year	Point-to-Point	10% Buffer	3.00% Cap Rate

[1]
Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

[2]
Hindsight 20/20 performance is based on the best performance for the applicable Crediting Period among three BofA MP Indices: the BofA MP Growth Index, the BofA MP Balanced Index or the BofA Defensive Index. Each of the BofA MP Indices follows a rules- based methodology designed to provide exposure in different proportions to four markets: U.S. large-capitalization companies, U.S. Treasury bonds, U.S. high yield corporate bonds, and gold through certain exchange-traded funds (ETFs). The performance of the BofA MP Indices is reduced by a negative adjustment to the performance of three of the four underlying total return ETFs to approximate returns without dividends or distributions paid by the component companies, in other words, the price return. This will reduce each Index’s Index performance and will cause the Index to underperform a direct investment in the companies included in the Index.

Each Index-Linked Interest Strategy’s limit on Index losses is guaranteed not to change for so long as that Index-Linked Interest Strategy remains available under the Contract. However, we reserve the right to add and remove Index-Linked Interest Strategies as available investment options. As such, the limits on Index loss offered under the Contract may change from one Crediting Period to the next. We will always offer an Index-Linked Interest Strategy with the protection of at least a 10% Buffer.
If we offer a new Index-Linked Interest Strategy with an Cap Rate in the future, the Guaranteed Minimum Cap Rate will be at least 2% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period; 6% for a point to point Index-Linked Interest Strategy with a three-year Crediting Period; 3% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period where the Index is Hindsight 20/20; 12% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period with any other Index; and 2% for each year of an Annual Lock Index-Linked Interest Strategy with a six-year Crediting Period. If we offer a new Index-Linked Interest Strategy with a Performance Trigger Rate in the future, the Guaranteed Minimum Performance Trigger Rate will be 0.50% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period. We reserve the right to offer Index-Linked Interest Strategies with different types of limits on Index gains.

Fixed Interest Strategy
The following is the Fixed Interest Strategy currently available under the Contract. We may change the features of the Fixed Interest Strategy listed below, offer new Fixed Interest Strategies and terminate the existing Fixed Interest Strategies. We will provide you with written notice before doing so.
See INVESTMENT OPTIONS – FIXED INTEREST STRATEGY of the prospectus for a description of the Fixed Interest Strategy’s features.

Name	Crediting Period	Minimum Guaranteed Interest Rate
Fixed Interest Strategy	1 Year	0.15%

APPENDIX B: STATE VARIATIONS

State	Benefit or Feature	Availability or Variation
California	Right to Examine	If the Owner is age 60 or above, if you exercise the Right to Cancel, the Company will refund premium plus fees paid.

Florida	Right to Examine	If you exercise your right to cancel the Contract, as described in “Right to Examine,” you will receive the greater of (i) the Account Value and (ii) the Premium received less any Withdrawals.
	Incontestability	We will not contest the validity of this Contract after the Issue Date, even if Birth Date and/or Sex has been misstated.
	Waiver of Surrender Charges	Surrender Charges are not assessed upon annuitization, even if annuitized prior to the Maturity Date.
	Annuity Payments	Based on Account Value rather than Surrender Value.

Illinois	Misstatement of Birth Date and/or Sex	Misstatements made as to the sex of the Annuitant(s) are excluded from the Misstatements of Birth Date and/or Sex provision.

Maryland	Right to Examine	If you exercise your right to cancel the Contract, as described in “Right to Examine,” you will receive an amount equal to Premiums received less any Withdrawals.
	Surrender Charge Waiver Riders – Nursing Home Confinement, Impairment, Terminal Illness	You may apply for these waivers after 6 months following the Effective Date of the Contract.

Massachusetts	Right to Examine	If you exercise your right to cancel the Contract, as described in “Right to Examine,” you will receive an amount equal to Premiums received less any Withdrawals.
	Unisex	The amount of any annuity payments under the Contract will be based on unisex values.
	Misstatement of Birth Date and/or Sex	Misstatements made as to the sex of the Annuitant(s) are excluded from the Misstatements of Birth Date and/or Sex provision.

Minnesota	Right to Examine	If you exercise your right to cancel the Contract, as described in “Right to Examine,” you will receive an amount equal to Premiums received less any Withdrawals.

Missouri	Right to Examine	If you exercise your right to cancel the Contract, as described in “Right to Examine,” you will receive an amount equal to Premiums received less any Withdrawals.

B-1

State	Benefit or Feature	Availability or Variation
New Hampshire	Right to Examine	If you exercise your right to cancel the Contract, as described in “Right to Examine,” you will receive an amount equal to Premiums received less any Withdrawals.
	Incontestability	We will not contest the validity of this Contract after the Issue Date, even if Birth Date and/or Sex has been misstated.

North Carolina	Right to Examine	If you exercise your right to cancel the Contract, as described in “Right to Examine,” you will receive an amount equal to Premiums received less any Withdrawals.

Oklahoma	Right to Examine	If you exercise your right to cancel the Contract, as described in “Right to Examine,” you will receive an amount equal to Premiums received less any Withdrawals.
	Notification of Death	If we overpay the Death Benefit, our right to recover such overpayment terminates twelve (12) months after such payment is made, except in cases of fraud.

Texas	Right to Examine	If you exercise your right to cancel the Contract, as described in “Right to Examine,” you will receive an amount equal to Account Value, plus any fees and charges deducted from the Account Value.

Virginia	Right to Examine	If you exercise your right to cancel the Contract, as described in “Right to Examine,” you will receive an amount equal to Premiums received less any Withdrawals.

Washington	Right to Examine	If you exercise your right to cancel the Contract, as described in “Right to Examine,” an additional ten percent penalty shall be added to any proceeds if not paid within thirty days of return of the Contract to us or the insurance producer.

B-2

APPENDIX C: INDEX DISCLOSURES
S&P 500® Index
The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by Fidelity & Guaranty Life Insurance Company. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Fidelity & Guaranty Life Insurance Company. It is not possible to invest directly in an index. These Annuity products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Neither S&P Dow Jones Indices make any representation or warranty, express or implied, to the owners of these Annuity products or any member of the public regarding the advisability of investing in securities generally or in these Annuity products particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices only relationship to Fidelity & Guaranty Life Insurance Company with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Fidelity & Guaranty Life Insurance Company or the Annuity products. S&P Dow Jones Indices have no obligation to take the needs of Fidelity & Guaranty Life Insurance Company or the owners of Annuity products into consideration in determining, composing or calculating the S&P 500® Index. Neither S&P Dow Jones Indices are responsible for and have not participated in the determination of the prices, and amount of Annuity products or the timing of the issuance or sale of Annuity products or in the determination or calculation of the equation by which Annuity products is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Annuity products. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIDELITY & GUARANTY LIFE INSURANCE COMPANY, OWNERS OF THE ANNUITY PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIDELITY & GUARANTY LIFE INSURANCE COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Russell 2000® Index
Fidelity & Guaranty Life Insurance Company annuity products (the “Products”) have been developed solely by Fidelity & Guaranty Life Insurance Company. The Products are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 2000® Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “Russell®” and “Russell 2000®” are trade-marks of the relevant LSE Group company and are used by any other LSE Group company under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Products. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Products or the suitability of the Index for the purpose to which it is being put by Fidelity & Guaranty Life Insurance Company.
NASDAQ-100® Index
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the NASDAQ-100® Index to track general stock market performance. The Corporations’ only relationship to Fidelity &Guaranty Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq®, NASDAQ-100® Index, and certain trade names of the Corporations and the use of the NASDAQ-100® Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the NASDAQ-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ‑100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI EAFE Index
THIS ANNUITY IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON. NONE OF THE MSCI

PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS ANNUITY OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN ANNUITIES GENERALLY OR IN THIS ANNUITY PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS ANNUITY OR THE ISSUER OR OWNERS OF THIS ANNUITY OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS ANNUITY OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS ANNUITY TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS ANNUITY IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS ANNUITY OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS ANNUITY.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE ANNUITY, OWNERS OF THE ANNUITY, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
BANK OF AMERICA MP INDICES
The Bank of America MP Indices (the “Indices” and each, an “Index”) are the property of BofA Securities Inc. and its Affiliates (“BofAS”) and licensed to Fidelity & Guaranty Life Insurance Company (“Licensee”). None of the F&G Confidence Builder (“Product”), any strategy or feature of the Product is in any way sponsored, endorsed, sold or promoted by BofAS, and BofAS makes no representation as to the advisability of purchasing the Product. BofAS has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product or any strategy or feature of the Product, nor makes any representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the Product or the advisability of purchasing in the Product, particularly the ability of the Indices to track performance of any market or strategy. The selection of the Indices as a crediting option under the Product does not obligate the

Licensee or BofAS to invest annuity payments in the components of the Indices or in other products linked to the Indices.
BofAS’s only relationship to Licensee is the licensing of certain trademarks and trade names and the Indices or components thereof and certain hedging arrangements between BofAS and the Licensee or its Affiliates and BofAS is not a party to any transaction contemplated hereby. The Indices are determined, composed and calculated by BofAS without regard to the Licensee or the Product or its holders. Subject to its regulatory obligations, BofAS has no obligation to take the needs of the Licensee or the holders of the Product into consideration in determining, composing or calculating the Indices, and BofAS shall not be liable, whether in negligence or otherwise, to any person for any errors or omissions in the Indices or in the calculation of the Indices or under any obligation to advise any person of any errors or omissions therein. BofAS is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. BofAS has no obligation or liability in connection with the administration, marketing, or trading of the Product. While volatility controls may result in less fluctuation in rates of return as compared to indices without volatility controls, they may also reduce the overall rate of return as compared to products not subject to volatility controls.
The rules governing the operation and calculation of the Indices and any Index component sponsored or administered by BofAS (the “Rules”) may be amended by BofAS. An amendment to the Rules may result from, without limitation, a change to the construction or calculation of the Indices or such Index component, or from BofAS determining that a change to the Rules is required or desirable in order to update them or to address an error, omission or ambiguity. No assurance can be given that any such amendment would not be detrimental to purchasers of the Product. BofAS has no obligation to continue to publish, and may discontinue publication of, the Indices or any such Index component. The end-of-day values of the Indices are published subject to provisions in the Rules. BofAS is not obligated to publish any information regarding the Indices other than as stipulated in such Rules.
THE INDICES AND ANY DATA, ARE PROVIDED “AS IS”. BOFAS DOES NOT GUARANTEE OR MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES ABOUT: THE ACCURACY, TIMELINESS, OR THE COMPLETENESS OF THE INDICES, THE CALCULATION THEREOF, OR ANY COMMUNICATIONS WITH RESPECT THERETO; OR THE RESULTS TO BE OBTAINED BY A LICENSEE, HOLDERS OF A PRODUCT (LINKED TO OR BASED ON THE INDICES, ANY DATA, CALCULATION, OR COMMUNICATIONS). BOFAS ALSO EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR SATISFACTORY QUALITY.
BOFAS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, LATENESS, OR INTERRUPTIONS OR ANY OTHER CAUSE (INCLUDING NEGLIGENCE), UNDER ANY CAUSE OF ACTION, TO: A LICENSEE; HOLDERS OF ANY PRODUCT (LINKED OR BASED ON THE INDICES, THIS DOCUMENT, OR ANY DATA); OR ANY OTHER PERSON OR ENTITY— ARISING FROM OR RELATED TO THE INDICES, ANY DATA, CALCULATION, OR COMMUNICATIONS, OR THE USE OF, OR RELIANCE ON THE INDICES, ANY DATA, CALCULATION, OR COMMUNICATIONS.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFAS (OR ANY AFFILIATE) HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS OR OPPORTUNITY, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE LIMITATIONS IN THE ABOVE THREE PARAGRAPHS ARE INDEPENDENT OF EACH OTHER, AND THE FAILURE OF ESSENTIAL PURPOSE, OR UNENFORCEABILITY OF ANY PART SHALL NOT AFFECT ANY OTHER PART.
“BofAS” and the “Bank of America MP Indices” are trademarks of BofA Securities Inc. or its Affiliates and have been licensed for use by Fidelity & Guaranty Life Insurance Company f. BofAS receives compensation from the Licensee in connection with licensing rights to the Indices and certain hedging arrangements between BofAS and the Licensee or its affiliates.
Obligations to make payments under the Product are solely the obligation of the Licensee and are not the responsibility of BofAS. BofAS did not publish or approve this document, and BofAS does not accept any responsibility for its contents or use.

APPENDIX D: EXAMPLES OF CREDITING METHODS
The following examples illustrate how we calculate and credit interest under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals. If you make a withdrawal, your Strategy Account Value will be based on the Strategy Interim Value. Please see the Statement of Additional Information for examples on how the Strategy Interim Value is calculated under various hypothetical scenarios.
Point to Point Cap Rate with Buffer
When you elect an Index-Linked Interest Strategy with a Crediting Method with a Cap Rate and a Buffer, you are partially protected from negative Index Change at the end of the Crediting Period, up to the stated Buffer amount. Any positive Index Change may be limited by the Cap Rate. Here are some examples of how a 10% Cap Rate and 10% Buffer work in combination based on different scenarios at the end of a Crediting Period:

20%
10%
10% Cap
6%
6%
0%
-2%
-8%
10% Buffer
-12%
Scenario 1
Scenario 2
Scenario 3
Scenario 4
Index Return
Index Adjustment

Scenario 1: The Index Change for the Crediting Period is 20%. Due to the 10% Cap Rate, the Adjusted Index Change, which determines the amount of Index-Linked Interest credited to the Strategy Account Value, is 10%.
Scenario 2: The Index Change for the Crediting Period is 6%. Since the Index Change was positive but did not exceed the Cap Rate, the amount of Index-Linked Interest credited to the Strategy Account Value is based on the full return of 6%.
Scenario 3: The Index Change for the Crediting Period is -8%. Although the Index Change was negative, it was still within the 10% Buffer amount, so all of the negative return is absorbed by the 10% buffer and no Index- Linked Interest is credited to the Strategy Account Value.

Scenario 4: The Index Change for the Crediting Period is -12%. Since the negative Index Change exceeds the 10% Buffer, your Strategy Account Value is partially protected up to the 10% Buffer and the amount of negative Index-Linked Interest credited to the Strategy Account Value is based on the 2% loss.
Performance Trigger Rate with Buffer
When you elect an Index-Linked Interest Strategy with a Performance Trigger Rate and Buffer, you are partially protected from negative Index Change at the end of the end of the Crediting Period, up to the stated Buffer amount. Any positive Index Change will be subject to the Performance Trigger Rate. If the Index Change is zero or positive at the end of the Crediting Period, the full amount of the Performance Trigger Rate will be credited to the Strategy Account Value. Here are some examples of how a 5% Performance Trigger Rate and 10% Buffer work in combination based on different scenarios at the end of a Crediting Period:

Scenario 1: The Index Change for the Crediting Period is 12%. Since the Index Change is positive, the Adjusted Index Change, which determines the amount of Index-Linked Interest credited to the Strategy Account Value, is equal to the stated Performance Trigger Rate of 5%.
Scenario 2: The Index Change for the Crediting Period is 2%. Since the Index Change is positive, the Adjusted Index Change, which determines the amount of Index-Linked Interest credited to the Strategy Account Value, is equal to the Performance Trigger Rate of 5%.

Scenario 3: The Index Change for the Crediting Period is -8%. Although the Index Change was negative, it was still within the 10% Buffer amount, so all of the negative return is absorbed by the 10% buffer and no Index- Linked Interest is credited to the Strategy Account Value.
Scenario 4: The Index Change for the Crediting Period is -12%. Since the negative Index Change exceeded the 10% Buffer, Strategy Account Value is partially protected up to the 10% Buffer and the amount of negative Index-Linked Interest credited to the Strategy Account Value is based on the 2% loss.
Annual Lock Cap Rate with Buffer
When you elect an Annual Lock Index-Linked Interest Strategy with a Cap Rate and a Buffer, you are partially protected from negative Index Change, up to the stated Buffer amount for each Contract Year during the Crediting Period. Any positive Index Change is subject to the Cap Rate for each Contract Year during the Crediting Period. On each Contract Anniversary, the Index Change (positive, negative, or flat), adjusted for the Cap Rate and the Buffer, is “locked in” for calculation of Interest-Linked Interest at the end of the Crediting Period. At the end of the Crediting Period (6 Years in this example) the annual “locked in” changes are compounded to determine the Index- Linked Interest credited to your Strategy Account Value. No Interest Linked Interest is credited to your Strategy Account Value until the end of the Crediting Period. Here are some examples of how a 10% Cap Rate and 10% Buffer work in combination in an Index-Linked Interest Strategy with an Annual Lock:

1
2
3
4
5
6
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
$110,000.00
$110,000.00
$121,000.00
$118,580.00
$130,438.00
$143,482.00
10% Annual Cap
13%
10%
-5%
0%
10%
10%
-12%
-2%
15%
10%
11%
10%
10% Buffer
Index Return
Yearly Return
Annual Lock Anniversary Amount

Year 1: The Index Change for the Contract Year is 13%. Due to the 10% Cap Rate, the Adjusted Index Change locked in for that Contract Year is 10%.
Year 2: The Index Change for the Contract Year is -5%. Although the Index Change was negative, it was still within the 10% Buffer amount, so all of the negative return is absorbed by the 10% buffer and the Adjusted Index Change locked in for that Contract Year is 0%.
Year 3: The Index Change for the Contract Year is 10%. Since the Index Change was positive but did not exceed the Cap Rate, the full 10% Index Change is locked in for that Contract Year.

Year 4: The Index Change for the Contract Year is -12%. Since the negative Index Change exceeds the 10% Buffer, you are partially protected from loss up to the 10% Buffer and the Adjusted Index Change locked in for that Contract Year is the remaining 2% loss.
Year 5: The Index Change for the Contract Year is 15%. Due to the 10% Cap Rate, the Adjusted Index Change locked in for that Contract Year is 10%.
Year 6: The Index Change for the Contract Year is 11%. Due to the 10% Cap Rate, the Adjusted Index Change locked in for that Contract Year is 10%.
At the end of the Crediting Period (Year 6 in this example), all the locked in Adjusted Index Changes for Years 1-6 are compounded to determine the Index-Linked Interest that will be credited to the Strategy Account Value. In this example, the total compounded return is 43.48%

We have filed with the Securities and Exchange Commission a Statement of Additional Information (“SAI”) that includes additional information about F&G Confidence Builder and Fidelity & Guaranty Life Insurance Company. The SAI dated May 1, 2026, is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your Contract, or to make other investor inquiries, please contact us by:

•	Calling us at 1-888-513-8797.

•	Mailing us at our Service Center:
F&G Service Center
P.O. Box 81497
Lincoln, NE 68501-1497
For Overnight Mail:
F&G Service Center
777 Research Drive
Lincoln, NE 68521

•	Emailing us at rilaservice@fglife.com
The SAI is also available at our website, http://success.fglife.com/prospectus.
EDGAR Contract Identifier No. C000259073

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

1

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

Statement of Additional Information Dated May 1, 2026

F&G CONFIDENCE BUILDER

Individual Single Premium Deferred Index-Linked Annuity Contract

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated May 1, 2026 for the Fidelity & Guaranty Life Insurance Company Contract referenced above. The prospectus sets forth information that a prospective Investor ought to know before investing. You may obtain a free copy of the Prospectus by either contacting our Service Center at:

F&G Service Center

P.O. Box 81497

Lincoln, NE 68501-1497

For Overnight Mail:

F&G Service Center

777 Research Drive

Lincoln, NE 68521

1-888-513-8797

Read the prospectus before you invest. Terms used in this SAI shall have the same meaning as in the prospectus.

2

GENERAL INFORMATION AND HISTORY

The Company issues the Contract described in the prospectus and is responsible for providing the Contract’s insurance and annuity benefits. All guarantees and benefits provided under the Contracts are subject to the claims paying ability of the Company and our General Account. We are a stock life insurance company originally organized under the insurance laws of the State of Maryland in 1959 and redomesticated to Iowa in 2013.

The Company is a direct, wholly-owned subsidiary of Fidelity & Guaranty Life Holdings, Inc., a Delaware corporation (“FGLH”), which is an indirect, wholly-owned subsidiary of F&G Annuities & Life, Inc., a Delaware corporation (“FGAL”), which is listed on the New York Stock Exchange. FGAL is a direct, majority owned subsidiary of Fidelity National Financial, Inc. (“FNF”). FNF is a New York Stock Exchange listed company with its headquarters in Jacksonville, Florida.

We are authorized to transact business in 49 states and the District of Columbia. We are not authorized to transact business in New York. Our primary business is issuing deferred annuities and life insurance products.

From this point forward, the term “Contract(s)” refers only to those offered through the prospectus.

SERVICES

The Company is party to an Amended and Restated Services Agreement with and Fidelity & Guaranty Life Business Services, Inc. (“FGLBS”), effective January 1, 2007 (the “Services Agreement”). FGLBS is the service provider and is an affiliate of the Company. The Company is provided personnel, including its executive officers, by FGLBS pursuant to the Services Agreement. Pursuant to the Services Agreement, the Company periodically reimburses FGLBS for costs incurred on its behalf, including routine operating expenses incurred in the normal conduct of business such as shared home office facilities, information technology, finance, legal, actuarial, human resources services and general overhead costs, including salaries and benefits.

The total amount paid by the Company to FGLBS under the Services Agreement for the years ending December 31, 2025, 2024 and 2023 amounted to $2,329,926, $2,336,367 and $858,178 respectively.

CONTRACT ADJUSTMENT

We calculate the Strategy Interim Value for each Indexed-Linked Interest Strategy at the end of each Business Day throughout the entire Crediting Period. The calculation is based on a formula designed to measure the market value of your investment in an Indexed-Linked Interest Strategy at any point during the Crediting Period. Specifically, the formula we use derives the market value of a portfolio of hypothetical investments in derivatives and fixed income instruments. These values are intended to protect us when you make a withdrawal from your Contract. These values provide us with protection from the trading risk that we will have to incur and/or reflect changes in the Strategy Account Value of each Index-Linked Interest Strategy throughout the Crediting Period, including on the Crediting Date.

You should note that even if an underlying index is experiencing positive change, the Strategy Interim Value may be less than the Strategy Base Value. This is due to, among other factors, market inputs for volatilities, interest rates and dividends.

The calculation we use tracks the change in a hypothetical portfolio of investments in fixed income assets and derivatives, by applying an equity adjustment and asset adjustment to the Strategy Base Value of the Index- Linked Strategy.

3

Equity Adjustment:

•

The Equity Adjustment, which may be positive or negative, reflects changes in the value of a hypothetical portfolio of derivative instruments that are used to hedge market risks allowing us to support the Index-Linked Interest associated with each Index-Linked Interest Strategy.

•	Equity Adjustment(t) = Fair Value of Derivatives(t) – Unamortized Option Cost(t) – Unwind Cost(t)

•

Fair Value of Derivatives(t) = The price at time t of a hypothetical portfolio of derivatives that matures on the Crediting Date and represents the buy/sell positions that support the crediting method in the underlying index.

•	Unamortized Option Cost(t) = The initial option cost of the supporting derivative portfolio paid at the beginning of the Crediting Period, less the total “depreciation” (straight-line) up to time t

•	Unwind Cost(t) is the cost of unwinding the derivative positions at time t

•	On a Crediting Date, the Equity Adjustment is equal to zero

Asset Adjustment:

•

The Asset Adjustment, which may be positive or negative, is to account for changes in market interest rates that impact the value of a hypothetical portfolio of fixed income assets. The Asset Adjustment is applicable on any day during the Asset Adjustment Period.

• Asset Adjustment(t) = A *	(1 –	(1+B	)	D	)	where
1+C

•	A: Asset adjustment notional = Strategy Base Value at the start of time t

•	B: Beginning Reference index value

•	C: Current Closing Reference index value at time t

•	D: Days till end of Asset Adjustment Period/365 as of time t

•	Asset Adjustment Period: 6-years

•	Reference index: Bloomberg US Aggregate Yield-to-Worst Index

Fair Value of Derivatives

We utilize a fair value methodology to value the hypothetical portfolio of derivatives that support the Indexed- Linked Interest Strategies.

For each Index-Linked Interest Strategy, we value a hypothetical portfolio of derivatives, each of which is tied to the performance of the underlying Index for the Index-Linked Interest Strategy in which you are invested. We use derivatives to provide an estimate of the gain or loss on the Strategy Base Value that could have occurred at the end of the Crediting Period. This estimate also reflects the impact of the Cap Rate, Performance Trigger Rate and Buffer at the end of the Crediting Period, as well as the estimated cost of exiting the derivative positions prior to the end of the Crediting Period of the Index-Linked Interest Strategy (and the time to Contract Anniversaries for an Annual Lock Index-Linked Interest Strategy). The valuation of the options is based on standard market-consistent methods for valuing derivatives, such as the Black-Scholes methods, and based on inputs from third party vendors. The methodology used to value these options is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may differ from one Index- Linked Interest Strategy to another Index-Linked Interest Strategy. These prices can change daily.

4

The options valued for each Indexed-Linked Interest Strategy type are as follows:

A.	At-the-money call option: This represents the market value of the option to receive an amount equal to the percentage growth in the Index during the Crediting Period.

B.	Out-of-the-money call option: This represents the market value of the option for gain in excess of the Cap Rate.

C.	Digital option: This represents the market value of the option to provide the Performance Trigger Rate under positive Index returns.

D.	At-the-money put option: This represents the market value of the option to receive an amount equal to the percentage loss of the index during the Crediting Period.

E.	Out-of-the-money put option: This represents the market value of the option to receive an amount equal to the excess loss beyond the Buffer.

Fair Value of Portfolio of Options – Point to Point Cap Rates with Buffer

•	Is equal to: A minus B minus E

Fair Value of Portfolio of Options – Performance Trigger Rates with Buffer

•	Is equal to: C minus E

Note: For the Annual Lock Index-Linked Interest Strategy, we value a derivative structure that assesses the compounded performance at each Contract Anniversary during the Crediting Period of the Annual Lock Index- Linked Interest Strategy. The market consistent model is calibrated by us to account for additional market risks relevant to the Annual Lock Index-Linked Interest Strategy.

Strategy Interim Value Examples:

Item	1-Year Strategy	3-Year Strategy	3-Year Strategy	6-Year Strategy	6-Year Strategy
Crediting Period (in months)	12	36	36	72	72
Valuation date (in months)	9	9	33	9	69
Time to Maturity (in months)	3	27	3	63	3
Strategy Premium	$100,000	$100,000	$100,000	$100,000	$100,000
Protection Option	Buffer	Buffer	Buffer	Buffer	Buffer
Buffer Rate	10.00%	10.00%	10.00%	10.00%	10.00%
Cap Rate	12.00%	18.00%	18.00%	100.00%	100.00%

Example: No change in the value of the Index relevant to the Index-Linked Interest Strategy and Asset Adjustment Reference Index rate
Strategy Base Value (a)	$100,000	$100,000	$100,000	$100,000	$100,000
Equity Adjustment (b)	$2,433	$859	$3,244	$873	$3,139
Asset Adjustment (c)	$0	$0	$0	$0	$0
Strategy Interim Value (a) + (b) – (c) = (d)	$102,433	$100,859	$103,244	$100,873	$103,139
Strategy Account Value (d) = (e)	$102,433	$100,859	$103,244	$100,873	$103,139

Example: The value of the Index relevant to the Index-Linked Interest Strategy decreased by 10% and no change in Asset Adjustment Reference Index rate
Strategy Base Value (a)	$100,000	$100,000	$100,000	$100,000	$100,000
Equity Adjustment (b)	-$3,058	-$4,626	-$2,666	-$6,579	-$2,984
Asset Adjustment (c)	$0	$0	$0	$0	$0
Strategy Interim Value (a) + (b) – (c) = (d)	$96,942	$95,374	$97,334	$93,421	$97,016
Strategy Account Value (d) = (e)	$96,942	$95,374	$97,334	$93,421	$97,016

5

Example: The value of the Index relevant to the Index-Linked Interest Strategy increased by 20% and Asset Adjustment Reference Index rate increased by 25%
Strategy Base Value (a)	$100,000	$100,000	$100,000	$100,000	$100,000
Equity Adjustment (b)	$10,234	$8,819	$14,449	$14,853	$19,944
Asset Adjustment (c)	$1,290	$1,290	$800	$1,290	$62
Strategy Interim Value (a) + (b) – (c) = (d)	$108,945	$107,529	$113,648	$113,564	$119,883
Strategy Account Value (d) = (e)	$108,945	$107,529	$113,648	$113,564	$119,883

Example: The value of the Index relevant to the Index-Linked Interest Strategy increased by 10% and Asset Adjustment Reference Index rate increased by 25%
Strategy Base Value (a)	$100,000	$100,000	$100,000	$100,000	$100,000
Equity Adjustment (b)	$7,180	$5,308	$9,410	$8,030	$10,712
Asset Adjustment (c)	$1,290	$1,290	$800	$1,290	$62
Strategy Interim Value (a) + (b) – (c) = (d)	$105,890	$104,018	$108,610	$106,740	$110,650
Strategy Account Value (d) = (e)	$105,890	$104,018	$108,610	$106,740	$110,650

Example: The value of the Index relevant to the Index-Linked Interest Strategy decreased by 10% and Asset Adjustment Reference Index rate increased by 25%
Strategy Base Value (a)	$100,000	$100,000	$100,000	$100,000	$100,000
Equity Adjustment (b)	-$3,058	-$4,626	-$2,666	-$6,579	-$2,984
Asset Adjustment (c)	$1,290	$1,290	$800	$1,290	$62
Strategy Interim Value (a) + (b) – (c) = (d)	$95,653	$94,085	$96,533	$92,132	$96,954
Strategy Account Value (d) = (e)	$95,653	$94,085	$96,533	$92,132	$96,954

Example: The value of the Index relevant to the Index-Linked Interest Strategy decreased by 20% and Asset Adjustment Reference Index rate increased by 25%
Strategy Base Value (a)	$100,000	$100,000	$100,000	$100,000	$100,000
Equity Adjustment (b) . .	-$10,538	-$11,187	-$10,187	-$14,293	-$10,515
Asset Adjustment (c)	$1,290	$1,290	$800	$1,290	$62
Strategy Interim Value (a) + (b) – (c) = (d)	$88,172	$87,523	$89,013	$84,417	$89,423
Strategy Account Value (d) = (e)	$88,172	$87,523	$89,013	$84,417	$89,423

Example: The value of the Index relevant to the Index-Linked Interest Strategy increased by 20% and Asset Adjustment Reference Index rate decreased by 25%
Strategy Base Value (a)	$100,000	$100,000	$100,000	$100,000	$100,000
Equity Adjustment (b)	$10,234	$8,819	$14,449	$14,853	$19,944
Asset Adjustment (c)	-$1,310	-$1,310	-$809	-$1,310	-$62
Strategy Interim Value (a) + (b) – (c) = (d)	$111,544	$110,128	$115,257	$116,163	$120,006
Strategy Account Value (d) = (e)	$111,544	$110,128	$115,257	$116,163	$120,006

Example: The value of the Index relevant to the Index-Linked Interest Strategy increased by 10% and Asset Adjustment Reference Index rate decreased by 25%
Strategy Base Value (a)	$100,000	$100,000	$100,000	$100,000	$100,000
Equity Adjustment (b)	$7,180	$5,308	$9,410	$8,030	$10,712
Asset Adjustment (c)	-$1,310	-$1,310	-$809	-$1,310	-$62
Strategy Interim Value (a) + (b) – (c) = (d)	$108,490	$106,618	$110,219	$109,339	$110,774
Strategy Account Value (d) = (e)	$108,490	$106,618	$110,219	$109,339	$110,774

6

Example: The value of the Index relevant to the Index-Linked Interest Strategy decreased by 10% and Asset Adjustment Reference Index rate decreased by 25%
Strategy Base Value (a)	$100,000	$100,000	$100,000	$100,000	$100,000
Equity Adjustment (b)	-$3,058	-$4,626	-$2,666	-$6,579	-$2,984
Asset Adjustment (c) . . . . . . .	-$1,310	-$1,310	-$ 809	-$1,310	-$62
Strategy Interim Value (a) + (b) – (c) = (d)	$98,252	$96,684	$98,142	$94,731	$97,078
Strategy Account Value (d) = (e)	$98,252	$96,684	$98,142	$94,731	$97,078

Example: The value of the Index relevant to the Index-Linked Interest Strategy decreased by 20% and Asset Adjustment Reference Index rate decreased by 25%
Strategy Base Value (a)	$100,000	$100,000	$100,000	$100,000	$100,000
Equity Adjustment (b)	-$10,538	-$11,187	-$10,187	-$14,293	-$10,515
Asset Adjustment (c)	-$1,310	-$1,310	-$809	-$1,310	-$62
Strategy Interim Value (a) + (b) – (c) = (d)	$90,771	$90,123	$90,622	$87,016	$89,547
Strategy Account Value (d) = (e)	$90,771	$90,123	$90,622	$87,016	$89,547

(1)	Each example assumes that the strategy premium of $100,000 at the start of the Crediting Period.
(2)	Each example assume that the start of the Crediting Period date is the Contract Effective Date.
(3)	An implied volatility of 20%, index dividend yield of 1.95%, and swap rate of 2.20% are assumed to generate the hypothetical examples.
(4)	Each example assumes a 0% unwind cost.
(5)	Each example assumes an Asset Adjustment Period equals to 6 years.

The following table summarizes the hypothetical Strategy Interim Value, including the Equity Adjustment and Asset Adjustment, from the examples above and compares them to the hypothetical Strategy Account Value on the Crediting Date. The hypothetical Strategy Account Value on the Crediting date assumes that there have been no changes in the Index Value or the Asset Adjustment and no Withdrawals from the end of month 9 to the end of the Crediting Term.

The first two columns shown represent the hypothetical Strategy Interim Value at the End of Month 9. The final two columns shown represent the hypothetical Strategy Account Value at the end of the Crediting Term based on the indicated change in the Index Value, after the application of Index-Linked Interest Credits and any applicable Asset Adjustment.

Please note these examples may differ from your actual results due to a variety of market factors. The Cap Rates illustrated are hypothetical and may not reflect actual rates offered.

Crediting Methodology/Crediting Term/Protection Option	Cap Rate	At End of Month 9		At End of Crediting Term
		Value of the Index is:		Value of the Index is:
		Up 10%	Down 10%	Up 10%	Down 10%
		Asset Adjustment Reference Index Rate is:		Asset Adjustment Reference Index Rate is:
		Down 25%	Up 25%	Down 25%	Up 25%
1-Year PTP w/10% Buffer	12% Cap	$108,490	$95,653	$111,372	$98,772
3-Year PTP w/10% Buffer	18% Cap	$106,618	$94,085	$110,821	$99,261
6-Year PTP w/10% Buffer	100% Cap	$109,339	$92,132	$110,000	$100,000
Crediting Methodology/Crediting Term/Protection Option	Cap Rate	At End of Month 9		At End of Crediting Term
		Value of the Index is:		Value of the Index is:
		Up 20%	Down 20%	Up 20%	Down 20%
		Asset Adjustment Reference Index Rate is:		Asset Adjustment Reference Index Rate is:
		Down 25%	Up 25%	Down 25%	Up 25%
1-Year PTP w/10% Buffer	12% Cap	$111,544	$88,172	$113,396	$88,894
3-Year PTP w/10% Buffer	18% Cap	$110,128	$87,523	$118,881	$89,335
6-Year PTP w/10% Buffer	100% Cap	$116,163	$84,417	$120,000	$90,000

7

Example: Effect of Withdrawal when the Strategy Base Value is greater than the Strategy Interim Value

Assuming the Strategy Base Value starts with $100,000 and 9 months into the Crediting Period, the Contract owner requested to withdraw $20,000. At that time, the Equity Adjustment is -14.5% and the Asset Adjustment is

+5.5%. The $20,000 withdrawal results in a $25,000 reduction in Strategy Base. The Strategy Base is reduced by an addition $5,000 (5%) due to the difference in value between the Strategy Interim Value and the Strategy Base Value caused by the Equity Adjustment and the Asset Adjustment.

Strategy Base Value	$100,000.00
Strategy Interim Value (1)	$80,000.00
Amount Withdrawn (2)	$20,000.00
Proportional Withdrawal (3)	$25,000.00
New Strategy Interim Value	$60,000.00
New Strategy Base Value	$75,000.00

(1)	Strategy Interim Value Immediately before withdrawal.
(2)	Amount withdrawn is the Specific Gross Withdrawal, including any applicable surrender charge thereon that apply to this strategy.
(3)	Proportional Withdrawal is equal to (C / D) x E where:

•	C is the Gross Withdrawal, including any applicable Surrender Charge thereon;

•	D is the Strategy Interim Value immediately prior to the Gross Withdrawal; and

•	E is the Strategy Base Value immediately prior to the Withdrawal.

Example: Effect of Withdrawal when the Strategy Base Value is less than the Strategy Interim Value

Assuming the Strategy Base Value starts with $100,000 and 9 months into the Crediting Period, the Contract owner requested to withdraw $20,000. At that time, the Equity Adjustment is +4.5% and the Asset Adjustment is +0.5%. The $20,000 withdrawal results in a $19.230.77 reduction in Strategy Base. The Strategy Base is reduced by $769.23 (0.77%) less due to the difference in value between the Strategy Interim Value and the Strategy Base Value caused by the Equity Adjustment and the Asset Adjustment.

Strategy Base Value	$100,000.00
Strategy Interim Value (1)	$104,000.00
Amount Withdrawn (2)	$20,000.00
Proportional Withdrawal (3)	$19,230.77
New Strategy Interim Value	$84,000.00
New Strategy Base Value	$80,769.23

(1)	Strategy Interim Value Immediately before withdrawal.
(2)	Amount withdrawn is the Specific Gross Withdrawal, including any applicable surrender charge thereon that apply to this strategy.
(3)	Proportional Withdrawal is equal to (C / D) x E where:

•	C is the Gross Withdrawal, including any applicable Surrender Charge thereon;

•	D is the Strategy Interim Value immediately prior to the Gross Withdrawal; and

•	E is the Strategy Base Value immediately prior to the Withdrawal.

Note: You should note that the level of protection offered by Buffers only applies when Index-Linked Interest is applied on Crediting Date. In the case of Index-Linked Interest Strategies with an Annual Lock, the Buffer applies on each Contract Anniversary.

8

PRINCIPAL UNDERWRITER

The Company’s affiliate, F&G Securities, LLC (“F&G Securities”), serves as the principal underwriter for the Contract. F&G Securities is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority. F&G Securities’ principal office is located at 801 Grand Ave., Suite 2600, Des Moines, Iowa 50309. The Contract is distributed through life insurance agents licensed to sell variable annuities who are registered representatives of F&G Securities or of other registered broker-dealers who have entered into sales arrangements with F&G Securities. The offering of the Contract is continuous. A description of the manner in which Contract is purchased may be found in the prospectus under the section titled “7. Purchasing the Contract.”

Compensation paid to the principal underwriter, F&G Securities, for the years ending December 31, 2025, 2024 and 2023 amounted to $4,767,667, $2,966,697 and $0, respectively.

FINANCIAL STATEMENTS

Included in this SAI are the financial statements of Fidelity & Guaranty Life Insurance Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, which have been audited by Ernst & Young LLP, independent auditors. They should be considered only as they relate to our ability to meet our obligations under the Contract.

9

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

Audited Financial Statements

December 31, 2025, 2024 and 2023

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FIDELITY & GUARANTY LIFE INSURANCE COMPANY

Ernst & Young LLP Suite 3100 801 Grand Avenue Des Moines, IA 50309-2764	Tel: +1 515 243 2727 ey.com

Report of Independent Auditors

The Board of Directors

Fidelity & Guaranty Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Fidelity & Guaranty Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in capital and surplus and cash flow for the three years in the period ended December 31, 2025 and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the three years in the period ended December 31, 2025, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the three years in the period ended December 31, 2025.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

A member firm of Ernst & Young Global Limited	FS-4

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Division of the Department of Insurance and Financial Services of the State of Iowa, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Insurance and Financial Services of the State of Iowa. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

A member firm of Ernst & Young Global Limited	FS-5

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 16, 2026

A member firm of Ernst & Young Global Limited	FS-6

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

as of December 31,	2025	2024
(dollars in thousands, except share data)

ADMITTED ASSETS

Bonds	$46,394,372	$43,056,241

Preferred stocks	593,377	236,499

Common stocks	5,192,473	4,024,953

Mortgage loans on real estate	2,586,499	2,288,805

Cash, cash equivalents and short-term investments	1,765,781	3,261,492

Policy loans	147,051	103,300

Derivative instruments	500,617	487,753

Surplus debentures	626,631	590,733

Investment in limited partnerships	3,775,749	2,916,143

Other long term invested assets	501,987	254,279

Receivable for securities	27,180	57,715

Aggregate write-ins for invested assets	—	105

Total cash and invested assets	62,111,717	57,278,018

Investment income due and accrued	463,752	419,026

Deferred and uncollected premiums	35,790	40,367

Amounts due from reinsurers	1,245,332	1,109,497

Funds held by or deposited with reinsured companies	540	540

Federal income tax recoverable and interest thereon	53,878	—

Net deferred tax asset	228,422	215,802

Receivables from affiliates	44,082	132

Cash surrender value of company owned life insurance (“CSV of COLI”)	844,085	392,481

Other assets	42,725	31,132

TOTAL ADMITTED ASSETS EXCLUDING SEPARATE ACCOUNTS	65,070,323	59,486,995

Separate accounts	8,062,774	6,209,452

TOTAL ADMITTED ASSETS	$73,133,097	$65,696,447

FS-7	(continued)

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

as of December 31,	2025	2024
(dollars in thousands, except share data)

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES

Aggregate reserves-life, annuity and accident and health	$22,141,082	$20,798,170

Liability for deposit-type contracts	6,354,981	5,454,627

Policy and contract claims	24,870	50,078

Other policyholders’ funds	81	104

Amounts payable on reinsurance	1,242,995	1,098,016

Interest maintenance reserve	137,634	120,515

General expenses due or accrued	70,392	76,299

Transfers to separate accounts due or accrued	(152,672)	(120,617)

Taxes, licenses and fees due or accrued, excluding federal income taxes	3,738	5,026

Current federal income taxes	—	24,100

Remittances and items not allocated	261,875	223,922

Asset valuation reserve	1,755,826	1,429,010

Reinsurance in unauthorized companies	25	20

Funds withheld from unauthorized reinsurers	24,981,268	24,610,725

Payable to parent, subsidiaries and affiliates	52,295	76,302

Funds held under coinsurance	5,231,467	3,032,939

Derivatives	4,359	—

Payable for securities	100,864	82,776

Retained asset account liability	48,244	60,078

Options collateral payable	926,008	676,830

Accrued expenses and other liabilities	149,922	133,924

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	63,335,254	57,832,844

Separate accounts	8,062,774	6,209,170

TOTAL LIABILITIES	71,398,028	64,042,014

CAPITAL AND SURPLUS

Common stock, par value $100 (50,000 shares authorized; 30,000 shares issued and outstanding)	3,000	3,000

Paid in and contributed surplus	2,148,811	2,148,811

Surplus notes	225,000	225,000

Segregated surplus	1,164,673	700,070

Unassigned funds	(1,806,415)	(1,422,448)

TOTAL CAPITAL AND SURPLUS	1,735,069	1,654,433

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$73,133,097	$65,696,447

See Notes to Statutory Financial Statements.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

For the years ended December 31,
(dollars in thousands)	2025	2024	2023

REVENUES

Premium and annuity considerations	$3,968,023	$5,885,287	$2,263,749

Consideration for supplementary contracts	3,412	5,004	4,055

Net investment income	2,961,829	2,722,976	1,744,858

Amortization of interest maintenance reserve	21,825	12,490	964

Separate Accounts net gain (loss) from operations excluding unrealized gains or losses	(48,501)	(75,548)	(2,759)

Commissions and expense allowances on reinsurance ceded	729,974	539,822	570,198

Reserve adjustments on reinsurance ceded	1,168,759	1,450,171	1,459,442

Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	10,198	7,624	4,465

Interest maintenance reserve adjustment related to reinsurance	470	—	—

Miscellaneous income	53,100	29,806	26,839

Total Revenues	8,869,089	10,577,632	6,071,811

POLICY BENEFITS AND EXPENSES

Policy benefits:

Death	38,847	65,687	55,891

Annuity	483,435	442,154	421,525

Surrender benefits and other fund withdrawals	2,393,690	1,979,727	1,513,087

Payments on supplementary contracts with life contingencies and other benefits	10,226	11,325	12,578

Total policy benefits	2,926,198	2,498,893	2,003,081

Increase (Decrease) in aggregate reserves-life, annuity and accident and health	1,343,133	2,804,657	451,445

Interest and adjustments on contract or deposit-type contract funds	236,329	140,294	88,168

Commissions (direct and reinsurance assumed)	1,100,963	1,119,544	844,587

General insurance expenses	483,751	490,881	437,578

Taxes, licenses, and fees	30,432	46,444	21,213

Increase (Decrease) in loading on deferred and uncollected premiums	(386)	(619)	(589)

Investment return transferred to reinsurer on funds held under reinsurance treaty	1,568,810	1,607,962	882,400

Net transfers to or (from) Separate Accounts net of reinsurance	1,477,250	1,769,297	1,714,801

Other expenses	30,001	50,706	100,562

Total policy benefits and expenses	9,196,481	10,528,059	6,543,246

Gain (Loss) from operations before federal income tax	(327,392)	49,573	(471,435)

Federal income tax (benefit) expense	(37,250)	115,935	84,579

GAIN (LOSS) FROM OPERATIONS	(290,142)	(66,362)	(556,014)

Net realized capital gains (losses)	32,922	216,755	93,943

NET INCOME (LOSS)	$(257,220)	$150,393	$(462,071)

See Notes to Statutory Financial Statements.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

for the years ended December 31 (dollars in thousands, except for share data)	Number of Shares	Common Stock	Paid in and Contributed Surplus	Surplus Notes	Segregated Surplus	Unassigned Funds	Total

BALANCE AT JANUARY 1, 2023	30,000	$3,000	$2,018,811	$225,000	$431,272	$(801,225)	$1,876,858

Net income (loss)	—	—	—	—	—	(462,071)	(462,071)

Change in net unrealized capital gains (losses), net of taxes	—	—	—	—	—	157,863	157,863

Change in net unrealized foreign exchange capital gains (losses)	—	—	—	—	—	5,222	5,222

Change in net deferred income tax	—	—	—	—	—	134,558	134,558

Change in nonadmitted assets and related items	—	—	—	—	—	(95,210)	(95,210)

Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	—	20,896	20,896

Change in asset valuation reserve	—	—	—	—	—	(281,740)	(281,740)

Surplus (contributed to) withdrawn from Separate Accounts	—	—	—	—	—	(46,286)	(46,286)

Other changes in surplus in Separate Accounts	—	—	—	—	—	49,790	49,790

Return of capital and capital contributions	—	—	130,000	—	—	—	130,000

Ceding commission on reinsurance transactions	—	—	—	—	580,327	—	580,327

Amortization of segregated surplus for ceding commission on reinsurance transactions	—	—	—	—	(115,647)	—	(115,647)

Change in net unrealized capital (gains) losses from derivatives on reinsurance ceded	—	—	—	—	—	54,913	54,913

BALANCE AT DECEMBER 31, 2023	30,000	$3,000	$2,148,811	$225,000	$895,952	$(1,263,290)	$2,009,473

Net income (loss)	—	—	—	—	—	150,393	150,393

Change in net unrealized capital gains (losses), net of taxes	—	—	—	—	—	114,525	114,525

Change in net unrealized foreign exchange capital gains (losses)	—	—	—	—	—	(6,214)	(6,214)

Change in net deferred income tax	—	—	—	—	—	176,777	176,777

Change in nonadmitted assets and related items	—	—	—	—	—	(179,999)	(179,999)

Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	—	302	302

Change in asset valuation reserve	—	—	—	—	—	(431,115)	(431,115)

Surplus (contributed to) withdrawn from Separate Accounts	—	—	—	—	—	2,087,765	2,087,765

Other changes in surplus in Separate Accounts	—	—	—	—	—	(2,070,657)	(2,070,657)

Amortization of segregated surplus for ceding commission on reinsurance transactions	—	—	—	—	(195,882)	—	(195,882)

Change in net unrealized capital (gains) losses from derivatives on reinsurance ceded	—	—	—	—	—	(935)	(935)

BALANCE AT DECEMBER 31, 2024	30,000	$3,000	$2,148,811	$225,000	$700,070	$(1,422,448)	$1,654,433

FS-10	(continued)

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

for the years ended December 31 (dollars in thousands, except for share data)	Number of Shares	Common Stock	Paid in and Contributed Surplus	Surplus Notes	Segregated Surplus	Unassigned Funds	Total
BALANCE AT JANUARY 1, 2025	30,000	$3,000	$2,148,811	$225,000	$700,070	$(1,422,448)	$1,654,433

Net income (loss)	—	—	—	—	—	(257,220)	(257,220)
Change in net unrealized capital gains (losses), net of taxes	—	—	—	—	—	171,407	171,407
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	—	—	12,633	12,633
Change in net deferred income tax	—	—	—	—	—	12,778	12,778
Change in nonadmitted assets and related items	—	—	—	—	—	2,895	2,895
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	—	(6)	(6)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(3,966)	(3,966)
Change in asset valuation reserve	—	—	—	—	—	(326,815)	(326,815)
Surplus (contributed to) withdrawn from Separate Accounts	—	—	—	—	—	(3,853)	(3,853)
Other changes in surplus in Separate
Accounts	—	—	—	—	—	48,219	48,219
Ceding commission on reinsurance transactions	—	—	—	—	653,228	—	653,228
Amortization of segregated surplus for ceding commission on reinsurance transactions	—	—	—	—	(188,625)	—	(188,625)
Change in net unrealized capital (gains) losses from derivatives on reinsurance ceded	—	—	—	—	—	(47,927)	(47,927)
Prior period deferred reinsurance gains amortization	—	—	—	—	—	7,888	7,888

BALANCE AT DECEMBER 31, 2025	30,000	$3,000	$2,148,811	$225,000	$1,164,673	$(1,806,415)	$1,735,069

See Notes to Statutory Financial Statements.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOW

for the years ended December 31 (dollars in thousands)	2025	2024	2023
CASH FROM OPERATIONS
Premiums collected net of reinsurance	$5,707,506	$7,949,120	$6,648,842
Net investment income	2,770,429	2,478,268	2,018,008
Miscellaneous income	2,355,321	1,583,144	917,020

Cash provided by revenues	10,833,256	12,010,532	9,583,870

Benefit and loss related payments	(2,974,302)	(2,576,163)	(1,237,997)
Net transfers to Separate Accounts, Segregated Accounts and Protected Cell Accounts	(1,509,305)	(1,762,751)	(1,261,177)
Commissions, expenses paid and aggregate write-in for deductions	(3,208,954)	(3,321,606)	(3,101,718)
Federal income taxes recovered (paid)	(29,882)	(14,416)	70,222

Cash used in general and other expenses	(7,722,443)	(7,674,936)	(5,530,670)

NET CASH PROVIDED BY (USED IN) OPERATIONS	$3,110,813	$4,335,596	$4,053,200

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	11,323,310	7,380,968	2,789,944
Stocks	103,545	469,858	507,111
Mortgage loans	184,995	67,420	51,070
Other invested assets	685,953	581,452	1,324,899
Net gains or (losses) on cash, cash equivalents and short-term investments	—	(3)	(3)
Miscellaneous proceeds	798,051	964,739	261,673

Total investment proceeds	13,095,854	9,464,434	4,934,694

Cost of investments acquired:
Bonds	(14,595,157)	(11,580,536)	(9,251,802)
Stocks	(1,508,102)	(745,596)	(942,858)
Mortgage loans	(504,297)	(132,971)	(106,836)
Other invested assets	(2,061,888)	(1,126,790)	(1,723,770)
Miscellaneous applications	(823,413)	(800,376)	(612,141)

Total investments acquired	(19,492,857)	(14,386,269)	(12,637,407)

Net increase (decrease) in policy loans	(43,717)	33,595	18,940

NET CASH PROVIDED BY (USED IN) INVESTMENTS	$(6,440,720)	$(4,955,430)	$(7,721,653)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	667,730	2,558,284	(78,988)
Capital and paid in surplus	—	—	130,000
Funds held under reinsurance treaties	(1,373,107)	(820,109)	1,347,438
Other cash provided (applied)	2,539,573	445,600	1,892,561

NET CASH PROVIDED BY (USED IN) FINANCING AND MISCELLANEOUS SOURCES	$1,834,196	$2,183,775	$3,291,011

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(1,495,711)	1,563,941	(377,442)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR	3,261,492	1,697,551	2,074,993

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS AT END OF YEAR	$1,765,781	$3,261,492	$1,697,551

FS-12	(continued)

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOW

for the years ended December 31 (dollars in thousands)	2025	2024	2023
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION FOR NON-CASH TRANSACTIONS:
Non-cash from operations:
Experience Rating Refund	$568,057	$387,833	$559,865
Ceded premium	2,617,442	2,272,338	3,639,525
F&G Life Re recaptured premium	(873,792)	—	—
Distribution in excess of BV from OIA to Bonds	—	—	132
Dividend from subsidiary	155,140	—	—
Dividend receivable from subsidiary	43,500	—	—
Return of capital from subsidiary	(25,987)	—	—
Reinsurance activity settled in bonds	463,015	—	—
Reinsurance activity settled in OIA	32,500	—	—
PRT Assets in Kind - premiums	—	(127,162)	(453,625)
PRT Assets in Kind - PRT Separate Account	—	127,162	453,625
Non-cash from investments:
Dividend from subsidiary	(155,140)	—	—
Bonds interest capitalization	11,166	12,433	12,192
Bonds and stocks acquired as a result of transfers with subsidiary	—	—	44,589
Bonds payment in kind	9,093	—	—
OIA interest capitalization	18	—	—
Bonds and stocks acquired (disposed of) as a result of transfers with subsidiary	—	(9,382)	(44,589)
OIA acquired (disposed of) as a result of transfers to subsidiary	—	15,069	—
Bonds and stocks acquired (disposed of) as a result of transfers with parent	—	52,986	—
OIA acquired (disposed of) as a result of transfers with parent	—	(5,929)	—
Mortgages acquired (disposed of) as a result of transfers with parent	(20,168)	(105,668)	—
Bonds and stocks acquired (disposed of) as a result of transfers to affiliates	—	—	(1,486)
OIA acquired (disposed of) as a result of transfers to affiliates	—	—	(83,714)
Bonds and stocks acquired (disposed of) as a result of reinsurance transactions	(463,015)	—	—
OIA acquired (disposed of) as a result of reinsurance transactions	(32,500)	—	—
Bonds and stocks acquired (disposed of) as a result of transfers - excluding Separate Accounts	248,940	261,476	184,567
OIA acquired (disposed of) as a result of transfers - excluding Separate Accounts	(256,565)	(246,101)	(184,700)
Mortgages acquired (disposed) of as a result of transfers - excluding Separate Accounts	—	(15,375)	—
Bonds and stocks acquired (disposed of) as a result of transfers with Separate Accounts	27,375	2,720,187	(353,362)
OIA acquired (disposed of) as a result of transfers with Separate Accounts	(60,197)	(175,270)	(40,412)
Mortgages acquired (disposed of) as a result of transfers with Separate Accounts	—	1,906,772	—
Non-cash from other cash provided (applied):
Dividend receivable from subsidiary	(43,500)	—	—
Bond interest capitalization	(11,166)	(12,433)	(12,192)
Return of capital from subsidiary	25,987	—	—
Bonds payment in kind	(9,093)	—	—
OIA interest capitalization	(18)	—	—
Bonds transferred to subsidiary	—	9,382	—
OIA transferred from subsidiary	—	(15,069)	—
Bonds and stocks transferred from parent	—	(52,986)	—
OIA transferred to parent	—	5,929	—
Mortgages transferred to (from) parent	20,168	105,668	—
Asset transfer to affiliates	—	—	85,201
Bonds acquired (disposed of) as a result of transfers with subsidiary	7,625	—	—
Asset transfer to (from) Separate Accounts	32,822	(4,451,689)	393,774
Experience rating refund	(568,057)	(387,833)	(559,865)
Ceded premium	(2,617,442)	(2,272,338)	(3,639,525)
F&G Life Re recaptured premium	873,792	—	—

See Notes to Statutory Financial Statements

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements include the accounts of Fidelity & Guaranty Life Insurance Company (the “Company”), an Iowa domiciled life insurance company. The Company is a direct, wholly-owned subsidiary of Fidelity & Guaranty Life Holdings, Inc. (“FGLH”), a Delaware corporation, which is a direct, wholly-owned subsidiary of FGL US Holdings Inc. (“FGL US”), a Delaware corporation and wholly-owned subsidiary of CF Bermuda Holdings Limited (“CF Bermuda”), a Bermuda exempted company and wholly-owned direct subsidiary of F&G Annuities & Life, Inc. (“FGAL”), a Delaware corporation, and effective December 31, 2025, approximately 70% owned direct subsidiary of Fidelity National Financial, Inc. (“FNF”), a Nevada corporation, after an approximately 12% distribution by FNF of the outstanding shares of FGAL common stock.

(a)	Business Concentration, Significant Risks and Uncertainties

The Company provides insurance solutions and market a broad portfolio of annuity and life insurance products, including fixed indexed annuities (“FIA”), fixed rate deferred annuities (“DA”) including multi-year guarantee annuities (“MYGA”), immediate annuities (“IA”), indexed universal life insurance (“IUL”) and, beginning in early 2024, registered index-linked annuities (“RILA”), through the Company’s retail distribution channels. The Company also provides funding agreements and pension risk transfer (“PRT”) solutions through the Company’s institutional channels. The Company is licensed in forty-nine states, the District of Columbia and Puerto Rico. Finally, the Company markets products in New York State through its wholly-owned subsidiary, Fidelity & Guaranty Life Insurance Company of New York (“FGLICNY”). The Company operates in the sector of the insurance industry that focuses on the needs of middle-income Americans.

The Company uses static and dynamic hedging strategies to hedge the equity linked liability underlying its FIA, IUL, and RILA products. Exchange traded equity indexed futures and over the counter options are used to hedge market exposures of the liabilities with the objective of offsetting fair value changes and to manage the effect of policyholder behavior such as the option to switch after annual renewals. The indices underlying the futures and options are the same indices referenced by the FIAs, IULs, and RILAs. The futures and options are matched to the liabilities with respect to equity index movements frequently. Other market exposures are hedged periodically depending on market conditions and the Company’s risk tolerance. Static and dynamic hedging exposes the Company to the risk that non-hedged market exposures result in divergence between changes in the fair value of the liabilities and the hedging assets. Derivatives are purchased to hedge equity exposures arising from the Company’s FIA, IUL, and RILA products. The Company hedges this exposure primarily by purchasing over-the-counter equity index options from broker-dealer derivative counterparties approved by the Company as well as purchasing exchange-traded equity index futures contracts to support a robust hedging strategy aimed at reducing overall hedging costs and to hedge the equity-linked liability inherent in our products. The Company uses a variety of techniques including direct estimation of market sensitivities to monitor this risk daily. The Company intends to continue to adjust the strategy as product design evolves, and as market conditions and the Company’s risk tolerance change.

Cash requirements for futures contracts include the initial and variation margin requirements on open futures contracts. The options and futures contracts used by the Company expose the Company to market risk (market movements). The Company expects that movements in the fair value of the options and futures

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

contracts which constitute an economic hedge of certain interest crediting features of the Company’s FIA, IUL, and RILA products would be offset by changes in the fair value of the hedged items.

Any cash collateral posted by the counterparties is included in “Cash, cash equivalents and short-term investments” with an associated payable for the collateral included in “Options collateral payable” within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Non-cash collateral posted by the counterparties is held by a third-party custodian and is not included on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus.

The Company is exposed to financial and capital markets risk, including changes in interest rates and credit spreads. The Company’s exposure to such financial and capital markets risk relates primarily to the market price and cash flow variability associated with changes in interest rates. A rise in interest rates, in the absence of other countervailing changes, will increase the net unrealized loss position and, if long-term interest rates rise dramatically within a six- to twelve-month time period, certain of the Company’s products may be exposed to disintermediation risk. Disintermediation risk refers to the risk that policyholders surrender their contracts in a rising interest rate environment, requiring the Company to liquidate assets in an unrealized loss position. The Company attempts to mitigate the risk, including changes in interest rates by investing in less rate-sensitive investments, including senior tranches of collateralized loan obligations, non-agency residential mortgage-backed securities, and various types of asset-backed securities. Management believes this risk is mitigated to some extent by surrender charge and market value adjustment protection provided by the Company’s products. Also, the purpose of the interest maintenance reserve (“IMR”) liability is to accumulate realized capital gains and losses resulting from fluctuations in the interest rates and prevents those losses, if realized, to have an immediate impact on surplus as they are amortized into the Gain from Operations in a manner which reflects the runoff in future yields as closely as possible.

(b)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Iowa Insurance Division (“IID”). The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Iowa Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Iowa.

The Company has elected to use the alternative accounting practices prescribed by Iowa Administrative Code (“IAC”) 191 Chapter 97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, for its FIA and IUL products. Under this prescribed accounting practice, the equity option derivative instruments that hedge the growth in interest credited on FIA and IUL products are accounted for at amortized cost with the corresponding amortization recorded as a decrease to net investment income and FIA reserves are calculated based on Standard Valuation Law and Actuarial Guideline XXXV which assumes the market value of the equity options associated with the current index term is zero regardless of the observable market value for such options.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

Based on a permitted practice received from the IID, the Company carries one of its limited partnership interests which qualifies for accounting under Statement of Statutory Accounting Principles (“SSAP”) No. 48, “Investments in Joint Ventures, Partnerships and Limited Liability Companies” on a net asset value per share basis. This is a departure from SSAP No. 48 which requires such investments to be carried based on the investees underlying U.S. GAAP equity (prior to any impairment considerations). This limited partnership investment was redeemed as of December 31, 2024, and then subsequently repurchased March 28, 2025.

The financial statements of Raven Reinsurance Company (“Raven Re”) and Corbeau Re, Inc. (“Corbeau Re”), special purpose financial captive life insurers, domiciled in the state of Vermont, include certain permitted practices approved by the Vermont Department of Financial Regulation.

The Company’s reconciliation of net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the IID is shown below:

	SSAP #	2025	December 31, 2024	2023
NET INCOME (LOSS)
(1) FIDELITY & GUARANTY LIFE INSURANCE COMPANY state basis		$(257,220)	$150,393	$(462,071)
(2) State Prescribed Practices that are increases/(decreases) from NAIC SAP:
Net investment income - Derivatives - 191 IAC 97	86	(35,154)	(9,913)	(62,096)
Change in Indexed Annuity reserves - 191 IAC 97	51R	50,559	84,402	210,403
Tax impact - 191 IAC 97	101	—	—	27,667

Total net impact of 191 IAC 97		15,405	74,489	175,974
(3) State Permitted Practices that are increases/(decreases) from NAIC SAP:
Net investment income - limited partnership reporting at net asset value	48	121	(24,743)	5,006
Tax impact	101	—	—	$(1,051)

Net Impact of reporting differences to SAP 48		121	(24,743)	3,955

(4) NAIC SAP (1 - 2 - 3 = 4)		$(272,746)	$100,647	$(642,000)

CAPITAL AND SURPLUS
(5) FIDELITY & GUARANTY LIFE INSURANCE COMPANY state basis		$1,735,070	$1,654,433	$2,009,473
(6) State Prescribed Practices that are increases/(decreases) from NAIC SAP:
Derivative Instruments - 191 IAC 97	86	(585,863)	(211,772)	(442,212)
Reserves for Indexed Annuities - 191 IAC 97	51R	398,735	348,177	263,775
Asset Valuation Reserve - 191 IAC 97	86	—	—	106
Tax impact - 191 IAC 97	101	39,297	(28,645)	45,338

Total net impact of 191 IAC 97		(147,831)	107,760	(132,993)
(7) State Permitted Practices that are increases/(decreases) from NAIC SAP:
Net investment income - limited partnership reporting at net asset value	48	10,090	—	20,758
Tax impact	101	(2,119)	—	(4,359)
Raven Re and Corbeau Re valuation	97	388,824	346,249	310,603

Net Impact of reporting difference to SAP 48		396,795	346,249	327,002

(8) NAIC SAP (5 - 6 - 7 = 8)		$1,486,106	$1,200,424	$1,815,464

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

These financial statements have been prepared on the basis of accounting practices permitted or prescribed by the IID. These practices vary in certain respects from U.S. generally accepted accounting principles (“GAAP”) and the variances are presumed to be material. The more significant variances from GAAP are as follows:

•

In the statutory statements of admitted assets, liabilities, and capital and surplus, bonds and preferred stocks are generally carried at amortized cost with certain investments in bonds and preferred stocks and all unaffiliated common stocks carried based on estimated fair values with unrealized gains and losses reported in unassigned surplus. For GAAP, investments in bonds are designated at purchase as held-to-maturity, trading, or available-for-sale. Bonds designated as held-to-maturity are reported at amortized cost. Bonds designated as trading or available-for-sale are reported at fair value with unrealized holding gains and losses reported in operations or as a separate component of accumulated other comprehensive income in shareholders’ equity, net of certain adjustments, respectively. For GAAP, investments in common and preferred stock are reported at fair value with unrealized gains and losses reported in operations.

•

Under GAAP, limited partnership income realized (i.e. capital distributions) and unrealized (i.e. Net Asset Value (“NAV”) adjustments) is recognized in net investment income. Under SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies”, distributions received are recognized as investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings. Distributions declared in excess of the undistributed accumulated earnings reduces the carrying amount of the investment.

•

The costs of successfully acquiring and renewing business are expensed when incurred. Under GAAP, such acquisition costs related to universal life insurance and investment products are generally amortized at a constant level basis in relation to the projected amount of insurance inforce using the company’s best estimate assumptions.
•

Certain policy reserves are calculated using statutory limitations on interest and mortality assumptions rather than on estimated expected experience or actual account balances as is required under GAAP. Also, the equity index feature of the Company’s FIA, IUL, and RILA products represents an embedded derivative under GAAP which is valued at fair value and included in the liability for contractholder funds. Under the accounting practices prescribed by IID, which only pertains to FIA and IUL, the market value of the call options associated with the current index term is zero regardless of the observable market value for such options.

•

Deferred federal income tax assets, net of deferred tax liabilities, arising from the differences between the financial statement and the tax bases of assets and liabilities are computed at the Company’s current enacted tax rate. The net assets are limited based on admissibility tests in accordance with SSAP No. 101, “Income Taxes”, and are recorded directly in unassigned surplus. Deferred income tax expense is recorded in operations under GAAP.

•

Certain assets are designated as “nonadmitted” under statutory accounting principles (“SAP”) in accordance with SSAP No. 4 “Assets and Nonadmitted Assets”. These assets include, but are not limited to, certain agents’ debit balances, capitalized software, prepaid expenses, negative (disallowed) IMR, certain reinsurance recoverable assets and a portion of deferred tax assets, as applicable. Nonadmitted assets are excluded from the statutory statements of admitted assets, liabilities, and capital and surplus and are charged directly to unassigned surplus.

•	The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

•

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on fixed maturity investments, principally bonds, preferred stocks, surplus debentures and mortgage loans, attributable to changes in the general level of interest rates. The Company amortizes those deferrals over the remaining period to expected maturity based on groupings of the individual securities. The groupings are done in five-year bands. That net deferral is reported as IMR in the accompanying statutory statements of admitted assets, liabilities, and capital and surplus. A negative IMR, that is in excess of the disallowed IMR calculated as an admitted asset, is reported as a nonadmitted asset. Realized gains and losses are reported in income net of tax and net of transfers to the IMR. Under GAAP, realized gains and losses are reported in the income statement on a pre-tax basis in the period that the asset giving rise to the gain or loss is sold. Also, under GAAP, when there has been a decline in fair value deemed other-than-temporary the credit loss is reported in the income statement with the non-credit portion recognized in other comprehensive income.

•

The asset valuation reserve (“AVR”) is computed in accordance with an NAIC prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets, as applicable. The AVR is reported as a liability with changes reported as a direct adjustment to unassigned surplus. Under GAAP, an AVR is not established.

•	Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related direct reserves rather than as reinsurance recoverable assets as required under GAAP.
•

Surplus notes are reported as a component of surplus with interest expense recognized only upon receipt of written approval for payment from the IID. Under GAAP, surplus notes are reported as a liability with interest accrued as incurred.

•

Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Benefits incurred represent the death and surrender benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges are recorded directly to the reserve liability and are not recognized as premium revenue and benefits incurred represent interest credited to the policy account value and the excess of benefits paid over the policy account value. Under GAAP, for annuity policies without significant mortality risk, premiums received and benefits paid are recorded directly to the reserve liability.

•

A liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers not authorized by the IID to assume such business. Changes to those amounts are credited or charged to unassigned surplus. Under GAAP, this liability is not established.

•

Cash and cash equivalents in the statement of cash flow represent cash balances and investments with maturities of less than one year at the date of acquisition. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

•

Under the accounting practices prescribed by the IID, equity call options which hedge the Company’s FIA and IUL products are stated at amortized cost with amortization recognized as a reduction in net investment income. Gains and losses realized on these equity call options are also recognized in net investment income. Under SAP, all other derivative instruments are reported at fair value with unrealized gains/losses recorded as a surplus adjustment. All derivative instruments are reported at fair value with realized and unrealized gains/losses reflected in the results of operations under GAAP.

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

(c)	Investments

Statement values:

Investments are reported according to valuation procedures prescribed by the NAIC. Bonds and other short term investments are carried at amortized cost using the interest method, except for bonds deemed to be other-than-temporarily impaired (“OTTI”) and those rated NAIC 6, which are carried at the lower of amortized cost or fair value. Bonds deemed to be OTTI are written down through the statement of operations to estimated fair value, except for asset-backed securities, which the Company has no intent to sell and has the intent and ability to retain, are written down through the statement of operations to the amount of the discounted estimated future cash flows. Changes to the estimated cash flows on these securities are accounted for retrospectively for those that are highly rated at the time of purchase. The prospective method is used for securities where an other-than-temporary impairment has been taken or for securities not highly rated at the time of purchase. Prepayment assumptions are obtained from dealer survey values and are consistent with the current interest rate and economic environment.

Redeemable preferred stocks are stated at amortized cost, except those rated NAIC 4 or lower, which are carried at the lower of amortized cost or fair value, or those deemed to be OTTI which are written down to estimated fair value. Perpetual preferred stock are stated at fair value, not to exceed any currently effective call price.

The Company considers the following in determining whether bonds and preferred stocks in an unrealized loss position are OTTI:

•	The estimated range and period until recovery;
•	The extent and the duration of the decline;
•	The reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening);
•

The financial condition of and near-term prospects of the issuer (including issuer’s current credit rating and the probability of full recovery of principal based upon the issuer’s financial strength);

•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations and the issuer’s plans to meet such obligations.

The Company also recognizes OTTI on bonds, including asset-backed securities, and preferred stocks in an unrealized loss position when one of the following circumstances exists:

•	The Company does not expect full recovery of its amortized cost based on the present value of cash flows expected to be collected,
•	The Company intends to sell a security, or

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

•	It is more likely than not that the Company will be required to sell a security prior to recovery.

When assessing the Company’s intent to sell a bond or preferred stock, or if it is more likely than not the Company will be required to sell a bond or preferred stock before recovery of its cost basis, the Company evaluates facts and circumstances at the individual security level based on facts and circumstances relevant to that security and also considers decisions to reposition the Company’s security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company deems an asset-backed security to be OTTI if the security is in default of principal and/or interest, is probable of default on contractual principal or interest payments, or if the Company has the intent to sell the security or does not have the intent and ability to retain the security until its amortized cost is recovered. Asset-backed securities are also deemed OTTI if the discounted estimated future cash flows are less than amortized cost. OTTI losses on asset-backed securities are bifurcated into interest and non-interest related portions. The non-interest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date. If there is no intent to sell and the Company has the intent and ability to retain the investment to recovery, then only the non-interest loss is recognized in the Statement of Operations.

In periods subsequent to the recognition of an OTTI loss, the Company accounts for the security as if the security had been purchased on the measurement date of the OTTI. The fair value of the security on the measurement date becomes the new cost basis of the security and the new cost basis is not adjusted for subsequent recoveries in fair value. The remaining discount or premium recorded for the bond or redeemable preferred stock, based on the new cost basis, is amortized over the remaining life of the security in a prospective manner based on the amount and timing of future estimated cash flows. The security continues to be subject to impairment analysis for each subsequent reporting period. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

Common stocks of unaffiliated companies are reported at year-end fair value. Common stocks are deemed to be OTTI if the Company does not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value.

The Company’s wholly-owned U.S. insurance subsidiaries, FGLICNY, Raven Re and Corbeau Re, are carried at the statutory equity of the entity, inclusive of the impacts of prescribed and permitted practices. F&G Life Re Ltd (“F&G Life Re”), a Bermuda domiciled company and a direct, wholly-owned insurance subsidiary, is carried at the audited GAAP equity of the entity, adjusted to a limited statutory basis of accounting. The Company’s subsidiaries are reported in the underlying statutory net assets with changes recorded as a component of surplus.

Treaty Oak Mortgage Trust, a direct, wholly-owned non-insurance subsidiary, was formed to hold investments in residential real estate mortgages, is reported based upon audited GAAP equity with changes recorded as a component of surplus.

The Company’s remaining non-insurance subsidiaries are reported based upon unaudited GAAP equity and are nonadmitted.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

Money market mutual funds registered under the Investment Company Act of 1940 (the “Act”) and regulated under rule 2a-7 of the Act are accounted for and reported as cash equivalents and valued at fair value.

Policy loans are reported at unpaid principal balances.

Surplus debentures with a designation equivalent to NAIC 1 or NAIC 2 are carried at amortized cost using the interest method. All other surplus debentures are reported at the lower of amortized cost or fair value.

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost less impairment write-downs. A mortgage loan is determined to be impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. A mortgage loan valuation allowance is established on a loan specific basis for the difference between the carrying value of the mortgage loan and the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure, with a corresponding charge to unrealized losses. If the impairment is other than temporary or if the loan is modified in troubled debt restructuring, a realized loss is recognized and a new cost basis is established. This new cost basis is not changed for subsequent recoveries in value.

Mortgage loans are evaluated by the Company’s investment professionals, including an appraisal of loan-specific credit quality, property characteristics and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. The Company’s review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt.

Mortgages are rated for the purpose of quantifying the level of risk. The Company evaluates and monitors loan-to-value (“LTV”) ratios and debt service coverage (“DSC”) ratios of its loans as indicators of potential risk of default in establishing its valuation allowance. Those loans with higher risk are placed on a watch list and are closely monitored for collateral deficiency or other credit events that may lead to a potential loss of principal or interest. The Company defines delinquent mortgage loans consistent with industry practice as 30 days past due.

Limited partnership investments are accounted for using the equity method. The statement value of limited partnerships are evaluated and adjusted for any impairment in value that is determined to be other-than-temporary. The amount of such write-down is charged directly to operations. Limited liability companies and partnerships are determined to be OTTI if it is probable that the Company will be unable to recover the carrying amount of its investment or there is evidence indicating that the partnership will not be able to sustain earnings which justify the carrying amount of the investment. The Company recognized impairment losses on other invested assets of $5,069, $2,045 and $1,080 for 2025, 2024 and 2023 respectively.

Equity options which economically hedge the Company’s FIA and IUL products are stated at amortized cost with amortization recognized as a reduction in net investment income on a straight-line basis over the term of the equity options. Equity options which economically hedge the Company’s RILA products are stated at fair value with changes in fair value reflected in surplus as unrealized capital gains and losses.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

Futures contracts are valued at fair value with changes in fair value recorded as unrealized gains or losses in surplus. The fair value of futures contracts at the balance sheet date represents the cumulative unsettled variation margin. The Company provides cash collateral to the counterparties for the initial and variation margin requirements on the futures contracts which is included in “Cash and cash equivalents” of the Statement of Admitted Assets, Liabilities and Capital and Surplus.

Foreign currency forward contracts are valued at fair value with changes in fair value recorded as unrealized gains or losses in surplus. Under the forward contract, the price is agreed upon at the time of the contract and payment is made at a specified future date. The value of the forward is equal to the cumulative net unrealized gains or losses.

All outstanding interest rate swaps have been designated with floating rate bonds as Replication Transactions to create fixed rate bonds. As a result, the swaps are carried with the respective floating rate bonds at amortized cost with current period interest income accruals on the bonds and swaps recorded in earnings as net interest income.

The Company’s cross-currency swap is recorded at amortized cost plus the cumulative foreign currency unrealized gain or loss, consistent with the associated hedged bond. Changes in value associated with fluctuations in foreign currency exchange rates are reported as unrealized capital gains and losses within surplus.

Investment income and realized capital gains and losses:

Interest on bonds and surplus debentures, except those in default, is recorded as investment income when it is earned and is adjusted for any amortization of premium or accretion of discount. Dividends on common and preferred stocks are recognized as income on ex-dividend dates for stock held on the day before the ex-dividend dates. Realized gains or losses on bonds and stocks resulting from changes in the general level of interest rates are included in IMR and amortized into income over the respective remaining duration of the investments sold. Credit-related realized gains or losses on bonds and stocks are reported as capital gains/ losses in the summary of operations and are also included in the calculation of AVR. Realized gains and losses are determined on the trade date using the specific identification method.

Interest on mortgage loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding, except for impaired loans. Interest on impaired loans is recognized upon receipt. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are deferred and amortized on an effective yield basis over the term of the loan. Realized gains and losses on mortgage loans are included in IMR and amortized into income over the remaining life of the investment, unless the loan is in non-accrual status, foreclosure is probable, the loan is in course of voluntary conveyance, or has been restructured during the prior two years. If any of these situations are present the realized gain/loss would be included in AVR.

Realized gains and losses on the equity options hedging FIA and IUL products, are recognized in the statement of operations during the year in which the realized gain or loss is incurred. Realized gains and losses on futures contracts and on equity options hedging RILA products are included in IMR and amortized

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

into income over the remaining duration of the derivative contract. Realized gains and losses on foreign exchange currency forwards are included in AVR consistent with the limited partnership and common stock investments for which the currency risk is being economically hedged. Interest accruals and cash flows received or paid on the interest rate swaps and cross-currency swaps are recognized in net investment income. Cash flows associated with the Company’s derivative instruments and their related gains and losses are presented in the statement of cash flow as either proceeds or cost of investment.

Interest on policy loans is recorded as investment income when earned.

Distributions received from limited partnerships are recognized in investment income when declared to the extent the distribution does not exceed the undistributed accumulated earnings attributable to the limited partnership. If distributions declared exceed the Company’s share of undistributed accumulated earnings after the date of investment, the excess portion of the distribution is applied to reduce the carrying value of the limited partnership investment. Investment income recognized on low-income housing tax credit investments (“LIHTC”) represents amortization of the initial cost of the investment using a constant effective yield method in proportion to the tax credits and other tax benefits, including federal tax benefits, allocated to the Company.

(d)	Aggregate reserves

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates between 0% and 13.25%. The valuation methods provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the State of Iowa.

As described in Note 1(b), the Company elected to calculate the reserve liability for its FIA products based on Actuarial Guideline XXXV, assuming the market value of the eligible derivative assets associated with the current index term is zero, and reflect the interest credit in the reserve when realized (typically at the policy anniversary) based on the actual performance of the relevant external index or indices.

The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and returns any portion of the premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Additional reserves are established when the results of asset adequacy testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

The extra reserve liability for table rated extra premiums and for flat extra premiums is incorporated in the reserve calculation for life insurance. The extra reserves secured in this manner are approximately equivalent to the additional reserves needed for substandard mortality and are assumed to represent the increased mortality of the substandard risks.

At December 31, 2025 and 2024, the Company had insurance in force with a face amount of $613,770 and $459,361, respectively, for which the gross premiums are less than the net premiums according to the standard of valuation set by the IID. Reserves to cover the deficiency on the above insurance in force totaled $9,496 and $7,406 at December 31, 2025 and 2024, respectively.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

The tabular interest, tabular less actual reserve released, and tabular cost for life insurance products have been determined by formula. These amounts for annuity products have been determined from the basic data for the calculation of policy reserves. The tabular interest on funds not involving life contingencies for each valuation rate of interest is approximated based on cash flow interest credits as well as valuation rate of interest held at the beginning and end of the year of valuation. The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company are generally equal to fund balances.

(e)	Recognition of premium revenues and related expenses

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations for policies with mortality or morbidity risk are recognized as revenue when received. Considerations received for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account without recognizing premium revenue. Expenses incurred in connection with acquiring new insurance business, such as sales commissions and other acquisition, maintenance, and settlement costs are charged to operations as incurred.

(f)	Reinsurance

Reinsurance premiums, commissions, expense reimbursements, claims and claim adjustment expenses related to reinsured business are generally accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts. Premiums and claims and claim adjustment expenses for the Company’s insurance products are reported net of amounts ceded to other companies.

(g)	Policy and contract claims

The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for claims that have been reported to the insurer and claims related to insured events that have occurred but that have not been reported to the insurer.

(h)	Restricted Assets

The Company is a member of the Federal Home Loan Bank of Atlanta (the “FHLB”). Through its membership, the Company issues funding agreements to the FHLB in exchange for cash advances. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations and therefore, accounts for these funds in accordance with SSAP No. 52, “Deposit-Type Contracts”, which is consistent with the Company’s other deposit-type contracts. Single premiums are received at the initiation of the funding agreements and are in the form of advances from the FHLB. Payments under the funding agreements extend through 2029. Reserves are based on the present value of the guaranteed income payments and are calculated in accordance with Actuarial Guideline VIII and IX. The valuation interest rate, in accordance with the Standard Valuation Law, is derived from the issue year method and guarantee duration equal to the number of years from issue to the date the first payment begins. The reserves for the funding agreements totaled $2,883,836 and $2,836,355 at December 31, 2025 and 2024, respectively.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

A significant portion of the investments are pledged as collateral to secure the FHLB funding agreement liabilities. These amounts represent the credit available less advances at each period.

As of December 31,	2025	2024
Pledged as Collateral
Carrying value	$5,021,151	$4,870,575
Fair value	4,620,965	4,289,121

Maximum Amount of Collateral Pledged
Carrying value	5,021,151	4,966,767
Fair value	4,620,965	4,545,914

Amount borrowed at the time of maximum collateral	2,892,625	2,842,125

Maximum borrowing capacity	10,656,416	6,389,569

FHLB common stock is not eligible for redemption and has a carrying value equal to cost. The following table illustrates the classification of the stock.

As of December 31,	2025		2024
	Number of shares	Statement Value	Number of shares	Statement Value
Membership stock - Class B	180,000	$18,000	180,000	$18,000
Activity stock	1,373,997	137,400	1,350,010	135,001

Total FHLB Stock owned in the General Account	1,553,997	$155,400	1,530,010	$153,001

The following tables illustrate the pledged or restricted assets as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
Restricted Asset Category	Total General Account (G/A)	Total Separate Account (S/A) Restricted Assets	Total
FHLB capital stock	$155,400	$—	$155,400
On deposit with state	7,792	—	7,792
Pledged as collateral to FHLB (including assets backing funding agreements)	5,021,151	—	5,021,151
Pledged as collateral not captured in other categories	4,064	—	4,064
Other restricted assets	5,185	—	5,185
Collateral assets received and on balance sheet	926,008	—	926,008
Assets held under modco reinsurance agreements	—	6,078,857	6,078,857
Assets held under funds withheld reinsurance agreements	29,756,592	—	29,756,592

Total restricted assets	$35,876,192	$6,078,857	$41,955,049

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

		Percentage
Restricted Asset Category	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$155,400	0.21%	0.21%
On deposit with state	7,792	0.01%	0.01%
Pledged as collateral to FHLB (including assets backing funding agreements)	5,021,151	6.83%	6.87%
Pledged as collateral not captured in other categories	4,064	0.01%	0.01%
Other restricted assets	5,185	0.01%	0.01%
Collateral assets received and on balance sheet	926,008	1.26%	1.27%
Assets held under modco reinsurance agreements	6,078,857	8.26%	8.31%
Assets held under funds withheld reinsurance agreements	29,756,592	40.45%	40.69%

Total restricted assets	$41,955,049	57.04%	57.38%

	2024			Percentage
Restricted Asset Category	Total General Account (G/A)	Total Separate Account (S/ A) Restricted Assets	Total	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$153,001	$—	$153,001	0.20%	0.20%
On deposit with state	7,809	—	7,809	— %	— %
Pledged as collateral to FHLB (including assets backing funding agreements)	4,870,575	—	4,870,575	7.40%	7.40%
Pledged as collateral not captured in other categories	7,131	—	7,131	— %	— %
Escrow for tax sharing payments	5,058	—	5,058	— %	— %

Total Restricted Assets	$5,043,574	$—	$5,043,574	7.60%	7.60%

At December 31, 2025, the detail of collateral received and assets held under Modco/Funds Withheld (FWH) Reinsurance Agreements reflected as assets within the Company’s Financial Statements is illustrated as follows:

	BACV Collateral ***	BACV Modco ****	BACV FWH *****	Fair Value Collateral	Fair Value Modco	Fair Value FWH	% of BACV to Total Assets (Admitted and Nonadmitted) *	% of BACV to Total Admitted Assets **
General Account:
a. Cash, Cash Equivalents
and Short-Term Investments	$—	$—	$956,645	$—	$—	$956,649	1.46%	1.47%
b. Issuer Credit Obligations	—	—	15,115,204	—	—	14,389,184	23.08%	23.23%
c. Asset Backed Securities	—	—	10,117,896	—	—	10,060,407	15.45%	15.55%
d. Preferred Stocks	—	—	64,171	—	—	64,344	0.10%	0.10%
e. Common Stocks	—	—	154,554	—	—	154,554	0.24%	0.24%
f. Mortgage Loans	—	—	10,288	—	—	9,090	0.02%	0.02%
g. Real Estate	—	—	—	—	—	—	— %	— %

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	BACV Collateral ***	BACV Modco ****	BACV FWH *****	Fair Value Collateral	Fair Value Modco	Fair Value FWH	% of BACV to Total Assets (Admitted and Nonadmitted) *	% of BACV to Total Admitted Assets **
h. Other Invested Assets	—	—	3,337,834	—	—	3,379,620	5.10%	5.13%
i. Reinvested Collateral	—	—	—	—	—	—	—%	—%
j. Other	926,008	—	—	926,008	—	—	1.41%	1.42%

k. Total Assets
(a+b+c+d+e+f+g+h+i+j)	$926,008	$—	$29,756,592	$926,008	$—	$29,013,848	46.86%	47.16%

l. Percentage to Total FWH
Assets (including Modco)	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Separate Account:
m. Cash, Cash Equivalents
and Short-Term Investments	$—	$74,819	$—	$—	$74,818	$—	0.93%	0.93%
n. Issuer Credit Obligations	—	3,238,599	—	—	3,045,264	—	40.17%	40.17%
o. Asset Backed Securities	—	1,794,186	—	—	1,800,066	—	22.25%	22.25%
p. Preferred Stocks	—	23,847	—	—	23,847	—	0.30%	0.30%
q. Common Stocks	—	—	—	—	—	—	—%	—%
r. Mortgage Loans	—	364,800	—	—	338,962	—	4.52%	4.52%
s. Real Estate	—	—	—	—	—	—	—%	—%
t. Other Invested Assets	—	582,606	—	—	573,610	—	7.23%	7.23%
u. Reinvested Collateral	—	—	—	—	—	—	—%	—%
v. Other	—	—	—	—	—	—	—%	—%
w. Total Assets

(m+n+o+p+q+r+s+t+u+v)	$—	$6,078,857	$—	$—	$5,856,567	$—	75.40%	75.40%

x. Percentage to Total FWH Assets (including Modco)	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX

	Book/Adjusted Carrying Value (BACV)	Related Party Information
Assets	FWH Including Modco	Related to Reinsurer	Not Related to Reinsurer
General Account:
a. Cash, Cash Equivalents and Short-Term Investments	$956,645	$—	$956,645
b. Issuer Credit Obligations	15,115,204	170,920	14,944,284
c. Asset Backed Securities	10,117,896	352,683	9,765,213
d. Preferred Stocks	64,171	9,756	54,415
e. Common Stocks	154,554	97,846	56,708
f. Mortgage Loans	10,288	—	10,288
g. Real Estate	—	—	—
h. Other Invested Assets	3,337,834	894,538	2,443,296
i. Reinvested Collateral	—	—	—
j. Other	—	—	—

k. Total Assets (a+b+c+d+e+f+g+h+i+j)	$29,756,592	$1,525,743	$28,230,849

l. Percentage to Total FWH Assets (including Modco)	100%	5%	95%
Separate Account:
m. Cash, Cash Equivalents and Short-Term Investments	$74,819	$—	$74,819

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	Book/Adjusted Carrying Value (BACV)	Related Party Information
Assets	FWH Including Modco	Related to Reinsurer	Not Related to Reinsurer
n. Issuer Credit Obligations	3,238,599	—	3,238,599
o. Asset Backed Securities	1,794,186	—	1,794,186
p. Preferred Stocks	23,847	—	23,847
q. Common Stocks	—	—	—
r. Mortgage Loans	364,800	—	364,800
s. Real Estate	—	—	—
t. Other Invested Assets	582,606	—	582,606
u. Reinvested Collateral	—	—	—
v. Other	—	—	—

w. Total Assets(m+n+o+p+q+r+s+t+u+v)	$6,078,857	$—	$6,078,857

x. Percentage to Total FWH Assets (including Modco)	100%	—%	100%

(i)	Taxes

The Company has elected to file as part of a consolidated federal life insurance income tax return with its subsidiaries, FGLICNY, Raven Re, F&G Life Re, and Corbeau Re.

The Company is subject to a tax sharing agreement between the members of that filing. The agreement provides for an allocation of current expense based on separate return calculations and allows for reimbursement of Company tax benefits absorbed by another member. The New York Department of Financial Services (“NYSDFS”) requires the Company to hold an escrow for the benefit of FGLICNY under this tax sharing agreement should the Company be unable to reimburse FGLICNY. The FGLICNY tax sharing agreement escrow account had a fair value of $5,185 and $5,059 and a carrying amount of $5,185 and $5,058 at December 31, 2025 and 2024, respectively.

Deferred income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company assesses the recoverability of its deferred tax assets in each reporting period under the guidance outlined within SSAP No. 101, “Income Taxes”. The guidance requires an assessment of both positive and negative evidence in determining the realizability of deferred tax assets. A valuation allowance is required to reduce the Company’s deferred tax asset to an amount that is more likely than not to be realized. Furthermore, the guidance limits the amount of deferred tax assets that can be admitted and only assets that more likely than not to be realized can be considered in determining the admitted adjusted gross deferred tax assets. In determining the net deferred tax asset and valuation allowance, management is required to make judgments and estimates related to projections of future profitability. These judgments include the following: the timing and extent of the utilization of net operating loss carry-forwards, the reversals of temporary differences, and tax planning strategies.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

(j)	Adoption of accounting guidance

Effective January 1, 2025, the Company adopted the revisions made to SSAP No. 26, “Bonds”, SSAP No. 43, “Asset-Backed Securities” and SSAP No. 21, “Other Admitted Assets”, as part of the principles-based bond definition adopted August 2023. These revisions define whether securities should be reported as bonds. Securities that qualify as issuer credit obligations (“ICO”) are in scope of SSAP No. 26 and securities that qualify as asset-backed securities (“ABS”) are in scope of SSAP No. 43. Securities that do not qualify as issuer credit obligations or asset-backed securities are not permitted to be reported as a bond and are required to be reported at the lower of amortized cost or fair value.

The Company reclassified securities that do not meet the revised principles-based bond definition. These securities were reclassified to Other Invested Assets. Changes in measurement for securities reclassified were reported as a change in unrealized capital loss in the financial statements. The aggregate book adjusted carrying value for all securities reclassified from bonds totaled $287,248 in the general account and $3,572 in the Separate Accounts. The aggregate book adjusted carrying value after transition for all securities reclassified from bonds that resulted in a change in measurement basis totaled $141,175 for the general account and $88 for the Separate Accounts with a corresponding decrease to surplus of $7,571 in the general account and no surplus impact for the Separate Accounts.

Effective January 1, 2025, the Company adopted revisions made to SSAP No. 21 with respect to residual interest accounting that resulted in the change in measurement and recognition of interest income prospectively under the Allowable Earned Yield method.

There were no substantive changes in adopted accounting guidance during 2024 and 2023 that applied to the Company.

(k)	Accounting changes and corrections of errors

The Company adopted Valuation Manual Amendment 2024-05, which allows companies to determine statutory maximum valuation rates monthly rather than annually for fixed-rate FHLB and Funding Agreement-Backed Note (“FABN”) contracts. Effective June 5, 2025, the Company elected the change to the monthly approach upon receiving approval from the IID, as required. The net impact of this change as of January 1, 2025 was a $12,152 decrease to Statutory reserves, offset by a corresponding increase to surplus. This election will also be applied prospectively with no additional impacts to surplus.

In addition, the Company adopted Valuation Manual Amendment 2024-06, which allows the use of jumbo discount rates for PRT contracts. The impact of this change as of January 1, 2025, reduced the General and Separate Account reserves by $1,104 and $20,423, respectively, before reinsurance ceded. The net impact to the General Account after reinsurance was a $16,118 decrease to surplus. This election will also be applied prospectively with no additional impacts to surplus.

There were no corrections of errors during 2025, 2024, and 2023 that applied to the Company.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

NOTE 2: INVESTMENTS

(a)	Components of net investment income are as follows:

For the years ended December 31,	2025	2024	2023
Income:
Interest on bonds	$2,559,238	$2,363,095	$1,841,102
Preferred stock dividends	18,110	21,619	42,733
Common stock dividends	340,135	151,114	149,294
Surplus debentures	32,172	30,348	33,233
Interest on policy loans	6,691	4,577	3,046
Interest on cash, cash equivalents and short term investments	96,256	121,128	53,066
Mortgage loan interest	106,209	43,926	20,485
Derivatives	(96,205)	139,793	(313,899)
Investment in limited partnerships	37,405	58,662	57,652
Low-Income Housing Tax Credits (LIHTC)	(29,171)	(24,799)	(19,961)
Other, net	87,990	20,166	15,991

Gross investment income	3,158,830	2,929,629	1,882,742
Expenses:	197,001	206,653	137,884

Net investment income	$2,961,829	$2,722,976	$1,744,858

All investment income due and accrued over 90 days is written off.

The gross, non-admitted and admitted amounts for interest income were as follows:

Investment income due and accrued:	December 31, 2025
Gross	$463,752
Non-admitted	—

Admitted	$463,752

Aggregate deferred interest	$—

Cumulative amounts of paid-in-kind interest included in the current principal balance	$6,739

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

(b)	Components of net realized capital gains (losses) are as follows:

For the years ended December 31,	2025	2024	2023
Bonds	$(16,058)	$(65,097)	$(208,131)
Preferred stocks	454	(6,375)	(69,913)
Cash, cash equivalents and short term investments	—	(3)	(3)
Derivative financial instruments	15,664	33,198	4,751
Common stocks	(39,914)	(1,249)	44
Mortgage loans	(8,956)	(5,807)	773
Investment in limited partnerships	61,385	243,118	245,591
Surplus notes	842	—	2,116
Other long term invested assets	55,451	(3,114)	2,103

Net realized capital gains (losses) before taxes and transfers to IMR	68,868	194,671	(22,669)
Income tax (expense) benefit on realized capital gains and losses	(214)	—	—

Net realized capitals gains (losses) before transfers to IMR	68,654	194,671	(22,669)
Net (gains) losses transferred to IMR net of tax*	(35,732)	22,084	116,612

Net realized capital gains (losses)	$32,922	$216,755	$93,943

*Amounts net of capital gains tax of $9,499, $(5,871) and $(30,998) for the years ended December 31, 2025, 2024 and 2023, respectively.

(c)	Carrying amount and fair value of bonds, preferred and unaffiliated common stocks, surplus debentures, short-term investments and cash equivalents, are as follows:

		Gross Unrealized
	Carrying Amount	Gains	Losses (1)	Fair Value
At December 31, 2025
Issuer credit obligations
US Gov Obligations (exempt from RBC)	$50,648	$140	$167	$50,621
Other US Gov Obligations (Not exempt from RBC)	4,889	—	169	4,720
Non-US Sovereign Jurisdiction	237,316	3,284	19,979	220,621
Municipal Bonds - General Obligations (Direct and Guaranteed)	189,000	31	13,628	175,403
Municipal Bonds - Special Revenue	1,221,003	5,228	130,757	1,095,474
Project Finance Bonds Issued by Operating
Entities - Unaffiliated	1,177,910	11,919	59,613	1,130,216
Corporate Bonds - Unaffiliated	17,660,163	206,760	1,551,121	16,315,802
Single Entity Backed Obligations - Unaffiliated	428,257	990	33,779	395,468
Bonds Issued by Funds Representing Operating
Entities - Unaffiliated	2,777,750	48,658	20,719	2,805,689
Bank Loans - Acquired - Unaffiliated	337,353	615	20	337,948

Total issuer credit obligations	$24,084,289	$277,625	$1,829,952	$22,531,962

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

		Gross Unrealized
	Carrying Amount	Gains	Losses (1)	Fair Value
Asset-Backed Securities
Agency Residential Mortgage-Backed Securities - Guaranteed (Exempt from RBC)	5,427	—	545	4,882
Agency Residential Mortgage-Backed Securities - Not/Partially Guaranteed (Not Exempt from RBC)	182,492	3,526	416	185,602
Agency Commercial Mortgage-Backed Securities - Guaranteed (Exempt from RBC)	39,614	—	2,800	36,814
Agency Commercial Mortgage-Backed Securities - Not/Partially Guaranteed (Not Exempt from RBC)	11,629	—	21	11,608
Non-Agency Residential Mortgage-Backed Securities - Unaffiliated	2,331,156	71,491	59,731	2,342,916
Non-Agency Commercial Mortgage-Backed Securities - Unaffiliated	4,786,064	45,767	149,484	4,682,347
Non-Agency - CLOs/CBOs/CDOs - Unaffiliated	10,077,840	59,014	14,113	10,122,741
Other Financial Asset-Backed Securities - Unaffiliated	3,315,654	26,999	96,853	3,245,800
Equity Backed Securities - Unaffiliated	68,938	1,310	—	70,248
Non-Financial Asset-Backed Securities - Practical Expedient - Unaffiliated	747,741	10,853	13,124	745,470
Non-Financial Asset-Backed Securities - Full Analysis - Unaffiliated	743,528	13,933	13,425	744,036

Total asset-backed securities	$22,310,083	$232,893	$350,512	$22,192,464

Total long-term bonds	$46,394,372	$510,518	$2,180,464	$44,724,426

Preferred stocks	$593,377	$3,510	$—	$596,887

Common stocks - unaffiliated	$251,605	$—	$—	$251,605

Debt securities that do not qualify as bonds	$155,355	$39,850	$—	$195,205

Surplus debentures	$626,631	$4,639	$77,706	$553,564

Short term investments	$58,314	$5	$—	$58,319

Cash equivalents	$729,789	$12	$—	$729,801

At December 31, 2024
U.S. government	$57,878	$25	$4,712	$53,191
Foreign government	184,504	70	27,677	156,897
States & political subdivisions	230,148	53	19,708	210,493
Special revenue & special assessment	1,616,268	2,741	175,213	1,443,796
Industrial and miscellaneous	40,389,865	331,263	2,478,233	38,242,895
Hybrid	577,578	2,667	19,832	560,413

Total bonds	$43,056,241	$336,819	$2,725,375	$40,667,685

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

		Gross Unrealized
	Carrying Amount	Gains	Losses (1)	Fair Value
Preferred stocks	$236,499	$51	$—	$236,550

Common stocks - unaffiliated	$290,339	$—	$—	$290,339

Surplus debentures	$590,733	$1,164	$90,107	$501,790

Short term investments	$37,038	$71	$—	$37,109

Cash equivalents	$1,640,874	$154	$—	$1,641,028

(1)	Losses are calculated as the amount by which Carrying Amount exceeds Fair Value.

(d)	Securities in an unrealized loss position that could potentially be other-than-temporarily-impaired

The Company uses a committee of investment and accounting professionals to monitor securities in an unrealized loss position for potential impairments. See Note 1 for the Company’s accounting policy for OTTI investment assets.

The following tables present the Company’s unrealized loss aging by investment type and length of time the security was in a continuous unrealized loss position at December 31, 2025 and 2024.

	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses (2)	Fair Value	Unrealized Losses (2)	Fair Value	Unrealized Losses (2)
At December 31, 2025
US Gov Obligations (exempt from RBC)	$39,869	$105	$5,498	$62	$45,367	$167
Other US Gov Obligations (Not exempt from RBC)	—	—	4,720	169	4,720	169
Non-US Sovereign Jurisdiction	28,864	292	105,068	19,688	133,932	19,980
Municipal Bonds - General Obligations (Direct and Guaranteed)	18,525	180	145,752	13,448	164,277	13,628
Municipal Bonds - Special Revenue	133,467	1,826	739,607	128,931	873,074	130,757
Project Finance Bonds Issued by Operating Entities - Unaffiliated	10,194	1,054	562,043	58,559	572,237	59,613
Corporate Bonds - Unaffiliated	2,246,825	35,228	6,777,686	1,515,892	9,024,511	1,551,120
Single Entity Backed Obligations - Unaffiliated	47,383	1,206	240,803	32,573	288,186	33,779
Bonds Issued by Funds Representing Operating Entities - Unaffiliated	203,330	1,492	224,836	19,227	428,166	20,719

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses (2)	Fair Value	Unrealized Losses (2)	Fair Value	Unrealized Losses (2)
Bank Loans - Acquired -
Unaffiliated	70,028	20	—	—	70,028	20

Total issuer credit obligations	$2,798,485	$41,403	$8,806,013	$1,788,549	$11,604,498	$1,829,952

Agency Residential Mortgage- Backed Securities - Guaranteed (Exempt from RBC)	—	—	4,865	545	4,865	545
Agency Residential Mortgage- Backed Securities - Not/ Partially Guaranteed (Not Exempt from RBC)	8,369	63	5,564	353	13,933	416
Agency Commercial Mortgage-Backed Securities - Guaranteed (Exempt from RBC)	15,338	230	21,476	2,570	36,814	2,800
Agency Commercial Mortgage-Backed Securities - Not/Partially Guaranteed (Not Exempt from RBC)	—	—	11,608	21	11,608	21
Non-Agency Residential Mortgage-Backed Securities - Unaffiliated	152,917	664	369,365	59,409	522,282	60,073
Non-Agency Commercial Mortgage-Backed Securities - Unaffiliated	467,207	9,876	1,136,203	151,635	1,603,410	161,511
Non-Agency - CLOs/CBOs/ CDOs - Unaffiliated	3,950,797	17,348	46,781	1,392	3,997,578	18,740
Other Financial Asset-Backed
Securities - Unaffiliated	218,667	3,973	1,047,345	93,639	1,266,012	97,612
Non-Financial Asset-Backed Securities - Practical Expedient - Unaffiliated	35,104	177	272,791	12,946	307,895	13,123
Non-Financial Asset-Backed Securities - Full Analysis - Unaffiliated	57,783	1,041	130,859	12,384	188,642	13,425
Total asset-backed securities	$4,906,182	$33,372	$3,046,857	$334,894	$7,953,039	$368,266
Total long-term bonds	$7,704,667	$74,775	$11,852,870	$2,123,443	$19,557,537	$2,198,218
Preferred stocks-unaffiliated	$7,528	$299	$189,213	$51,021	$196,741	$51,320
Common stocks- unaffiliated	$48,150	$11,791	$6,873	$25,119	$55,023	$36,910
Debt securities that do not qualify as bonds	$9	$286	$69,911	$7,113	$69,920	$7,399
Surplus debentures	$32,737	$422	$380,186	$77,284	$412,923	$77,706
Cash equivalents	$1,995	$—	$—	$—	$1,995	$—
Total	$7,795,086	$87,573	$12,499,053	$2,283,980	$20,294,139	$2,371,553

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses (2)	Fair Value	Unrealized Losses (2)	Fair Value	Unrealized Losses (2)
At December 31, 2024
U.S. Government	$16,909	$209	$5,367	$191	$22,276	$400
Foreign government	60,094	2,208	89,580	25,469	149,674	27,677
Municipal	139,979	7,032	65,621	12,677	205,600	19,709
Other Issuer Credit Obligations	364,854	20,169	634,039	142,804	998,893	162,973
RMBS	5,739,140	165,382	6,652,752	1,746,130	12,391,892	1,911,512
CMBS	2,178,196	49,169	4,747,903	541,597	6,926,099	590,766
CLO	131,991	4,254	309,777	15,578	441,768	19,832

Total bonds	$8,631,163	$248,423	$12,505,039	$2,484,446	$21,136,202	$2,732,869
Preferred stocks	14,496	751	199,706	41,709	214,202	42,460

Common stock- unaffiliated	38,040	791	69,482	47,282	107,522	48,073
Surplus debentures	94,201	3,789	344,441	86,318	438,642	90,107

Total	$8,777,900	$253,754	$13,118,668	$2,659,755	$21,896,568	$2,913,508

(2) Losses are calculated as the amount by which Cost or Amortized Cost exceeds Fair Value.

(3) Asset-backed securities represent all bonds subject to SSAP 43R, which include bonds that are reported in other bond categories in the table in section (c).

At December 31, 2025 and 2024, securities in an unrealized loss position were primarily concentrated in asset-backed securities and investment grade corporate debt instruments. Total unrealized losses decreased by $541,955 between December 31, 2024 and 2025. The Company has determined these securities are not OTTI based upon the Company’s current evaluation of these securities in accordance with its impairment policy and the Company’s intent and ability to retain these investments for a period of time sufficient to allow for recovery in value. The increase in unrealized losses was driven by higher treasury rates.

The following table presents the carrying amount and fair value of those securities with an unrealized loss greater than 20% of amortized cost, by length of time the security has been in a continuous unrealized loss position greater than 20% at December 31, 2025 and 2024.

	December 31, 2025			December 31, 2024
Consecutive Months	Book Value	Fair Value	Unrealized Losses	Book Value	Fair Value	Unrealized Losses
Less than six months	$23,313	$15,310	$8,003	$5,920	$2,421	$3,499
Six to twelve months	57,003	39,569	17,434	13,720	8,253	5,467
Greater than 12 months	4,580,195	3,122,410	1,457,785	5,339,850	3,638,149	1,701,700

Total	$4,660,511	$3,177,289	$1,483,222	$5,359,490	$3,648,823	$1,710,666

Based upon the Company’s analysis of these securities and current macroeconomic conditions, the Company expects these securities to pay in accordance with their contractual obligations and, therefore, has determined that these securities are not OTTI.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

(e)	Carrying amount and fair value by expected final maturity of bonds, including short term investments and cash equivalent bonds, at December 31, 2025 are as follows:

	Carrying Amount	Fair Value
Maturing in:
In one year or less	$851,682	$847,982
After one year through five years	5,620,715	5,640,535
After five years through ten years	6,809,481	6,873,848
After ten years through twenty years	20,334,802	19,849,731
Over twenty years	12,942,904	11,677,558

Total	$46,559,584	$44,889,654

Carrying amount and fair value by expected final maturity of surplus debentures at December 31, 2025 are as follows:

	Carrying Amount	Fair Value
Maturing in:
In one year or less	$27,320	$27,536
After one year through five years	43,404	43,405
After five years through ten years	81,165	80,019
After ten years through twenty years	202,220	194,177
Over twenty years	272,522	208,427

Total Surplus Debentures	$626,631	$553,564

Carrying amount and fair value by expected final maturity of debt securities that do not qualify as bonds at December 31, 2025 are as follows:

	Carrying Amount	Fair Value
Maturing in:
In one year or less	$37,473	$75,200
After one year through five years	104,309	104,313
After five years through ten years	9	9
After ten years through twenty years	3,527	3,527
Over twenty years	10,037	12,156

	$155,355	$195,205

Expected maturities may differ from contractual maturities because certain borrowers may have the right to call or prepay their obligations with or without prepayment penalties. Loaned-backed and structured securities expected maturity result from estimated cash flows and incorporating appropriate prepayment assumptions.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

(f)	Proceeds from the sale of bonds

Proceeds from the sale of bonds totaled $4,841,088 in 2025, $5,075,781 in 2024 and $5,336,657 in 2023. Gross gains on the sale of bonds totaled $30,710 in 2025, $28,866 in 2024 and $113,504 in 2023. Gross losses on the sale of bonds totaled $25,971 in 2025, $67,587 in 2024 and $235,663 in 2023. Net realized gains (losses) after tax of $35,732, $(22,084) and $(116,612), including gains (losses) on sales of derivatives, were transferred to the IMR in 2025, 2024 and 2023, respectively. The realized gains and losses transferred to the IMR are from all disposal types (e.g. sales, paydowns, etc.) that generate realized gains and losses.

(g)	Other-than-temporary impairments on bonds and preferred stocks, excluding asset-backed securities

For the years ended December 31, 2025, 2024 and 2023 the Company recognized losses totaling $28,386, $61 and $6,264, respectively, related to bonds which experienced OTTI based upon a carrying value of $58,129, $8,962 and $22,286 and a fair value of $27,089, $8,900 and $16,022, respectively, at the time of impairment. The impairments on these bonds resulted from declines in the financial condition and short term prospects of the issuers. For the years ended December 31, 2025, 2024 and 2023, the Company recognized $0, $0 and $2,424, respectively, related to preferred stocks which experienced OTTI.

(h)	Other than temporary impairments on asset-backed securities

For the years ended December 31, 2025, 2024 and 2023, the Company recognized the following OTTI losses on asset-backed securities:

	For the years ended
	December 31, 2025	December 31, 2024	December 31, 2023
Fair value at the date of OTTI recognition	$20,555	$184,586	$180,027
Amortized cost before OTTI	$36,697	$248,895	$241,277
Recognized OTTI losses	11,421	29,805	56,296
Amortized cost after OTTI	25,276	219,090	184,981

The Company recognized intent to sell impairment losses in net income of $0, $1,166 and $20,793 during the years ended December 31, 2025, 2024 and 2023, respectively.

The Company recognized OTTI on four, twelve, and twenty-one asset-backed securities of $11,421, $28,639 and $35,503 during the years ended December 31, 2025, 2024 and 2023, respectively, where the present value of cash flows expected to be collected were less than the amortized cost basis of the security.

(i)	Other than temporary impairments on debt securities that do not qualify as bonds

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

For the year ended December 31, 2025, the Company recognized the following OTTI losses on debt securities that do not qualify as bonds:

For the year ended
December 31, 2025
Amortized cost before OTTI	$39,508
Recognized OTTI losses	(5,069)
Amortized cost after OTTI	34,439
Fair Value	29,249

The Company did not recognize any intent to sell impairment losses during the year ended December 31, 2025.

(j)	Bonds on deposit

Bonds on deposit with state insurance departments to satisfy regulatory requirements had a fair value of $7,858 and $7,705 and a carrying amount of $7,792 and $7,809 at December 31, 2025 and 2024, respectively.

(k)	Concentration of credit risk

	Carrying Value	Fair Value	Unrealized Gain (Loss)	OTTI	Percent of Cash & Invested Assets
At December 31, 2025
Securities exposed to subprime mortgage risk	$65,239	$63,513	$(1,726)	$—	0.1%

Securities exposed to risk from monoline insurers	$208,797	$186,209	$(22,588)	$—	0.3%

Mortgage backed securities not exposed to subprime mortgage risk:
RMBS securities	$2,516,332	$2,530,629	$14,298	$—	4.1%
CMBS securities	4,837,307	4,730,769	(106,628)	5,696	7.8%

Total RMBS & CMBS not exposed to subprime mortgage risk	$7,353,639	$7,261,398	$(92,330)	$5,696	11.9%

Residential transition loans	$12,875	$10,248	$(2,627)	$—	— %

Hybrid bonds and preferred stocks issued by financial service companies	$557,110	$560,621	$3,511	$—	0.9%

Non-investment grade bonds	$2,178,871	$2,074,761	$(104,110)	$30,036	3.5%

Debt securities that do not qualify as bonds	$155,355	$195,205	$39,850	$5,069	0.3%

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	Carrying Value	Fair Value	Unrealized Gain (Loss)	OTTI	Percent of Cash & Invested Assets
At December 31, 2024
Securities exposed to subprime mortgage risk	$62,546	$59,560	$(2,986)	$—	0.1%

Securities exposed to risk from monoline insurers	$195,152	$168,837	$(26,315)	$—	0.3%

Mortgage backed securities not exposed to subprime mortgage risk:
RMBS securities	$2,544,148	$2,496,633	$(47,515)	$521	4.4%
CMBS securities	4,963,360	4,776,753	(186,607)	27,864	8.6%

Total RMBS & CMBS not exposed to subprime mortgage risk	$7,507,508	$7,273,386	$(234,122)	$28,385	13%

Residential transition loans	$12,875	$10,248	$(2,627)	$—	—%

Hybrid bonds and preferred stocks issued by financial service companies	$606,516	$594,362	$(12,154)	$—	1.1%

Non-investment grade bonds	$2,105,672	$1,962,154	$(143,557)	$29,185	3.7%

Securities exposed to subprime mortgage risk:

The Company holds investments exposed to subprime mortgage risk through exposure to subprime RMBS securities. These subprime RMBS securities include non-investment grade securities and securities guaranteed by monoline insurers. The Company holds investments exposed to subprime mortgage risk through its investment in an affiliated residential mortgage trust.

The Company defines exposure to subprime mortgage risk using market accepted guidelines on FICO scores and documentation. The evaluation of securities includes reviewing the quality of the servicer, pool specific statistics, the position of the security within the trust holding the mortgages and the credit enhancement available to protect the principal value of the security being evaluated. Risk exposure associated with subprime market fluctuation and cash flow deterioration is managed by actively monitoring these securities.

Securities exposed to risk from monoline insurer:

The Company holds investments exposed to risk from monoline insurers. The Company’s exposure to risk from monoline insurers includes RMBS & CMBS securities and investment grade securities.

RMBS and CMBS securities not exposed to subprime mortgage risk:

The Company holds investments in RMBS and CMBS securities that are not exposed to subprime mortgage risk. These RMBS and CMBS securities include non-investment grade securities and securities guaranteed by monoline insurers.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

Residential transition loans:

The Company, through its investment in an affiliated residential mortgage trust, holds residential transition loans which provide short-term financing for entrepreneurial single-family fix and flip projects.

Hybrid bonds and preferred stocks issued by financial service companies:

The Company also holds investments in hybrid bonds and preferred stocks issued by financial service companies. These hybrid bonds and preferred stocks include non-investment grade securities.

Non-investment grade bonds:

The Company holds non-investment grade bonds which are widely diversified and include RMBS securities and hybrid bonds issued by financial service companies. Non-investment grade bonds did not have securities with an exposure to monoline insurers at December 31, 2025 and 2024.

(l)	Mortgage loans

Commercial mortgage loans (“CMLs”) represented approximately 4% and 4% of the Company’s total investments as of December 31, 2025 and 2024, respectively. The mortgage loans in the Company’s investment portfolio, are generally comprised of high quality commercial first lien and mezzanine real estate loans. The Company primarily invests in mortgage loans on income producing properties reflected in the property type table below. The maximum percentage of any one loan to the value of the underlying property at the time of the loan purchase was 79%. The Company issued CMLs with interest rates ranging from 2.75% to 8.29% during 2025. The Company diversifies its CML portfolio by geographic region and property type to reduce concentration risk. The Company continuously evaluates CMLs based on relevant current information to ensure properties are performing at a consistent and acceptable level to secure the related debt. The distribution of CMLs by property type and geographic region is reflected in the following tables:

	December 31, 2025		December 31, 2024
	Gross Carrying Value	% of Total	Gross Carrying Value	% of Total
Property Type:
Hotel	$555,583	21.50%	$9,637	0.40%
Industrial	96,597	3.7%	552,158	24.1%
Cellular towers	192,892	7.5%	225,288	9.8%
Multifamily	179,781	7.0%	994,430	43.4%
Office	272,918	10.6%	233,351	10.2%
Mixed Use	1,126,257	43.5%	5,799	0.3%
Retail	10,229	0.4%	51,925	2.3%
Student Housing	82,850	3.2%	82,850	3.6%
Other	69,392	2.6%	133,366	5.9%

Total CMLs	$2,586,499	100.0%	$442,035	100.0%

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	December 31, 2025		December 31, 2024
	Gross Carrying Value	% of Total	Gross Carrying Value	% of Total
U.S. Region:
East North Central	$112,924	4.4%	$82,250	3.6%
East South Central	73,872	2.9%	75,999	3.3%
Middle Atlantic	270,575	10.5%	294,090	12.8%
Mountain	336,528	13.0%	346,695	15.1%
New England	100,625	3.9%	87,500	3.8%
Pacific	604,576	23.4%	603,763	26.4%
South Atlantic	858,526	33.2%	570,223	24.9%
West North Central	65,778	2.5%	62,176	2.7%
West South Central	163,094	6.2%	166,109	7.4%

Total CMLs	$2,586,499	100.0%	$2,288,805	100.0%

As of December 31, 2025, all CMLs are current and have not experienced credit or other events which would require the recording of a valuation allowance or OTTI loss.

LTV and DSC ratios are measures commonly used to assess the risk and quality of mortgage loans. The LTV ratio is expressed as a percentage of the amount of the loan relative to the value of the underlying property. A LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property’s net income to its debt service payments. A DSC ratio of less than 1.00 indicates that a property’s operations do not generate sufficient income to cover debt payments.

The following table presents the recorded investment in CMLs by LTV and DSC ratio categories and estimated fair value by the indicated loan-to-value ratios at December 31, 2025 and December 31, 2024:

	Debt Service Coverage Ratios			Total Amount	% of Total	Estimated Fair Value	% of Total
	>1.25	1.00 - 1.25	<1.00
December 31, 2025
LTV Ratios:
Less than 50%	$421,360	$2,455	$—	$423,815	16.40%	$423,815	16.40%
50% to 60%	713,586	36,065	37,308	786,959	30.40%	786,958	30.40%
60% to 75%	1,261,392	112,855	—	1,374,247	53.10%	1,374,247	53.10%
Greater than 75%	—	1,478	—	1,478	0.10%	1,478	0.10%

Commercial mortgage loans	$2,396,338	$152,853	$37,308	$2,586,499	100.00%	$2,586,498	100.00%

December 31, 2024
LTV Ratios:
Less than 50%	$385,978	$34,987	$—	$420,965	18.40%	$406,232	19.50%
50% to 60%	654,127	54,505	11,908	720,540	31.50%	630,431	32.40%
60% to 75%	1,143,938	1,885	—	1,145,823	50.00%	959,961	47.60%
Greater than 75%	1,478	—	—	1,478	0.10%	1,474	0.50%

Commercial mortgage loans	$2,185,521	$91,377	$11,908	$2,288,806	100.00%	$1,998,098	100.00%

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

The Company recognizes a mortgage loan as delinquent when payments on the loan are greater than 30 days past due. At December 31, 2025 and December 31, 2024, the Company had the following CMLs that were delinquent in principal or interest payments.

	December 31, 2025	December 31, 2024
Current to 30 days	$2,580,372	$2,288,805
Past due	—	—
60 to 90 days past due	—	—
Greater than 90 days past due	6,127	—
Valuation allowance associated with impaired mortgage loans on real estate	—	—
Unamortized premium (discount)	—	—

Total carrying value	$2,586,499	$2,288,805

(m)	Derivative instruments

The types of derivatives contracts used by the Company generally include equity options, equity index futures contracts, foreign currency forward contracts, interest rate swaps, and cross-currency swaps.

The Company enters into equity index options contracts to economically hedge the risk associated with its FIA, IUL, and RILA products in which the interest credited to policyholders is tied to an external equity index. The Company purchases these option contracts for an upfront cash premium. At termination, the Company will receive cash equal to the fair value of the option. These contracts have not been designated as highly effective hedges under SSAP 86.

The Company enters into exchange-traded equity indexed futures contracts with regulated futures commissions merchants (“FCM”) who are members of a trading exchange. Under these contracts, the Company agrees to purchase a specified number of contracts at values determined by the values of underlying referenced equity indices. The Company receives/posts cash variation margin with its FCM on a daily basis in an amount equal to the difference in the daily market values of those contracts. These futures contracts are used to economically hedge equity index-based returns credited to policyholder accounts associated with FIA and IUL policies issued by the Company. These futures contracts have not been designated as highly effective hedges under SSAP 86.

Foreign currency forward contracts are used to minimize foreign currency risk. A foreign currency forward is a derivative without an initial cash investment where the Company and the counterparty agree to exchange a specific amount of currencies, at a specific exchange rate, on a specific date. The Company uses these forward contracts to hedge the currency risk arising from certain foreign currency denominated investments. At maturity, the contracts are net settled with the counterparty for cash. These contracts have not been designated as highly effective hedges under SSAP 86.

Interest rate swaps are used for replication purposes and in Fair Value Hedging relationships under SSAP 86. Replicated (synthetic asset) transactions (“RSATs”) are derivative transactions entered in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. The Company pairs fixed and floating rate assets and liabilities with either pay-float, receive-fixed or pay-fixed, receive-float interest rate swaps to convert the hedging instrument’s payment streams to a floating or fixed rate. The Company exchanges cash, at specified intervals, the difference between the

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. No cash is exchanged at the inception of the contract and neither party makes notional principal payments.

Cross-currency swaps are used to hedge the foreign currency and interest rate risk associated with certain foreign currency denominated long-term bonds held. The Company uses currency swaps for replication purposes (RSAT transactions) and in Fair Value hedging relationships under SSAP 86. Under these currency swaps, the Company agrees to pay, at specified intervals, foreign currency denominated interest payments to the counterparty in exchange for U.S. dollar (functional currency) denominated interest payments. These interest payments are calculated by reference to agreed-upon notional principal amounts. The notional principal amount of each currency is exchanged at the inception and termination of the cross-currency interest rate swap by each party. By entering into these swaps, the Company has effectively converted a foreign currency denominated asset into a U.S. dollar denominated asset.

As of December 31, 2025, the Company has no derivative contracts with financing premiums.

The Company uses derivatives to hedge interest rate, foreign currency, and equity risks associated with its assets and liabilities. Risks associated with derivatives include market risk (the derivative value will be adversely impacted by changes in the market, primarily changes in interest rates, foreign exchange rates, and equity prices). The market risk of derivatives should generally offset the market risk associated with the hedged asset or liability. The Company is also exposed to credit risk in the event of non-performance by its counterparties, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The counterparty credit exposure of derivatives is limited to the value of those contracts in a net gain position. The Company further mitigates credit risk by executing its derivatives transactions under International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements which include collateral and variation margin requirements. These agreements require the counterparty in a net loss position to submit acceptable collateral (typically cash or government securities) with the other counterparty in the event the net loss position meets or exceeds a certain amount.

The carrying value and fair value of our derivative instruments classified as assets and (liabilities) was as follows:

	December 31, 2025			December 31, 2024
	Carrying Amount	Contract or Notional Amount	Fair Value	Carrying Amount	Contract or Notional Amount	Fair Value
Options	$498,045	$29,552,576	$1,059,623	$485,083	$29,487,037	$771,045
Futures	(922)	—	(922)	104	527	104
Foreign Exchange Forwards	309	92,646	309	856	117,898	856
Interest Rate Swaps	—	6,985,317	83,424	—	5,040,000	5,083
Cross Currency Swaps	(2,096)	484,948	(7,971)	1,814	38,866	2,069

Total Derivative Instruments	$495,336	$37,115,487	$1,134,463	$487,857	$34,684,328	$779,157

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

(n)	Low-Income Housing Tax Credits (LIHTC)

(1)	At December 31, 2025, the Company did not have unexpired tax credits for LIHTC investments.

As of December 31, 2025, the Company has a commitment for additional investments and amounts, respectively. The length of time remaining for holding period ranged from one to sixteen years. The amount of contingent equity commitments shown below are expected to be paid during the years 2026 to 2042.

LIHTC Investment	Commitments
R4 Housing Partners V, LP	$51
R4 Housing Partners X, LP	775
R4 Housing Partners XI, LP	1,302
R4 Housing Partners XII, LP	1,047
R4 Silver Spring Housing Partners, LP	1,060
R4 Housing Partners XIV, LP	5,625
R4 Housing Partners Miami, LP	1,820
R4 Housing Partners XVI, LP	2,847
R4 Housing Partners XVII, LP	6,762
R4 Housing Partners XIX, LP	7,498
R4 Housing Partners XX, LP	19,490
R4 Housing Partners XXIV, LP	28,483
Cinnaire Fund 42	29,736

Total	$106,496

(2)	The amount of tax benefits recognized are as follows:

LIHTC Investment	December 31, 2025	December 31, 2024
R4 Housing Partners IV, LP	$(1,542)	$(3,115)
R4 Housing Partners V, LP	(2,054)	(8,417)
R4 Housing Partners X, LP	(2,462)	(9,669)
R4 Housing Partners XI, LP	(3,671)	(12,289)
R4 Housing Partners XII, LP	(3,650)	(12,711)
R4 Silver Spring Housing Partners, LP	(485)	(261)
R4 Housing Partners XIV, LP	(3,087)	(9,313)
R4 Housing Partners Miami, LP	(1,716)	(761)
R4 Housing Partners XVI, LP	(3,274)	(5,059)
R4 Housing Partners XVII, LP	(4,594)	(4,628)
R4 Housing Partners XIX, LP	(3,087)	(2,604)
R4 Housing Partners XX, LP	(2,949)	(2,090)

Total	$(32,571)	$(70,917)

(3)	At December 31, 2025 and December 31, 2024, the Company’s LIHTC balance recognized in the statement of financial position was $163,158 and $130,933, respectively.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

(4)	None of the LIHTC properties are currently subject to regulatory reviews.

(5)	As of December 31, 2025, the tax credits expected to be generated each year were as follows:

Fiscal Year	Transferrable	Non Transferrable
2026	$—	$37,559
2027	—	39,473
2028	—	39,715
2029	—	37,743
2030 and thereafter	—	34,937

Total expected Tax Credits	$—	$189,427

(6)	Carrying value of state and federal tax credits disaggregated by transferable/certificated and non-transferable, gross of any related tax liabilities by jurisdiction and in total were as follows:

Description of transferable and non-transferable tax credits	Jurisdiction	Carrying Value	Unused Amount
Transferable tax credit	None	$—	$—
Non-transferable tax credit	None	110,506	110,506

Total		$110,506	$110,506

As of December 31, 2025, the state and federal tax credits were non-admitted.

(7)	The Company monitors the corresponding state and federal tax capacity to project when any unused transferable and non-transfable tax credits will be utilized.

(8)	Method of estimating utilization of remaining state and federal tax credits:

The Company monitors the corresponding state and federal tax capacity to project when any unused state and federal tax credits will be utilized.

(o)	The Company has no investments in joint ventures, partnerships, or limited liability companies in excess of 10% of its admitted assets.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

(p)	Commitments

The Company has unfunded investment commitments as of December 31, 2025 based upon the timing of when investments are executed compared to when the actual investments are funded, as some investments require that funding occur over a period of months or years. A summary of unfunded commitments as of December 31, 2025 by invested asset class is included below:

December 31, 2025
Limited Partnerships with characteristics of:
Common stock - Unaffiliated	$1,235,348
Common stock - Affiliated	24,169
Bonds - Unaffiliated	110,469
Real estate - Unaffiliated	488,022
Other - Unaffiliated	5,121
Federal Low Income Housing Tax Credit - Unaffiliated	106,496

Total	$1,969,625

(q)	Prepayment penalties and acceleration fees for securities sold, disposed or otherwise redeemed as a result of a callable feature

The number of CUSIPs sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of prepayment penalties and/or acceleration fees for the years ended December 31, 2025, 2024 and 2023 are presented in the table below:

	General Account		Separate Account
	Number of CUSIPs	Aggregate amount of investment income	Number of CUSIPs	Aggregate amount of investment income
2025	26	$3,416	1	$298
2024	11	$1,647	8	$2,786
2023	3	$669	—	$—

(r)	5GI Securities

Securities with NAIC 5GI Designations are deemed to possess the credit characteristics of securities assigned an NAIC 5 Designation. A security self-designated as NAIC 5GI incurs regulatory treatment associated with an NAIC 5 Designation. The number of 5GI securities as well as the aggregate book adjusted carrying value and aggregate fair value for the years ended December 31, 2025 and 2024 are presented in the table below:

	Number of 5GI Securities		Aggregate Book Adjusted Carrying Value		Aggregate Fair Value
	2025	2024	2025	2024	2025	2024
Bonds	—	1	$—	$21,891	$—	$11,723

Total	—	1	$—	$21,891	$—	$11,723

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

(s)	The amount that could be realized on life insurance where the reporting entity is owner and beneficiary or has otherwise obtained rights to control the policy

(1)	Amount of admitted balance that could be realized from an investment vehicle	$426,589
(2)	Percentage Bonds	0%
(3)	Percentage Stocks	0%
(4)	Percentage Mortgage Loans	0%
(5)	Percentage Real Estate	0%
(6)	Percentage Cash and Short Term Investments	91%
(7)	Percentage Derivatives	0%
(8)	Percentage Other Invested Assets	9%

(t)	SCA and SSAP No. 48 Entity Loss Tracking

Entity	Debt Instrument	Reporting Entity’s Share of Net Income (Loss)	Accumulated Share of Net Income (Losses)	Reporting Entity’s Share of Equity, Including Negative Equity	Guaranteed Obligation/ Commitment for Financial Support (Yes/No)	Amount of the Recognized Guarantee Under SSAP No. 5R

RENOVATE	Renovate

TOPCO A LP	Funding I LLC	$(858)	$(448)	$(448)	No	N/A
	Renovate

RENOVATE	Funding II

TOPCO A LP	LLC	$(1,089)	$(228)	$(228)	No	N/A
	Renovate

RENOVATE	Funding III

TOPCO A LP	LLC	$(845)	$(266)	$(266)	No	N/A

The losses reported in Column 4 above have impacted other investments owned by the Company. These losses in excess of the limited partnership’s carrying value have been applied to reduce the carrying value of the most subordinated debt tranche investments related to the equity interest as disclosed in the table above.

NOTE 3: SUBSIDIARIES

The Company owns 100% of the outstanding common stock of all its insurance subsidiaries.

Statutory financial information of the Company’s insurance subsidiaries, FGLICNY, Raven Re, and Corbeau Re are summarized as follows:

At or for the years ended December 31,	2025	2024	2023
Total admitted assets:
FGLICNY	$590,233	$584,054	$571,604
Raven Re	260,489	286,064	311,121
Corbeau Re	2,088,847	1,684,962	1,043,384

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

At or for the years ended December 31,	2025	2024	2023

Total capital and surplus:
FGLICNY	$121,975	$96,865	$86,079
Raven Re	181,530	168,030	139,700
Corbeau Re	235,921	178,219	170,903

Net income (loss):
FGLICNY	$28,518	$8,470	$5,361
Raven Re	38,366	54,015	59,777
Corbeau Re	(200,585)	(457,782)	(644,204)

Raven Re and Corbeau Re are special purpose captive reinsurance companies domiciled in the State of Vermont. The financial statements of Raven Re and Corbeau Re are presented on the basis of accounting practices prescribed or permitted by the Vermont Department of Financial Regulation (the “Vermont Department”). The Vermont Department recognizes only statutory accounting practices prescribed or permitted by the Vermont Department for determining and reporting the financial condition and results of operations and for determining solvency under Vermont Insurance Law. The State of Vermont has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) as a component of its prescribed or permitted practices. Accordingly, the financial statements of Raven Re and Corbeau Re are prepared in conformity with these prescribed practices and include certain permitted practices approved by the Vermont Department.

Raven Re applies two permitted practices to (i) include, as an admitted asset, the value of a letter of credit (“LOC”) serving as collateral for reinsurance credit taken by the company in connection to the reinsurance agreement with Raven Re and (ii) calculate assumed reserves under IAC 191. The available amount of the LOC was $150,000, $175,000, and $200,000 as of December 31, 2025, 2024, and 2023, respectively.

Without such permitted statutory accounting practices, Raven Re’s statutory surplus would be decreased by $152,902, $181,186 and $228,482 as of December 31, 2025, 2024 and 2023, respectively. Additionally, Raven Re’s net income would be increased by $4,156 and decreased by $4,825 and $270 as of December 31, 2025, 2024, and 2023, respectively.

If Raven Re had completed its statutory financial statements in accordance with NAIC SAP, the Company would have reported its investment in Raven Re as $28,628 at December 31, 2025 and $0 at 2024 and 2023, respectively.

Without such permitted accounting practices, Raven Re’s statutory capital and surplus would have been in a deficit position in 2024 and 2023 and its risk-based capital would fall below the minimum regulatory requirements.

Corbeau Re applies two permitted practices to (i) account for the amount equal to the excess of loss amount (“XOL”) as an admitted asset on its statutory financial statements and (ii) that the reserves assumed are equal to the reserves ceded by the Company, which include application of IAC 191. The amount of the XOL was $1,488,885, $1,230,234, and $765,187 at December 31, 2025 and 2024, respectively.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

Without such permitted statutory accounting practices, Corbeau Re’s statutory surplus would be decreased by $1,488,465, $1,230,102 and $765,295 as of December 31, 2025, 2024 and 2023, respectively. Additionally, Corbeau Re’s net income would be increased by $365 and $304 and decreased by $108 as of December 31, 2025, 2024 and 2023, respectively.

If Corbeau Re had completed its statutory financial statements in accordance with NAIC SAP, the Company would have reported its investment in Corbeau Re as $0 at December 31, 2025, 2024 and 2023, respectively. Without such permitted accounting practices, Corbeau Re’s statutory capital and surplus would have been in a deficit position in 2025, 2024, and 2023 and its risk-based capital would fall below the minimum regulatory requirements.

F&G Life Re is carried at audited GAAP equity, adjusted to a limited statutory basis of accounting. The GAAP financial information of F&G Life Re is summarized as follows:

At or for the years ended December 31,	2025	2024	2023
Assets	$2,447,874	$4,083,834	$4,707,686

Equity	84,286	122,713	11,178

Net income (loss)	159,568	138,729	150,558

Treaty Oak Mortgage Trust, a wholly-owned non-insurance subsidiary, holds the Company’s residential mortgage loans (“RMLs”) in trust. There is no other type of asset held in the trust. The Company pledged RMLs held in the trust with the FHLB to be used as collateral to secure the FHLB funding agreement liabilities. The carrying value of the pledged RMLs as of December 31, 2025, 2024, 2023 was $1,670,460, $1,193,138, and $758,870, respectively, and the fair value of the pledged RMLs as of December 31, 2025, 2024, 2023 was $1,571,968, $1,052,060, and $668,414, respectively.

The GAAP financial information of Treaty Oak Mortgage Trust is summarized as follows:

At or for the years ended December 31,	2025	2024	2023
Assets	$4,724,518	$3,033,388	$2,827,287

Equity	4,708,359	3,291,500	2,817,106

Net income (loss)	183,739	136,411	92,311

The operations and net worth of the Company’s remaining non-insurance subsidiaries are not material.

NOTE 4: TRANSACTIONS WITH AFFILIATES

The Company periodically reimburses Fidelity & Guaranty Life Business Services, Inc. (“FGLBS”), an affiliate, for costs incurred on its behalf subject to an expense sharing agreement that has been approved by the IID. These costs include routine operating expenses incurred in the normal conduct of business such as shared home office facilities, information technology, finance, legal, actuarial, human resource services and general overhead costs, including salaries and benefits. These costs are generally determined on the basis of use and are included in expenses as incurred. In 2025, 2024 and 2023, amounts incurred by the Company were $435,528, $457,213 and $409,843, respectively.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

FGLBS’s employees participate in a stock-based incentive plan sponsored by FGAL that permits the granting of awards in the form of qualified stock options, non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights, unrestricted stock, performance-based awards, dividend equivalents, cash awards and any combination of the foregoing. Costs incurred under the expense sharing agreement between the Company and FGLBS include $30,790, $28,835 and $23,966 of share-based compensation expense related to the participation of FGLBS’s employees in this plan for the years ended December 31, 2025, 2024 and 2023, respectively. The Company is not directly liable for obligations under the FGAL stock-based incentive plans.

The Company leases office space under an operating lease agreement, on behalf of FGLBS, that expires in December, 2030. The operating lease has a renewal option to extend the term of the lease for 2 periods of 5 years each, upon all of the same terms and conditions, except that the rent provided during such period shall be the fair market rental value at the time of exercise of the respective option. The Company does not have an operating lease purchase option, or escalation clause. At December 31, 2025, FGLBS was current on all of its obligations under the current operating lease agreement.

The Company shares these facilities with other affiliates and reimburses FGLBS for its use of these facilities. Rent expense allocated to the Company by FGLBS for its shared facilities for the years ended December 31, 2025, 2024 and 2023, was $2,788, $3,535 and $2,970, respectively.

The Company has the one-time right to terminate the lease agreement effective on the last day of the eighty-fourth calendar month following the commencement of the payment of rent under the lease, but only upon 9 months advance written notice to the landlord.

At December 31, 2025, the minimum aggregate rental commitments are as follows:

2026	$1,650
2027	1,683
2028	1,716
2029	1,750
2030	1,634
Thereafter	—

Total	$8,433

As of December 31, 2025, 2024 and 2023, the Company had unfunded commitments relating to affiliated investments of $24,169, $8,049 and $6,614, respectively.

The Company did not recognize impairment losses on its affiliated investments during 2025, 2024 or 2023.

Amounts due from and due to the Company’s parent and/or affiliates resulting from affiliate transactions, other than reinsurance transactions and federal income tax sharing transactions, are classified as receivable from or payable to affiliates in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The terms of the settlement of the current balances require that the amounts be settled within 30 days.

See Note 5f for a description of income tax transactions with affiliated entities, Note 8 for further discussion of reinsurance transactions with affiliated entities, Note 10 for information regarding surplus note transactions with FGLH and Note 11 for capital contribution transactions from FGLH.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

NOTE 5: FEDERAL INCOME TAXES

(a)	Net deferred tax asset/(liability)

Tax laws and statutory accounting principles differ in their recognition and measurement of assets and liabilities, giving rise to differences between the tax bases of assets or liabilities and their reported amounts in the statutory financial statements. Those differences create deferred tax assets (“DTAs” or “DTA”) and deferred tax liabilities (“DTLs” or “DTL”) related to the estimated future tax consequences of those differences. If, based on the weight of available evidence, it is more likely than not (a likelihood of greater than 50 percent) that some portion or all of the gross DTAs will not be realized, the DTAs are reduced by a statutory valuation allowance adjustment. In the event that the gross DTA after consideration of a valuation allowance, an entity is subject to admissibility testing under SSAP No. 101 to determine the amount of deferred tax assets that can be admitted. Under the guidance provided in SSAP No. 101, the Company is permitted to admit the lesser of the amount of deferred tax assets expected to be realized during a three-year lookout period or 15% of its adjusted capital and surplus.

1.	The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2025
	Ordinary	Capital	Total
Gross DTA	$624,982	$23,496	$648,478
Statutory valuation allowance	—	(11,352)	(11,352)

Adjusted gross DTA	624,982	12,144	637,126
Deferred tax liabilities	(19,462)	(182,358)	(201,820)

Net DTA (DTL)	605,520	(170,214)	435,306
DTA nonadmitted	(206,884)	—	(206,884)

Net admitted DTA (DTL)	$398,636	$(170,214)	$228,422

	December 31, 2024
	Ordinary	Capital	Total
Gross DTA	$612,487	$39,942	$652,429
Statutory valuation allowance	—	(11,988)	(11,988)

Adjusted gross DTA	612,487	27,954	640,441
Deferred tax liabilities	(54,509)	(134,068)	(188,577)

Net DTA (DTL)	557,978	(106,114)	451,864
DTA nonadmitted	(236,062)	—	(236,062)

Net admitted DTA (DTL)	$321,916	$(106,114)	$215,802

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	Change
	Ordinary	Capital	Total
Gross DTA	$12,495	$(16,446)	$(3,951)
Statutory valuation allowance	—	636	636

Adjusted gross DTA	12,495	(15,810)	(3,315)
Deferred tax liabilities	35,047	(48,290)	(13,243)

Net DTA (DTL)	47,542	(64,100)	(16,558)
DTA nonadmitted	29,178	—	29,178

Net admitted DTA (DTL)	$76,720	$(64,100)	$12,620

SSAP 101 provides that deferred tax assets (“DTAs”) are reduced by a statutory valuation allowance if, based on the weight of all available evidence, it’s more likely than not that some or all of the DTA will not be realized. Based on the available evidence, including the impacts of CAMT, the Company is not recording a valuation allowance against the ordinary deferred tax assets in the current year. In accordance with NAIC guidance issued on September 21, 2023, INT 23-03, section 22, the Company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets. As of December 31, 2025 the Company determined it was more likely than not that $11,352 of the Capital Deferred Tax Assets would not be realized. As of December 31, 2024, the Company had $11,988 capital valuation allowance.

The change in net deferred income tax is as follows:

	2025	2024	Change
Adjusted gross deferred tax assets	$637,126	$640,441	$(3,315)
Total deferred tax liabilities	(201,820)	(188,578)	(13,242)

Net deferred tax assets	$435,306	$451,863	(16,557)

Tax effect of unrealized gains and losses			29,335

Change in net deferred income tax			$12,778

2.	SSAP No. 101 admission calculation components:

	December 31, 2025
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding the Amount of Deferred Tax Assets from 2(a) above) After Application of the Threshold Limitation (The Lesser of 2(b)1 and 2(b)2 Below)	228,422	—	228,422
1 Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	252,468	—	252,468
2 Adjusted Gross Deferred Tax Assets Allowed Per Limitation Threshold	XXX	XXX	228,422

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	December 31, 2025
	Ordinary	Capital	Total
(c) Adjusted Gross Deferred Tax Assets (Excluding the amount of Deferred Tax Assets from 2(a) and 2 (b) above) offset by Gross Deferred Tax Liabilities	189,676	12,144	201,820

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101 Total (2(a)+2(b)+2(c))	$418,098	$12,144	$430,242

	December 31, 2024
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding the Amount of Deferred Tax Assets from 2(a) above) After Application of the Threshold Limitation (The Lesser of 2(b)1 and 2(b)2 Below)	205,302	10,500	215,802
1 Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	212,478	10,500	222,978
2 Adjusted Gross Deferred Tax Assets Allowed Per Limitation Threshold	XXX	XXX	215,802
(c) Adjusted Gross Deferred Tax Assets (Excluding the amount of Deferred Tax Assets from 2(a) and 2 (b) above) offset by Gross Deferred Tax Liabilities	171,123	17,455	188,578

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101 Total (2(a)+2(b)+2(c))	$376,425	$27,955	$404,380

	Change
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$ — $	—
(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding the Amount of Deferred Tax Assets from 2(a) above) After Application of the Threshold Limitation (The Lesser of 2(b)1 and 2(b)2 Below)	23,120	(10,500)	12,620
1 Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	39,990	(10,500)	29,490
2 Adjusted Gross Deferred Tax Assets Allowed Per Limitation Threshold	XXX	XXX	12,620
(c) Adjusted Gross Deferred Tax Assets (Excluding the amount of Deferred Tax Assets from 2(a) and 2 (b) above) offset by Gross Deferred Tax Liabilities	18,553	(5,311)	13,242

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101 Total (2(a)+2(b)+2(c))	$41,673	$(15,811)	$25,862

Under SSAP No. 101, there are three prescribed methods for calculating the admissibility of the net deferred tax asset. The method utilized is based on the Authorized Control Level Risk Capital (“ACL RBC”) of the entity. The Company’s ACL RBC at December 31, 2025 and 2024, as shown below, is greater than 300%. As a result, the Company can admit deferred tax assets that are expected to be realized over a three-year lookout period, not to exceed 15% of the adjusted capital and surplus.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

Realization Threshold Data:	2025	2024
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount - Ex DTA ACL RBC	809%	769%
(b) Amount of Adjusted Capital and Surplus Used To Determine Recovery Period And The Threshold Limitation in 2(b)2 Above.	$3,269,913	$2,877,040

	2025
Impact of Tax-Planning Strategies	Ordinary		Capital	Total
	%		%	%
(a) Adjusted Gross DTA	624,982		12,144	637,126
% of Total Adjusted Gross DTA	—%		86.463%	1.648%
(b) Net Admitted Adjusted Gross DTA	418,098		12,144	430,242
% of Total Net Admitted Adjusted Gross DTAs	9.36%		—%	9.096%

(c) The Company’s tax-planning strategies do not include the use of reinsurance.

	2024
Impact of Tax-Planning Strategies	Ordinary		Capital	Total
	%		%	%
(a) Adjusted Gross DTA	612,487		27,955	640,442
% of Total Adjusted Gross DTA	—%		81.552%	3.560%
(b) Net Admitted Adjusted Gross DTA	376,425		27,955	404,380
% of Total Net Admitted Adjusted Gross DTAs	10.646%		—%	9.910%

(c) The Company’s tax-planning strategies do not include the use of reinsurance.

	Change
Impact of Tax-Planning Strategies	Ordinary		Capital	Total
	%		%	%
(a) Adjusted Gross DTA	12,495		(15,811)	(3,316)
% of Total Adjusted Gross DTA	—%		4.911%	4.911%
(b) Net Admitted Adjusted Gross DTA	41,673		(15,811)	25,862
% of Total Net Admitted Adjusted Gross DTAs	(1.286	) %	—%	(0.814	) %

The Company has no significant deferred tax liabilities that have not been recorded.

(b)	Current income taxes

Current income taxes incurred consist of the following major components:

For the years ended December 31,	2025	2024	2023
Current income tax expense (benefit)	$26,394	$125,400	$92,065
Tax return true up and tax on amended returns	(63,644)	(9,465)	(7,486)

Subtotal	(37,250)	115,935	84,579
Current year capital gains tax expense (benefit)	1,855	—	—

Federal income tax expense (benefit) incurred	$(35,395)	$115,935	$84,579

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

(c)	Deferred income taxes

The December 31, 2025 and 2024 balances and related disclosures are calculated and presented as provided pursuant to SSAP No. 101.

The Inflation Reduction Act of 2022 (the “IRA”) was signed into law on August 16, 2022. Among other changes, the IRA introduced a 15% corporate alternative minimum tax (“CAMT”) on adjusted financial statement income and a 1% excise tax on treasury stock repurchases. The effective date of these provisions was January 1, 2023. For purposes of calculating the adjusted financial statement income, the Company is included in the controlled group of FNF, its parent company. Based on the available guidance, for the prior three tax years the FNF controlled group exceeded the $1,000,000 threshold, and therefore the Company is a member of the tax controlled group and is an applicable corporation for the calendar year ended December 31, 2025 and 2024. The NAIC issued guidance on September 21, 2023, INT 23-03; therefore in accordance with the published NAIC guidance, the Company has calculated and recognized CAMT in its current and deferred tax computations.

The Company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets. SSAP 101 provides that deferred tax assets (“DTAs”) are reduced by a statutory valuation allowance if, based on the weight of all available evidence, it’s more likely than not that some or all of the DTA will not be realized. Based on the available evidence, including the impacts of CAMT, the Company is not recording a valuation allowance against the ordinary deferred tax assets in the current year.

The Company reported CAMT credits of $6,985 and $154,473 as DTAs at December 31, 2025 and December 31, 2024, respectively. These credits were generated in the current and prior year as a result of the new tax legislation and have no expiration date.

The tax effects of significant temporary differences giving rise to deferred tax assets and liabilities as of December 31, 2025 and 2024 are as follows:

	December 31, 2025
	Ordinary	Capital	Total
Deferred tax assets:
Property and equipment	$8,727	$—	$8,727
Discounting of unpaid losses	30,204	—	30,204
Investment basis differences	5,481	23,496	28,977
Policyholder reserves	148,863	—	148,863
Deferred policyholder acquisition expenses	166,515	—	166,515
Receivable from agents	26,121	—	26,121
Tax credits	110,506	—	110,506
CAMT credit	6,985	—	6,985
Net operating loss carryforward	92	—	92
Derivatives	97,839	—	97,839
Other	23,649	—	23,649

Total gross DTA	624,982	23,496	648,478

Statutory valuation allowance	—	(11,352)	(11,352)
Nonadmitted DTA	(206,884)	—	(206,884)

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	December 31, 2025
	Ordinary	Capital	Total
Admitted DTA	418,098	12,144	430,242

Deferred tax liabilities:
Investment basis differences	2,930	182,358	185,288
Fixed Assets	2,041	—	2,041
Policyholders reserves	7,516	—	7,516
Other	6,975	—	6,975

Total deferred tax liabilities	19,462	182,358	201,820

Net admitted DTA (DTL)	$398,636	$(170,214)	228,422

	December 31, 2024
	Ordinary	Capital	Total
Deferred tax assets:
Property and equipment	$6,365	$—	$6,365
Discounting of unpaid losses	—	—	—
Investment basis differences	10,806	21,238	32,044
Policyholder reserves	143,351	—	143,351
Deferred policyholder acquisition expenses	144,828	—	144,828
Receivable from agents	20,228	—	20,228
Tax credits	4,873	—	4,873
CAMT credit	154,473	—	154,473
Net operating loss carryforward	29,884	18,704	48,588
Derivatives	88,465	—	88,465
Other	9,214	—	9,214

Total gross DTA	612,487	39,942	652,429

Statutory valuation allowance	—	(11,988)	(11,988)
Nonadmitted DTA	(236,062)	—	(236,062)

Admitted DTA	376,425	27,954	404,379
Deferred tax liabilities:
Investment basis differences	26,685	134,068	160,753
Fixed Assets	2,248	—	2,248
Policyholders reserves	16,508	—	16,508
Other	9,069	—	9,069

Total deferred tax liabilities	54,510	134,068	188,578

Net admitted DTA	$321,915	$(106,114)	$215,801

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

(d)	Permanent and temporary differences

The Company’s income tax incurred and change in deferred income tax differ from the amount obtained by applying the federal statutory rate of 21% to the net gain (loss) before income tax as follows:

For the years ended December 31,	2025	2024	2023
Net gain (loss) from operations before income taxes	$(328,991)	$62,638	$(470,901)
Net realized capital gain (loss)	66,370	177,448	(35,629)

	(262,621)	240,086	(506,530)
Income tax incurred at 21% statutory rate	(55,150)	50,418	(106,371)
Increase (decrease) resulting from:
Dividends received deduction	(1,098)	(1,494)	(2,603)
Nondeductible expenses for meals, penalties, and lobbying	212	119	23
IMR amortization	(3,545)	4,846	17,659
Income from subsidiary	(26,815)	962	(3,378)
Tax credits earned in current year	(32,629)	(27,234)	(19,077)
Amortization of deferred gains	(29,110)	(41,135)	(36,132)
Deferred reinsurance gain	137,178	—	121,869
Deductible management fees	(1,645)	(7,758)	(10,436)
Transfer pricing adjustments	—	(4,780)	(4,332)
ICOLI	(6,637)	(5,017)	(4,576)
Tax exempt interest	(15)	(27)	(31)
Prior year tax adjustment	(2,081)	(3,905)	(6,019)
Change in statutory valuation allowance adjustment	(636)	(11,060)	(1,690)
Change in Surplus Adjustments	(6,766)	(191)	11,532
Change in Non-admitted (assets)	(5,886)	(2,329)	(5,635)
Facilitative Acquisition Fees	—	—	45
Change in Deferred Tax Only	(2,179)	(11,060)	(1,186)
Other	(11,370)	(1,197)	359

Total income tax expense (benefit) incurred	$(48,172)	$(60,842)	$(49,979)

Current income tax incurred *	$(35,394)	$115,935	$84,579
Change in deferred income tax	(12,778)	(176,777)	(134,558)

Total income tax expense (benefit) incurred	$(48,172)	$(60,842)	$(49,979)

Change in reserve on account of change in valuation basis

* Includes capital gains (losses) taxes of $1,855, $0, and $0 for the years ended December 31, 2025, 2024 and 2023, respectively.

(e)	Net operating losses and other carry-forwards

The Company files a consolidated federal income tax return with its subsidiaries, FGLICNY, Raven Re, F&G Life Re, and Corbeau Re (“the life companies” or “the life group”). As of December 31, 2025, the life companies have consolidated operating loss of $185,123 with unlimited carryforward, of which none is subject to an annual limitation under IRC section 382. The life companies have an 80% offset to future taxable income generated. As of December 31, 2025, the Company generated a $0 capital loss carryforward, available to offset capital losses for the next five years. In addition, the life companies have $110,506 of Low-Income Housing Tax Credits carryforward to offset taxable income in the future. If unused, the credits will expire in the years 2042 through 2045. On a stand-alone basis, $404 NOL and all of the tax credits described above belong to the Company.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

The Life group incurred $2,016 of capital gain taxes for the period ending December 31, 2025. On a stand alone basis, there was $1,855 capital gain taxes belonging to the Company.

The Company did not have any deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (“IRS”) Code as of December 31, 2025.

The Company has no repatriation transition tax liability.

The Company has a CAMT credit of $6,985 to carryforward, which has an unlimited carryforward period. The CAMT credit can be used to reduce regular tax in future years when the regular tax liability is in excess of the tentative CAMT liability as permitted under the tax law.

(f)	Intercompany income tax balances

At December 31, 2025, the Company had an income tax receivable balance of $823 due from FGLICNY, an income tax receivable balance of $2,659 due from Raven Re, an income tax receivable balance of $5,580 due from F&G Life Re, and an income tax payable balance $34,742 due to Corbeau Re. At December 31, 2024, the Company had income tax receivable balance of $384 due from FGLICNY, an income tax receivable balance of $2,584 due from Raven Re, an income tax receivable balance of $5,812 due from F&G Life Re, and an income tax payable balance $16,073 due to Corbeau Re.

The Company is not currently under audit by any Federal or State taxing authority for income taxes. The tax years that remain subject to examination at December 31, 2025 are years ended December 31, 2022 through December 31, 2025.

NOTE 6: FAIR VALUE OF FINANCIAL INSTRUMENTS

Certain financial instruments are carried at fair value in the Statement of Admitted Assets, Liabilities, and Capital and Surplus. Other financial instruments are periodically measured at fair value, such as when impaired or for certain bonds and preferred stocks when carried at the lower of cost or market.

While certain financial instruments and all nonfinancial instruments, including many insurance-related liabilities are not carried at fair value, it is the Company’s asset/liability matching strategy to consider the future cash requirements of its insurance-related liabilities in investment decisions.

The Company’s measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which may include the Company’s own credit risk. The Company’s estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market for that asset or liability in the absence of a principal market, as opposed to the price that would be paid to acquire the asset or assume a liability (“entry price”). The Company may rely upon a pricing model or valuation technique to determine fair value. Inputs to the pricing model or valuation technique may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Company’s own assumptions

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Valuation techniques used by the Company to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

For investments measured at fair value for which NAV is used as a practical expedient for fair value, the Company does not have any significant restrictions in their ability to liquidate their positions in these investments, other than obtaining general partner approval, nor does the Company believe it is probable that a price less than NAV would be received in the event of a liquidation.

The Company classifies its assets carried at fair value into three broad levels as follows:

Level 1 - Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date;

Level 2 - Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves; and

Level 3 - Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date based on the best information available in the circumstances.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. In addition to the unobservable, Level 3 fair value investments may include observable components, which are components that are actively quoted or can be validated to market-based sources.

Cash: The carrying amounts for cash approximate its fair value.

Cash equivalents: The Company’s investment in cash equivalents is in the form of SVO-identified exempt, other money market mutual funds and short term bonds and their carrying amounts reported approximate their fair values.

Bonds (long and short term) and preferred stocks: Fair values for long and short term bonds and preferred stocks are based on valuations obtained from an independent pricing service or broker quotes. The independent pricing service’s valuations are based on market data and utilize pricing models that vary by asset class and incorporate available trade, bid and other market information and, for structured securities, cash flow and loan performance

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

data when available. The primary inputs are observable and include benchmark yields, reported trades, broker/ dealer quotes, issuer spread, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. The independent pricing service also evaluates new issue data, monthly payment information and collateral performance. The independent pricing service uses spreads and other information solicited from Wall Street buy and sell side sources, including primary and secondary dealers, portfolio managers and research analysts. The Company uses the valuations provided by the independent pricing service as the estimated fair value of the security when available. If the independent pricing service is not able to provide a valuation, the Company obtains a broker quote and uses the broker quote as an estimate of fair value.

Certain preferred stock investments are measured at fair value for which NAV is used as a practical expedient of fair value.

Common stocks - unaffiliated: The Company’s investment in unaffiliated common stocks is comprised of publicly traded common stock, FHLB common stock, mutual funds and a private common stock. The fair value of publicly traded common stocks is determined based on quoted market price. The fair value of the FHLB common stock is set equal to its cost, which represents the price at which the FHLB will repurchase the stock. The fair value for the mutual fund investments is based on the values provided by the respective mutual fund companies and represents the value the Company would have received if it withdrew its investment on the balance sheet date and the fair value of private common stock is based upon the estimated NAV information provided by the investee.

Mortgage loans: Fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. This yield-based approach was sourced from the Company’s third-party vendor. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The carrying value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.

Derivative instruments: The fair value of equity options is based upon valuation pricing models and represents what the Company would expect to receive or pay at the balance sheet date if the Company canceled the options, entered into offsetting positions, or exercised the options. Fair values for these instruments were determined internally using market observable inputs, including interest rates, yield curve volatilities and other factors.

The fair value of futures contracts represents the cumulative unsettled variation margin (open trade equity, net of cash settlements), which represents what the Company would expect to receive or pay at the balance sheet date if it canceled the futures contract or entered into offsetting positions.

Fair value of foreign exchange swaps/forwards represents the cumulative net unrealized gains or losses.

Fair value of interest rate swaps non-hedge RSATs represents the cumulative net unrealized gains or losses.

Fair value of hedging cross currency swaps represents the cumulative net unrealized gains or losses and FX net unrealized gains or losses.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

Surplus debentures: The fair value of surplus debentures are based on valuations obtained from independent pricing services or broker quotes.

Other invested assets: Fair value of the Company’s investment in limited partnerships and private equity funds is based upon estimated net asset value information. Fair value of the Company’s investment in LIHTC vehicles is set equal to the amortized cost of these investments as it approximates the present value of the future tax benefits discounted at a risk-free rate of return. Fair value for the Company’s investment in collateralized loan obligations, subordinated debentures and preferred interests is determined similar to bonds and preferred stocks as described above or using a discounted cash flow method based on yields for comparable securities, maturity and future income.

Policy loans: Fair value of policy loans are reported at the unpaid principal balance and are fully collateralized by the cash surrender value of underlying insurance policies. The carrying value of the policy loans approximates the fair value and are classified as Level 3 in the fair value hierarchy.

Separate account invested assets: RILA and PRT separate account invested assets are comprised of long and short-term bonds, commercial mortgage loans, preferred stocks, other invested assets, cash equivalents, and cash. The fair values of the assets held in the separate accounts are determined in the same manner as described above for the general account for each asset type.

Deposit-type contracts: Fair values for the Company’s liabilities under deposit-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for like contracts with similar maturities.

The aggregate fair values and admitted asset carrying amounts at December 31, 2025 and 2024 for financial instruments are as follows:

	December 31, 2025
Type of Financial Instruments	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	NAV
Assets:
Issuer Credit Obligations	$22,531,962	$24,084,289	$113,870	$18,031,286	$4,386,806	$—
Asset Backed Securities	22,192,464	22,310,083	—	14,908,408	7,284,056	—

Total bonds	$44,724,426	$46,394,372	$113,870	$32,939,694	$11,670,862	$—
Preferred stocks	596,887	593,377	112,923	463,815	11,113	9,036
Common stocks - unaffiliated	251,605	251,605	56,708	155,400	4,900	34,597
Mortgage loans	2,400,395	2,586,499	—	—	2,400,395	—
Derivative instruments	1,145,192	500,617	—	1,145,018	174	—
Investment in limited partnerships	3,800,510	3,775,749	—	—	—	3,800,510
Surplus debentures	553,564	626,631	—	500,760	52,804	—
Other long term invested assets	371,802	346,632	—	220,951	76,071	74,780
Debt Securities That Do Not Qualify as
Bonds	195,205	155,355	—	53,928	141,277	—
Policy loans	147,051	147,051	—	—	147,051	—
Short term bonds	58,319	58,314	—	2,242	56,077	—
Cash	977,678	977,678	977,678	—	—
Cash equivalents	729,801	729,789	722,834	6,967	—	—

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	December 31, 2025
Type of Financial Instruments	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	NAV
Separate account invested assets:
RILA	45,532	45,507	25,485	20,047	—	—
PRT	7,394,138	7,635,871	462,247	4,585,515	1,829,189	517,187

Total Assets	$63,392,105	$64,825,047	$2,471,745	$40,094,337	$16,389,913	$4,436,110

Liabilities:
Deposit-type contracts - general account:
Payout annuities without life contingency	$143,484	$158,337	$—	$—	$143,484	$—
PRT	70	74	—	—	70	—
FABN	3,166,971	3,312,735	—	—	3,166,971	—
FHLB	2,834,861	2,883,836	—	—	2,834,861	—

Total general account deposit-type contracts	6,145,386	6,354,982	—	—	6,145,386	—

Deposit-type contracts-separate account:
PRT	5,540	5,949	—	—	5,540	—

Total separate account deposit-type contracts	5,540	5,949	—	—	5,540	—
Futures (Due to futures brokers)	922	922	922	—	—	—
PRT	1,039	502	—	653	386	—
Derivative instruments	9,808	—	—	1,663	8,145	—

Total Liabilities	$6,162,695	$6,362,355	$922	$2,316	$6,159,457	$—

	December 31, 2024
Type of Financial Instruments	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	NAV
Assets:
U.S. government	$53,191	$57,878	$23,591	$29,599	$—	$—
Foreign government	156,897	184,504	—	152,661	4,236	—
State & political subdivisions	210,493	230,149	—	210,493	—	—
Special revenue & special assessment	1,443,796	1,616,268	4,400	1,439,396	—	—
Industrial and miscellaneous	38,242,895	40,389,864	24,262	28,127,787	10,090,846	—
Hybrid	560,413	577,578	34,672	525,742	—	—

Total bonds	$40,667,685	$43,056,241	$86,925	$30,485,678	$10,095,082	$—

Preferred stocks	236,550	236,499	116,809	93,954	10,751	15,037
Common stocks - unaffiliated	290,339	290,339	80,089	153,001	—	57,249
Mortgage loans	1,998,098	2,288,805	—	—	1,998,098	—
Derivative instruments	789,355	487,857	104	787,182	2,069	—
Investment in limited partnerships	2,916,143	2,916,143	—	—	—	2,916,143
Surplus debentures	501,790	590,733	—	450,982	50,809	—
Other long term invested assets	272,612	254,279	—	176,721	27,633	68,258
Policy loans	103,300	103,300	—	—	103,300	—
Short term bonds	37,109	37,038	—	—	37,109	—
Cash	1,583,580	1,583,580	1,583,580	—	—	—
Cash equivalents	1,641,028	1,640,874	1,641,028	—	—	—
Separate account invested assets:
FHLB	6,797	6,797	6,797	—	—	—
PRT	5,826,768	6,144,306	648,580	3,596,118	1,244,307	337,763

Total Assets	$56,871,154	$59,636,791	$4,163,912	$35,743,637	$13,569,159	$3,394,450

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	December 31, 2024
Type of Financial Instruments	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	NAV
Liabilities:
Deposit-type contracts - general account:
Payout annuities without life contingency	$162,055	$176,578	$—	$—	$162,055	$—
PRT	91	94	—	—	91	—
FABN	2,289,897	2,441,600	—	—	2,289,897	—
FHLB	2,751,128	2,836,355	—	—	2,751,128	—

Total general account deposit-type contracts	5,203,171	5,454,627	—	—	5,203,171	—
Deposit-type contracts-separate account:
PRT	5,323	5,414	—	—	5,323	—

Total separate account deposit-type contracts	5,323	5,414	—	—	5,323	—
Derivative instruments	10,198	—	—	—	10,198	—

Total Liabilities	$5,218,692	$5,460,041	$—	$—	$5,218,692	$—

There were no financial instruments for which it was not practical to determine a fair value as of December 31, 2025 or 2024.

Additional data with respect to fair values of the Company’s investments is disclosed in Note 2.

The following table provides information as of December 31, 2025 and 2024 about the Company’s financial assets measured and carried at fair value.

	Level 1	Level 2	Level 3	NAV	Total
At December 31, 2025:
Bonds - Issuer credit obligations	$—	$21	$14,178	$—	$14,199
Bonds - Asset-Backed Securities	—	35,245	1,398	—	36,643
Preferred stocks	112,923	85,477	7,440	9,036	214,876
Common stocks - unaffiliated	56,708	155,400	—	34,597	246,705
Debt securities that do not qualify as bonds	—	41,771	28,149	—	69,920
Other long term invested assets	—	23,822	821	—	24,643
Derivative instruments:
Equity options	—	16,441	—	—	16,441
Foreign exchange forwards	—	309	—	—	309
Cash equivalents	622,892	—	—	—	622,892
Separate Account assets	—	29,364	—	—	29,364

Total assets at fair value	$792,523	$387,850	$51,986	$43,633	$1,275,992

Futures (Due to futures brokers)	922	—	—	—	922

Total liabilities at fair value	$922	$—	$—	$—	$922

At December 31, 2024:
Bonds	$—	$16,678	$2	$—	$16,680
Preferred stocks	116,809	93,954	7,200	15,037	233,000
Common stocks - unaffiliated	80,089	153,001	—	57,249	290,339
Other long term invested assets	—	3,096	10,854	—	13,950

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	Level 1	Level 2	Level 3	NAV	Total
Derivative instruments:
Equity Options	—	2,938	—	—	2,938
Foreign exchange forwards	—	856	—	—	856
Futures (Due from futures broker)	104	—	—	—	104
Cash equivalents	371,741	—	—	—	371,741
Separate Account assets	—	39,744	—	—	39,744

Total assets at fair value	$568,743	$310,267	$18,056	$72,286	$969,352

Total liabilities at fair value	$—	$—	$—	$—	$—

Valuation techniques and inputs used in Fair Value Measurements for Level 2:

Bonds and preferred stocks - The valuations for bonds and the majority of preferred stocks are based on pricing models for which the primary inputs are observable and, therefore, the investments are classified as Level 2. Fair values for bonds and preferred stocks are determined as described above.

Common stocks - unaffiliated - Fair value for common stocks are determined as described above.

Other long term invested assets - Fair values for the Company’s investments in preferred interests classified as Level 2 are determined in the same manner as bonds and preferred stocks described above.

Derivative instruments - Fair values of foreign exchange swaps/forwards represent the cumulative net unrealized gains or losses. The fair value of call option assets is based upon valuation pricing models, which represents what the Company would expect to receive or pay at the balance sheet date if it canceled the options, entered into offsetting positions, or exercised the options. Fair value for these instruments is determined internally, based on valuation pricing models which use market-observable inputs, including interest rates, yield curve volatilities, and other factors, and therefore the assets are classified as Level 2. Credit risk related to the counterparty is considered when estimating the fair values of these derivatives.

Valuation techniques and inputs used in Fair Value Measurements for Level 3:

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lower level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Other invested assets: Fair values for the Company’s investments in preferred interests are determined using a discounted cash flow method based on yields for comparable securities, maturity and future income.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

Bonds and preferred stocks: If the independent pricing service is not able to provide a valuation, the Company obtains a broker quote and uses the broker quote as an estimate of fair value.

The following table summarizes changes to the Company’s financial instruments carried at fair value and classified within Level 3 of the fair value hierarchy for the year ended December 31, 2025 and 2024. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

Description	Beginning Balance at December 31, 2024	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Sales	Settlements	Ending Balance at December 31, 2025
Bonds - Issuer credit obligations	$—	$19,971	$—	$—	$—	$—	$(5,793)	$—	$14,178
Bonds - Asset- backed securities	2	8,471	(2)	—	(758)	—	(6,307)	(8)	1,398
Preferred stock	7,200	—	—	—	240	—	—	—	7,440
Debt securities that do not qualify as bonds	—	32,472	—	—	(4,325)	—	(23)	25	28,149
Other long term invested assets	10,854	1,375	(7,578)	—	85	73	(4,741)	753	821

Total Assets	$18,056	$62,289	$(7,580)	$—	$(4,758)	$73	$(16,864)	$770	$51,986

Description	Beginning Balance at December 31, 2023	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Sales	Settlements	Ending Balance at December 31, 2024
Bonds	$—	$2	$—	$—	$—	$—	$—	$—	$2
Preferred stock	6,975	—	—	—	225	—	—	—	7,200
Other long term invested assets	15,010	3,463	(9,332)	—	2,508	355	(874)	(276)	10,854
Separate Account assets	7	—	(1)	—	—	—	—	(6)	—

Total Assets	$21,992	$3,465	$(9,333)	$—	$2,733	$355	$(874)	$(282)	$18,056

The Company’s policy is to recognize transfers in and transfers out of the fair value hierarchy levels as of the beginning of the year of the event or change in circumstances that caused the transfer.

NOTE 7: RESERVES

At December 31, 2025 the Company’s annuity reserves and deposit-type liabilities that are subject to (a) discretionary withdrawal with adjustment, (b) subject to discretionary withdrawal without adjustment, and (c) not subject to discretionary withdrawal provisions.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

For RILAs with minimum guaranteed death benefits the Company complies with VM-21 which specifies statutory reserve requirements for RILA contracts. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserve plus the additional standard projection amount.

See the tables below for details:

A. INDIVIDUAL ANNUITIES	General Account	Separate Account with Guarantees	Total	% of Total
(1) Subject to discretionary withdrawal:
a. with market value adjustment at book value less current surrender	$44,244,773	$69,800	$44,314,573	80.4%
b. charge of 5% or more	5,202,825	—	5,202,825	9.5
c. at fair value total with market value adjustment or at	—	—	—	—

d. fair value (a through c) at book value without adjustment	49,447,598	69,800	49,517,398	89.9%
e. (minimal or no charge or adjustment)	4,486,753	—	4,486,753	8.2
(2) Not subject to discretionary withdrawal	1,056,324	—	1,056,324	1.9

(3) Total (gross: direct + assumed)	54,990,675	69,800	55,060,475	100.0%

(4) Reinsurance ceded	35,439,627	—	35,439,627

(5) Total (net) (3) - (4)	$19,551,048	$69,800	$19,620,848

Amount included in A(1)b above that will move to A(1)e for the first time within the
(6) year after the statement date	$454,105	$—	$454,105

B. GROUP ANNUITIES	General Account	Separate Account with Guarantees	Total	% of Total
(1) Subject to discretionary withdrawal:
a. with market value adjustment at book value less current surrender charge of 5% or	$—	$—	$—	—%
b. more	—	—	—	—
c. at fair value total with market value adjustment or at	—	—	—	—
d. fair value (a through c) at book value without adjustment (minimal or no	$—	$—	—	—%
e. charge or adjustment)	130,139	—	130,139	1.5
(2) Not subject to discretionary withdrawal	916,909	7,851,073	8,767,982	98.5

(3) Total (gross: direct + assumed)	$1,047,048	$7,851,073	$8,898,121	100.0%
(4) Reinsurance ceded	823,602	—	823,602

(5) Total (net) (3) - (4)	$223,446	$7,851,073	$8,074,519

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

B. GROUP ANNUITIES	General Account Guarantees	Separate Account with Guarantees	Total	% of Total
Amount included in B(1)b above that will move to B(1)e
(6) for the first time within the year after the statement date	$—	$—	$—

C. DEPOSIT-TYPE CONTRACTS (no life contingencies)	General Account	Separate Account with Guarantees	Total	% of Total
(1) Subject to discretionary withdrawal:
a. with market value adjustment at book value less current surrender charge of	$—	$—	$—	—%
b. 5% or more	—	—	—	—
c. at fair value total with market value adjustment or at fair	—	—	—	—

d. value (a through c) at book value without adjustment (minimal or	$—	$—	$—	—%
e. no charge or adjustment)	4,308	—	4,308	0.1
(2) Not subject to discretionary withdrawal	6,424,515	5,949	6,430,464	99.9

(3) Total (gross: direct + assumed)	$6,428,823	$5,949	$6,434,772	100.0%
(4) Reinsurance ceded	73,842	—	73,842

(5) Total (net) (3)—(4)	$6,354,981	$5,949	$6,360,930

Amount included in C(1)b above that will move to C(1)e for the first time within the year after the
(6) statement date	$—	$—	$—
Total net annuity actuarial reserves	$19,774,494	$7,920,873	$27,695,367
Total net deposit-type reserves	6,354,981	5,949	6,360,930
Total net annuity and deposit-type reserves	$26,129,475	$7,926,822	$34,056,297

D. Life & Accident & Health Annual Statement:	Amount
(1) Exhibit 5, Annuities section, Total (net)	$19,715,691
(2) Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	58,803
(3) Exihibit 7, Deposit Type Contracts, Line 14, Column 1	6,354,981

(4) Subtotal	$26,129,475

Separate Accounts Annual Statement:
(5) Exhibit 3, Line 0299999, Column 2	$7,920,874
(6) Exhibit 3, Line 0399999, Column 2	—

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

Amount
(7) Policyholder dividend and coupon accumulations	—
(8) Policyholder premiums	—
(9) Guaranteed interest contracts	—
(10) Other contract deposit funds	5,949

(11) Subtotal	$7,926,823

(12) Combined Total	$34,056,298

At December 31, 2025 the Company’s life reserves by withdrawal characteristics are as follows:

	Account Value	Cash Value	Reserve
E. General Account
Subject to discretionary withdrawal, surrender values or policy
(1) loans:
a. Term Policies with Cash Value	$—	$494,494	$1,047,863
b. Universal Life	230,431	234,781	240,748
c. Universal Life with Secondary Guarantees	113,326	113,211	195,186
d. Indexed Universal Life	23,653	23,273	24,753
e. Indexed Universal Life with Secondary Guarantees	2,913,057	2,150,662	2,294,416
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	37,647	45,085
h. Variable Life	—	—	—
i. Variable Universal Life	—	—	—
j. Miscellaneous Reserves	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	XXX	XXX	177,091
b. Accidental Death Benefits	XXX	XXX	11,952
c. Disability – Active Lives	XXX	XXX	5,937
d. Disability – Disabled Lives	XXX	XXX	6,120
e. Miscellaneous Reserves	XXX	XXX	12,957
(3) Total (gross: direct + assumed)	$3,280,467	$3,054,068	$4,062,108
(4) Reinsurance ceded	837,683	876,985	1,695,521
(5) Total (net) (3) - (4)	$2,442,784	$2,177,083	$2,366,587

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

F. Reconciliation of total life actuarial reserves with the Life & Accident & Health Annual
Statement(Exhibit 5):	Amount
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total (net)	$2,356,783
(2) Exhibit 5, Accidental Death Benefits Section, Total (net)	6,465
(3) Exhibit 5, Disability – Active Lives Section, Total (net)	1,971
(4) Exhibit 5, Disability – Disabled Lives Section, Total (net)	1,368
(5) Exhibit 5, Miscellaneous Reserves Section, Total (net)	—

(6) Subtotal	$2,366,587
SeparateAccounts Annual Statement:
(7) Exhibit 3, Line 0199999, Column 2	—
(8) Exhibit 3, Line 0499999, Column 2	—
(9) Exhibit 3, Line 0599999, Column 2	—
(10) Subtotal (Lines (7) through (9))	—

(11) Total life insurance reserves for life policies and contracts Exhibit	$2,366,587

The Company elected to calculate the reserve liability for its FIA products based on Actuarial Guideline XXXV, assuming the market value of the eligible derivative assets associated with the current interest crediting period is zero, and reflect the interest credit in the reserve when realized based on the actual performance of the relevant external index or indices. See Note 1(b) for further details.

NOTE 8: REINSURANCE

The Company reinsures portions of its policy risks with other insurance companies. The use of indemnity reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance liability regardless of whether it is entitled to or able to receive payment from the reinsurer. The portion of risks exceeding the Company’s retention limit is reinsured. The Company primarily seeks reinsurance coverage in order to manage loss exposures, to enhance its capital position, to diversify risks and earnings, and to manage new business volume. The Company follows reinsurance accounting when the treaty adequately transfers insurance risk.

The effect of reinsurance on premiums and annuity considerations as well as benefit payments for the years ended December 31, 2025, 2024 and 2023 are as follows:

	Premiums and Annuity Considerations			Benefit Payments
	2025	2024	2023	2025	2024	2023
Direct	$13,425,297	$14,802,024	$12,436,029	$8,195,200	$6,896,544	$4,589,313
Assumed	346	350	378	426	444	218
Ceded	(9,454,208)	(8,912,083)	(10,168,603)	(5,269,428)	(4,398,095)	(2,586,450)

Net	$3,971,435	$5,890,291	$2,267,804	$2,926,198	$2,498,893	$2,003,081

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

Kubera Insurance (SAC) Ltd.: Effective December 1, 2023, 2024 and 2025, the Company amended its reinsurance agreement with Kubera Insurance (SAC) Ltd. (“Kubera”), an unaffiliated reinsurer, to cede additional FIA policies. The statutory reserves ceded to Kubera were $12,480,682 and $11,832,334 as of December 31, 2025 and 2024, respectively.

Somerset Reinsurance Ltd.: Effective December 1, 2023, the Company executed an additional flow funds withheld coinsurance agreement with Somerset Reinsurance Ltd. (“Somerset”), a certified third-party reinsurer, to cede certain MYGA business written on and after December 1, 2023.

Effective July 1, 2024, the Company amended the existing DA (including MYGA reserves) flow funds withheld coinsurance agreement with Somerset, to include, on a quota share basis, certain FIA business written on or after July 1, 2024.

Effective September 1, 2025, the Company amended the existing flow reinsurance agreement with Somerset to cede future additional MYGA business for agreed upon periods pursuant to an offer and acceptance process, rather than on a flow basis. The statutory reserves ceded to Somerset were $5,750,146 and $3,090,941 as of December 31, 2025 and 2024, respectively.

Corbeau Re Inc.: Effective December 31, 2023, the Company recaptured The Canada Life Assurance Company (“Canada Life”) reinsurance agreements and entered into a reinsurance treaty with Corbeau Re to cede certain FIA policies with guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed withdrawal payment (“GWP”) riders. In accordance with the terms of this agreement, the Company cedes a 100% quota share of GMWB and GWP paid in excess of account value. In connection with the reinsurance agreement between the Company and Corbeau Re (the “Corbeau Treaty”), Corbeau Re entered into an XOL with Canada Life Barbados Branch to finance the portion of statutory reserves considered to be non-economic. The XOL matures on December 31, 2043, and provides for coverage on losses up to $2,400,000 as of December 31, 2025. With Corbeau Re, non-economic reserves were financed through the maturity date of the XOL and statutory reserves are recorded for all risks expected to be incurred after the maturity date of the XOL. The statutory reserves ceded under this agreement as of December 31, 2025 and 2024, were $1,849,946 and $1,504,827, respectively.

Aspida Life Re Ltd.: Effective November 1, 2025, the Company amended the existing flow funds withheld coinsurance with Aspida Life Re Ltd. (“Aspida Life Re”), an unaffiliated reinsurer, to cede future additional MYGA business for agreed upon periods pursuant to an offer and acceptance process, rather than on a flow basis. The statutory reserves ceded to Aspida Life Re under this agreement were $8,175,285 as of December 31, 2025.

Aspida Re Cayman Ltd.: The Company entered into a flow funds withheld coinsurance agreement with Aspida Re Cayman Ltd. (“Aspida Re Cayman”), an unaffiliated reinsurer, to cede certain MYGA business on a quota share basis effective November 1, 2025. The statutory reserves ceded to Aspida Re Cayman under this agreement was $145,781 as of December 31, 2025.

F&G Cayman Re Ltd.: Effective October 1, 2023, the Company recaptured the pension risk transfer (“PRT”) reinsurance agreement with F&G Life Re and entered into a coinsurance agreement with F&G Cayman Re Ltd. (“F&G Cayman Re”), an affiliated reinsurer, to reinsure a quota share of PRT group annuity contracts. Reinsurance of the general account contracts are maintained on a coinsurance funds withheld basis. Reinsurance of the Separate Account contracts are maintained on a modified coinsurance basis for the Separate Account statutory reserves and coinsurance basis for the General Account statutory reserves. In connection with the

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

agreement, F&G Cayman Re entered into an agreement with Deutsche Bank AG (“Deutsche Bank”), operating out of its New York branch, to establish a reserve financing facility in the form of a letter of credit issued by Deutsche Bank. The letter of credit is used to support the coinsurance for the General Account statutory reserves and provide additional collateralization for the ceded statutory reserves. As of December 31, 2025, the letter of credit was undrawn and has a maximum borrowing capacity of $610,000.

The Company ceded $324,077 and $329,640 in certain PRT General Account statutory reserves for General Account contracts and IMR on a funds withheld basis as of December 31, 2025 and 2024, respectively. The Company ceded $390,155 and $233,244 in certain PRT General Account statutory reserves for Separate Account contracts on a coinsurance basis as of December 31, 2025 and 2024, respectively. The Company also established a modified coinsurance reserve associated with the PRT Separate Account statutory reserves of $6,289,345 and $4,871,800 as of December 31, 2025 and 2024, respectively.

F&G (Bermuda) Life Re Ltd: Effective December 1, 2025, the Company recaptured a portion of the coinsurance agreement on a funds withheld basis with F&G Life Re, an affiliated reinsurer, reinsuring an inforce block of FIA business. The statutory reserves ceded to F&G Life Re under this agreement were $1,814,964 as of December 31, 2025.

New Reinsurance Company Ltd.: Effective July 1, 2023, the Company amended its reinsurance agreement with New Reinsurance Company Ltd. (“New Re”), an unaffiliated reinsurer and wholly owned subsidiary of Münchener Rückversicherungs-Gesellschaft Aktiengesellschaft (“Munich Re”). The agreement was amended to reinsure additional FIA products. The coinsurance quota share is only applicable to the base contract benefits under the FIA policies. The yearly renewable term is applicable to the waiver of surrender charges and return of premium.

Effective October 1, 2025, the Company recaptured the prior reinsurance agreement with New Re, including both the coinsurance quota share and the yearly renewable term. The Company and New Re entered into an indemnity reinsurance agreement to cede certain FIA policies. The statutory reserves ceded under this agreement were $1,016,594 and $655,940 as of December 31, 2025 and 2024, respectively.

Everlake Life Insurance Company: Effective September 1, 2023, the Company executed a flow coinsurance agreement with Everlake Life Insurance Company (“Everlake”), an unaffiliated reinsurer to cede, on a quota share basis, certain MYGA business written on and after September 1, 2023.

Effective January 1, 2025 the Company amended the existing flow reinsurance agreement with Everlake, to cede future additional MYGA business for agreed upon periods pursuant to an offer and acceptance process, rather than on a flow basis. The amendment also included a cession of an inforce block of certain MYGA policies on a coinsurance quota share basis totaling $651,122 of additional statutory reserves. The statutory reserves ceded to Everlake under this agreement as of December 31, 2025 and 2024, were $1,915,099 and $1,220,858, respectively.

Fort Greene Reinsurance SPC Limited Segregated Portfolio No. 1: Effective August 1, 2025, the Company executed a flow reinsurance agreement with Fort Greene Reinsurance SPC Limited Segregated Portfolio No. 1, (“Fort Greene”), an unaffiliated reinsurer, to cede certain FIA policies on a coinsurance funds withheld quota share basis and certain funding agreements on a modified coinsurance basis. The statutory reserves ceded to Fort Greene were $524,258 as of December 31, 2025.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

Changes in balances of segregated surplus funds are due to the amortization of deferred reinsurance gains in the current year. As of December 31, 2025, 2024, and 2023, there were reinsurance gains deferred into surplus of $653,228, $0 and $636,735 and amortization of $188,625, $195,882 and $172,056 for a total change in special surplus funds of $464,603, $195,882 and $464,679, respectively.

Amounts payable or recoverable for reinsurance on paid and unpaid claims are not subject to periodic or maximum limits.

During 2025 and 2024, the Company did not write off any significant reinsurance balances or commute any ceded reinsurance.

No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits.

NOTE 9: DIVIDEND RESTRICTIONS

Dividends on the Company’s stock are paid as declared by its Board of Directors. Pursuant to Iowa insurance law, any proposed payment of a dividend is classified as an “extraordinary dividend” if it, together with the aggregate fair market value of other dividends or distributions made during the preceding twelve months, exceeds the greater of (i) 10% of capital and surplus as of the preceding December 31 or (ii) net gain from operations before realized capital gains or losses for the twelve month period ending December 31 of the preceding year. No extraordinary dividends may be paid without prior approval of the IID. In addition, no ordinary dividends may be paid except from the earned profits arising from the Company’s business, which does not include contributed capital or contributed surplus.

There were no dividends paid during 2025, 2024 and 2023. The Company’s maximum ordinary dividend capacity for 2026 is $0.

NOTE 10: SURPLUS NOTES

On December 31, 2009, the Company issued a surplus note (the “2009 Surplus Note”) to its parent, FGLH, in the principal amount of $30,000. Effective January 1, 2025, FGLH transferred the 2009 Surplus Note to F&G Cayman Re. Principal and interest payments are payable out of surplus, given the Company has sufficient surplus, and requires the prior written approval of the IID. Interest accrues on the 2009 Surplus Note at the rate of 6% per annum, with interest payments made quarterly. The 2009 Surplus Note may be prepaid in whole or in part at any time, plus accrued interest to the date of prepayment, without premium or penalty. The unpaid principal balance matures on September 30, 2046. The 2009 Surplus Note will automatically extend from year to year if the Company has insufficient surplus or does not obtain the approval of the IID to effect the repayment. The Company paid interest totaling $1,800 on the 2009 Surplus Note in each of the years ended December 31, 2025, 2024 and 2023. Total interest paid during the life of the 2009 Surplus Note through December 31, 2025 was $28,800.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

On March 31, 2013, the Company issued an additional surplus note to its parent, FGLH, in the principal amount of $195,000 (the “2013 Surplus Note”). Effective January 1, 2025, FGLH transferred the 2013 Surplus Note to F&G Cayman Re. Principal and interest payments are payable out of surplus, given the Company has sufficient surplus, and requires the prior written approval of the IID. Interest accrues on the 2013 Surplus Note at the rate of 6.5% per annum, with interest payments made quarterly. The 2013 Surplus Note may be prepaid in whole or in part at any time, plus accrued interest to the date of prepayment, without premium or penalty subject to the previously noted requirements. The unpaid principal balance matures on September 30, 2046. The 2013 Surplus Note will automatically extend from year to year if the Company has insufficient surplus or does not obtain the approval of the IID to effect the repayment. The Company paid interest totaling $12,675 on the 2013 Surplus Note in each of the years ended December 31, 2025, 2024 and 2023. Total interest paid during the life of the 2013 Surplus Note through December 31, 2025 was $161,606.

Upon liquidation and dissolution of the Company, to the extent the principal of and the interest on these surplus notes have not been paid in full, F&G Cayman Re shall share, after all liabilities to policyholders, claimants, beneficiaries and other creditors of the Company have been paid, in the distributable assets of the Company pro rata with the holders of all other surplus notes, if any, of the Company until the unpaid balance of principal and accrued interest upon all such surplus notes shall have been fully paid, before there is any distribution of assets to the holders of the then outstanding equity securities of the Company.

NOTE 11: CAPITAL AND SURPLUS

Life insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC is used to evaluate the adequacy of capital and surplus maintained by an insurance company in relation to: (i) asset risk, (ii) insurance risk, (iii) interest rate risk and (iv) business risk. The Company monitors the level of its RBC and has exceeded all of the NAIC’s minimum requirements as of December 31, 2025, 2024 and 2023.

On December 31, 2025, the Company established a dividend receivable in the amount of $43,500 from F&G Life Re that was declared on December 31, 2025.

On December 16, and December 24, 2025, F&G Life Re paid an extraordinary dividend of $156,318 in securities and $182 in cash, respectively, to the Company, of which $25,987 was a return of capital.

On December 27, 2024, F&G Life Re paid a $30,000 ordinary dividend to the Company.

On December 21, 2023, the Company made an initial capital contribution of $50,000 to Corbeau Re.

On April 4, 2023, the Company received a capital contribution of $130,000 from FGLH.

On March 27, 2023, Raven Re paid a $42,300 extraordinary dividend to the Company.

NOTE 12: CONTINGENCIES

The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising in the ordinary course of business. In some instances, these proceedings include claims for unspecified or

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. In the opinion of the Company’s management and in light of existing insurance and other potential indemnification, reinsurance and established accruals, such litigation is not expected to have a material adverse effect on the Company’s financial position, although it is possible that the results of operations and cash flows could be materially affected by an unfavorable outcome in any one period.

The Company is a defendant in a lawsuit filed in U.S. District Court for the Southern District of Texas styled, Insurance Distribution Consulting, LLC v. Fidelity & Guaranty Life Insurance Company, Case No. 3:23-cv-00126. Plaintiff, which provides consulting services to independent marketing organizations (IMOs), alleges the Company failed to pay commissions owed to Plaintiff and diverted commissions from one of Plaintiff’s IMO customers, Syncis, to another IMO, Freedom Equity Group, LLC (“Freedom Equity”). Further, Plaintiff alleges after the Company purportedly purchased a partial ownership interest in Syncis and Freedom Equity, Plaintiff offered to sell its interests in its contracts with Syncis but the Company declined, leading Plaintiff to allege a statutory violation of 42 U.S.C. §1981 for discrimination where Plaintiff’s sole member is a racial minority. Plaintiff claims its damages for breach of contract from the Company’s purported failure to pay commissions are more than $162,000 and its damages from the Company’s declining to purchase Plaintiff’s interest in its contracts with Syncis are over $11,000. The Company denies the allegations and denies any contract or agreement, express or implied, existed with Plaintiff to pay commissions. On April 21, 2025, the Company filed its initial motion for summary judgment. On June 5, 2025, plaintiff amended its complaint to include an additional breach of contract claim, prompting the Company to file a second motion for summary judgment on July 18, 2025, addressing the new allegation. Both motions for summary judgment were argued on February 20, 2026. On March 2, 2026, the magistrate recommended that the Company’s motion for summary judgment be granted. The Plaintiff filed its objections to the magistrate’s ruling, and the district judge will now review the ruling to decide whether to adopt, reject, or modify it. Additionally, the Company’s motion to exclude Plaintiff’s expert testimony as inadmissible, filed June 9, 2025, remains pending with the Southern District of Texas. The Company will vigorously contest the Plaintiff’s claims in the action. As this case continues to evolve, it is not possible to reasonably estimate the probability that Plaintiff will ultimately prevail on its claims or that the Company will be held liable for the dispute. At this time, the Company does not believe the lawsuit will have a material impact on its business, operations, or financial results.

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium tax credits in certain states.

On an annual basis, the Company receives a report from the National Organization of Life & Health Insurance Guaranty Associations (“NOLHGA”) which includes information about potential future insolvencies as well as information about insolvencies that have progressed from “pre-insolvency” status to “liquidation” status. The Company has recorded a potential liability related to its share of the estimated guaranty fund assessments as provided by NOLHGA in the amount of $7,214. The data provided by NOLHGA utilizes estimates and does not reflect the actual timing of future assessments.

The recorded liability could change should any new insolvency arise. Management reviews open insolvencies annually to determine if the guaranty fund accrual is sufficient.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

The Company has established a guaranty fund asset, as disclosed in the table below, which consists of future premium tax deductions related to the NOLHGA liability in the amount of $6,632 and $723 and net assets paid in the amount of $16,941and $20,337 in 2025 and 2024, respectively.

Reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges

	December 31,
	2025	2024
a. Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$21,059	$1,826
b. Decrease current year:
Used premium tax credits	6,396	22
Future assets receivable	7,399	—
c. Increases current year:
Net assets paid	3,045	—
Future assets accrued	—	19,255

d. Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end.	$10,309	$21,059

NOTE 13: SEPARATE ACCOUNTS

The PRT Separate Account is an insulated commingled Separate Account that supports annuities payable under multiple group annuity contracts. The Company reflects the PRT business in both the General and Separate Account.

In October, 2025, Treaty Oak Mortgage Trust (“Master Trust”) established a Special Unit of Beneficial Interest Trust (“SUBI”) where the assets are owned by the insulated Separate Account. A SUBI trust corresponds to a defined subset of assets within a larger trust. While the Master Trust legally owns the assets, each SUBI operates independently. The balance of the SUBI reported in the Company’s insulated separate account was $306,918 at December 31, 2025.

In early 2024, the Company entered into the RILA markets. The Company established a non-insulated Separate Account which supports, in part, individual single premium deferred annuity contracts that are registered with the Securities and Exchange Commission. The contracts have been filed as variable annuities with the IID.

The FHLB non-insulated Separate Account was dissolved, with the approval of the IID, as of December 31, 2024, and the business moved to the Company’s General Account.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. Separate Account assets are attributed to the following:

	Separate Account Assets
	Legally Insulated Assets	Not Legally Insulated Assets
Group annuities (PRT)	$8,016,961	$—
Variable annuities (RILA)	—	45,813

Total	$8,016,961	$45,813

In accordance with the products/transactions recorded within the Separate Accounts, some Separate Account liabilities are guaranteed by the General Account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.) To compensate the General Account for the risk taken, the PRT Separate Account has paid risk charges as follows for the past five (5) years:

2025	$4,931
2024	6,796
2023	5,395
2022	—
2021	—

Information regarding the Separate Accounts of the Company as of and for the years ended December 31, 2025, 2024 and 2023 are as follows:

	2025
	Indexed	Non-indexed Guarantee Less than / equal to 4%	Non-indexed Guarantee More than 4%	Total
Premiums, considerations or deposits received	$52,876	$3,429	$2,035,126	$2,091,431

Reserves for Separate Accounts with assets at:
Fair value	$69,800	$—	$—	$69,800
Amortized cost	—	968,680	6,888,343	7,857,023

	$69,800	$968,680	$6,888,343	$7,926,823

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

	2025
	Indexed	Non-indexed Guarantee Less than / equal to 4%	Non-indexed Guarantee More than 4%	Total
Reserves for Separate Accounts by withdrawal characteristics:
subject to discretionary withdrawal:
At fair value	$69,800	$—	$—	$69,800

Not subject to discretionary withdrawal	—	968,680	6,888,343	7,857,023

Total reserves	$69,800	$968,680	$6,888,343	$7,926,823

		2024
	Indexed	Non-indexed Guarantee Less than / equal to 4%	Non-indexed Guarantee More than 4%	Total
Premiums, considerations or deposits received	$15,457	$—	$3,990,518	$4,005,975

Reserves for Separate Accounts by withdrawal characteristics:
Fair value	$14,549	$—	$—	$14,549
Amortized cost	—	—	6,085,735	6,085,735

	$14,549	$—	$6,085,735	$6,100,284

Reserves for Separate Accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$14,549	$—	$—	$14,549
Not subject to discretionary withdrawal	—	—	6,085,735	6,085,735

	$14,549	$—	$6,085,735	$6,100,284

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024 and 2023

(DOLLARS IN THOUSANDS)

		2023
	Indexed	Non-indexed Guarantee Less than / equal to 4%		Non-indexed Guarantee More than 4%	Total
Premiums, considerations or deposits received	$—	$(4,062	) $	3,184,821	$3,180,759

Reserves for Separate Accounts with assets at amortized cost	$—	$5,262,750		$1,260,855	$6,523,605

Reserves for Separate Accounts by withdrawal characteristics:
Not subject to discretionary withdrawal	$—	$5,262,750		$1,260,855	$6,523,605

NOTE 14: SUBSEQUENT EVENTS

The Company has evaluated subsequent events through April 16, 2026, the date the financial statements were made available to be issued.

On March 1, 2026, the Company completed the sale of its Bermuda-based subsidiary, F&G Life Re, to Ancient Financial Holdings, LP (“Ancient”), an unaffiliated third party. As a result of this transaction, the Company no longer holds a controlling financial interest in F&G Life Re. After the sale, F&G Life Re was renamed Ancient Re Ltd. (“Ancient Re”) and will be considered an unaffiliated, related party. Blackstone ISG-I Advisors LLC retained asset management for the inforce assets. Consideration for the sale included cash received of $102,400 and a 19.9% limited partnership interest in Ancient, an unaffiliated, related party, resulting in a pre-tax gain of $55,423, subject to certain post-closing adjustments. The gain will be recorded in net realized capital gains and (losses) in the Statutory Statement of Operations.

Effective March 2, 2026, the reinsurance agreement between the Company and Ancient Re (formerly F&G Life Re) was amended to include a new forward flow component, under which Ancient Re will assume certain MYGA business on a coinsurance funds withheld quota share basis. Ancient will manage assets for the new flow MYGA business.

PART C

OTHER INFORMATION

Item 27. Exhibits

Exhibit	Description

(c)(1)	Underwriting and Distribution Agreement[2]

(c)(2)	Form of Broker-Dealer Selling Agreement[2]

(d)(1)	Form of Non-Participating Single Premium Deferred Annuity with Index-Lined Interest Strategies[1]

(d)(2)	Form of Specifications Page – General[1]

(d)(3)	Form of Point-to-Point with Buffer Index-Linked Interest Strategy Rider[1]

(d)(4)	Form of Point-to-Point with Buffer MI Index-Linked Interest Strategy Rider[1]

(d)(5)	Form of Annual Lock with Buffer Index-Linked Interest Strategy Rider[1]

(d)(6)	Form of Specifications Page – Index-Linked Interest Strategy Rider(s)[1]

(d)(7)	Form of Fixed Interest Strategy Rider[1]

(d)(8)	Form of Specifications Page – Fixed Interest Strategy Rider[1]

(d)(9)	Form of Specifications Page – Interest Strategy Allocations[1]

(d)(10)	Form of Free Withdrawal Rider[1]

(d)(11)	Form of Specifications Page – Free Withdrawal[1]

(d)(12)	Form of Return of Premium Death Benefit Rider[1]

(d)(13)	Form of Surrender Charge Waiver Rider – Impairment[1]

(d)(14)	Form of Surrender Charge Waiver Rider – Nursing Home Confinement[1]

(d)(15)	Form of Surrender Charge Waiver Rider – Required Minimum Distributions[1]

(d)(16)	Form of Surrender Charge Waiver Rider – Terminal Illness[1]

(d)(17)	Form of Specifications Page – Guaranteed Monthly Payment Tables[1]

(e)	Application[3]

(f)(1)	Restated Articles of Incorporation[1]

(f)(2)	By-Laws[1]

(g)	Not applicable.

(i)	Amended and Restated Services Agreement between Fidelity & Guaranty Life Insurance Company (formerly known as OM Financial Life Insurance Company) and Fidelity & Guaranty Life Business Services, Inc. (formerly known as Old Mutual Business Services, Inc.) with effective date of January 1, 2007[1]

(k)	Opinion regarding legality[2]

(l)	Consent of Ernst & Young LLP[4]

(o)	Form of Initial Summary Prospectus[4]

(p)(1)	Power of Attorney for Christopher O. Blunt[2]

(p)(2)	Power of Attorney for Michael J. Nolan[2]

(p)(3)	Power of Attorney for Anthony J. Park[2]

(p)(4)	Power of Attorney for Raymond R. Quirk[2]

(p)(5)	Power of Attorney for Mark Wiltse[2]

(p)(6)	Power of Attorney for Wendy J.B. Young[2]

(p)(7)	Power of Attorney for Conor Murphy[3]

(r)	Historical Current Limits on Index Gains[4]

Note 1.	Incorporated herein by reference to Initial Filing of S-1 Registration Statement (File No. 333-267180) filed on August 31, 2022.

Note 2.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to S-1 Registration Statement (File No. 333-267180) filed on June 27, 2023.

Note 3.	Incorporated herein by reference to Post-Effective Amendment No. 5 to N-4 Registration Statement (File No. 333-267180) filed on April 17, 2025.

Note 4.	Filed herewith.

Item 28. Directors and Officers of the Insurance Company

Officer Name	Business Address	Position
Christopher O. Blunt	801 Grand Avenue, Suite 2600	Chief Executive Officer and Director
Des Moines IA 50309
Conor Murphy	801 Grand Avenue, Suite 2600	President and Chief
	Des Moines IA 50309	Financial Officer
Marie Norcia	801 Grand Avenue, Suite 2600 Des Moines IA 50309	Executive Vice President, Chief Operating Officer
Leena Punjabi	801 Grand Avenue, Suite 2600 Des Moines IA 50309	Executive Vice President, Chief Investment Officer
Wendy J.B. Young	801 Grand Avenue, Suite 2600 Des Moines IA 50309	Executive Vice President, Chief Liability Officer and Director
Rebecca Young	801 Grand Avenue, Suite 2600 Des Moines IA 50309	Senior Vice President, Chief Risk & Audit Officer
Anthony J. Park	801 Grand Avenue, Suite 2600 Des Moines IA 50309	Director
Raymond R. Quirk	801 Grand Avenue, Suite 2600 Des Moines IA 50309	Director
Michael J. Nolan	801 Grand Avenue, Suite 2600 Des Moines IA 50309	Director

Item 29. Persons Controlled by or Under Common Control with the Insurance Company

Fidelity National Financial, Inc. (DE) (“New FNF”) – NYSE Listed

F&G Annuities & Life, Inc. (“FGAL”) (70.47%) (Delaware)	70.4700%
CF Bermuda Holdings Limited (Bermuda)	100%
FGL US Holdings Inc. (Delaware)	100%
Fidelity & Guaranty Life Holdings, Inc. (“FGLH”) (Delaware)	100%
Fidelity & Guaranty Life Business Services, Inc. (“FGLBS”) (Delaware)	100%
Fidelity & Guaranty Life Insurance Company (“FGLIC”) (Iowa)	100%
Corbeau Re, Inc. (Vermont)	100%
100%
Fidelity & Guaranty Life Assignment, LLC (“FGLA”) (Maryland)	100%
Fidelity & Guaranty Life Brokerage, Inc. (“FGLB”) (Maryland)	100%
Fidelity & Guaranty Life Insurance Agency, Inc. (“FGLIA”) (Maryland)	100%
Fidelity & Guaranty Life Insurance Company of New York (“FGLICNY”) (New York)	100%
Fidelity & Guaranty Securities, LLC (“FGSL”) (Delaware)	100%
30.7%
Raven Reinsurance Company (Vermont)	100%
Specialty Lending Company LLC (10%) (Delaware)	100%
Treaty Oak Mortgage Trust (Delaware)	100%
Treaty Ash Residential Mortgage Trust (Delaware)	100%
41.9%
Peak Altitude Equity, LLC (Delaware)	100%
DCMT Worldwide, LLC (40%) (Delaware)	40%
PALH, LLC (Delaware)	100%
Freedom Equity Group, L.L.C. (Delaware)	100%
Roar Joint Venture LLC (70%) (Delaware)	70%
Syncis Holdings, LLC (49%) (Delaware)	49%
F&G Cayman Re Ltd. (Cayman Islands)	100%

FNAO Holdings, LLC (Nevada)	100%
Mission Servicing Asset Management, LLC (“MSAM”) (Delaware)	100%
Mission Servicing Residential, Inc. (“MSRI”) (Alabama)	100%
FNF RE Technology Holdings, LLC (Delaware)	100%
Breakthrough Broker LLC (Colorado)	100%
CINC Superior Holdings LLC (99.1495%) (Delaware)	99.1495%
Agent Pronto, LLC (Florida)	99.1495%
Agent Pronto Canada Ltd. (Ontario)	99.1495%
CINC RE Company LLC (Delaware)	99.1495%
HBN Media, Inc., d/b/a Commissions Inc. (“CINC”) (Georgia)	99.1495%
House Buyer Network, Inc. (Georgia)	99.1495%
HelloCasa, LLC (Florida)	99.1495%
HelloCondo, LLC (Florida)	99.1495%
RealSatisfied, LLC (Delaware)	99.1495%
inHere, LLC (Delaware)	100%
Real Geeks, LLC (Nevada)	100%
SkySlope, Inc. (96.022%) (California)	96.0220%
FNF UTC, LLC (California)	100%
Chicago Title Company (“CTC”) (California)	100%
Computerized Title Records of Sonoma County LLC (California)	33.3000%
Joint Plant of San Mateo County II, LLC (42.12%) (California)	11.1100%
Monterey Joint Plant (16.67%) (Jurisdiction Not Found)	16.6700%
San Luis Obispo Joint Plant (50%) (Jurisdiction Not Found)	25%
Commonwealth Land Title Company (“CLTC”) (California)	100%
Fidelity National Title Company (CA) (“FNTC”) (California)	100%
Computerized Title Records of Sonoma County LLC (California)	33.3000%
Joint Plant of Marin County LLC (20%) (California)	20%

Joint Plant of San Mateo County II, LLC (42.12%) (California)	11.1100%
Marin County Joint Plant (25%) (Jurisdiction Not Found)	25%
San Luis Obispo Joint Plant (50%) (Jurisdiction Not Found)	25%
Fidelity National Title Company of California (“FNTC-CA”) (California)	100%
Lawyers Title Company (“New LTC”) (California)	100%
Joint Plant of San Mateo County II, LLC (42.12%) (California)	11.1100%
Laguna Hills Escrow Services Branch (Jurisdiction Not Found)	100%
Pacific Coast Title Company (40%) (“PCTC”) (California)	40%
Premier Services of Nevada, LLC (Nevada)	51%
Ticor Title Company of California (“TICOR-CA”) (California)	100%
FNTG Holdings, LLC (Delaware)	100%
Fidelity National Title Group, Inc. (“New FNTG”) (fka FNT, Inc.) (Delaware)	100%
Alamo Title Insurance (“ATI”) (Texas)	100%
Title Data, Inc. (47.36%) (Texas)	5.2630%
Chicago Title and Trust Company (“New CTT”) (Illinois)	100%
Chicago Title Insurance Company (FL) (“CTI”) (Florida)	100%
Blue Ridge Title/CTIC, LLC (20%) (Virginia)	20%
Burnet Title of Indiana, LLC (25%) (Indiana)	12.5000%
Chicago Land Agency Services, Inc. (49.9%) (“CLAS”) (Illinois)	49.9000%
Chicago Title of Michigan, Inc. (“CT-MI”) (Michigan)	100%
Greenridge Title Agency, LLC (50%) (Michigan)	50%
Southwest Michigan Title Agency, LLC (50%) (Michigan)	50%
Woodland Title Agency, LLC (40%) (“Woodland Title-MI”) (Michigan)	40%
Commonwealth Land Title Insurance Company (FL) (“CLTIC”) (Florida)	100%
Memphis, TN Joint Plant, LLC (75%) (Tennessee)	25%
Title Data, Inc. (47.36%) (Texas)	5.2630%
Title Reinsurance Company (62.60%) (Vermont)	11.3800%

Fidelity National Management Services, LLC (“FNMS LLC”) (Delaware)	100%
Imaged Library Co., L.L.C. (26.31%) (Washington)	8.7700%
Land Title Company of Kitsap County (51.44%) (combined) (Washington)	47.9700%
LiensNC, LLC (22.22%) (combined) (North Carolina)	11.1100%
Memphis, TN Joint Plant, LLC (75%) (Tennessee)	25%
National Title Insurance of New York Inc. (“NATIONAL-NY”) (New York)	100%
TriCounty Title Plant (45.45% combined) (Oregon)	9.0900%
Region Title, LLC (35%) (Indiana)	35%
S-K-L-D Title Services Inc. (14.73%) (Colorado)	13.9000%
Title Reinsurance Company (62.60%) (Vermont)	33.7400%
Fidelity National Title Insurance Company (FL) (“FNTIC”) (Florida)	100%
Burnet Title of Indiana, LLC (25%) (Indiana)	12.5000%
Clark County Title Service, Inc. (37.5%) (combined) (Nevada)	6.2500%
Fidelity Affiliates, LLC (Florida)	100%
Fortuna Service Company, LLC (California)	100%
Georgetown Data, Inc. (16.67%) (Texas)	16.6700%
Land Canada Limited (51%) (Canada)	51%
LiensNC, LLC (22.22%) (combined) (North Carolina)	11.1100%
Memphis, TN Joint Plant, LLC (75%) (Tennessee)	25%
Title Data, Inc. (47.36%) (Texas)	5.2630%
Title Plant of Santa Fe LLC (31%) (New Mexico)	31%
Title Reinsurance Company (62.60%) (Vermont)	17.4800%
Mortgage Resolution Services, LLC (Delaware)	100%
TitleWave Southeast, LLC (Delaware)	100%
FNTS Holdings, LLC (Delaware)	100%
Achieve Title Agency, LLC (51%) (Michigan)	51%
Advocate Title Agency, LLC (51%) (Michigan)	51%

Alamo Title Holding Company (Texas)	100%
Alamo Title Company (Texas)	100%
Title Data, Inc. (47.36%) (Texas)	5.2630%
Chicago Title of Texas, LLC (“CT-TX LLC”) (Texas)	100%
Title Data, Inc. (47.36%) (Texas)	5.2630%
Alexander Title Agency, Incorporated (Virginia)	100%
AllFirst, LLC (80%) (Oklahoma)	80%
Allegiance Title Company of Arkansas, LLC (40%) (“Allegiance-AR”) (Arkansas)	32%
Allegiance Title, LLC (Texas)	80%
Excel Title Group, LLC (Texas)	80%
PS WRKS LLC (20%) (Delaware)	16%
Land Star Tax Services, L.L.C. (Texas)	80%
Guaranty Abstract Partners, LLC (Oklahoma)	80%
Guaranty Title Company, LLC (OK) (“Guaranty Title-OK”) (Oklahoma)	80%
Metro Title Co., LLC (50%) (Oklahoma)	40%
Oklahoma Abstract Partners, LLC (Oklahoma)	80%
PHS Title, L.L.C. (Oklahoma)	80%
Oklahoma Title Partners, LLC (Oklahoma)	80%
FirsTitle & Abstract Services, LLC (Oklahoma)	80%
Guaranty Title Company LLC (NM) (“Guaranty Title-NM”) (New Mexico)	80%
Guaranty Title Holdings, LLC (Delaware)	80%
Smith Brothers Abstract & Title Co. LLC (Oklahoma)	80%
TitleLogix Solutions LLC (50.1%) (Texas)	40.0800%
American Title Company (TX) (Texas)	100%
Amerititle Downtown, LLC (Ohio)	100%
Amicus Title & Escrow Services, LLC (51%) (Utah)	51%
Assurance Title Agency, LLC (51%) (Michigan)	51%

Austin Title Company (Texas)	100%
Bancserv, LLC (California)	100%
Baton Rouge Title Company, Inc. (“BRTC”) (Louisiana)	100%
Beacon Title Agency LLC (51%) (Michigan)	51%
Belle Title, LLC (51%) (Florida)	51%
BHC&M, Ltd. (Virginia)	100%
Chelsea Title Company (Florida)	100%
Chicago Title Agency Holding, LLC (Delaware)	100%
Chicago Title Company, LLC (DE) (Delaware)	100%
Dane County Title Company, LLC (Wisconsin)	100%
First USA Premier Title Agency, L.P. (51%) (Ohio)	51%
TBD, LLC (North Carolina)	50%
Chicago Title Company, LLC (MT) (Montana)	100%
Chicago Title Insurance Services, LLC (“CTIS LLC”) (New York)	100%
Chicago Title Agency of Utah, LLC (“CTA-UT LLC”) (Utah)	100%
Chicago Title Agency, Inc. (AZ) (“CT-AZ”) (Arizona)	100%
Chicago Title Company of Oregon (“CTC-OR”) (Oregon)	100%
TriCounty Title Plant (45.45% combined) (Oregon)	9.0900%
Chicago Title Company of Washington (“CTC-WA”) (Washington)	100%
Chicago Title Land Trust Company (“CTLTC”) (Illinois)	100%
Chicago Title of Colorado, Inc. (“CTOC”) (Colorado)	100%
S-K-L-D Title Services Inc. (14.73%) (Colorado)	0.8300%
Chicago Title of Nevada, Inc. (“CT-NV”) (Nevada)	100%
Clark County Title Service, Inc. (37.5%) (combined) (Nevada)	6.2500%
Chicago Title Oklahoma Co. (“CT-OK”) (Oklahoma)	100%
Chicago Title Timeshare Company (“CTTC”) (Delaware)	100%
Chicago Title Timeshare Land Trust, Inc. (Florida)	100%

Closing Time Title, LLC (51%) (Michigan)	51%
Commerce Velocity (India) Private Limited (India)	100%
Commercial Partners Title, LLC (Minnesota)	100%
Commercial Settlements, Inc. (District of Columbia)	100%
Commonwealth Land Title Company of Colorado, LLC (“CLTC-CO LLC”) (Colorado)	100%
Commonwealth Lawyers Title Agency Holding, LLC (Delaware)	100%
Commonwealth Land Title Company, LLC (“CLTC LLC”) (Delaware)	100%
Commonwealth Land Title Insurance Services, LLC (“CLTIS LLC”) (New York)	100%
Lawyers Title of Oregon, LLC (Oregon)	100%
TriCounty Title Plant (45.45% combined) (Oregon)	9.0900%
Commonwealth Title Company (16-1672095) (Washington)	100%
Commonwealth Title of Dallas, Inc. (fka: LandAmerica Commonwealth Title of Dallas, Inc.) (Texas)	100%
Index Partners, LLC (58.3%) (Texas)	16.6600%
Commonwealth Title of Houston, Inc. (fka: LandAmerica Commonwealth Title of Houston, Inc.) (Texas)	100%
Title Data, Inc. (47.36%) (Texas)	5.2630%
Copper Title Agency, LLC (51%) (Michigan)	51%
Cornerstone Title Agency, LLC (51%) (Michigan)	51%
Creative Title Solutions, LLC (51%) (Ohio)	51%
Digital Closing Services, Inc. (“DCS”) (Nevada)	100%
Easy Street Offers, LLC (30%) (Arizona)	30%
Endeavor Title Agency, LLC (51%) (Michigan)	51%
Endeavor Title Kansas City, LLC (Missouri)	100%
Enterprise Pennsylvania, LLC (Pennsylvania)	100%
Epique Title Agency, LLC (Michigan)	100%
Executive Title Agency Corp. (Ohio)	100%
ACT Title Agency LLC (51%) (Ohio)	51%
Fidelity National Agency Solutions of Arkansas, LLC (“FNAS-AR”) (Arkansas)	100%

Fidelity National Agency Solutions, LLC (“FNAS LLC”) (Iowa)	100%
Fidelity National Agency Solutions of Louisiana, LLC (“FNAS-LA”) (Louisiana)	100%
Fidelity National Services, Inc. (Delaware)	100%
Fidelity National Title & Escrow of Hawaii, Inc. (“FNT-HI”) (Hawaii)	100%
Fidelity National Title Agency Holding, LLC (Delaware)	100%
Fidelity National Title Company, LLC (“FNTC LLC”) (Delaware)	100%
Columbia Title Agency, LLC (50.1%) (Ohio)	50.1000%
Leadership Title Company, LLC (50.1%) (Ohio)	50.1000%
TBD, LLC (North Carolina)	50%
WIN Title Agency, LLC (20%) (Ohio)	20%
Fidelity National Title Insurance Services, LLC (“FNTIS LLC”) (New York)	100%
Prime X Settlement Services LLC (30%) (Delaware)	30%
Fidelity National Title Agency of Nevada, Inc. (“FNTA-NV”) (Nevada)	100%
Clark County Title Service, Inc. (37.5%) (combined) (Nevada)	6.2500%
Fidelity National Title Agency of Utah, LLC (“FNTA-UT LLC”) (Utah)	100%
Fidelity National Title Agency, Inc. (“FNTA-TX”) (Texas)	100%
Index Partners, LLC (58.3%) (Texas)	16.1600%
Title Data, Inc. (47.36%) (Texas)	5.2630%
Fidelity National Title Company of Montana, LLC (“FNTC-MT LLC”) (Montana)	100%
Fidelity National Title Company of Oregon (“FNTO”) (Oregon)	100%
TriCounty Title Plant (45.45% combined) (Oregon)	9.0900%
Fidelity National Title Company of Washington, Inc. (“FNTC-WA”) (Washington)	100%
Imaged Library Co., L.L.C. (26.31%) (Washington)	8.7700%
Fidelity National Title Group of Puerto Rico, Inc. (“FNTG-PR”) (Puerto Rico)	100%
Cancellation Services, Inc. (Puerto Rico)	100%
Fidelity National Title of Florida, Inc. (“FNT-FL”) (Florida)	100%
Fidelity National Title of New Mexico, Inc. (“FNT-NM”) (New Mexico)	100%

FIP Title Agency, LLC (50.1%) (Ohio)	50.1000%
First Reliant Title Agency, LLC (51%) (Michigan)	51%
First Title, LLC (Tennessee)	100%
First National Financial Title Services of Alabama, Inc. (Alabama)	100%
First National Financial Title Services, LLC (Mississippi)	100%
First Title of Louisiana, LLC (“First Title-LA”) (Louisiana)	100%
Florida Closing Company, LLC (51%) (Florida)	51%
FNF Canada Company (Nova Scotia)	100%
Outsourcing Architects Canada Inc. (“OAC”) (Ontario)	100%
FNF Charter Title Company (TX) (Texas)	100%
Harbour Title Company (50%) (Texas)	50%
Title Data, Inc. (47.36%) (Texas)	5.2630%
FNF Escrow Holdings II, LLC (California)	100%
All Seasons Escrow (California)	100%
Antelope Valley Escrow Services, Inc. (“AVES”) (57%) (California)	57%
Closed Escrow, Inc. (51%) (California)	51%
Command Escrow, Inc. (60%) (California)	60%
Elements Escrow Inc. (60%) (California)	60%
Preferred Choice Escrow (57.04%) (California)	57.0400%
Secured Escrow Inc. (51%) (California)	51%
Select Pacific Escrow, Inc. (51%) (California)	51%
Shalimar Escrow, Inc. (63.25%) (California)	63.2500%
Versal Escrow Services, Inc. (86.67%) (California)	86.6700%
Village Escrow Services, Inc. (60%) (“Village Escrow”) (California)	60%
FNF Escrow Holdings, LLC (California)	100%
Escrow Experts, Inc. (51%) (formerly EZ Escrow, Inc.) (California)	51%
FNF Intellectual Property Holdings, Inc. (Delaware)	100%

FNF International Holdings, Inc. (Delaware)	100%
FNF India Private Limited (India)	0.0100%
FNF International, Mauritius (Mauritius)	100%
FNF India Private Limited (India)	99.9900%
FNF Lawyers Title of Amarillo, Inc. (fka: LandAmerica Lawyers Title of Amarillo, Inc.) (Texas)	100%
FNF Lawyers Title of Texas, Inc. (Texas)	100%
FNF Security Acquisition, Inc. (Delaware)	100%
American Heritage Title Agency, Inc. (dba Heritage Title Company) (“AHTA”) (Colorado)	100%
Fidelity National Title Company (CO) (“FNTC-CO”) (Colorado)	100%
Ticor Title of Colorado, Inc. (fka Title America, Inc.) (Colorado)	100%
United Title Company, Inc. (fka: Mercury Settlement Services, Inc.) (Colorado)	100%
USA Digital Solutions, Inc. (Arizona)	100%
FNF Title International Holding Company (fka Fidelity National Global Solutions, Inc.) (Delaware)	100%
FNF West Texas Abstract & Title Company, LLC (Texas)	100%
WT Tax Service, LLC (Texas)	100%
FNTG National Record Centers, Inc. (Delaware)	100%
Fortress Title Company, LLC (51%) (Texas)	51%
Grand Canyon Title Agency, Inc. (“GCTA”) (Arizona)	100%
Grand Oaks Title Agency, LLC (51%) (Michigan)	51%
Guaranteed Title Group, LLC (51%) (Illinois)	51%
Hawaii Resort Escrow, Inc. (“HRE”) (Hawaii)	100%
HFS Title Agency, LLC (51%) (Michigan)	51%
Home Title Agency, LLC (45%) (Michigan)	45%
Homebase Title, LLC (51%) (Indiana)	51%
Househappy Inc. (11%) (Delaware)	11%
Huntington Title Services, LLC (51%) (Ohio)	51%
Integrity Title Agency, LLC (45%) (Michigan)	45%

Investment Property Exchange Services, Inc. (“IPEX”) (California)	100%
IPX1031 LLC (Delaware)	100%
AESOP Exchange Corporation (Delaware)	100%
Hayrick Holdings Inc. (Delaware)	100%
National Safe Harbor Exchanges, Inc. (“NSHE”) (California)	100%
Strategic Property Investments, Inc. (“SPI”) (Delaware)	100%
L C Investment Corporation (Indiana)	100%
The Land Trust Company (IN) (“Land Trust-IN”) (Indiana)	100%
Land Title Agency, Inc. (New Jersey)	100%
Land Title Company of Kitsap County (51.44%) (combined) (Washington)	3.4700%
LandCastle Title Group, LLC (“LTG LLC”) (Florida)	100%
Performance Title & Escrow, LLC (50.01%) (Florida)	50.0100%
Lawyers Title of Arizona, Inc. (“LT-AZ”) (Arizona)	100%
Lawyers Title of Nevada, Inc. (“LT-NV”) (Nevada)	100%
Clark County Title Service, Inc. (37.5%) (combined) (Nevada)	6.2500%
Lawyers Title Realty Services, Inc. (“LTRS”) (Virginia)	100%
LCTG Holdings, LLC (Florida)	100%
Coronet Insurance Agency, LLC (40%) (Florida)	40%
Synergy Title, LLC (51%) (Florida)	51%
Liberty Title & Escrow Company, LLC (“LTE”) (Pennsylvania)	100%
Liberty Title & Escrow of Arkansas, LLC (“LTE-AR”) (Arkansas)	100%
Liberty Title & Escrow of Louisiana, LLC (“LTE-LA”) (Louisiana)	100%
Liberty Title & Escrow of Maryland, LLC (“LTE-MD”) (Maryland)	100%
Liberty Title & Escrow of Texas, LLC (“LTE-TX”) (Texas)	100%
Longworth-Insured Title Agency, L.L.C. (51%) (Ohio)	51%
LP Title Company, LLC (51%) (Texas)	51%
McNamara, LLC (Nevada)	100%

CT/Nevada Holding Company (88-0209282) (Nevada)	100%
United Title of Nevada, Inc. (88-0173942) (Nevada)	100%
Meraki Title Insurance Agency, LLC (51%) (Utah)	51%
Neighborly Title Company, LLC (51%) (Indiana)	51%
New Mode AV, LLC (75%) (California)	75%
New York Land Services, Inc. (“NYLS”) (New York)	100%
NextAce Corporation (California)	100%
Noble Title Agency, LLC (51%) (Michigan)	51%
Northern Nevada Title Company (“NNTC”) (Nevada)	100%
Novare Settlement Holdings, LLC (80%) (Delaware)	80%
Novare National Settlement Service of Louisiana, LLC (“NNSS-LA”) (Louisiana)	80%
Novare National Settlement Service, LLC (“NNSS LLC”) (Delaware)	80%
Novare National Settlement Service of Maryland, LLC (“NNSS-MD”) (Maryland)	80%
Oxford Commercial Title Agency LLC (50.1%) (Ohio)	50.1000%
Parkside Title Agency, LLC (51%) (Michigan)	51%
Principle Title Agency, LLC (51%) (Michigan)	51%
Property Title & Escrow, LLC (“PTE”) (Maryland)	100%
Reliance Title Agency LLC (51%) (Michigan)	51%
River Valley Abstract & Title, Inc. (Wisconsin)	100%
Rockford Title Agency, LLC (45.5%) (Michigan)	45.5000%
Rocky Mountain Support Services, Inc. (“RMSS”) (Arizona)	100%
EC Purchasing.com, Inc. (Delaware)	100%
Fidelity National Title Agency, Inc. (“FNTA-AZ”) (Arizona)	100%
Fidelity Residential Solutions, Inc. (“FRS”) (Kansas)	100%
Fidelity Inspection & Consulting Services, Inc. (“FICS”) (Pennsylvania)	100%
FRA Real Estate Assistance, Inc. (Texas)	100%
National Residential Nominee Services Inc. (“NRNSI”) (Delaware)	100%

Indiana Residential Nominee Services, LLC (“IN RNS LLC”) (Indiana)	100%
Maine Residential Nominee Services, LLC (“ME RNS LLC”) (Maine)	100%
Massachusetts Residential Nominee Services, LLC (“MA RNS LLC”) (Massachusetts)	100%
National Residential Nominee Services of Canada, Inc. (“NRNSI-Canada”) (Ontario)	100%
Vermont Residential Nominee Services, Inc. (“VT RNS INC”) (Vermont)	100%
Manchester Development Corporation (d/b/a Orion Realty Group) (California)	100%
Property Insight, LLC (“New PI”) (Delaware)	100%
San Juan County Abstract & Title Company (New Mexico)	100%
Seasons Title Agency, LLC (45%) (Michigan)	45%
Security Title Agency, Inc. (“STA”) (Arizona)	100%
Security Title Guaranty Co. (“STGC”) (Colorado)	100%
Shoreline Title Insurance Group, LLC (51%) (Indiana)	51%
SoftPro, LLC (Delaware)	100%
StarTex Title Agency, LLC (“StarTex Title”) (Texas)	100%
Title Data, Inc. (47.36%) (Texas)	5.2630%
Strategic Title Agency, LLC (51%) (Michigan)	51%
STS Agency, LLC (50.1%) (Ohio)	50.1000%
TCT Title, LLC (51%) (Ohio)	51%
Team Title, LLC (51%) (Michigan)	51%
The Land Trust Company of Florida, Inc. (“TLTC-FL”) (Florida)	100%
The Maryland Title Guarantee Company (Maryland)	100%
The Title Guarantee Company (Maryland)	100%
Ticor Asset Management, LLC (“TAM LLC”) (California)	100%
Ticor Title Company (Washington)	100%
Imaged Library Co., L.L.C. (26.31%) (Washington)	8.7700%
Ticor Title Company of Oregon (“TICOR-OR”) (Oregon)	100%
TriCounty Title Plant (45.45% combined) (Oregon)	9.0900%

Ticor Title of Nevada, Inc. (“TICOR-NV”) (Nevada)	100%
Clark County Title Service, Inc. (37.5%) (combined) (Nevada)	6.2500%
Title Guaranty Escrow Services, Inc. (90%) (“TGES”) (Hawaii)	90%
Hale in Formation, Inc. (Hawaii)	90%
T. G. Exchange, Inc. (Hawaii)	90%
T. G. Super Exchange Corp. (Hawaii)	90%
Title Guaranty of Hawaii, LLC (90%) (“TGOH”) (Hawaii)	90%
Transnation Title & Escrow, Inc. (dba Fidelity National Title Company of Idaho) (Delaware)	100%
True Defense Title Services, LLC (51%) (Indiana)	51%
United Financial Management Company (Nevada)	100%
United Title of Nevada, Inc. (“UT-NV”) (Nevada)	100%
Village Resort, LLC (California)	100%
VIP Title Agency II, LLC (51%) (Ohio)	51%
Western Title & Escrow Company (“WTE”) (Oregon)	100%
Wisconsin Wide Title Services, LLC (51%) (Wisconsin)	51%
Woodland Title Agency, LLC (51%) (“Woodland Title-OH”) (Ohio)	51%
Rocky Mountain Insurance Company (“RMIC”) (Vermont)	100%
J. Rockcliff, Inc. (California)	100%
National Alliance Marketing Group, LLC (“NAMG LLC”) (California)	100%
Fidelity National Disclosure Source, LLC (“FNDS LLC”) (Delaware)	100%
Fidelity National Home Warranty Company (“FNHWC”) (California)	100%
BPG Holdings, LLC (Georgia)	100%
BPG Inspection, LLC (Georgia)	100%
Buyers Protection Group, LLC (“BPG LLC”) (Georgia)	100%
PC Agent Group, Inc. (Delaware)	100%
FNF Insurance Services, Inc. (“FNF INS”) (formerly CLIS) (California)	100%
QOMPLX, Inc. (43.65%) (Delaware)	43.6500%

Rocky Mountain Aviation, LLC (“RMA”) (Arizona)	100%
ServiceLink Holdings, Inc. (Delaware)	100%
ServiceLink Holdings, LLC (Delaware)	100%
ServiceLink NLS, LLC (fka: ServiceLink Holdings, LLC) (Delaware)	100%
ATM Holdings, LLC (Pennsylvania)	100%
AMC Settlement Services, LLC (22%) (Pennsylvania)	22%
National Link, L.P. (49.8%) (Pennsylvania)	49.5000%
National Link of Alabama, L.L.C. (Alabama)	49.5000%
NationalLink Valuations, LLC (Delaware)	49.5000%
Exos Technologies, LLC (Pennsylvania)	100%
Exos Loan Closing Services, LLC (Pennsylvania)	100%
Exos Valuations, LLC (Pennsylvania)	100%
LoanCare, LLC (fka: FNF Servicing, Inc.) (Virginia)	100%
National Link, L.L.C. (49.8%) (Pennsylvania)	49.8000%
National Link, L.P. (49.8%) (Pennsylvania)	0.4980%
National Link of Alabama, L.L.C. (Alabama)	0.4980%
NationalLink Valuations, LLC (Delaware)	0.4980%
ServiceLink Asset Management Solutions, LLC (fka AssetLink, LLC (PA)) (Pennsylvania)	100%
ServiceLink Auction, LLC (DE) (Delaware)	100%
ServiceLink Auction Services, Inc. (“SLAS”) (Texas)	100%
ServiceLink Default Abstract Solutions, LLC (Delaware)	100%
ServiceLink Default Services, LLC (Delaware)	100%
ServiceLink Agency Sales and Posting, LLC (f/k/a LPS Agency Sales and Posting, LLC) (California)	100%
ServiceLink Field Services, LLC (f/k/a LPS Field Services, LLC) (Delaware)	100%
ServiceLink Process Solutions, LLC (f/k/a ServiceLink Default Solutions, LLC) (Delaware)	100%
ServiceLink IP Holding Company, LLC (Delaware)	100%
ServiceLink Management Company, LLC (Delaware)	100%

ServiceLink of Arkansas, LLC (Arkansas)	100%
ServiceLink of Louisiana, LLC (Louisiana)	100%
ServiceLink of Texas, LLC (Texas)	100%
ServiceLink Valuation Solutions, LLC (fka: Vision Appraisal Solutions, LLC) (Delaware)	100%
ServiceLink, LLC (fka: ServiceLink Title Company, LLC) (Pennsylvania)	100%
ServiceLink Title Company of Alabama, LLC (Alabama)	100%
SL National TaxNet, LLC (f/k/a BKFS National TaxNet, LLC) (Delaware) Tax ID: 27-3732345	100%
LTC Sub, LLC (Delaware)	100%
LRT Record Services, LLC (f/k/a LRT Record Services, Inc.) (Texas)	100%
ServiceLink Title Company of Oregon, LLC (Oregon)	100%
ServiceLink Title Insurance Agency of Utah, LLC (Utah)	100%
RealInfo, L.L.C. (50%) (Illinois)	50%
ServiceLink National Flood, LLC (Delaware)	100%
OnePointCity, LLC (Ohio)	100%
ServiceLink Title Company (fka LSI Title Company) (California)	100%
Computerized Title Records of Sonoma County LLC (California)	33.3000%
Joint Plant of San Mateo County II, LLC (42.12%) (California)	11.1100%
ServiceLink Title Agency, Inc. (fka: LSI Title Agency, Inc.) (Illinois)	100%
Clark County Title Service, Inc. (37.5%) (combined) (Nevada)	6.2500%
Vision Global Solutions, LLC (Pennsylvania)	100%
Diverse Mortgage Services, LLC (formerly Diverse Solutions, LLC) (35%) (Pennsylvania)	35%
DMS TC, LLC (Pennsylvania)	35%
Nationwide Settlement Source, L.L.C. (Pennsylvania)	100%
ServiceLink Services Management, Inc. (fka BKFS II Management, Inc.) (Delaware)	100%
ServiceLink Services, LLC (fka BKFS II Services, LLC) (Delaware)	100%
SGIH, LLC (35.157%) (Delaware)	35.1570%

SGI Holdings, Inc. (Delaware)	35.1570%
Dwell Realtors, Inc. (California)	35.1570%
Sereno Group, Inc. (“SGI”) (Delaware)	35.1570%

Item 30. Indemnification

As more fully set forth in its By-Laws, the Registrant, to the fullest extent and under the circumstances permitted by the Iowa Business Corporation Act or any other applicable Iowa statutory or decisional law, as amended or interpreted, shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.

The foregoing right of indemnification is not exclusive of any other rights to which those seeking indemnification may be entitled under the Registrant’s Articles of Incorporation, By-Laws, any agreement, vote of shareholders or disinterested directors or otherwise and shall continue as to a person who has ceased to be director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

The Registrant may pay expenses, including attorney’s fees, incurred in defending any such action, suit or proceeding in advance of the final disposition of such action, suit or proceeding as authorized by the directors in the specific case, upon receipt of (a) a written affirmation of the director’s or officer’s good faith belief that

(i) the director or officer has met the relevant standard of conduct required for indemnification or (ii) such action, suit or proceeding involved conduct for which liability has been eliminated under the Registrant’s Articles of Incorporation and (b) a written undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that such director or officer is entitled to be indemnified by the Registrant.

The Iowa Business Corporation Act provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Item 31. Principal Underwriter

(a)	Not applicable.

(b)	The following are the directors and officers of the Principal Underwriter:

Name	Business Address	Position
Ronald Barrett	801 Grand Avenue, Suite 2600 Des Moines IA 50309	Manager
Jeff Lynch	801 Grand Avenue, Suite 2600 Des Moines IA 50309	Manager
Thomas Olson	801 Grand Avenue, Suite 2600 Des Moines IA 50309	Manager & Chief Executive Officer
Kelly Stokes	801 Grand Avenue, Suite 2600 Des Moines IA 50309	Chief Compliance Officer & Anti- Money Laundering Compliance Officer
Tessa Cantonwine	801 Grand Avenue, Suite 2600 Des Moines IA 50309	Secretary

(c)	Compensation to Principal Underwriter during last fiscal year:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Other Compensation
Fidelity & Guaranty Securities, LLC	$2,495,371	$	$	$2,272,296

[1]	Compensation to the Underwriter for all of the Underwriter’s expenses, both direct and indirect, associated with the Contracts.
Item 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
F&G Confidence Builder (Form RILA (05-22))	504	$69,799,918	381	$52,876,062	$217,400	No
Item 32. Location of Accounts and Records
Not applicable.
Item 33. Management Services
Not applicable.
Item 34. Fee Representation and Undertakings

(a)	Not applicable.

(b)	The Insurance Company undertakes the following:
(1) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and
(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Des Moines, State of Iowa, on the    day of April, 2026

FIDELITY & GUARANTY LIFE INSURANCE COMPANY
(Insurance Company)

By:	/s/ Christopher O. Blunt
Christopher O. Blunt
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Christopher O. Blunt Christopher O. Blunt	Chief Executive Officer & Director (Principal Executive Officer)	2026

* Conor Murphy	President and Chief Financial Officer (principal financial officer)	2026

* Mark Wiltse	Senior Vice President, Chief Accounting Officer and Treasurer	2026

* Wendy J.B. Young	Director	2026

* Anthony J. Park	Director	2026

* Raymond R. Quirk	Director	2026

* Michael J. Nolan	Director	2026

* By:	/s/ Tessa Cantonwine
Tessa Cantonwine, Attorney-in-Fact

Exhibit Index

Exhibit No.	Exhibit

27(l)	Consent of Ernst & Young LLP

27(o)	Form of Initial Summary Prospectus

27(r)	Historical Current Limits on Index Gains